AAL Variable Product Series Fund, Inc.

Annual Report

December 31, 2001

AAL Technology Stock Portfolio

AAL Aggressive Growth Portfolio

AAL Small Cap Stock Portfolio

AAL Small Cap Index Portfolio

AAL Mid Cap Stock Portfolio

AAL Mid Cap Index Portfolio

AAL International Portfolio

AAL Capital Growth Portfolio

AAL Large Company Index Portfolio

AAL Equity Income Portfolio

AAL Balanced Portfolio

AAL High Yield Bond Portfolio

AAL Bond Index Portfolio

AAL Money Market Portfolio

AAL Deferred Variable Annuity
SEC Standardized Total Returns
(With surrender charge and $25 certificate maintenance charge)
For the Periods Ended December 31, 2001

Total return calculations assume a $1,000 initial investment. If total net premiums are below $1,500 at the end of certificate year, a $25 certificate maintenance charge will be deducted.

-------------------------------------------------------------------------------------
                                                                         Since
            Subaccount                 1-Year          5-Year          Inception
-------------------------------------------------------------------------------------
 AAL Technology Stock                    N/A            N/A         (25.85)%/1/
 AAL Aggressive Growth                   N/A            N/A         (28.55)%/1/
 AAL Small Cap Stock                     N/A            N/A          (0.94)%/1/
 AAL Small Cap Index                   (3.91)%         6.71%           9.11%/2/
 AAL Mid Cap Stock                       N/A            N/A         (18.69)%/1/
 AAL Mid Cap Index                       N/A            N/A          (7.59)%/1/
 AAL International                    (33.40)%          N/A          (5.42)%/3/
 AAL Capital Growth                      N/A            N/A         (17.59)%/1/
 AAL Large Company Index              (21.06)%         6.66%          10.62%/2/
 AAL Equity Income                       N/A            N/A         (15.41)%/1/
 AAL Balanced                         (13.04)%         5.18%           7.34%/2/
 AAL High Yield Bond                   (8.51)%          N/A          (7.06)%/3/
 AAL Bond Index                        (1.98)%         2.97%           2.94%/2/
 AAL Money Market                      (6.30)%         0.84%           1.18%/2/
-------------------------------------------------------------------------------------
     /1/ Cumulative total return since inception date (March 2, 2001).
     /2/ Annualized total return since inception date (June 15, 1995).
     /3/ Annualized total return since inception date (March 3, 1998).

AAL Variable Product Series Fund, Inc. Annual Report

Table Of Contents

President's Letter                                                         2
The Economy and Markets in Review                                          3
Portfolio Perspective
AAL Technology Stock Portfolio                                             4
AAL Aggressive Growth Portfolio                                            6
AAL Small Cap Stock Portfolio                                              8
AAL Small Cap Index Portfolio                                             10
AAL Mid Cap Stock Portfolio                                               12
AAL Mid Cap Index Portfolio                                               14
AAL International Portfolio                                               16
AAL Capital Growth Portfolio                                              18
AAL Large Company Index Portfolio                                         20
AAL Equity Income Portfolio                                               22
AAL Balanced Portfolio                                                    24
AAL High Yield Bond Portfolio                                             26
AAL Bond Index Portfolio                                                  28
AAL Money Market Portfolio                                                30

Schedule of Investments
AAL Technology Stock Portfolio                                            32
AAL Aggressive Growth Portfolio                                           34
AAL Small Cap Stock Portfolio                                             36
AAL Small Cap Index Portfolio                                             39
AAL Mid Cap Stock Portfolio                                               48
AAL Mid Cap Index Portfolio                                               51
AAL International Portfolio                                               58
AAL Capital Growth Portfolio                                              62
AAL Large Company Index Portfolio                                         65
AAL Equity Income Portfolio                                               73
AAL Balanced Portfolio                                                    75
AAL High Yield Bond Portfolio                                             93
AAL Bond Index Portfolio                                                  99
AAL Money Market Portfolio                                                108

Statement of Assets and Liabilities
AAL Variable Product Series Fund, Inc.                                    110
AAL Variable Annuity Account I                                            141
AAL Variable Annuity Account II                                           154
AAL Variable Life Account I                                               167

Statement of Operations
AAL Variable Product Series Fund, Inc.                                    114
AAL Variable Annuity Account I                                            144
AAL Variable Annuity Account II                                           157
AAL Variable Life Account I                                               170

Statement of Changes in Net Assets
AAL Variable Product Series Fund, Inc.                                    118
AAL Variable Annuity Account I                                            147
AAL Variable Annuity Account II                                           160
AAL Variable Life Account I                                               173

Notes to Financial Statements
AAL Variable Product Series Fund, Inc.                                    123
AAL Variable Annuity Account I                                            150
AAL Variable Annuity Account II                                           163
AAL Variable Life Account I                                               181

Report of Independent Accountants
AAL Variable Product Series Fund, Inc.                                    140
AAL Variable Annuity Account I                                            153
AAL Variable Annuity Account II                                           166
AAL Variable Life Account I                                               184

Financial Highlights                                                      132

A Note on Forward-Looking Statements                                      185

Glossary of Terms                                                         185

Directors and Officers                                                    186

Dear Member:

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We are happy to bring you the annual report for the AAL Variable Product Series Fund, Inc., the underlying investment vehicle for:

  the AAL Flexible Premium Deferred Variable Annuity.
  the AAL Single Premium Immediate Variable Annuity.
  AAL Variable Universal Life.

Details about the performance, holdings and financial information for the Portfolios are outlined on the following pages. Please take a moment to learn what the individual Portfolio managers have to say and how economic conditions here and around the world have affected each Portfolio over the last year.

You may also want to review your overall financial picture. Has your situation changed recently or would you benefit from greater diversification? Are you on track for meeting your insurance and financial goals? Your local representative can help you identify goals and develop a plan to meet them.

If you have questions about your variable product you may contact your local representative or call the Variable Products Service Center at (800) 225-5225.

We appreciate your continued faith and are committed to helping you reach your goals.

Sincerely,

/s/Robert G. Same

Robert G. Same
Vice President
Aid Association for Lutherans
President
AAL Variable Product Series Fund, Inc.

The Economy and Markets in Review

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Economic Summary

Economic and investment market results for 2001 demonstrate that it was a challenging year on many fronts. As the year began, the economy was slowing, the manufacturing sector was weak, consumer confidence was declining from high levels and unemployment was rising. As the year progressed, these trends accelerated. Many theorized that the terrorist attacks of September 11 would push the U.S. economy into a brief recession. It now appears that the attacks added to the negative economic trend that was already in place. The National Bureau of Economic Research announced in November that the current recession began in March 2001.

In response to this recessionary environment, the Federal Reserve (Fed) continued to provide aggressive monetary stimulus during the fourth quarter. The most recent rate reduction of 0.25% in mid-December left the targeted fed funds rate at 1.75%, the lowest level in 40 years. The Fed eased eleven times during 2001 for a total of 4.75%. Notably, the Fed continues to see the domestic economy as biased toward further weakness, which may indicate incremental rate reduction(s) during 2002.

Market Summary

As a result of the difficult investment environment summarized above, equity markets struggled during 2001. Total returns for the major domestic equity indexes ranged from relatively flat to significantly negative during the last twelve months. Most dramatic was the NASDAQ Composite Index’s decline of 20.8%, as business prospects and earnings expectations within the technology sector were plagued by uncertainty. Similarly, the S&P 500® of large-capitalization stocks fell 11.9%. Mid-cap stocks, as represented by the S&P MidCap 400 Index, performed notably better, declining 0.6% during the year, while small-cap stocks outperformed most of the major indexes, as demonstrated by the S&P SmallCap 600 Index’s 6.5% advance.

Bond market returns, aided by Fed easing and the perceived “safe haven” status of U.S. Treasury securities, outpaced the returns provided by stocks during the year. For example, the benchmark Lehman Aggregate Bond Index returned 8.4% during the last twelve months. The U.S. Treasury yield curve shifted dramatically during 2001, returning to its normal, positively sloped shape. Short-maturity treasury securities benefited the most from aggressive Fed easing and strong demand for safe, liquid investments. Because of this yield curve shift, short- to intermediate-maturity fixed-income securities outperformed all others during 2001.

Equities rallied dramatically during the fourth quarter, while the previously mentioned indexes advanced between 10% and 30%, and bond yields rose. Tentative signs of a turnaround are emerging, yet the recovery is by no means certain. As a result, investors are encouraged to remain focused, stay diversified and continue to execute their long-term strategies. By doing so, they will be in a position to capitalize on market opportunities during 2002 and beyond.

/s/James H. Abitz

James H. Abitz
Chief Investment Officer

Technology Stock Portfolio

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The combination of Federal Reserve interest-rate increases and rising oil prices in 1999 and 2000 took its toll and the domestic economy entered a recession in early 2001. The slowing economy forced many companies to cut costs through layoffs and lower capital expenditures.

With information technology representing over 50 percent of U.S. companies’ capital expenditures, the sector saw many projects put on hold or eliminated. As the U.S. economy slowed, many countries around the world slipped into recession, causing a worldwide slowdown. Compounding the problem for the technology sector was the capacity added during the later 1990s. As more companies competed for fewer deals, profit margins declined, causing technology stock profits and prices to follow suit. These negative factors came to a head as the markets reopened after the tragic events of September 11. Ironically, the events of September 11 may have caused the market capitulation many investors were looking for to signal a market bottom. The following five points have been indicators of previous market bottoms:

  Extreme pessimism - more bears than bulls.
  Large mutual fund cash positions.
  Deeply oversold conditions.
  Extreme panic and sell offs accompanied by a negative news event.
  Heavy insider buying.

Before September 11, the first three points held true. Unfortunately, September 11 made the fourth point a reality. The fifth point was satisfied as company insiders bought stock as the market sold off during the second half of September. The end of September may have marked a bottom for technology stocks as the sector returned over 30% in the fourth quarter. Unfortunately, the strong fourth quarter performance was not enough to prevent a second consecutive yearly decline as technology stocks lost over 25% in 2001.

The AAL Variable Product Technology Stock Portfolio reflected this difficult time period as the Portfolio was down 21.3% since its inception. This return compares to the Goldman Sachs Technology Composite Index return of negative 17.6%. Although the Portfolio was up over 30% in the fourth quarter, like the overall technology market, this was not enough to prevent a negative return for the year. The largest negative contributors for the period were software andtelecommunication services. Both industries suffered from the overcapacity discussed above as too many competitors were chasing too few deals. Many of these companies were blindsided by the pace of the economic deceleration and were unable to adjust their staff and capacity.

The success stories of 2001 represented market leaders or niche companies that dominated a particular market segment. The market leaders that had solid years were Microsoft, IBM and Dell; while Nvidia’s domination in the graphics chip market, Digital River’s solid e-commerce platform, Intersil’s superior wireless LAN product and Electronic Arts’ leading share in the video game market helped these companies post significant returns in 2001. The top five contributing stocks to the Portfolio’s performance in 2001 were: Nvidia Corporation, Microsoft Corporation, Digital River Inc., Intersil Corporation and IBM Corporation. (Please see the schedule of investments for more information about the Portfolio’s holdings.)

As we head into 2002, we are cautiously optimistic about technology stocks. Interest rates and oil prices have been declining for 12 months, which may provide stimulus in 2002.

/s/Brian J. Flanagan

Brian J. Flanagan
Portfolio Manager

/s/James A. Grossman

James A. Grossman
Portfolio Manager

This Portfolio concentrates its assets in technology-related industries. As a result, the Portfolio’s shares are likely to fluctuate in value more than those of a portfolio investing in a broader range of industries.

                          [MOUNTAIN CHART OMITTED HERE]
                          Value of a $10,000 Investment

Date                         Technology Stock              GSTI Value
                                 Portfolio
03/01/01                         10,000.00                  10,000.00
03/30/01                         8,110.00                   8,357.53
04/30/01                         10,020.00                  9,952.64
05/31/01                         9,570.00                   9,556.48
06/30/01                         9,680.00                   9,581.66
07/31/01                         8,750.00                   8,899.61
08/31/01                         7,580.00                   7,740.57
09/28/01                         5,920.00                   6,175.88
10/31/01                         6,850.00                   7,167.74
11/30/01                         7,940.00                   8,389.16
12/31/01                         7,870.00                   8,241.07

*The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks.
Data supplied by Goldman Sachs. It is not possible to invest directly in the Index.

                           Cumulative Total Returns/1/
                             As of December 31, 2001
                                                             From       Inception
                                                           Inception      Date
Fund Portfolio/2/                                          (21.30)%     03/01/01
Deferred Variable Annuity Subaccount/3/                    (18.36)%     03/02/01
SEC Deferred Variable Annuity Subaccount/3/                (23.51)%     03/02/01
Single Premium Immediate Variable Annuity Subaccount/4/    (18.36)%     03/02/01
Variable Universal Life Subaccount/5/                      (20.86)%     03/02/01

Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Cumulative total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.75% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by the investment adviser. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.75% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.75% management fee of the Fund
Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.75% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Aggressive Growth Portfolio

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The AAL Aggressive Growth Portfolio lost 20.4% since inception through December 31, 2001, lagging its benchmark, the S&P 500, which returned a negative 6.5%.

Market Conditions & Events

Throughout the year, economic and market conditions continued to deteriorate. A record number of Federal Reserve interest rate cuts offered little traction, and an already sinking economy was further devastated by the September 11 attacks.

In the aftermath of this event, we remained cautious when the markets reopened. As we joined others to sort through the chaos, some signs of opportunities appeared in the otherwise depressed market.

Most observers, however, were surprised when the market weakness improved as soon as October and further improved through mid-December. The rallies pushed stocks back to pre-September 11 levels, and suddenly the U.S. economic picture appeared better. Even better, inventory cycles seemed to have bottomed, particularly within technology. As a result, economically sensitive stocks, such as technology, media and financial companies, performed especially well at year end amidst a rising sentiment that the economy was improving.

Techniques & Strategies

We spent the year attempting to achieve greater balance in industry exposure, combining the growth stocks we typically favor with those that are more economically sensitive. We either trimmed or liquidated a number of our technology holdings, such as cellular phone maker Nokia and software company i2 Technologies. We remain in close contact with these companies, however, watching each for signs of renewed strength. (Please see the schedule of investments for more information about the Portfolio’s holdings.)

During the year, we increased our healthcare exposure, which benefited from the relative stability of their revenue streams and cash flows during times of economic turmoil, but lost some ground in the year-end rally. In particular, we invested in Pfizer, Tenet Healthcare, and smaller-cap medical device providers such as Waters Corp.

Insurance emerged as the Portfolio theme toward year-end. For years, financial services firms had performed steadily, with overall market capitalization challenged by a series of mishaps. While this negative state was made worse by the events of September 11, higher capitalized insurance companies are poised to gain following the tragedy. In financial services in particular, we either purchased or added to Citigroup, Berkshire Hathaway and AFLAC. Citigroup has responded effectively to the weaker economy through aggressive cross-selling and cost-cutting measures. Berkshire Hathaway stands to benefit from anticipated double-digit premium increases next year. While AFLAC suffered a misstep in its recent quarterly results, the company is poised to recoup market share in Japan, while building a stronger brand in the United States.

Although there is uncertainty surrounding a 2002 economic upturn, we believe the Portfolio is well positioned going forward. We have also maintained reasonable exposure to areas that stand to benefit from a rebounding market, such as technology, telecommunications, energy and media.

Looking ahead, with interest rates relatively low, the inflation picture very constructive and companies better managing their inventories, we think we will see an improving economy throughout 2002. On a broad scale, the market is no longer overwhelmingly cheap, but we are finding opportunities on a stock-by-stock basis.

Regardless of what the future may bring, we remain committed to adding value by identifying what we believe are the dominant franchises.

/s/Warren Lammert

Warren Lammert
Portfolio Manager

Stocks in companies that offer the potential for accelerated earnings or revenue growth are likely to have increased price volatility.

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date               Aggressive Growth                    S&P 500 Value
                     Portfolio Value
03/01/01                10,000.00                         10,000.00
03/30/01                9,080.00                          9,356.53
04/30/01                10,090.00                         10,083.63
05/31/01                9,860.00                          10,151.19
06/30/01                9,490.00                          9,904.11
07/31/01                9,020.00                          9,806.65
08/31/01                8,100.00                          9,192.75
09/28/01                7,260.00                          8,450.44
10/31/01                7,350.00                          8,611.59
11/30/01                7,830.00                          9,272.19
12/31/01                7,957.90                          9,353.41

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500(R)" is a trademark of The
McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by
Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                           Cumulative Total Returns/1/
                             As of December 31, 2001
                                                             From         Inception
                                                           Inception        Date
Fund Portfolio/2/                                          (20.42)%       03/01/01
Deferred Variable Annuity Subaccount/3/                    (21.25)%       03/02/01
SEC Deferred Variable Annuity Subaccount/3/                (26.21)%       03/02/01
Single Premium Immediate Variable Annuity Subaccount/4/    (21.25)%       03/02/01
Variable Universal Life Subaccount/5/                      (23.65)%       03/02/01

Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Cumulative total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.80% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by the investment adviser. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.80% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.80% management fee of the Fund
Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.80% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Small Cap Stock Portfolio

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The last ten months have been quite interesting for all small-cap stock investors. The S&P SmallCap 600, a benchmark for small-cap investing, was up 8.8%, while the AAL Small Cap Stock Portfolio was up 11.1%, since its inception. Small-cap stocks performed quite well relative to other domestic equity classes as the S&P 500®, a good proxy for large-cap stocks, was down 6.5%.

Behind these numbers was a challenging and interesting year. First, in our opinion, the United States, and the world for that matter, has been drifting toward recession since April. This alone created volatility and uncertainty in the stock market. On top of this, the tragic events of September 11 made this situation worse--driving the United States into recession and heightening investors’ sense of uncertainty. Few industry sectors did well during this time period. Fortunately, we were overweighted in one sector that did do well-financial services, particularly property and casualty insurance companies. We were also underweight in energy and energy service stocks, a sector that performed poorly over much of the year.

Clearly the events of September 11 have changed the world we live in and, as investors, we need to take these changes into account. However, in the current environment, we think it is important to think about what has not changed. First, the United States and the structure of its economy is very strong. To put this in perspective, let’s look where we were in 1990 and 1991, the last time we entered a recession. We were in the midst of the savings and loan crisis, a generally weak financial system and many were questioning the competitiveness of American industry in the global economy. On top of this we were entering a war with Iraq and dealing with significant political instability in the former Soviet Union.

Today, our financial system, and banks in particular, are in good shape. Also, United States industry competitiveness is as strong as it has ever been. Geopolitical instability is a challenge and, unfortunately, probably going to be a fact of life for the foreseeable future. However, we are confident that, as a country, we will adapt to and overcome these challenges. Finally, and most importantly for small-cap investors, there is no shortage of smart and motivated people in United States. These people will drive the economy and build the businesses of the future. We find this fact comforting and exciting. That said, we do not know when the economy and the stock market will recover. However, we are confident that times will be better three years from now than they are today.

We have continued our strategy of being broadly diversified across sectors and focusing on the best companies within each sector. Furthermore, we are trying to use rational judgement, disciplined valuation techniques, and a bias towards quality companies to take advantage of the opportunities that the stock market is giving us. We saw a fair amount of “panic selling” and “gut” reactions during the first couple of weeks after the September 11 attacks. As a result, we added a number of inexpensive stocks across a variety of sectors-ranging from insurance to toys to technology to airlines to energy.

Sectors that we believe have been particularly punished were airlines and energy. Americans will eventually come back to the air (although it may take some time). This event will give the airlines the motivation and capability to undergo long needed restructuring. We believe this process could actually have a meaningful positive impact on the regional airline industry. Also, fears of a global recession prompted a significant sell-off in energy stocks. The Portfolio was underweighted in this sector throughout the year. However, based on our calculations, many of the stocks in this sector have become quite inexpensive. Also, any economic recovery should have a significant positive impact on global demand for energy. We also added select technology stocks during September. Virtually all of the stocks we bought during this period increased in value, contributing to the Portfolio’s 30.0% return since September 21.

Based on recent economic data and evidence from many of the companies we follow, we believe that the recession is bottoming or maybe even behind us. Subsequently, we are trying to position the Portfolio to take advantage of any economic recovery that we may see over the next year.

/s/Kevin Schmitting

Kevin Schmitting
Portfolio Manager

Small-company stock prices are generally more volatile than large-company stock prices.

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date                         Small Cap Stock        S&P SmallCap 600 Value
                              Portfolio Value
03/01/01                       10,000.00             10,000.00
03/30/01                        9,490.00              9,542.91
04/30/01                       10,240.00             10,270.27
05/31/01                       10,500.00             10,466.74
06/30/01                       10,790.00             10,850.35
07/31/01                       10,620.00             10,668.93
08/31/01                       10,350.00             10,425.68
09/28/01                        9,060.00              9,016.34
10/31/01                        9,750.00              9,497.18
11/30/01                       10,400.00             10,191.90
12/31/01                       11,110.00             10,881.59

*An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets.
"S&P SmallCap 600 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                           Cumulative Total Returns/1/
                             As of December 31, 2001
                                                             From          Inception
                                                           Inception         Date
Fund Portfolio/2/                                           11.10%         03/01/01
Deferred Variable Annuity Subaccount/3/                      8.22%         03/02/01
SEC Deferred Variable Annuity Subaccount/3/                  1.40%         03/02/01
Single Premium Immediate Variable Annuity Subaccount/4/      8.22%         03/02/01
Variable Universal Life Subaccount/5/                        4.97%         03/02/01

Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Cumulative total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.70% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by the investment adviser. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.70% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.70% management fee of the Fund
Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.70% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Small Cap Index Portfolio

[PHOTO OMITTED HERE]

The total return of the AAL Small Cap Index Portfolio was 6.4% for the 12-month period ending December 31, 2001. This return compared to the S&P SmallCap 600 Index return of 6.5% for the same period. The difference in return between the Portfolio and the index is primarily the result of expenses, transaction costs and a small cash balance for the Portfolio. Expenses currently represent the majority of the return differential between the Portfolio and the S&P SmallCap 600 Index.

It was a volatile year for stocks in general, but small-capitalization stocks eventually outperformed mid- and large-cap stocks quite handily. For the 12-month period, large-cap stocks (as represented by the S&P 500®) had double-digit losses and mid-cap stocks (as represented by the S&P MidCap 400 Index) had slightly negative returns, while small-cap stocks were solidly in positive territory. As has often been the case in the past, small-cap stocks fell more rapidly in the face of the uncertainty the market experienced in September, but rebounded more rapidly as the market turned around late in the year. This is quite common, as smaller-cap stocks in general are higher risk securities and investors tend to move away from them during times of uncertainty, and return to them as their comfort level and risk tolerance improves.

Consumer discretionary and consumer staples were two of the economic sectors that had a positive impact on performance. Consumer discretionary stocks were up over 26% for the year, due to strength in areas such as retailing and homebuilding. At roughly one-fifth of the S&P SmallCap 600 Index, this sector had a very big impact on the performance of the index for the year. Consumer staples were strong performers as well, rising over 40% for the year, but the sector makes up less than 5% of the total index. Offsetting some of this upside was the performance of energy stocks, which lost nearly a quarter of their value for the year. Fortunately the energy sector currently makes up less than 6% of the index.

As an index Portfolio, there are no active decisions made regarding sector weightings or individual security holdings. The goal of the Portfolio is to match the performance of the S&P SmallCap 600 Index. To do this, we utilize a full replication strategy for the Portfolio; in other words, all 600 securities are purchased in approximately the same weight as in the index. Unlike the index, which does not have expenses associated with it, the Portfolio’s performance will be impacted by transaction fees and expenses.

As the AAL Small Cap Index Portfolio grows in size, expenses and transaction costs will have less of an impact on performance as they will be spread across a larger asset base. A larger Portfolio will also be able to match the characteristics of the index more closely. In terms of cash, the Portfolio maintains a low level of cash (less than 2%) at all times; however, even a small amount of cash can result in some tracking variance.

/s/Timothy C. Utecht

Timothy C. Utecht
Portfolio Manager

Small-company stock prices are generally more volatile than large-company stock prices. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date                       Small Cap Index               S&P 600 Value
                            Portfolio Value
06/14/95                       10,000.00                   10,000.00
06/30/95                       10,110.07                   10,159.02
07/31/95                       10,694.66                   10,935.78
08/31/95                       10,900.04                   11,172.87
09/30/95                       10,980.30                   11,458.11
10/31/95                       10,495.50                   10,892.42
11/30/95                       10,892.26                   11,323.44
12/31/95                       11,070.35                   11,510.27
01/31/96                       11,035.13                   11,535.25
02/29/96                       11,309.20                   11,912.80
03/31/96                       11,654.29                   12,168.21
04/30/96                       12,285.49                   12,866.91
05/31/96                       12,612.84                   13,324.20
06/30/96                       12,046.53                   12,801.76
07/31/96                       11,090.93                   11,920.99
08/31/96                       11,734.05                   12,657.35
09/30/96                       12,243.16                   13,212.51
10/31/96                       12,187.36                   13,121.08
11/30/96                       12,832.31                   13,802.58
12/31/96                       13,084.10                   13,964.21
01/31/97                       13,505.65                   14,196.44
02/28/97                       13,499.36                   13,902.71
03/31/97                       12,968.33                   13,189.09
04/30/97                       13,172.32                   13,350.65
05/31/97                       14,306.55                   14,918.69
06/30/97                       14,779.01                   15,578.09
07/31/97                       16,040.99                   16,557.49
08/31/97                       16,348.23                   16,974.41
09/30/97                       17,325.17                   18,096.92
10/31/97                       16,477.85                   17,315.86
11/30/97                       16,313.03                   17,189.45
12/31/97                       16,402.76                   17,536.51
01/31/98                       16,373.00                   17,194.55
02/28/98                       17,785.34                   18,760.63
03/31/98                       18,457.36                   19,477.10
04/30/98                       18,560.07                   19,591.82
05/31/98                       17,585.14                   18,554.62
06/30/98                       17,627.17                   18,609.18
07/31/98                       16,282.14                   17,185.39
08/31/98                       13,162.28                   13,868.26
09/30/98                       13,966.33                   14,717.69
10/31/98                       14,624.84                   15,401.18
11/30/98                       15,441.86                   16,267.96
12/31/98                       16,425.02                   17,307.65
01/31/99                       16,227.13                   17,090.44
02/28/99                       14,764.64                   15,550.08
03/31/99                       14,946.17                   15,750.83
04/30/99                       15,943.46                   16,791.49
05/31/99                       16,324.21                   17,200.19
06/30/99                       17,249.36                   18,179.23
07/31/99                       17,091.35                   18,018.70
08/31/99                       16,344.96                   17,225.88
09/30/99                       16,403.50                   17,298.75
10/31/99                       16,367.64                   17,255.33
11/30/99                       17,043.05                   17,976.77
12/31/99                       18,427.61                   19,454.64
01/31/00                       17,855.79                   18,851.74
02/29/00                       20,222.35                   21,376.37
03/31/00                       19,475.27                   20,586.08
04/30/00                       19,130.26                   20,233.24
05/31/00                       18,551.78                   19,633.52
06/30/00                       19,636.64                   20,794.45
07/31/00                       19,151.41                   20,283.95
08/31/00                       20,838.61                   22,081.92
09/30/00                       20,270.37                   21,480.63
10/31/00                       20,402.22                   21,615.10
11/30/00                       18,297.37                   19,364.75
12/31/00                       20,496.55                   21,750.29
01/31/01                       21,369.61                   22,682.73
02/28/01                       20,072.56                   21,298.63
03/30/01                       19,178.10                   20,321.87
04/30/01                       20,626.62                   21,870.81
05/31/01                       21,010.28                   22,289.19
06/30/01                       21,768.97                   23,106.09
07/31/01                       21,410.67                   22,719.76
08/31/01                       20,922.83                   22,201.75
09/28/01                       18,097.12                   19,200.52
10/31/01                       19,049.47                   20,224.48
11/30/01                       20,429.98                   21,703.90
12/31/01                       21,804.15                   23,172.60

*An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets.
"S&P SmallCap 600 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the p roduct. It is not possible to invest directly in the Index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

                         Average Annual Total Returns/1/
                             As of December 31, 2001
                                                                                           From       Inception
                                                              1-Year       5-Year        Inception      Date
Fund Portfolio/2/                                              6.38%       10.75%         12.63%       6/14/95
Deferred Variable Annuity Subaccount/3/                        5.05%        9.38%         11.17%       6/15/95
SEC Deferred Variable Annuity Subaccount/3/                   (1.57)%       8.78%         11.02%       6/15/95
Single Premium Immediate Variable Annuity Subaccount/4/        5.05%         N/A           9.41%       8/2/99
Variable Universal Life Subaccount/5/                          1.90%         N/A           3.05%       5/15/98

Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect a 0.35% maximum annual deduction for management fees and other expenses. Portfolio expenses other than management fees were reimbursed by the investment adviser from inception until March 1,
2001. Effective March 1, 2001, the investment adviser discontinued the reimbursement of the AAL Small Cap Index Portfolio.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL, the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Mid Cap Stock Portfolio

[PHOTO OMITTED HERE]

Since its inception in March 2001, the bear market affected the AAL Mid Cap Stock Portfolio. During the period, the Portfolio’s total return was negative 9.6%, which substantially lagged the S&P MidCap 400 Index return of 3.5%.

We positioned the Portfolio somewhat more aggressively in preparation for the inevitable economic recovery. That recovery was slower to materialize than we had anticipated and was then set back even further by the tragic events of September 11.

As one might expect, the key drivers of the negative performance during the period were shares of information technology companies, particularly in the software industry. Telecommunications companies and energy companies both posted double digit declines for the year as well.

All that being said, the diversification of the Portfolio did provide a few bright spots. Our strategy of maintaining a broad array of investments in mid-cap companies of all types resulted in several stocks doing very well in this difficult environment. NVIDIA, a semiconductor company, was up over 300%, and Alliant Technology Systems, a defense contractor increased over 70% during the year. (Please see the schedule of investments for more information about the Portfolio’s holdings.)

The ten months just ended produced what can only be described as mixed results.

Looking forward, the economic recovery, while currently elusive, is inevitable. Valuations in the mid-cap segment of the market have returned to or are below historical norms. Many mid-cap companies have positioned their businesses to survive this downturn and perform well in the future. We remain confident that the diversified approach to mid-cap investing that we continue to employ should provide competitive returns in coming periods.

/s/Michael R. Hochholzer

Michael R. Hochholzer
Portfolio Manager

Mid-sized company stock prices are generally more volatile than large-company stock prices.

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date                         Mid Cap Stock            S&P MidCap 400
                             Portfolio Value               Value
03/01/01                      10,000.00                  10,000.00
03/30/01                       9,190.00                   9,292.07
04/30/01                      10,300.00                  10,317.17
05/31/01                      10,410.00                  10,557.46
06/30/01                      10,280.00                  10,514.81
07/31/01                       9,710.00                 10,358.14
08/31/01                       9,150.00                 10,019.33
09/28/01                       8,020.00                  8,773.03
10/31/01                       8,350.00                  9,161.06
11/30/01                       8,690.00                  9,842.55
12/31/01                       9,039.30                 10,351.02

*An unmanaged index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL.
The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                           Cumulative Total Returns/1/
                             As of December 31, 2001
                                                                         From              Inception
                                                                       Inception             Date
Fund Portfolio/2/                                                       (9.61)%            03/01/01
Deferred Variable Annuity Subaccount/3/                                (10.72)%            03/02/01
SEC Deferred Variable Annuity Subaccount/3/                            (16.35)%            03/02/01
Single Premium Immediate Variable Annuity Subaccount/4/                (10.72)%            03/02/01
Variable Universal Life Subaccount/5/                                  (13.43)%            03/02/01
Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Cumulative total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.70% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by the investment adviser. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.70% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.70% management fee of the Fund
Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.70% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Mid Cap Index Portfolio

[PHOTO OMITTED HERE]

Since its inception on March 1, 2001, the AAL Mid Cap Index Portfolio has returned 3.1%, slightly trailing the 3.5% return of the S&P MidCap 400 Index. The difference in returns is the result of expenses, transaction costs, and small variances in weightings between the Portfolio and the index.

Mid-cap stocks experienced a volatile year. Market declines that began in late August due to economic uncertainties were made worse by the terrorist attacks in September, and by the third week of September mid-cap stocks had fallen nearly 20% in a month’s time. However, the market rebounded quite nicely, and by year-end mid-cap stocks were back to where they were at mid-year. Investors who didn’t panic after stocks declined sharply were rewarded when the market came roaring back toward the end of the year. This past year has been a perfect example of how important it is to remember our long-term objectives and to stick with the investment plan we have established.

The AAL Mid Cap Index Portfolio does not make active allocation decisions based on our outlook for the market. The Portfolio is passively managed with the primary goal of replicating the S&P MidCap 400 Index--purchasing all 400 securities in proportions as close as practical to those of the Index. Differences in performance between the Portfolio and the index are the result of management fees, costs for transactions, the small amount of cash held by the Portfolio, and minor variances in the proportion of each security relative to the Index. As the Portfolio grows in size, these factors will have less of an impact on relative performance.

/s/Timothy C. Utecht

Timothy C. Utecht
Portfolio Manager

Mid-sized company stock prices are generally more volatile than large-company stock prices. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date                             Mid Cap Index                S&P MidCap 400
                                 Portfolio Value                   Value
03/01/01                          10,000.00                      10,000.00
03/30/01                           9,300.00                       9,292.07
04/30/01                          10,304.10                      10,317.17
05/31/01                          10,542.52                      10,557.46
06/30/01                          10,498.50                      10,514.81
07/31/01                          10,341.08                     10,358.14
08/31/01                           9,998.10                     10,019.33
09/28/01                           8,778.57                      8,773.03
10/31/01                           9,154.25                      9,161.06
11/30/01                           9,815.37                      9,842.55
12/31/01                          10,310.65                     10,351.02

*An unmanaged index comprised of 400 stocks designed to represent performance of the  mid-cap  segment  of the U.S.  equity  markets.  “S&P  MidCap  400
Index”  is a trademark  of The  McGraw-Hill  Companies,  Inc.  and has been licensed  for  use by AAL.  The  product  is not  sponsored,  endorsed,  sold or promoted by Standard &  Poor’s and Standard &  Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest  directly in the Index.  Index  portfolios are subject to the same market risks associated with the stocks in their respective indexes.

                           Cumulative Total Returns/1/
                             As of December 31, 2001
                                                              From           Inception
                                                            Inception          Date
Fund Portfolio/2/                                             3.11%          03/01/01
Deferred Variable Annuity Subaccount/3/                       1.13%          03/02/01
SEC Deferred Variable Annuity Subaccount/3/                  (5.24)%         03/02/01
Single Premium Immediate Variable Annuity Subaccount/4/       1.13%          03/02/01
Variable Universal Life Subaccount/5/                        (1.91)%         03/02/01

Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Cumulative total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by the investment adviser. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.35% management fee of the Fund
Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

International Portfolio

[PHOTOS OMITTED HERE]

While the long bear market has taken its toll, international equity investors voiced their conviction that a global recovery was coming as 2001 drew to a close. Greater investor risk appetite pushed markets higher and held out the hope that after two years of negative returns, global equity markets offer the chance of a profitable 2002.

Looking back, markets performed poorly in 2001 even prior to the events of September 11. In the aftermath of the attacks, however, even as stock markets plunged, the U.S. economy signaled that it was still the engine of global growth. The consumer spending was stronger than expected, defense spending boosted durable goods orders and key sectors such as housing and autos were buoyed by low interest rates and attractive incentives. Importantly, inventories are low, which means that the outlook for production in 2002 looks better than markets anticipated. The good news was reflected in fourth quarter returns, as the MSCI EAFE index rose 7.0% and the AAL International Portfolio rose 8.7%. Performance for the year reflected the Portfolio's underperformance during the market's flight to safety earlier in the year, as the EAFE fell 21.4% for the year and the Portfolio fell 25.5%.

Earlier in the year we indicated that the market panic created inefficiencies and opportunities, and that our fundamental research approach would help discover them. A look at sector performance suggests that a return to fundamentals has begun to motivate markets. For the first three quarters of 2001, defensive sectors such as utilities, heath care and consumer staples were the safe haven for investors, while economically sensitive sectors like information technology and consumer discretionary led the underperformers. The fourth quarter illustrates the return of these economically sensitive sectors as the front-runners, with defensive sectors reporting some of the worst returns for the period. The Portfolio was well positioned for this market move. Stock selection was strong among Japanese tech companies, where Rohm, Tokyo Electron and Sharp were contributors to outperformance. In the consumer area, tire manufacturer Bridgestone and British retailer Marks & Spencer also continued strong performance. These success stories were balanced by a few laggards in defensive sectors, such as pharmaceutical giant Aventis and utility Suez Lyonnaise. (Please see the schedule of investments for more information about the Portfolio's holdings.)

For the year, the Portfolio's underperformance was impacted by declines in telecom equipment and component manufactures during the first nine months of the year; specifically in Canada's Nortel Networks, Swedish giant Ericsson, and UK companies like Colt Telecom, Cable & Wireless and Vodafone. The fall in these stocks produced declines and caused the Portfolio to underperform despite many successful stock choices.

Our research told us economic recovery was coming, and the signs are now apparent. In the United States, key tech players such as Oracle and Cisco confirm that stability and visibility are returning to their businesses. It is too early to say how strong the technology rebound may be, and we will watch carefully for clues. What seems clear is that lower prices for greater functionality in tech products, from flat screens to microprocessors, appear to have created demand where the market assumed there would be little. Signs of life are visible outside the technology realm, particularly in Europe. A variety of European confidence measures have turned up, indicating optimism about the future.

/s/Kathleen M. Harris

Kathleen M. Harris
Portfolio Manager

/s/Sean Roche

Sean Roche
Portfolio Manager

Foreign investments involve additional risks, including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments.

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date                             International             EAFE Idx
                                 Portfolio Value             Value
03/02/98                           10,000.00                10,000.00
03/31/98                           10,410.00                10,307.92
04/30/98                           10,610.00                10,389.51
05/31/98                           10,840.00                10,339.08
06/30/98                           10,950.00                10,417.34
07/31/98                           11,290.00                10,522.95
08/31/98                            9,840.00                 9,219.27
09/30/98                            9,390.00                 8,936.62
10/31/98                           10,070.00                 9,868.17
11/30/98                           10,730.00                10,373.73
12/31/98                           11,040.74                10,782.97
01/31/99                           11,520.77                10,751.13
02/28/99                           11,170.75                10,494.91
03/31/99                           11,340.76                10,932.99
04/30/99                           11,790.79                11,375.98
05/31/99                           11,400.77                10,790.13
06/30/99                           11,780.79                11,210.81
07/31/99                           12,110.81                11,544.03
08/31/99                           12,460.84                11,586.18
09/30/99                           12,610.85                11,702.81
10/31/99                           13,080.88                12,141.15
11/30/99                           13,870.93                12,563.00
12/31/99                           15,622.23                13,690.55
01/31/00                           15,136.56                12,820.67
02/29/00                           16,229.31                13,165.80
03/31/00                           16,188.84                13,676.16
04/30/00                           14,812.79                12,956.48
05/31/00                           14,337.24                12,640.03
06/30/00                           14,994.91                13,134.35
07/31/00                           14,408.07                12,583.70
08/31/00                           14,681.25                12,692.92
09/30/00                           13,841.46                12,074.88
10/31/00                           13,335.56                11,789.65
11/30/00                           12,647.53                11,347.53
12/31/00                           12,945.69                11,750.87
01/31/01                           13,061.65                11,744.81
02/28/01                           11,923.11                10,864.32
03/30/01                           11,048.11                10,140.10
04/30/01                           11,691.18                10,844.75
05/31/01                           11,195.70                10,462.00
06/30/01                           10,742.39                10,034.15
07/31/01                           10,489.38                 9,851.58
08/31/01                            9,983.36                 9,601.92
09/28/01                            8,876.44                 8,629.35
10/31/01                            9,097.83                 8,850.36
11/30/01                            9,551.14                 9,176.61
12/31/01                            9,645.58                 9,231.13

*The MSCI EAFE Index(R)is an unmanaged market capitalization-weighted equity index composed of a sample of companies representative of the market structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the Index.

                          Average Annual Total Returns1
                             As of December 31, 2001
                                                                                   From            Inception
                                                                  1-Year         Inception           Date
Fund Portfolio/2/                                                (25.49)%          (0.94)%         3/2/98
Deferred Variable Annuity Subaccount/3/                          (26.42)%          (2.17)%         3/3/98
SEC Deferred Variable Annuity Subaccount/3/                      (31.06)%          (3.10)%         3/3/98
Single Premium Immediate Variable Annuity Subaccount/4/          (26.42)%          (9.97)%         8/2/99
Variable Universal Life Subaccount/5/                            (28.70)%          (4.97)%        5/15/98
Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.80% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid by AAL or reimbursed by the investment adviser. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.80% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.80% management fee of the Fund
Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.80% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Capital Growth Portfolio

[PHOTO OMITTED HERE]

The period since inception has been difficult for the large-capitalization equity market. The S&P 500 had a total return of negative 6.5% during this period. The AAL Capital Growth Portfolio underperformed the S&P 500 on a relative basis. The total return for the AAL Capital Growth Portfolio for the period ended December 31, 2001, was negative 7.8%.

The main reason the Portfolio underperformed the S&P 500 since its inception was the Portfolio’s exposure to the energy sector during this period. Although energy is usually a defensive sector, over the last 10 months this was not the case. The Portfolio’s overweighting of the sector as well as stock selection within the sector caused the Portfolio to slightly lag the S&P 500. The Portfolio remains overweighted in the energy sector, and we believe the outlook for the sector remains bright.

The biggest help to performance was the lack of exposure to the utility sector. The utility sector was the worst performing sector in the S&P 500 over the last 10 months, and the Portfolio only held one utility position during the period. This almost offset the underperformance from the energy sector.

The market conditions that caused this decline were primarily the result of the monetary policy of the Federal Reserve. The Federal Funds rate peaked in May of 2000 at 6.5% and rates held there until January of 2001. These high rates caused the economy to slow down, and when it did, the stock market took the brunt. Since January, the Federal Reserve has lowered interest rates faster than any time during Alan Greenspan’s tenure as chairman of the Federal Reserve. Hopefully, this aggressive easing of monetary policy, as well as the fiscal stimulus package being considered by Congress, will keep the economic slowdown from turning into a prolonged recession.

The main things we are watching in this regard are corporate insider buying and earnings estimate revisions. As of the end of December, corporate insiders had just begun to buy and had dramatically slowed their selling. Earnings estimate revisions still remain negative but should begin turning positive in the first half of 2002.

/s/Frederick L. Plautz

Frederick L. Plautz
Portfolio Manager

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date                      Capital Growth               S&P 500 Index
                          Portfolio Value
03/01/01                     10,000.00                 10,000.00
03/30/01                      9,580.00                  9,356.53
04/30/01                     10,090.00                 10,083.63
05/31/01                     10,020.00                 10,151.19
06/30/01                      9,672.99                  9,904.11
07/31/01                      9,482.73                  9,806.65
08/31/01                      8,881.92                  9,192.75
09/28/01                      8,291.13                  8,450.44
10/31/01                      8,531.45                  8,611.59
11/30/01                      9,082.19                  9,272.19
12/31/01                      9,221.84                  9,353.41

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500(R)" is a trademark of The
McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by
Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                           Cumulative Total Returns/1/
                             As of December 31, 2001
                                                                         From              Inception
                                                                       Inception             Date
Fund Portfolio/2/                                                       (7.78)%            03/01/01
Deferred Variable Annuity Subaccount/3/                                 (9.55)%            03/02/01
SEC Deferred Variable Annuity Subaccount/3/                            (15.25)%            03/02/01
Single Premium Immediate Variable Annuity Subaccount/4/                 (9.55)%            03/02/01
Variable Universal Life Subaccount/5/                                  (12.29)%            03/02/01

Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Cumulative total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.65% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by the investment adviser. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.65% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.65% management fee of the Fund
Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.65% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Large Company Index Portfolio

[PHOTO OMITTED HERE]

The AAL Large Company Index Portfolio had a negative return of 12.1% for the 12 months ending December 31, 2001, versus a negative return of 11.9% for the S&P 500 over the same time period. The difference in performance was due primarily to the expenses charged to the Portfolio that are not applicable to an index.

The year 2001 was a tough year for stocks, with the terrorist attacks in September adding to an already troubled economic environment. Stock market declines that began in August were made worse by the shocking events in September, and large-capitalization stocks finished with negative returns for the 12-month period. However, from their lows in September, large-cap stocks were up over 19% by year-end, providing a positive ending to a very difficult year.

Most economic sectors in the large-cap segment of the market saw negative returns in 2001. Stocks in the consumer discretionary sector were one of the few bright spots, finishing in positive territory. Information technology stocks saw some of the worst declines. The painful fall for technology stocks began in the second half of 2000 and continued well into 2001, with the sector losing a quarter of its value in the most recent year.

The AAL Large Company Index Portfolio is managed with a passive approach, meaning there is no active decision making regarding stock selection or sector allocation. The objective of the Portfolio is to match the performance of the S&P 500, providing broad exposure to large-capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in the index to mirror the composition of the index as closely as possible, while at the same time attempting to keep transaction costs at a minimum. Variances in performance relative to the index are a function of Portfolio expenses, transaction fees and minor differences in the Portfolio composition relative to that of the index. All of these factors will have a diminishing impact as the Portfolio grows in size.

/s/Timothy C. Utecht

Timothy C. Utecht
Portfolio Manager

Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date                        Large Company                 S&P 500 Index
                         Index Portfolio Value
06/14/95                      10,000.00                     10,000.00
06/30/95                      10,190.02                     10,162.74
07/31/95                      10,521.32                     10,499.74
08/31/95                      10,544.42                     10,526.09
09/30/95                      10,993.27                     10,970.29
10/31/95                      10,947.97                     10,931.13
11/30/95                      11,423.28                     11,411.00
12/31/95                      11,638.63                     11,630.78
01/31/96                      12,033.08                     12,026.69
02/29/96                      12,144.27                     12,138.18
03/31/96                      12,253.65                     12,255.07
04/30/96                      12,438.43                     12,435.71
05/31/96                      12,753.33                     12,756.43
06/30/96                      12,793.10                     12,805.03
07/31/96                      12,236.19                     12,239.30
08/31/96                      12,484.20                     12,497.43
09/30/96                      13,181.09                     13,200.78
10/31/96                      13,543.00                     13,564.86
11/30/96                      14,510.47                     14,590.23
12/31/96                      14,254.38                     14,301.20
01/31/97                      15,136.66                     15,194.74
02/28/97                      15,254.07                     15,313.86
03/31/97                      14,633.96                     14,684.62
04/30/97                      15,496.63                     15,561.29
05/31/97                      16,426.36                     16,508.66
06/30/97                      17,150.16                     17,248.25
07/31/97                      18,503.94                     18,620.69
08/31/97                      17,469.03                     17,577.56
09/30/97                      18,395.93                     18,540.28
10/31/97                      17,784.63                     17,921.04
11/30/97                      18,519.60                     18,750.60
12/31/97                      18,900.26                     19,072.55
01/31/98                      19,106.39                     19,283.49
02/28/98                      20,462.17                     20,674.22
03/31/98                      21,500.11                     21,732.94
04/30/98                      21,701.77                     21,951.58
05/31/98                      21,322.57                     21,574.23
06/30/98                      22,182.55                     22,450.58
07/31/98                      21,944.45                     22,211.48
08/31/98                      18,821.53                     19,000.14
09/30/98                      20,002.88                     20,217.29
10/31/98                      21,633.91                     21,861.77
11/30/98                      22,936.94                     23,186.81
12/31/98                      24,259.71                     24,522.83
01/31/99                      25,264.09                     25,548.38
02/28/99                      24,482.94                     24,754.33
03/31/99                      25,438.47                     25,744.75
04/30/99                      26,406.67                     26,741.85
05/31/99                      25,775.24                     26,110.47
06/30/99                      27,189.31                     27,559.60
07/31/99                      26,342.83                     26,699.19
08/31/99                      26,222.38                     26,567.03
09/30/99                      25,508.14                     25,838.83
10/31/99                      27,093.30                     27,473.91
11/30/99                      27,633.30                     28,032.45
12/31/99                      29,236.74                     29,683.57
01/31/00                      27,790.25                     28,192.26
02/29/00                      27,233.71                     27,658.58
03/31/00                      29,870.82                     30,364.42
04/30/00                      28,997.18                     29,450.76
05/31/00                      28,421.75                     28,846.43
06/30/00                      29,100.79                     29,557.49
07/31/00                      28,663.21                     29,095.51
08/31/00                      30,422.93                     30,902.63
09/30/00                      28,823.40                     29,271.28
10/31/00                      28,688.05                     29,147.46
11/30/00                      26,430.34                     26,849.48
12/31/00                      26,553.25                     26,980.77
01/31/01                      27,487.85                     27,938.05
02/28/01                      24,977.71                     25,390.66
03/30/01                      23,399.45                     23,782.16
04/30/01                      25,199.88                     25,630.27
05/31/01                      25,359.00                     25,801.99
06/30/01                      24,734.67                     25,173.97
07/31/01                      24,484.87                     24,926.26
08/31/01                      22,951.49                     23,365.88
09/28/01                      21,107.54                     21,479.09
10/31/01                      21,499.98                     21,888.70
11/30/01                      23,134.09                     23,567.78
12/31/01                      23,327.34                     23,774.23

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500(R)" is a trademark of The
McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by
Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

                         Average Annual Total Returns/1/
                             As of December 31, 2001
                                                                                              From        Inception
                                                                1-Year         5-Year        Inception       Date
Fund Portfolio/2/                                                (12.15)%      10.35%        13.80%        6/14/95
Deferred Variable Annuity Subaccount/3/                          (13.25)%       8.98%        12.34%        6/15/95
SEC Deferred Variable Annuity Subaccount/3/                      (18.71)%       8.39%        12.18%        6/15/95
Single Premium Immediate Variable Annuity Subaccount/4/          (13.25)%         N/A        (6.07)%        8/2/99
Variable Universal Life Subaccount/5/                            (15.88)%         N/A         0.00%        5/15/98

Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect a 0.35% maximum annual deduction for management fees and other expenses. Portfolio expenses other than management fees were reimbursed by the investment adviser from inception until March 1,
2001. Effective March 1, 2001, the investment adviser discontinued the reimbursement of the AAL Large Company Index Portfolio.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL, the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Equity Income Portfolio

[PHOTO OMITTED HERE]

The major stock market indexes (i.e. the S&P 500, the NASDAQ Composite, and the Dow Jones Industrial Average) suffered their second consecutive year of negative returns in 2001, despite the very strong rally after September 11. This marks the first time since 1973-1974 that all three indexes have declined for two consecutive years on a total return basis.

                                               2000*                  2001*
S&P 500                                        (9.1)%                (11.9)%
NASDAQ Composite                              (39.2)%                (20.8)%
Dow Jones Industrial Average                   (4.7)%                 (5.4)%

*Source: Bloomberg 12/31/01

The primary depressant on the equity markets in 2001 continued to be weakening in the U.S. and world economies as well as the continued adjustment back to more normal valuation levels following the “excessive valuation bubble” of the late 1990s. The U.S. economy officially slid into recession in March and received a tremendous negative shock with the September 11 attacks. Most major U.S. companies compete in the global marketplace and the continued deterioration of many of the world’s major economies also had a dampening effect on earnings and stock prices.

On the positive side, smaller-cap stocks continued their positive momentum of 2000 with generally good returns in 2001.

                                               2000*                 2001*
S&P SmallCap 600                               11.8%                  6.5%
S&P MidCap 400                                 17.5%                 (0.6)%

*Source: Bloomberg 12/31/01

Another positive for the markets was the fact that the Federal Reserve cut interest rates a record 11 times in 2001, and as a result investors have shown a growing confidence in an economic rebound later in 2002. That confidence is demonstrated by the strong performance of the major market indexes since September 11.

In terms of value versus growth, value stocks outperformed for the first three-quarters of 2001, as the markets declined sharply, following a trend that began in August of 2000. With the strong market rebound in the fourth quarter of 2001, following the events of September 11, growth stocks once again outperformed value stocks.

Like most large-cap equity portfolios, the AAL Equity Income Portfolio experienced negative returns since inception in March of 2001, but due to its value focus the Portfolio performed a little better than most of the large-cap market. The AAL Equity Income Portfolio returned negative 5.3% since inception. The S&P 500 returned negative 6.5% and the S&P 500 Barra Value index returned negative 9.1% for the same period.

The biggest contributor to the Portfolio’s relative outperformance versus the Barra Value Index came from good performance in the consumer discretionary sector, particularly in select media and retail stocks. A second area of strength was the Portfolio’s underweighting in technology and good stock selection in the utility sector. On the negative side, the Portfolio’s stock selection in the energy sector was a weakness.

Our investment strategy continues to be one of positioning the Portfolio as a more value-oriented alternative to AAL’s other large-cap equity portfolios. We attempt to accomplish this by trying to maximize value in the Portfolio versus growth. The goal is to add value primarily through superior stock selection as opposed to sector allocation or sector rotation. Our definition of value tends to emphasize stocks that trade not only at a discount to the market’s price/earnings ratio but also at a discount to their earnings growth rates.

/s/Lewis (Bo) Bohannon

Lewis (Bo) Bohannon
Portfolio Manager

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date                    Equity Income            S&P 500/Barra Value
                        Portfolio Value               Index Value
03/01/01                   10,000.00                   10,000.00
03/30/01                    9,680.00                    9,619.47
04/30/01                   10,240.00                   10,272.05
05/31/01                   10,350.00                   10,379.50
06/30/01                    9,787.96                   10,043.31
07/31/01                    9,697.61                    9,869.66
08/31/01                    9,316.13                    9,299.19
09/28/01                    8,670.62                    8,415.86
10/31/01                    8,811.77                    8,415.86
11/30/01                    9,295.71                    8,949.93
12/31/01                    9,468.94                    9,086.06

*An unmanaged capitalization weighted index composed of the lowest price-to-book securities  in the  S&P  500®.  The  S&P  500/Barra  Value Index is
designed so that approximately one-half of the S&P 500 market capitalization is characterized as “value”  and the other half as “growth.”
It is not possible to invest  directly in either Index.  The  composition of the
S&P   500/Barra   Value  Index  serves  as  a  better   reflection   of  the
Portfolio’s current investment strategy than does the S&P 500.

                           Cumulative Total Returns/1/
                             As of December 31, 2001
                                                                         From              Inception
                                                                       Inception             Date
Fund Portfolio/2/                                                       (5.31)%            03/01/01
Deferred Variable Annuity Subaccount/3/                                 (7.22)%            03/02/01
SEC Deferred Variable Annuity Subaccount/3/                            (13.06)%            03/02/01
Single Premium Immediate Variable Annuity Subaccount/4/                 (7.22)%            03/02/01
Variable Universal Life Subaccount/5/                                  (10.02)%            03/02/01

Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Cumulative total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.45% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by the investment adviser. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.45% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.45% management fee of the Fund
Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.45% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Balanced Portfolio

[PHOTOS OMITTED HERE]

The AAL Balanced Portfolio invests in large-company stocks, investment-grade bonds and money market securities. The stock portion of the Portfolio seeks to replicate the S&P 500 holdings by number of securities and size of individual holdings. The bond portion of the Portfolio is invested in a well-diversified sample of securities that approximate the key characteristics (sector weightings, maturity, credit quality distribution, yield curve exposure and coupon rates) of the Lehman Aggregate Bond Index. The money market portion of the Portfolio is invested in high-quality commercial paper. The weightings of each of the three components of the Portfolio were maintained in a 53% to 60% range for stocks, 34% to 39% range for bonds and a 5% to 10% range for money market instruments. As of December 31, 2001, the Portfolio’s weighting in stocks, bonds and money market instruments matched the long-term neutral asset allocation target of 55% in stocks, 35% in bonds, and 10% in money market instruments.

The Portfolio’s performance during 2001 closely approximated the performance of a blended portfolio index, consisting of 55% S&P 500, 35% Lehman Aggregate Bond Index, and 10% Salomon Brothers Short-Term Index. After expenses, the Portfolio returned a negative 3.5% versus a negative 3.1% for the blended index. Before expenses, the Portfolio’s return of negative 3.1% matched the blended index. The Portfolio benefited from the investments in bonds, which produced a return of 8.4%, and commercial paper, which produced a positive return of 3.7%. The Portfolio’s return was hindered by its stock exposure, which posted a negative return of 11.9%.

It was a challenging year for the stock market. Investors reacted to a slowing economy and a significant decline in corporate profits, which for the group of S&P 500 stocks have been estimated to be down as much as 40% year to year. The Federal Reserve Board was aggressive in lowering short-term interest rates and supplying an ample amount of money to the financial system. As is normally the case, the economy took some time to respond to the stimulus, spending much of the year in recession. The poor economy was manifested by declines in the gross national product, industrial production, consumer confidence and other major indicators. The events of September 11 seemed to provide a capitulation to the downturn as the shock to the nation caused a disruption to business and confidence. The shock has been short lived however, as many measures of the economy have recovered to levels above those previous to September 11. At year-end, the stock market was rallying on the anticipation of further economic recovery in 2002. Positive current influences on investors include improving consumer confidence, rising manufacturing orders, significant financial system liquidity, a moderate rate of inflation, continued gains in productivity and some amount of fiscal stimulus by the U.S. government.

For the second consecutive year, bonds generated strong returns. A weak stock market, a slowing economy coupled with low inflation, and an aggressive Federal Reserve easing campaign provided a favorable environment for bonds during the year. By the end of the year, U.S. Treasury yields began to rise as bond investors reacted to signs that the economy was stabilizing and a recovery was on the horizon. We expect 2002 to be a more challenging year for bonds if the economic recovery that is anticipated actually materializes. However, if inflation remains contained during 2002, we believe that will allow bonds to continue to provide steady returns.

/s/David J. Schnarsky

David J. Schnarsky
Portfolio Manager

/s/Gregory R. Anderson

Gregory R. Anderson
Portfolio Manager

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date              Balanced Portfolio        S&P 500 Value      Lehm. Bros. Aggr.
                         Value                                    Bond Value
06/14/95               10,000.00             10,000.00           10,000.00
06/30/95               10,107.03             10,162.74            9,987.90
07/31/95               10,295.35             10,499.74            9,965.62
08/31/95               10,350.66             10,526.09           10,085.80
09/30/95               10,634.88             10,970.29           10,184.04
10/31/95               10,678.32             10,931.13           10,316.43
11/30/95               10,977.44             11,411.00           10,470.97
12/31/95               11,145.53             11,630.78           10,617.98
01/31/96               11,378.40             12,026.69           10,688.38
02/29/96               11,372.13             12,138.18           10,502.62
03/31/96               11,393.63             12,255.07           10,429.62
04/30/96               11,465.65             12,435.71           10,371.01
05/31/96               11,618.25             12,756.43           10,349.95
06/30/96               11,695.00             12,805.03           10,488.95
07/31/96               11,429.30             12,239.30           10,517.69
08/31/96               11,549.92             12,497.43           10,500.13
09/30/96               11,983.70             13,200.78           10,682.94
10/31/96               12,261.69             13,564.86           10,919.67
11/30/96               12,803.24             14,590.23           11,106.72
12/31/96               12,666.29             14,301.20           11,003.43
01/31/97               13,111.18             15,194.74           11,037.10
02/28/97               13,183.24             15,313.86           11,064.47
03/31/97               12,848.42             14,684.62           10,941.88
04/30/97               13,336.77             15,561.29           11,105.79
05/31/97               13,820.06             16,508.66           11,210.74
06/30/97               14,225.12             17,248.25           11,343.81
07/31/97               14,998.94             18,620.69           11,649.53
08/31/97               14,480.11             17,577.56           11,550.27
09/30/97               15,001.28             18,540.28           11,720.64
10/31/97               14,803.71             17,921.04           11,890.71
11/30/97               15,171.11             18,750.60           11,945.40
12/31/97               15,415.64             19,072.55           12,065.57
01/31/98               15,583.41             19,283.49           12,220.50
02/28/98               16,189.40             20,674.22           12,211.33
03/31/98               16,667.14             21,732.94           12,253.34
04/30/98               16,799.21             21,951.58           12,317.30
05/31/98               16,703.72             21,574.23           12,434.07
06/30/98               17,130.67             22,450.58           12,539.51
07/31/98               17,040.96             22,211.48           12,566.09
08/31/98               15,800.38             19,000.14           12,770.67
09/30/98               16,475.90             20,217.29           13,069.63
10/31/98               17,193.64             21,861.77           13,000.62
11/30/98               17,790.79             23,186.81           13,074.21
12/31/98               18,386.59             24,522.83           13,113.56
01/31/99               18,841.63             25,548.38           13,207.19
02/28/99               18,405.37             24,754.33           12,976.59
03/31/99               18,839.99             25,744.75           13,048.61
04/30/99               19,256.22             26,741.85           13,089.98
05/31/99               18,938.07             26,110.47           12,975.31
06/30/99               19,494.89             27,559.60           12,933.92
07/31/99               19,146.09             26,699.19           12,878.95
08/31/99               19,108.47             26,567.03           12,872.38
09/30/99               18,907.78             25,838.83           13,021.70
10/31/99               19,586.44             27,473.91           13,069.75
11/30/99               19,810.64             28,032.45           13,068.83
12/31/99               20,408.99             29,683.57           13,005.84
01/31/00               19,822.46             28,192.26           12,963.31
02/29/00               19,712.83             27,658.58           13,120.04
03/31/00               20,815.36             30,364.42           13,292.83
04/30/00               20,522.18             29,450.76           13,254.95
05/31/00               20,291.45             28,846.43           13,248.85
06/30/00               20,710.20             29,557.49           13,524.42
07/31/00               20,603.65             29,095.51           13,647.23
08/31/00               21,415.80             30,902.63           13,845.11
09/30/00               20,847.23             29,271.28           13,932.20
10/31/00               20,844.15             29,147.46           14,024.29
11/30/00               20,075.12             26,849.48           14,253.73
12/31/00               20,272.93             26,980.77           14,518.13
01/31/01               20,834.44             27,938.05           14,755.50
02/28/01               19,850.19             25,390.66           14,884.02
03/30/01               19,177.89             23,782.16           14,958.74
04/30/01               19,978.01             25,630.27           14,896.66
05/31/01               20,088.35             25,801.99           14,986.64
06/30/01               19,829.04             25,173.97           15,043.14
07/31/01               19,865.19             24,926.26           15,379.50
08/31/01               19,236.04             23,365.88           15,555.75
09/28/01               18,464.96             21,479.09           15,736.97
10/31/01               18,807.50             21,888.70           16,066.34
11/30/01               19,515.64             23,567.78           15,844.79
12/31/01               19,565.79             23,774.23           15,744.02

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500(R)" is a trademark of The
McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by
Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.
**An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.  It is not possible to invest directly in the Index.

                         Average Annual Total Returns/1/
                             As of December 31, 2001
                                                                                                     From          Inception
                                                                   1-Year          5-Year          Inception         Date
Fund Portfolio/2/                                                  (3.49)%           9.09%          10.78%         6/14/95
Deferred Variable Annuity Subaccount/3/                            (4.69)%           7.73%           9.40%         6/15/95
SEC Deferred Variable Annuity Subaccount/3/                       (10.70)%           7.14%           9.25%         6/15/95
Single Premium Immediate Variable Annuity Subaccount/4/            (4.69)%            N/A          (0.35)%          8/2/99
Variable Universal Life Subaccount/5/                              (7.56)%            N/A            2.18%         5/15/98

Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect a 0.35% maximum annual deduction for management fees and other expenses. Portfolio expenses other than management fees were reimbursed by the investment adviser from inception until March 1,
2001. Effective March 1, 2001, the investment adviser discontinued the reimbursement of the AAL Balanced Portfolio.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL, the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

High Yield Bond Portfolio

[PHOTO OMITTED HERE]

It was a volatile year for the high-yield market as the strong performance in January gave way to a telecom sector correction in the first half of the year. Below investment-grade credits were hit hard by the events of September 11, with gaming, aerospace and transportation significantly underperforming in the third quarter. The market produced a modest rally in the fourth quarter as many industries rebounded from their September lows. For the year ended December 31, 2001, the high-yield market underperformed investment-grade bonds, with the Merrill Lynch High Yield Master Index returning 6.2% and the Lehman Aggregate Bond Index returning 8.4%. High-yield bonds did, however, outperform U.S. equities as the S&P 500® returned negative 11.9% and the Wilshire 5000 Total Market Index also returned negative 11.9% for the year. From a quality perspective, BBs dominated 2001, returning 11.1% as compared to a mere 2.6% for Bs and 4.3% for CCCs.

Spreads to treasuries for the high-yield market tightened three months in a row to finish the year, and the Merrill Lynch High Yield Index ended the year with a spread versus ten-year treasuries of 7.34% as compared to 8.81% at the beginning of the year. Default rates continued to rise throughout the year and exceeded 10%, the highest level since 1990. Mutual fund flows were volatile during the year with strong flows into the asset class in January and November and outflows in September. Total net flows were approximately $12 billion during the year.

For the year ended December 31, 2001, the Portfolio posted a total return of 1.4%. The Portfolio’s higher average credit quality and underweight of B-rated issues was a positive for returns as single Bs significantly underperformed BB-rated issues. An overweight exposure to the telecom sector detracted from results as this was one of the market’s worst performing sectors. The Portfolio was also positioned to benefit from a slowing in the U.S. economy. Despite a significant economic slowdown, an underweight to the consumer cyclical sector was negative for performance, as robust consumer spending during the summer offset a sharp reduction in September.

The high-yield market posted a solid performance in the fourth quarter of 2001. We remain cautiously positioned, however, as evidence continues to emerge indicating the U.S. economic recovery and growth will be more muted than the market has forecast. Further indicators that the recovery will be slower than anticipated should cause high-yield spreads to widen and thus present selected buying opportunities. Despite our near-term valuation concerns, we believe that high-yield bonds will outperform the investment-grade sector over the next 12 to 18 months.

We will capitalize on the spread-widening opportunities to increase exposure to sectors that have historically outperformed during economic recoveries, such as chemicals and other basic materials. Relative to the overall market, the Portfolio will continue to underweight consumer cyclicals, autos and retail, as these sectors may be plagued by waning consumer confidence and spending. Multi-property gaming issuers will remain a core sector focus of the Portfolio based upon the stable cash flows and relative insulation from economic weakness, as compared to other consumer cyclicals. Cable/pay TV also remains attractive based upon the consistent subscriber fees and the underlying value of access to the consumer’s home, given the possibility for future fee-based services. We will continue to avoid homebuilders and the housing related companies as the housing sector is likely to weaken in 2002.

/s/Benjamin L. Trosky

Benjamin L. Trosky
Portfolio Manager

High-yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in higher credit quality, fixed-income securities.

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date                     High Yield Bond           Merrill Lynch High Yield
                          PortfolioValue                Bond Idx Value
03/02/98                     10,000.00                   10,000.00
03/31/98                     10,090.00                   10,097.10
04/30/98                     10,139.37                   10,145.06
05/31/98                     10,168.85                   10,215.67
06/30/98                     10,218.87                   10,266.24
07/31/98                     10,265.11                   10,324.76
08/31/98                      9,538.89                    9,879.23
09/30/98                      9,475.07                    9,898.99
10/31/98                      9,224.32                    9,736.45
11/30/98                      9,710.21                   10,179.85
12/31/98                      9,674.88                   10,183.21
01/31/99                      9,802.69                   10,283.92
02/28/99                      9,645.65                   10,205.45
03/31/99                      9,689.70                   10,293.42
04/30/99                      9,828.09                   10,454.41
05/31/99                      9,668.12                   10,381.86
06/30/99                      9,627.66                   10,362.34
07/31/99                      9,629.74                   10,377.57
08/31/99                      9,488.46                   10,272.24
09/30/99                      9,328.23                   10,232.80
10/31/99                      9,078.84                   10,172.93
11/30/99                      9,155.37                   10,289.31
12/31/99                      9,244.66                   10,343.33
01/31/00                      9,228.82                   10,292.03
02/29/00                      9,284.36                   10,300.88
03/31/00                      9,126.00                   10,156.87
04/30/00                      9,147.25                   10,160.43
05/31/00                      9,014.97                   10,048.56
06/30/00                      9,171.22                   10,220.59
07/31/00                      9,100.09                   10,294.28
08/31/00                      9,247.39                   10,419.98
09/30/00                      9,168.70                   10,359.12
10/31/00                      9,004.83                   10,055.19
11/30/00                      8,788.13                    9,740.16
12/31/00                      9,109.36                    9,951.42
01/31/01                      9,521.06                   10,544.83
02/28/01                      9,562.54                   10,711.33
03/30/01                      9,407.22                   10,569.62
04/30/01                      9,301.13                   10,454.20
05/31/01                      9,351.77                   10,655.34
06/30/01                      9,087.65                   10,435.62
07/31/01                      9,213.20                   10,597.79
08/31/01                      9,282.02                   10,700.48
09/28/01                      8,766.77                   10,014.04
10/31/01                      9,053.41                   10,308.95
11/30/01                      9,254.37                   10,643.89
12/31/01                      9,237.66                   10,568.74

*An unmanaged index comprised of approximately 1,200 "cash-pay" high-yield bonds representative of the high-yield market as a whole.
It is not possible to invest directly in the Index.

                         Average Annual Total Returns/1/
                             As of December 31, 2001
                                                                               From           Inception
                                                             1-Year          Inception          Date
Fund Portfolio/2/                                             1.41%            (2.05)%         3/2/98
Deferred Variable Annuity Subaccount/3/                       0.14%            (3.26)%         3/3/98
SEC Deferred Variable Annuity Subaccount/3/                  (6.17)%           (4.19)%         3/3/98
Single Premium Immediate Variable Annuity Subaccount/4/       0.14%            (2.93)%         8/2/99
Variable Universal Life Subaccount/5/                        (2.85)%           (4.60)%        5/15/98

Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.40% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid by AAL or reimbursed by the investment adviser. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.40% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.40% management fee of the Fund
Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.40% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Bond Index Portfolio

[PHOTO OMITTED HERE]

The performance of the AAL Bond Index Portfolio closely approximated the Lehman Aggregate Bond Index for the twelve months ending December 31, 2001. The Portfolio returned 8.5% after expenses, which was ahead of the Lehman Index return of 8.4% for the full year.

The objective of the AAL Bond Index Portfolio is to achieve investment results that approximate the total return of the Lehman Aggregate Bond Index by investing primarily in investment grade bonds and other debt securities included in the index. The index covers the taxable U.S. investment-grade fixed-rate bond market, with index components for U.S. Treasury and Agency securities, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Portfolio invests in a well-diversified portfolio of securities that replicate the key characteristics of the index. These key characteristics include sector weightings, maturity, credit quality, yield curve exposure and current yield. To minimize performance tracking error in the investment-grade corporate-bond sector, the Portfolio maintains exposure to a wide variety of industries and individual issuers.

For the second consecutive year, investment-grade bonds produced strong returns. The Federal Reserve was aggressive in reducing short-term rates to a 40-year low in an effort to stimulate the economy, which spent most of 2001 in a recession. Two-year Treasury yields fell dramatically over the course of the year (bond prices appreciate as interest rates fall), while 10-year and 30-year Treasury yields ended 2001 at similar levels to the start of the year. All sectors of the bond market generated solid returns in 2001. After a disappointing performance in 2000, corporate bonds were the best performing sector of the bond market, posting a return above 10% for the year. Within the corporate bond sector, bank and finance bonds earned the highest returns. The returns in the higher quality sectors of the bond market, such as U.S. Treasuries and Agencies, lagged other sectors. Within the U.S. Treasury and Agency sectors, long-maturity bonds performed the worst.

By the end of the year, U.S. Treasury yields began to rise as bond investors reacted to signs that the economy was stabilizing and a recovery was on the horizon. We expect the environment in 2002 to be more challenging for bonds if the economic recovery that is anticipated actually materializes. As long as inflation is contained, however, we expect bonds to continue to generate attractive returns in 2002.

/s/Gregory R. Anderson

Gregory R. Anderson
Portfolio Manager

Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the securities in their respective indexes.

                         [MOUNTAIN CHART OMITTED HERE]
                         Value of a $10,000 Investment

Date           Bond Portfolio        Lehm. Bros.
                    Value          Aggr. Bond Value
06/14/95         10,000.00          10,000.00
06/30/95          9,988.08           9,987.90
07/31/95          9,956.09           9,965.62
08/31/95         10,072.09          10,085.80
09/30/95         10,163.54          10,184.04
10/31/95         10,308.20          10,316.43
11/30/95         10,446.62          10,470.97
12/31/95         10,580.52          10,617.98
01/31/96         10,651.98          10,688.38
02/29/96         10,462.80          10,502.62
03/31/96         10,387.77          10,429.62
04/30/96         10,328.89          10,371.01
05/31/96         10,308.68          10,349.95
06/30/96         10,426.74          10,488.95
07/31/96         10,453.57          10,517.69
08/31/96         10,424.33          10,500.13
09/30/96         10,608.61          10,682.94
10/31/96         10,833.05          10,919.67
11/30/96         10,974.73          11,106.72
12/31/96         10,908.68          11,003.43
01/31/97         10,944.17          11,037.10
02/28/97         10,957.47          11,064.47
03/31/97         10,845.05          10,941.88
04/30/97         11,001.88          11,105.79
05/31/97         11,095.53          11,210.74
06/30/97         11,232.46          11,343.81
07/31/97         11,526.14          11,649.53
08/31/97         11,424.16          11,550.27
09/30/97         11,590.91          11,720.64
10/31/97         11,758.65          11,890.71
11/30/97         11,811.04          11,945.40
12/31/97         11,930.41          12,065.57
01/31/98         12,083.33          12,220.50
02/28/98         12,075.12          12,211.33
03/31/98         12,118.00          12,253.34
04/30/98         12,170.91          12,317.30
05/31/98         12,277.80          12,434.07
06/30/98         12,397.27          12,539.51
07/31/98         12,414.25          12,566.09
08/31/98         12,657.04          12,770.67
09/30/98         12,945.37          13,069.63
10/31/98         12,871.23          13,000.62
11/30/98         12,917.30          13,074.21
12/31/98         12,954.60          13,113.56
01/31/99         13,025.93          13,207.19
02/28/99         12,799.95          12,976.59
03/31/99         12,869.38          13,048.61
04/30/99         12,895.65          13,089.98
05/31/99         12,751.52          12,975.31
06/30/99         12,709.60          12,933.92
07/31/99         12,670.80          12,878.95
08/31/99         12,661.59          12,872.38
09/30/99         12,816.84          13,021.70
10/31/99         12,846.01          13,069.75
11/30/99         12,840.89          13,068.83
12/31/99         12,779.85          13,005.84
01/31/00         12,725.13          12,963.31
02/29/00         12,865.79          13,120.04
03/31/00         13,032.82          13,292.83
04/30/00         13,004.46          13,254.95
05/31/00         12,987.11          13,248.85
06/30/00         13,251.31          13,524.42
07/31/00         13,360.01          13,647.23
08/31/00         13,563.64          13,845.11
09/30/00         13,662.56          13,932.20
10/31/00         13,739.39          14,024.29
11/30/00         13,981.57          14,253.73
12/31/00         14,243.19          14,518.13
01/31/01         14,541.98          14,755.50
02/28/01         14,672.11          14,884.02
03/30/01         14,672.18          14,958.74
04/30/01         14,598.60          14,896.66
05/31/01         14,665.70          14,986.64
06/30/01         14,722.41          15,043.14
07/31/01         15,049.24          15,379.50
08/31/01         15,225.87          15,555.75
09/28/01         15,441.84          15,736.97
10/31/01         15,758.78          16,066.34
11/30/01         15,549.73          15,844.79
12/31/01         15,449.00          15,744.02

*An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities. It is not possible to invest directly in the Index. Index portfolios are subject to the same market risks associated with the securities in their respective indexes.

                         Average Annual Total Returns/1/
                             As of December 31, 2001
                                                                                                       From       Inception
                                                                          1-Year         5-Year      Inception      Date
Fund Portfolio/2/                                                          8.47%          7.21%        6.86%      6/14/95
Deferred Variable Annuity Subaccount/3/                                    7.11%          5.88%        5.57%      6/15/95
SEC Deferred Variable Annuity Subaccount/3/                                0.36%          5.30%        5.42%      6/15/95
Single Premium Immediate Variable Annuity Subaccount/4/                    7.11%           N/A         7.20%       8/2/99
Variable Universal Life Subaccount/5/                                      3.93%           N/A         4.55%      5/15/98

Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid by AAL or reimbursed by the investment adviser. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.35% management fee of the Fund
Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Money Market Portfolio

[PHOTO OMITTED HERE]

The Money Market Portfolio performed well during 2001 when compared to the Salomon Brothers 1-Month T-Bill Index. Net of expenses, the Money Market Portfolio generated a 3.79% return, compared to 3.69% generated by the Salomon Brothers 1-Month T-Bill Index. The AAL Money Market Portfolio was a solid performer as is evidenced by its three-year annualized return (net of expenses) of 4.97%, compared to 4.59% generated by the Salomon Brothers One-Month T-Bill Index.

The Portfolio invests in commercial paper issued by highly rated companies. All issuers in the Portfolio are monitored regularly to ensure safety of principal. We engage in extensive financial analysis on each issuer before adding its securities to the Portfolio, and continually monitor the issuer thereafter. Our analysis includes investigating and considering the issuers’ profitability, leverage and liquidity. Issuers deemed appropriate for the Portfolio are placed on an “approved list” from which investments can be made. We will purchase securities only from the issuers on the approved list.

During 2001, the Federal Reserve cut its target rate to 1.75% from 6.50%. As such, the discount yield offered by the commercial paper that the Portfolio invests in has also declined. At its last meeting in December of 2001, the Fed left its bias at weakness, as economic data continues to recover slowly. However, further reductions in the target rate are expected to be minimal. While many are expecting the Fed to begin raising rates in 2002, we believe it is more likely that the Fed will be hesitant to raise rates until they see a sustained turnaround in the economy.

/s/Alan D. Onstad

Alan D. Onstad
Portfolio Manager

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                         Average Annual Total Returns/1/
                             As of December 31, 2001
                                                                                                  From         Inception
                                                                    1-Year         5-Year       Inception        Date
Fund Portfolio/2/                                                   3.79%           5.11%         5.17%        6/14/95
Deferred Variable Annuity Subaccount/3/                             2.49%           3.82%         3.87%        6/15/95
SEC Deferred Variable Annuity Subaccount/3/                        (3.96)%          3.25%         3.73%        6/15/95
Single Premium Immediate Variable Annuity Subaccount/4/             2.49%            N/A          3.73%         8/2/99
Variable Universal Life Subaccount/5/                              (0.56)%           N/A          2.88%        5/15/98

Fund & Subaccount Yields/6/                                          7-Day Current      7-Day Effective
Fund Portfolio Yields                                                    1.56%               1.57%
Deferred Variable Annuity Subaccount Yields                              0.31%               0.31%
Single Premium Immediate Variable Annuity Subaccount Yields              0.31%               0.31%
Variable Universal Life Subaccount Yields/7/                             0.81%               0.81%

Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.
/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by the investment adviser. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.
/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
7.5% of total gross premiums paid.
/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.35% management fee of the Fund
Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.
/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. Life returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.
/6/ Fund & Subaccount Yields - Yield is a measure of the net investment income earned over a specific period, expressed as a percentage of the value of the Fund Portfolio or Subaccount. For Subaccount yields, net investment income is reduced by the applicable mortality and expense risk charge. Yield is an annualized figure which assumes that the Fund/Subaccount generates the same level of net income over a given period. For the Money Market Fund Portfolio and Variable Annuity Subaccounts, yield is a better representation of current earnings than is the total return quotation.
/7/ Variable Universal Life Yields - VUL yields reflect the change in the accumulated unit value less a deduction for mortality and expense risk charges for the 7-day period ended December 31, 2001. The yields do not reflect any other charges or deductions related to the certificate's insurance coverage; had these charges been included, the quoted yields would have been significantly lower.

                         AAL Technology Stock Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Shares      Common Stocks (95.2%)                  Market Value
---------------------------------------------------------------------------------------------------------------------------------------
Communication Services (1.5%)
    13,400  American Tower Corporation*              $126,898
            Total Communication Services              126,898
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (9.8%)
---------------------------------------------------------------------------------------------------------------------------------------
    10,700  AOL Time Warner, Inc.*                    343,470
     5,900  Charter Communications, Inc.*              96,937
     1,100  eBay, Inc.*                                73,590
     4,900  Gemstar-TV Guide International,
            Inc.*                                     135,730
     3,800  Macrovision Corporation*                  133,836
     2,100  Pixar Animation Studios*                   75,516
            Total Consumer Discretionary              859,079
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (1.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,100  MedImmune, Inc.*                           50,985
     1,300  Protein Design Labs, Inc.*                 42,809
            Total Health Care                          93,794
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (3.0%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,700  Concord EFS, Inc.*                         55,726
     1,400  First Data Corporation                    109,830
    14,500  MasTec, Inc.*                             100,775
            Total Industrials                         266,331
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (79.8%)
---------------------------------------------------------------------------------------------------------------------------------------
    18,400  ADC Telecommunications, Inc.*              84,640
     9,600  Agere Systems, Inc.*                       54,624
     2,500  Analog Devices, Inc.*                     110,975
     5,300  Apple Computer, Inc.*                     116,070
     2,200  Applied Materials, Inc.*                   88,220
     6,100  Applied Micro Circuits Corporation*        69,052
     2,700  BEA Systems, Inc.*                         41,607
     2,500  BMC Software, Inc.*                        40,925
     1,300  Brocade Communications Systems,
            Inc.*                                      43,056
     2,200  Brooks Automation, Inc.*                   89,474
     6,300  C-COR.net Corporation*                     91,791
     1,300  CIENA Corporation*                         18,603
     7,600  Cirrus Logic, Inc.*                       100,472
    15,900  Cisco Systems, Inc.*                      287,949
     5,700  Compaq Computer Corporation                55,632
     7,800  Crown Castle International
            Corporation*                               83,304
     3,600  Cypress Semiconductor Corporation*         71,748
     6,200  Dell Computer Corporation*                168,516
     7,200  Digital River, Inc.*                      114,624
     2,100  Electronic Arts, Inc.*                    125,895
     4,300  EMC Corporation*                           57,792
     7,700  GlobeSpan Virata, Inc.*                    99,715
     4,700  Informatica Corporation*                   68,197
     3,800  Integrated Device Technology, Inc.*       101,042
     9,900  Intel Corporation                         311,355
     3,200  International Business Machines
            Corporation                               387,072
     3,300  Intersil Corporation*                     106,425
    48,400  InterTrust Technologies Corporation*       59,532
     3,500  Intuit, Inc.*                             149,660
     2,900  Jabil Circuit, Inc.*                       65,888
     6,300  JDS Uniphase Corporation*                  54,999
     1,700  Juniper Networks, Inc.*                    32,215
     1,400  KLA-Tencor Corporation*                    69,384
       300  Lawson Software*                            4,725
     1,600  Lexmark International, Inc.*               94,400
    10,500  Lucent Technologies, Inc.                  66,045
     2,000  Mercury Interactive Corporation*           67,960
     6,600  Micromuse, Inc.*                           99,000
     2,700  Micron Technology, Inc.*                   83,700
     9,200  Microsoft Corporation*                    609,684
     8,000  Motorola, Inc.                            120,160
     4,000  Nokia Corporation ADR                      98,120
     8,600  Nortel Networks Corporation                64,500
     2,200  Novellus Systems, Inc*                     86,790
     2,400  NVIDIA Corporation*                       160,560
    12,100  Oracle Corporation*                       167,101
    11,900  Parametric Technology Corporation*         92,939
     2,900  PerkinElmer, Inc.                         101,558
     2,900  Plexus Corporation*                        77,024
     3,200  PMC-Sierra, Inc.*                          68,032
     5,500  Powerwave Technologies, Inc.*              95,040
     3,200  QLogic Corporation*                       142,432
     3,200  QUALCOMM, Inc.*                           161,600
     4,600  Rational Software Corporation*             89,700
     2,600  STMicroelectronics NV                      82,342
    11,700  Sun Microsystems, Inc.*                   144,378
       700  Symantec Corporation*                      46,431
     5,900  Texas Instruments, Inc.                   165,200
     3,200  UTStarcom, Inc.*                           91,200
     2,500  VeriSign, Inc.*                            95,100
     2,700  VERITAS Software Corporation*             121,014
    10,800  Western Digital Corporation*               67,716
     2,400  Xilinx, Inc.*                              93,720
     6,100  Yahoo!, Inc.*                             108,214
            Total Information Technology            6,986,838
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $8,860,740)                 8,332,940
---------------------------------------------------------------------------------------------------------------------------------------

 Principal                                                                              Interest       Maturity       Market
     Amount   Short-Term Investments (4.5%)                                              Rate/1/         Date         Value
---------------------------------------------------------------------------------------------------------------------------------------
   $164,000   General Electric Capital Corporation                                          1.950%      1/3/2002     $163,982
    233,000   Merrill Lynch & Company, Inc.                                                1.800        1/2/2002      232,988

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $396,970)                                       396,970
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (99.7%)
                                                (amortized cost basis $9,257,710)                                   8,729,910
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (0.3%)                                 22,382

                                                Net Assets: (100.0%)                                               $8,752,292

*   Non-income producing securities
/1/ The interest rate reflects the discount rate at the date of purchase.

           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                         AAL Aggressive Growth Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Shares      Common Stocks (90.1%)                  Market Value
---------------------------------------------------------------------------------------------------------------------------------------
Communication Services (2.6%)
     9,995  AT&T Wireless Services, Inc.*            $143,628
         6  NTT DoCoMo, Inc.                           70,502
            Total Communication Services              214,130
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (21.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     5,400  Amazon.com, Inc.*                          58,428
     5,330  AOL Time Warner, Inc.*                    171,093
     5,080  Cablevision Systems Corporation*          241,046
     6,680  Charter Communications, Inc.*             109,752
     9,650  Comcast Corporation*                      347,400
     3,275  Cox Communications, Inc.*                 137,255
    24,665  Liberty Media Corporation*                345,310
     2,220  Newell Rubbermaid, Inc.                    61,205
     3,645  Rainbow Media Group*                       90,032
     1,275  TMP Worldwide, Inc.*                       54,698
     2,845  Viacom, Inc., Class B*                    125,607
     1,875  Walt Disney Company                        38,850
            Total Consumer Discretionary            1,780,676
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (1.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,220  Anheuser-Busch Companies, Inc.            100,366
       845  Coca-Cola Company                          39,842
            Total Consumer Staples                    140,208
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

Energy (3.6%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,210  Baker Hughes, Inc.                         44,129
     3,090  BJ Services Company*                      100,270
     4,480  Petroleo Brasileiro SA - Petrobras
            ADR                                       104,384
       940  Smith International, Inc.*                 50,403
            Total Energy                              299,186
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

Financials (17.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,105  ACE, Ltd.                                 124,666
     3,255  AFLAC, Inc.                                79,943
     2,210  Allstate Corporation                       74,477
        80  Berkshire Hathaway, Inc., Class B*        202,000
     7,355  Citigroup, Inc.                           371,280
    11,785  E*TRADE Group, Inc.*                      120,796
     1,515  Fannie Mae                               $120,443
     1,515  Fifth Third Bancorp                        93,294
       920  Goldman Sachs Group, Inc.                  85,330
     2,670  J.P. Morgan Chase & Company                97,055
       865  XL Capital, Ltd.                           79,026
            Total Financials                        1,448,310
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (14.6%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,195  American Home Products
            Corporation                               134,685
       842  AstraZeneca Group plc                      37,964
     1,400  Bristol-Myers Squibb Company               71,400
       605  Cardinal Health, Inc.                      39,120
       915  CIGNA Corporation                          84,775
       425  Forest Laboratories, Inc.*                 34,829
     2,080  HCA, Inc.                                  80,163
     1,545  Laboratory Corporation of America
            Holdings*                                 124,913
     3,230  McKesson Corporation                      120,802
       230  Millennium Pharmaceuticals, Inc.*           5,637
     8,245  Pfizer, Inc.                              328,563
     2,775  Tenet Healthcare Corporation*             162,948
            Total Health Care                       1,225,799
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (6.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     4,690  Cendant Corporation*                       91,971
     2,620  Honeywell International, Inc.              88,608
     6,490  Raytheon Company                          210,730
     2,165  Tyco International, Ltd.                  127,519
            Total Industrials                         518,828
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (23.0%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,985  Amdocs, Ltd.*                              67,430
     5,220  Analog Devices, Inc.*                     231,716
     1,690  ASML Holding NV ADR*                       28,815
     2,695  Brocade Communications Systems,
            Inc.*                                      89,258
     4,735  Celestica, Inc. ADR*                      191,247
     2,765  Electronic Arts, Inc.*                    165,762
       600  Electronic Data Systems Corporation        41,130
     6,065  Flextronics International, Ltd.*          145,499
     1,665  Maxim Integrated Products, Inc.*          $87,429
     1,320  National Semiconductor Corporation*        40,643
    23,015  Nokia Corporation ADR                     564,558
     3,270  PerkinElmer, Inc.                         114,515
     5,630  Symbol Technologies, Inc.                  89,404
     1,945  Waters Corporation*                        75,369
            Total Information Technology            1,932,775
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $7,866,594)                 7,559,912
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

 Principal                                                                           Interest       Maturity        Market
     Amount   Short-Term Investments (9.0%)                                           Rate/1/         Date           Value
---------------------------------------------------------------------------------------------------------------------------------------
   $700,000   Federal Home Loan Bank                                                    1.494%      1/2/2002       $699,971
     59,373   Fidelity Domestic Portfolio Class III                                    1.790             N/A         59,373

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $759,344)                                       759,344
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (99.1%)
                                                (amortized cost basis $8,625,938)                                   8,319,256
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (0.9%)                                 75,547

                                                Net Assets: (100.0%)                                               $8,394,803

*   Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL Small Cap Stock Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Shares      Common Stocks (95.4%)                  Market Value
---------------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (19.7%)
     5,400  Applebee's International, Inc.           $184,680
     5,100  Darden Restaurants, Inc.                  180,540
    13,000  Emmis Communications
            Corporation*                              307,320
     3,600  Ethan Allen Interiors, Inc.               149,724
     8,500  Fossil, Inc.*                             178,500
     2,700  Harman International Industries, Inc.     121,770
    35,200  Hasbro, Inc.                              571,296
     4,500  Insight Enterprises, Inc.*                110,700
     3,900  Jack in the Box, Inc.*                    107,406
     4,100  JAKKS Pacific, Inc.*                       77,695
     5,200  Lands' End, Inc.*                         260,832
     2,800  Linens 'n Things, Inc.*                    71,400
     4,490  M.D.C. Holdings, Inc.                     169,677
     7,700  Meade Instruments Corporation*             27,566
     6,800  Michaels Stores, Inc.*                    224,060
    10,300  Nautica Enterprises, Inc.*                131,737
     3,700  O'Reilly Automotive, Inc.*                134,939
     5,900  OshKosh B'Gosh, Inc.                      247,446
     3,300  Outback Steakhouse, Inc.*                 113,025
    13,200  Radio One, Inc.*                          243,804
    11,800  Ross Stores, Inc.                         378,544
    10,800  ShopKo Stores, Inc.*                      102,600
     3,800  Sonic Corporation*                        136,800
    16,400  Tommy Hilfiger Corporation*               225,500
     6,100  Tower Automotive, Inc.*                    55,083
     3,500  Zale Corporation*                         146,580
            Total Consumer Discretionary            4,659,224
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (1.9%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,900  Dreyer's Grand Ice Cream, Inc.            150,189
    12,900  Elizabeth Arden, Inc.*                    196,983
     2,500  Whole Foods Market, Inc.*                 108,900
            Total Consumer Staples                    456,072
---------------------------------------------------------------------------------------------------------------------------------------

Energy (3.9%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,100  Cabot Oil & Gas Corporation                74,555
     4,000  Newfield Exploration Company*             142,040
     3,900  Patterson-UTI Energy, Inc.*               $90,909
     5,800  Precision Drilling Corporation*           149,756
     3,600  Pride International, Inc.*                 54,360
     5,100  Stone Energy Corporation*                 201,450
     5,800  Vintage Petroleum, Inc.                    83,810
     7,850  XTO Energy, Inc.                          137,375
            Total Energy                              934,255
---------------------------------------------------------------------------------------------------------------------------------------

Financials (11.0%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,100  Affiliated Managers Group, Inc.*          218,488
     5,600  Annuity and Life Re (Holdings), Ltd.      140,616
     3,900  BOK Financial Corporation*                122,889
     3,800  Commerce Bancorp, Inc.                    149,492
     7,400  Commercial Federal Corporation            173,900
     5,700  Community First Bankshares, Inc.          146,433
     2,200  Corus Bankshares, Inc.                     99,880
     3,200  Cullen/Frost Bankers, Inc.                 98,816
     2,600  Downey Financial Corporation              107,250
     4,950  Fidelity National Financial, Inc.         122,760
     6,400  HCC Insurance Holdings, Inc.              176,320
     5,700  Hudson United Bancorp                     163,590
     5,400  IPC Holdings, Ltd.                        159,840
     5,100  Irwin Financial Corporation                86,700
     4,900  Raymond James Financial, Inc.             174,048
     9,500  Riggs National Corporation                132,715
    22,100  Vesta Insurance Group, Inc.               176,800
     6,200  Washington Federal, Inc.                  159,836
            Total Financials                        2,610,373
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (10.6%)
---------------------------------------------------------------------------------------------------------------------------------------
     5,500  AdvancePCS, Inc.*                         161,425
     4,500  Alpharma, Inc.                            119,025
     7,600  American Medical Systems
            Holdings, Inc.*                           157,244
     2,600  Cephalon, Inc.*                           196,521
     2,200  D&K Healthcare Resources, Inc.            125,290
     1,900  Diagnostic Products Corporation            83,505
     2,400  InterMune, Inc.*                          118,224
     2,800  Invacare Corporation                       94,388
     6,600  Luminex Corporation*                      111,936
     1,600  Medicis Pharmaceutical
            Corporation*                              103,344
     7,200  Omnicare, Inc.                            179,136
     4,000  Orthodontic Centers of America,
            Inc.*                                     122,000
     2,900  Pharmaceutical Product
            Development, Inc.*                         93,699
     2,400  Respironics, Inc.*                         83,136
     5,700  SFBC International, Inc.*                 116,850
     5,300  STERIS Corporation*                        96,831
     3,500  Syncor International Corporation*         100,240
     5,400  TECHNE Corporation*                       198,990
     3,900  Therasense, Inc.*                          96,720
     2,000  Varian Medical Systems, Inc.*             142,520
            Total Health Care                       2,501,024
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (21.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,300  Alliant Techsystems, Inc.*                100,360
    21,500  Artesyn Technologies, Inc.*               200,165
     5,300  Atlantic Coast Airlines Holdings,
            Inc.*                                     123,437
     6,400  Banta Corporation                         188,928
    12,300  Consolidated Graphics, Inc.*              236,775
     5,700  Crane Company                             146,148
     8,800  Dycom Industries, Inc.*                   147,048
     3,900  EMCOR Group, Inc.*                        177,060
     4,800  Graco, Inc.                               187,440
    20,300  Hall, Kinion & Associates, Inc.*          190,414
     5,200  Heartland Express, Inc.*                  144,404
     6,700  IDEX Corporation                          231,150
    12,000  John H. Harland Company                   265,200
    42,200  MasTec, Inc.*                             293,290
     4,100  Mercury Computer Systems, Inc.*           160,351
     5,500  Nordson Corporation                       145,255
     2,200  Oshkosh Truck Corporation                 107,250
    27,700  Pemstar, Inc.*                            332,400
     6,700  Pentair, Inc.                             244,617
     8,400  Power-One, Inc.*                          $87,444
     4,700  Regal-Beloit Corporation                  102,460
     2,600  Shaw Group, Inc.*                          61,100
     5,300  SkyWest, Inc.                             134,885
     3,900  Stewart & Stevenson Services, Inc.         73,359
    13,600  TeleTech Holdings, Inc.*                  194,888
    14,600  Tetra Tech, Inc.*                         290,686
     7,600  USFreightways Corporation                 238,640
     3,100  Woodward Governor Company                 180,575
            Total Industrials                       4,985,729
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (21.1%)
---------------------------------------------------------------------------------------------------------------------------------------
    13,000  Acxiom Corporation*                       227,110
     3,400  Alpha Industries, Inc.*                    74,120
     6,300  Anixter International, Inc.*              182,763
     5,600  Axcelis Technologies, Inc.*                72,184
     2,200  Black Box Corporation*                    116,336
     3,000  Brooks Automation, Inc.*                  122,010
     4,200  CACI International, Inc.*                 165,837
     2,300  Cerner Corporation*                       114,839
    48,600  CIBER, Inc.*                              459,270
    15,500  Cirrus Logic, Inc.*                       204,910
    10,900  Computer Network Technology
            Corporation*                              193,911
    15,200  Credence Systems Corporation*             282,264
    13,200  DMC Stratex Networks, Inc.*               102,696
     5,800  Fisher Scientific International, Inc.*    169,360
     4,400  Hyperion Solutions Corporation*            87,384
     5,500  Integrated Device Technology, Inc.*       146,245
    27,200  Management Network Group, Inc.*           187,680
    22,400  Methode Electronics, Inc.                 179,200
    14,200  Parametric Technology Corporation*        110,902
     4,500  Plantronics, Inc.*                        115,380
     3,200  Plexus Corporation*                        84,992
     4,100  Power Integrations, Inc.*                  93,644
    12,300  Powerwave Technologies, Inc.*             212,544
     6,300  RadiSys Corporation*                      123,858
     2,700  ScanSource, Inc.*                         128,520
    22,500  Somera Communications, Inc.*              169,875
     9,100  Tollgrade Communications, Inc.*           303,485
     8,200  Trimble Navigation, Ltd.*                 132,922
     2,200  Varian Semiconductor Equipment
            Associates, Inc.*                          76,098
    10,800  Verity, Inc.*                             218,700
     2,500  Zebra Technologies Corporation*           138,775
            Total Information Technology            4,997,814
---------------------------------------------------------------------------------------------------------------------------------------

Materials (3.3%)
---------------------------------------------------------------------------------------------------------------------------------------
     4,300  Cambrex Corporation                       187,480
    18,700  MacDermid, Inc.                           316,965
    23,800  PolyOne Corporation                       233,240
     2,600  Stillwater Mining Company*                 48,100
            Total Materials                           785,785
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (2.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,600  CH Energy Group, Inc.                      69,552
     2,900  Energen Corporation                        71,485
     8,300  Philadelphia Suburban Corporation         187,165
     4,100  Piedmont Natural Gas Company,
            Inc.                                      146,780
     4,800  UniSource Energy Corporation               87,312
     3,800  WGL Holdings, Inc.                        110,466
            Total Utilities                           672,760
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $20,794,592)               22,603,036
---------------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                               Interest     Maturity       Market
  Amount      Short-Term Investments (8.7%)                                                Rate/1/       Date         Value
---------------------------------------------------------------------------------------------------------------------------------------
   $213,000   Duke Energy Corporation                                                      1.898%      1/3/2002      $212,977
  1,054,000   Federal National Mortgage Association Discount Notes                         1.440       1/2/2002     1,053,958
    793,000   General Electric Capital Corporation                                         1.950       1/3/2002       792,914

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $2,059,849)                                   2,059,849
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (104.1%)
                                                (amortized cost basis $22,854,441)                                 24,662,885
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (-4.1%)                              (980,663)

                                                Net Assets: (100.0%)                                              $23,682,222

* Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL Small Cap Index Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index by investing primarily in common stocks comprising the Index.

Shares      Common Stocks (99.6%)                  Market Value
---------------------------------------------------------------------------------------------------------------------------------------
Communication Services (0.4%)
    14,600  Boston Communications Group,
            Inc.*                                    $165,710
    46,500  General Communication, Inc.*              396,645
    20,750  Metro One Telecommunications,
            Inc.*                                     627,688
            Total Communication Services            1,190,043
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (20.9%)
---------------------------------------------------------------------------------------------------------------------------------------
    10,400  4Kids Entertainment, Inc.*                208,312
    44,199  99 CENTS Only Stores*                   1,683,982
    14,300  A.T. Cross Company*                        84,370
    17,000  Aaron Rents, Inc.                         277,100
    14,500  Action Performance Companies,
            Inc.*                                     443,845
    16,300  Advanced Marketing Services, Inc.*        297,475
    17,300  ADVO, Inc.*                               743,900
    24,900  AnnTaylor Stores Corporation*             871,500
    31,600  Applebee's International, Inc.          1,080,720
    19,700  Applica, Inc.*                            177,497
    16,300  Applied Industrial Technologies, Inc.     303,995
    19,900  Arctic Cat, Inc.                          338,300
    24,500  Argosy Gaming Company*                    796,740
    11,200  Ashworth, Inc.*                            88,368
    31,100  Aztar Corporation*                        569,130
    24,800  Bally Total Fitness Holding
            Corporation*                              534,688
    10,000  Bassett Furniture Industries, Inc.        140,100
    47,500  Brightpoint, Inc.*                        149,150
    14,900  Brown Shoe Company, Inc.                  241,976
    11,000  Building Materials Holding
            Corporation*                              119,350
    37,800  Burlington Coat Factory Warehouse
            Corporation                               635,040
    21,500  Cato Corporation                          406,350
    23,750  CEC Entertainment, Inc.*                1,030,512
    41,000  Champion Enterprises, Inc.*               504,710
    41,262  Cheesecake Factory, Inc.*               1,434,680
    23,050  Chico's FAS, Inc.*                        915,085
    21,150  Christopher & Banks Corporation*          724,387
    13,500  Coachmen Industries, Inc.                 162,000
    23,300  Concord Camera Corporation*               184,536
    50,900  Copart, Inc.*                           1,851,233
    18,300  Cost Plus, Inc.*                          484,950
    65,569  D.R. Horton, Inc.                       2,128,370
    10,900  Department 56, Inc.*                       93,740
    15,600  Dress Barn, Inc.*                         390,156
    11,700  Enesco Group, Inc.*                        73,710
    32,950  Ethan Allen Interiors, Inc.             1,370,390
    10,900  Factory 2-U Stores, Inc.*                 218,436
    26,200  Fedders Corporation                        79,648
    27,900  Fleetwood Enterprises, Inc.               316,107
    17,000  Footstar, Inc.*                           532,100
    25,650  Fossil, Inc.*                             538,650
    18,700  Genesco, Inc.*                            388,212
    27,600  Goody's Family Clothing, Inc.*            115,920
    19,400  Group 1 Automotive, Inc.*                 553,094
    24,000  Gymboree Corporation*                     286,320
     5,400  Haggar Corporation                         58,590
    15,100  Hancock Fabrics, Inc.                     198,565
    27,300  Harman International Industries,
            Inc.                                    1,231,230
    17,700  Hot Topic, Inc.*                          555,603
     8,800  Huffy Corporation*                         56,320
    20,200  Hughes Supply, Inc.                       623,574
    17,600  IHOP Corporation*                         515,680
    18,500  Information Holdings, Inc.*               523,735
    35,475  Insight Enterprises, Inc.*                872,685
    43,300  Interface, Inc.                           242,913
    21,600  Intermet Corporation                       72,360
    33,500  Jack in the Box, Inc.*                    922,590
    15,700  JAKKS Pacific, Inc.*                      297,515
    15,700  Jo-Ann Stores, Inc.*                      112,255
    15,200  K2, Inc.*                                 109,592
    19,400  Kellwood Company                          465,794
     7,900  K-Swiss, Inc.                             262,675
    18,300  Landry's Restaurants, Inc.                341,295
    51,800  La-Z-Boy, Inc.                          1,130,276
    13,100  Libbey, Inc.                              427,715
    34,600  Linens 'n Things, Inc.*                   882,300
_   20,500  Lone Star Steakhouse & Saloon,
            Inc.                                      304,015
    19,100  Luby's, Inc.*                             109,061
    22,604  M.D.C. Holdings, Inc.                    $854,205
    24,900  Marcus Corporation                        352,335
    14,000  Meade Instruments Corporation*             50,120
    34,900  Men's Wearhouse, Inc.*                    720,685
    55,300  Michaels Stores, Inc.*                  1,822,135
    12,600  Midas, Inc.                               144,900
    36,351  Midway Games, Inc.*                       545,629
    24,400  Monaco Coach Corporation*                 533,628
     5,800  National Presto Industries, Inc.          160,950
    28,200  Nautica Enterprises, Inc.*                360,678
     6,400  NVR, Inc.*                              1,305,600
    15,900  O'Charley's, Inc.*                        294,309
    44,800  O'Reilly Automotive, Inc.*              1,633,856
    10,200  OshKosh B'Gosh, Inc.                      427,788
     6,400  Oxford Industries, Inc.                   151,040
    10,200  P.F. Chang's China Bistro, Inc.*          482,460
    27,850  Pacific Sunwear of California, Inc.*      568,697
    12,100  Panera Bread Company*                     629,684
    27,200  Penton Media, Inc.                        170,272
    43,800  Pep Boys-Manny, Moe, & Jack               751,170
    23,500  Phillips-Van Heusen Corporation           256,150
    79,300  Pier 1 Imports, Inc.                    1,375,062
    21,600  Pinnacle Entertainment, Inc.*             130,248
    19,600  Polaris Industries, Inc.                1,131,900
    38,100  Prime Hospitality Corporation*            421,005
    19,700  Quiksilver, Inc.*                         338,840
    18,300  RARE Hospitality International, Inc.*     412,482
    35,750  Regis Corporation                         921,635
    11,700  Royal Appliance Manufacturing
            Company*                                   58,383
    54,100  Ruby Tuesday, Inc.                      1,116,083
    17,200  Russ Berrie and Company, Inc.             516,000
    27,200  Russell Corporation                       408,272
    26,000  Ryan's Family Steak Houses, Inc.*         562,900
    11,300  Ryland Group, Inc.                        827,160
     9,300  Salton, Inc.*                             175,584
    15,200  School Specialty, Inc.*                   347,776
    21,250  SCP Pool Corporation*                     583,313
    24,400  ShopKo Stores, Inc.*                      231,800
     7,200  Skyline Corporation                       232,200
    22,675  Sonic Corporation*                        816,300
    10,600  Standard Motor Products, Inc.             147,340
    25,000  Standard Pacific Corporation              608,000
    24,417  Steak n Shake Company*                    269,564
    35,100  Stein Mart, Inc.*                         293,436
    35,600  Stride Rite Corporation                   233,180
    22,900  Sturm, Ruger & Company, Inc.              274,342
    17,800  TBC Corporation*                          238,342
    12,200  Thomas Nelson, Inc.                       135,420
    12,100  Thor Industries, Inc.                     448,305
    29,700  Toll Brothers, Inc.*                    1,303,830
    26,500  Too, Inc.*                                728,750
    10,700  Toro Company                              481,500
    40,900  Tower Automotive, Inc.*                   369,327
    17,400  Triarc Companies, Inc.*                   422,820
     9,400  Ultimate Electronics, Inc.*               282,000
    27,100  Wellman, Inc.                             419,779
    16,850  Wet Seal, Inc., Class A*                  396,817
    17,600  Winnebago Industries, Inc.                650,144
    27,400  WMS Industries Inc.*                      548,000
    35,400  Wolverine World Wide, Inc.                532,770
    29,700  Zale Corporation*                       1,243,836
            Total Consumer Discretionary           67,735,908
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (4.4%)
---------------------------------------------------------------------------------------------------------------------------------------
       116  Acclaim Warrants*                               0
    15,000  American Italian Pasta Company*           630,450
    42,200  Casey's General Stores, Inc.              628,780
     7,500  Coca-Cola Bottling Company
            Consolidated                              283,950
    37,000  Constellation Brands, Inc.*             1,585,450
    30,100  Corn Products International, Inc.       1,061,025
    32,700  Delta and Pine Land Company               740,001
    38,000  DIMON, Inc.                               273,600
      37,800  Fleming Companies, Inc.                 699,300
---------------------------------------------------------------------------------------------------------------------------------------
      32,700  Great Alantic & Pacific Tea
---------------------------------------------------------------------------------------------------------------------------------------
            Company, Inc.*                            777,606
    28,600  Hain Celestial Group, Inc.*               785,356
    16,100  International Multifoods Corporation      384,790
     7,300  J & J Snack Foods Corporation*            178,485
    23,400  Lance, Inc.                               334,386
    10,000  Nash Finch Company                        311,000
    13,800  Nature's Sunshine Products, Inc.          162,012
    55,600  NBTY, Inc.*                               650,520
    37,300  Performance Food Group
            Company*                                1,311,841
    25,500  Ralcorp Holdings, Inc.*                   578,850
    12,600  Schweitzer-Mauduit International,
            Inc.                                      299,250
    15,900  United Natural Foods, Inc.*               397,500
    13,370  WD-40 Company                             356,310
    46,000  Whole Foods Market, Inc.*               2,003,760
            Total Consumer Staples                 14,434,222
---------------------------------------------------------------------------------------------------------------------------------------

Energy (5.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    11,800  Atwood Oceanics, Inc.*                    411,230
    26,900  Cabot Oil & Gas Corporation               646,945
    27,800  Cal Dive International, Inc.*             686,104
    12,700  CARBO Ceramics, Inc.                      497,332
    14,700  Dril-Quip, Inc.*                          354,270
    15,900  Evergreen Resources, Inc.*                613,899
    43,700  Input/Output, Inc.*                       358,777
    11,900  Key Production Company, Inc.*             202,300
    21,400  Lone Star Technologies, Inc.*             376,640
    37,500  Newfield Exploration Company*           1,331,625
    14,500  Nuevo Energy Company*                     217,500
    20,100  Oceaneering International, Inc.*          444,612
    18,600  Offshore Logistics, Inc.*                 330,336
    18,100  Patina Oil & Gas Corporation              497,750
    19,900  Plains Resources, Inc.*                   489,739
    45,700  Pogo Producing Company                  1,200,539
    10,800  Prima Energy Corporation*                 234,900
    19,100  Remington Oil and Gas
            Corporation*                              330,430
    17,150  SEACOR SMIT, Inc.*                        795,760
    21,300  Seitel, Inc.*                             289,680
    23,600  St. Mary Land & Exploration
            Company                                   500,084
    22,300  Stone Energy Corporation*                 880,850
    21,100  Swift Energy Company*                     426,220
    12,000  TETRA Technologies, Inc.*                 251,400
    33,300  Tom Brown, Inc.*                          899,433
    30,600  Unit Corporation*                         394,740
    26,300  Veritas DGC, Inc.*                        486,550
    53,800  Vintage Petroleum, Inc.                   777,410
   105,350  XTO Energy, Inc.                        1,843,625
            Total Energy                           16,770,680
---------------------------------------------------------------------------------------------------------------------------------------

Financials (10.8%)
---------------------------------------------------------------------------------------------------------------------------------------
    17,700  American Financial Holdings, Inc.         449,757
    20,700  Anchor BanCorp Wisconsin, Inc.            367,218
    18,900  Boston Private Financial Holdings,
            Inc.                                      417,123
    21,000  Cash America International, Inc.          178,500
    27,275  Chittenden Corporation                    752,790
    17,800  Colonial Properties Trust                 554,470
    55,738  Commerce Bancorp, Inc.                  2,192,733
    39,500  Commercial Federal Corporation            928,250
    34,300  Community First Bankshares, Inc.          881,167
    43,800  Cullen/Frost Bankers, Inc.              1,352,544
    17,385  Delphi Financial Group, Inc.              578,921
    14,400  Dime Community Bancshares, Inc.           404,064
    24,065  Downey Financial Corporation              992,681
    19,900  East West Bancorp, Inc.                   512,425
    14,200  Financial Federal Corporation*            443,750
    58,400  First American Corporation              1,094,416
    22,600  First BanCorp                             644,100
    41,612  First Midwest Bancorp, Inc.             1,214,654
    11,600  First Republic Bank*                      280,140
    14,700  FirstFed Financial Corporation*           376,761
    60,200  Fremont General Corporation               470,764
     9,800  GBC Bancorp                               289,100
    12,100  Hilb, Rogal and Hamilton Company          678,205
    39,389  Hudson United Bancorp                   1,130,464
    21,100  Jefferies Group, Inc.                     892,741
    23,400  Kilroy Realty Corporation                 614,718
    15,800  LandAmerica Financial Group, Inc.         453,460
    19,200  MAF Bancorp, Inc.                         566,400
    35,500  Mutual Risk Management, Ltd.              259,150
    17,800  Philadelphia Consolidated
            Holding Corporation*                      671,238
    25,000  Presidential Life Corporation             514,000
    21,764  Provident Bankshares Corporation          528,865
    41,050  Raymond James Financial, Inc.           1,458,096
    24,200  Riggs National Corporation                338,074
     8,400  RLI Corporation                           378,000
     7,900  SCPIE Holdings, Inc.                      231,075
    21,700  Selective Insurance Group, Inc.           471,541
    27,700  Shurgard Storage Centers, Inc.            886,400
    35,200  South Financial Group, Inc.               624,800
    28,100  Southwest Bancorporation of
            Texas, Inc.*                              850,587
    53,800  Staten Island Bancorp, Inc.               877,478
    36,000  Sterling Bancshares, Inc.                 450,720
    15,100  Stewart Information Services
            Corporation*                              298,225
    33,500  Susquehanna Bancshares, Inc.              698,475
    14,651  SWS Group, Inc.                           372,868
    31,400  Trenwick Group, Ltd.                      319,338
    60,682  TrustCo Bank Corporation NY               762,773
    16,500  UCBH Holdings, Inc.                       469,260
    38,500  United Bankshares, Inc.                 1,111,110
    49,320  Washington Federal, Inc.                1,271,470
    22,500  Whitney Holding Corporation               986,625
    14,900  Zenith National Insurance
            Corporation                               416,306
            Total Financials                       34,958,790
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (13.0%)
---------------------------------------------------------------------------------------------------------------------------------------
    22,200  Accredo Health, Inc.*                     881,340
    62,300  Advanced Tissue Sciences, Inc.*           271,628
    78,500  AdvancePCS, Inc.*                       2,303,975
    36,400  Alpharma, Inc.                            962,780
    17,300  ArQule, Inc.*                             294,100
    19,400  ArthroCare Corporation*                   347,842
    49,600  Bio-Technology General
            Corporation*                              408,208
    43,100  Cephalon, Inc.*                         3,257,714
    21,450  CONMED Corporation*                       428,142
    12,900  Cooper Companies, Inc.                    644,742
    55,800  Coventry Health Care, Inc.*             1,113,210
    16,050  CryoLife, Inc.*                           481,500
     6,100  Curative Health Services, Inc.*            82,350
    27,900  Cygnus, Inc.*                             146,475
    12,600  Datascope Corporation                     427,392
    24,100  Diagnostic Products Corporation         1,059,195
    23,110  Enzo Biochem, Inc.*                       543,085
    22,500  Haemonetics Corporation*                  763,200
    15,400  Hologic, Inc.*                            143,066
    55,000  Hooper Holmes, Inc.                       492,250
    28,600  IDEXX Laboratories, Inc.*                 815,386
    13,700  IMPATH, Inc.*                             609,787
    17,100  INAMED Corporation*                       514,197
    26,200  Invacare Corporation                      883,202
    19,500  MAXIMUS, Inc.*                            820,170
    25,800  Medicis Pharmaceutical
            Corporation*                            1,666,422
    19,900  Mentor Corporation                        568,344
    20,500  MGI PHARMA, Inc.*                         313,240
    41,300  Mid Atlantic Medical Services, Inc.*      937,510
    19,100  Noven Pharmaceuticals, Inc.*              339,025
    31,500  Organogenesis, Inc.*                      151,200
    42,600  Orthodontic Centers of America,
            Inc.*                                   1,299,300
    11,900  Osteotech, Inc.*                           66,045
    28,800  Owens & Minor, Inc.                       532,800
    21,100  PAREXEL International
            Corporation*                              302,785
    20,800  Pediatrix Medical Group, Inc.*            705,536
    44,300  Pharmaceutical Product
            Development, Inc.*                      1,431,333
    10,500  PolyMedica Corporation*                   174,300
    38,732  Priority Healthcare Corporation*        1,362,979
    27,000  Province Healthcare Company*              833,220
    37,300  Regeneron Pharmaceuticals, Inc.*        1,050,368
    14,800  RehabCare Group, Inc.*                    438,080
    41,950  Renal Care Group, Inc.*                 1,346,595
    27,200  ResMed, Inc.*                           1,466,624
    26,000  Respironics, Inc.*                        900,640
    23,700  Sierra Health Services, Inc.*             191,970
    20,500  Sola International, Inc.*                 397,700
     8,200  Spacelabs Medical, Inc.*                   99,630
    14,300  SurModics, Inc.*                          521,378
    32,300  Sybron Dental Specialties, Inc.*          697,034
    21,100  Syncor International Corporation*         604,304
    35,400  TECHNE Corporation*                     1,304,490
    25,200  Theragenics Corporation*                  248,472
    80,700  US Oncology, Inc.*                        608,478
    28,700  Varian Medical Systems, Inc.*           2,045,162
    22,100  Viasys Healthcare, Inc.*                  446,641
    11,000  Vital Signs, Inc.                         383,900
            Total Health Care                      42,130,441
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (18.6%)
---------------------------------------------------------------------------------------------------------------------------------------
    20,200  A. O. Smith Corporation                   393,900
    22,900  AAR Corporation                           206,329
    20,700  ABM Industries, Inc.                      648,945
    35,100  Acuity Brands, Inc.*                      424,710
    23,500  Administaff, Inc.*                        644,135
    27,100  Advanced Energy Industries, Inc.*         721,944
    50,850  Aeroflex, Inc.*                           962,591
    21,000  Alliant Techsystems, Inc.*              1,621,200
     7,300  Angelica Corporation                       79,132
    24,100  Apogee Enterprises, Inc.                  381,262
    24,900  Arbitron, Inc.                            850,335
    20,800  Arkansas Best Corporation*                599,456
    25,800  Armor Holdings, Inc.*                     696,342
    32,500  Artesyn Technologies, Inc.*               302,575
    16,700  Astec Industries, Inc.*                   241,482
    12,300  AstroPower, Inc.*                         497,289
    37,400  Atlantic Coast Airlines Holdings,
            Inc.*                                     871,046
    29,900  B/E Aerospace, Inc.*                      274,183
    28,900  Baldor Electric Company                   604,010
    15,700  Barnes Group, Inc.                        376,643
    20,900  Belden, Inc.                              492,195
    23,000  BMC Industries, Inc.                       47,380
    28,200  Bowne & Company, Inc.                     360,960
    19,600  Brady Corporation                         717,360
    18,400  Briggs & Stratton Corporation             785,680
     5,400  Butler Manufacturing Company              149,580
    22,300  C&D Technologies, Inc.                    509,555
    16,300  CDI Corporation*                          309,700
    30,600  Central Parking Corporation               600,984
     8,400  Chemed Corporation                        284,760
    21,000  CLARCOR, Inc.                             570,150
    11,200  Consolidated Graphics, Inc.*              215,600
    18,100  Corinthian Colleges, Inc.*                740,109
     6,700  CPI Corporation                           111,220
    14,000  CUNO, Inc.*                               427,000
    18,700  Dionex Corporation*                       477,037
    16,400  Elcor Corporation                         455,756
    23,200  Electro Scientific Industries, Inc.*      696,232
    12,600  EMCOR Group, Inc.*                        572,040
    17,700  Esterline Technologies Corporation*       283,377
    14,800  F.Y.I., Inc.*                             495,800
    28,500  FactSet Research Systems, Inc.            996,075
    12,900  Flow International Corporation*           159,573
    18,400  Forward Air Corporation*                  624,128
    34,700  Foster Wheeler, Ltd.                      176,970
    16,900  Franklin Covey Company*                   101,907
    24,300  Frontier Airlines, Inc.*                  413,100
    17,600  G&K Services, Inc.                        568,480
    13,300  Gardner Denver, Inc.*                     296,856
    36,600  GenCorp, Inc.                             516,426
    31,180  Global Payments, Inc.                   1,072,592
    26,500  Graco, Inc.                             1,034,825
    27,830  Griffon Corporation*                      417,450
    11,000  Hall, Kinion & Associates, Inc.*          103,180
    27,075  Heartland Express, Inc.*                  751,873
    15,300  Heidrick & Struggles
            International, Inc.*                      277,695
    26,200  IDEX Corporation                          903,900
    16,600  Imagistics International, Inc.*          $205,010
    24,900  Information Resources, Inc.*              206,670
    22,600  Insituform Technologies, Inc.*            578,108
    10,300  Insurance Auto Auctions, Inc.*            149,453
    14,900  Ionics, Inc.*                             447,447
    20,200  ITT Educational Services, Inc.*           744,774
    37,200  JLG Industries, Inc.                      396,180
    24,700  John H. Harland Company                   545,870
    19,000  Kaman Corporation                         296,400
    50,200  Kansas City Southern Industries,
            Inc.*                                     709,326
    20,400  Kirby Corporation*                        562,020
    19,200  Kroll, Inc.*                              289,920
    34,500  Labor Ready, Inc.*                        176,295
     6,900  Landstar System, Inc.*                    500,319
     8,200  Lawson Products, Inc.                     213,200
    48,136  Lennox International, Inc.                466,919
     9,850  Lindsay Manufacturing Company             190,597
    13,500  Lydall, Inc.*                             135,000
    19,100  Magnetek, Inc.*                           172,091
    20,700  Manitowoc Company, Inc.                   643,770
    12,700  MemberWorks, Inc.*                        177,927
    18,700  Mercury Computer Systems, Inc.*           731,357
    27,300  Mesa Air Group, Inc.*                     205,296
    11,740  Midwest Express Holdings, Inc.*           171,404
    28,500  Milacron, Inc.                            450,585
    12,000  Mobile Mini, Inc.*                        469,440
    28,500  Mueller Industries, Inc.*                 947,625
    29,000  NDCHealth Corporation                   1,001,950
    10,800  New England Business Service, Inc.        206,820
    19,100  On Assignment, Inc.*                      438,727
    14,200  Oshkosh Truck Corporation                 692,250
    35,600  _Paxar Corporation*                       505,520
    20,900  Pegasus Solutions, Inc.*                  296,780
    18,200  Pre-Paid Legal Services, Inc.*            398,580
    41,500  Profit Recovery Group
            International, Inc.*                      338,225
    17,800  Regal-Beloit Corporation                  388,040
    26,900  Reliance Steel & Aluminum
            Company                                   706,125
    16,400  Roadway Corporation                       601,880
    10,000  Robbins & Myers, Inc.                     234,100
    34,800  Shaw Group, Inc.*                         817,800
    10,400  Simpson Manufacturing
            Company, Inc.*                            595,920
    48,400  SkyWest, Inc.                           1,231,780
    28,400  SLI, Inc.                                  74,124
    49,700  Spherion Corporation*                     485,072
    11,200  SPS Technologies, Inc.*                   391,104
    23,500  Standard Register Company                 435,455
    10,300  Standex International Corporation         224,025
    44,306  Tetra Tech, Inc.*                         882,132
    12,900  Thomas Industries, Inc.                   322,500
    51,000  Timken Company                            825,180
    17,600  Titan International, Inc.                  83,424
    32,500  Tredegar Corporation                      617,500
    13,500  Triumph Group, Inc.*                      438,750
    28,900  United Stationers, Inc.*                  972,485
    16,900  Universal Forest Products, Inc.           353,717
    15,200  URS Corporation*                          416,632
    22,500  USFreightways Corporation                 706,500
    38,800  Valence Technology, Inc.*                 130,756
    20,800  Valmont Industries, Inc.                  300,768
    36,100  Vicor Corporation*                        584,820
    12,900  Volt Information Sciences, Inc.*          220,590
    19,600  Wabash National Corporation               152,880
    23,400  Waste Connections, Inc.*                  725,166
    22,650  Watsco, Inc.                              321,630
    22,600  Watts Industries, Inc.                    339,000
    40,475  Werner Enterprises, Inc.                  983,543
    10,300  Wolverine Tube, Inc.*                     116,905
     9,700  Woodward Governor Company                 565,025
    21,100  Yellow Corporation*                       529,610
            Total Industrials                      60,551,807
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (17.5%)
---------------------------------------------------------------------------------------------------------------------------------------
    20,400  Actel Corporation*                       $406,164
    90,000  Adaptec, Inc.*                          1,305,000
    23,900  Allen Telecom, Inc.*                      203,150
    36,500  Alliance Semiconductor
            Corporation*                              440,920
    37,600  Alpha Industries, Inc.*                   819,680
    35,500  American Management Systems,
            Inc.*                                     641,840
    11,300  Analogic Corporation                      435,163
    20,600  Analysts International Corporation         85,078
    31,400  Anixter International, Inc.*              910,914
    44,200  Aspect Communications
            Corporation*                              171,496
    26,800  Aspen Technology, Inc.*                   450,240
    25,900  ATMI, Inc.*                               617,715
    19,400  Audiovox Corporation*                     144,724
    32,200  Avant! Corporation*                       659,778
    22,100  Avid Technology, Inc.*                    268,515
    19,200  Aware, Inc.*                              159,360
    83,000  Axcelis Technologies, Inc.*             1,069,870
    19,000  AXT, Inc.*                                274,170
    18,550  BARRA, Inc.*                              873,519
    12,300  BEI Technologies, Inc.                    214,512
     9,200  Bel Fuse, Inc.                            230,460
    14,400  Bell Microproducts, Inc.*                 181,728
    16,700  Benchmark Electronics, Inc.*              316,632
    17,000  Black Box Corporation*                    898,960
    15,500  Brooks Automation, Inc.*                  630,385
    10,500  Brooktrout, Inc.*                          68,250
    37,550  Cable Design Technologies
            Corporation*                              513,684
    19,700  CACI International, Inc.*                 777,855
    27,000  Captaris, Inc.*                            99,630
    18,600  Carreker Corporation*                     109,740
    11,100  Catapult Communications
            Corporation*                              289,266
    27,300  C-COR.net Corporation*                    397,761
    29,800  Cerner Corporation*                     1,487,914
    26,900  Checkpoint Systems, Inc.*                 360,460
    51,500  CIBER, Inc.*                              486,675
    37,300  Cognex Corporation*                       955,253
    24,100  Coherent, Inc.*                           745,172
    17,400  Cohu, Inc.                                343,650
    17,700  Computer Task Group, Inc.*                 69,738
    14,200  Concord Communications, Inc.*             293,230
    24,600  CTS Corporation                           391,140
    26,200  Cymer, Inc.*                              700,326
    10,500  Davox Corporation*                        101,535
    33,600  Dendrite International, Inc.*             471,408
    13,000  Digi International, Inc.*                  82,810
    69,900  DMC Stratex Networks, Inc.*               543,822
    15,200  DuPont Photomasks, Inc.*                  660,440
    19,300  Elantec Semiconductor, Inc.*              741,120
    17,900  Electroglas, Inc.*                        264,383
    19,600  ePresence, Inc.*                           82,124
    35,500  ESS Technology, Inc.*                     754,730
    33,400  Exar Corporation*                         696,390
    19,100  Fair, Isaac and Company, Inc.           1,203,682
    30,000  FileNET Corporation*                      608,700
    18,700  Gerber Scientific, Inc.                   173,910
    50,200  Harmonic, Inc.*                           603,404
    19,300  Helix Technology Corporation              435,215
    30,100  HNC Software, Inc.*                       620,060
    21,400  Hutchinson Technology, Inc.*              496,908
    27,880  Hyperion Solutions Corporation*           553,697
    13,785  Intermagnetics General
            Corporation*                              357,031
    20,500  Inter-Tel, Inc.                           394,010
    28,400  InterVoice-Brite, Inc.*                   363,520
    13,600  Itron, Inc.*                              412,080
    13,400  Keithley Instruments, Inc.                226,460
    55,700  Kopin Corporation*                        779,800
    16,125  Kronos, Inc.*                             780,128
    41,700  Kulicke and Soffa Industries, Inc.*       715,155
    23,500  Manhattan Associates, Inc.*               685,025
    12,500  MapInfo Corporation*                      196,125
    30,500  Methode Electronics, Inc.                 244,000
    14,900  MICROS Systems, Inc.*                     373,990
    24,000  Microsemi Corporation*                    712,800
    18,900  MRO Software, Inc.*                      $441,882
    28,800  Netegrity, Inc.*                          557,568
    18,800  Network Equipment Technologies,
            Inc.*                                     102,460
    23,400  NYFIX, Inc.*                              468,468
    16,550  Park Electrochemical Corporation          436,920
    16,500  PCTEL, Inc.*                              160,215
    21,400  Pericom Semiconductor
            Corporation*                              310,300
    21,400  Phoenix Technologies, Ltd.*               249,096
    11,900  Photon Dynamics, Inc.*                    543,235
    25,600  Photronics, Inc.*                         802,560
    48,100  Pinnacle Systems, Inc.*                   381,914
    27,000  Pioneer-Standard Electronics, Inc.        342,900
    23,800  Power Integrations, Inc.*                 543,592
    30,300  Progress Software Corporation*            523,584
    23,400  Proxim, Inc.*                             232,128
    13,300  QRS Corporation*                          187,530
    23,300  Radiant Systems, Inc.*                    267,950
    14,800  RadiSys Corporation*                      290,968
    22,200  Rainbow Technologies, Inc.*               164,280
   101,700  Read-Rite Corporation*                    672,237
    13,400  Rogers Corporation*                       406,020
    26,300  Roper Industries, Inc.                  1,301,850
    14,300  Roxio, Inc.*                              236,665
    13,700  Rudolph Technologies, Inc.*               470,184
    12,300  SBS Technologies, Inc.*                   179,211
    13,000  SCM Microsystems, Inc.*                   190,320
    14,300  SPSS, Inc.*                               253,825
    13,700  Standard Microsystems
            Corporation*                              212,624
    12,000  StarTek, Inc.*                            227,400
    54,601  Stratos Lightwave, Inc.*                  335,796
    10,600  Supertex, Inc.*                           185,606
    19,050  Symmetricom, Inc.*                        144,971
    28,000  Systems & Computer Technology
            Corporation*                              289,520
    31,200  Take-Two Interactive Software, Inc.*      504,504
    28,700  Technitrol, Inc.                          792,694
    27,100  Teledyne Technologies, Inc.*              441,459
    20,600  Therma-Wave, Inc.*                        307,352
    21,050  THQ, Inc.*                             $1,020,293
    18,199  Three-Five Systems, Inc.*                 289,546
    11,500  Tollgrade Communications, Inc.*           383,525
    21,200  Trimble Navigation, Ltd.*                 343,652
    19,100  Ultratech Stepper, Inc.*                  315,532
    27,700  Varian Semiconductor
            Equipment Associates, Inc.*               958,143
    24,800  Veeco Instruments, Inc.*                  894,040
    30,100  Verity, Inc.*                             609,525
    19,200  ViaSat, Inc.*                             299,520
    27,100  Visual Networks, Inc.*                    125,202
    18,100  X-Rite, Inc.                              154,031
    26,900  Zebra Technologies Corporation*         1,493,219
    10,152  Zilog, Inc.*4                              24,568
    14,500  ZixIt Corporation*                         73,370
            Total Information Technology           56,978,133
---------------------------------------------------------------------------------------------------------------------------------------

Materials (4.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    12,000  A.M. Castle & Company                      98,400
    30,600  AptarGroup, Inc.                        1,071,918
    18,900  Arch Chemicals, Inc.                      438,480
    14,100  Brush Engineered Materials, Inc.          200,784
    29,500  Buckeye Technologies, Inc.*               339,250
    22,000  Cambrex Corporation                       959,200
    23,700  Caraustar Industries, Inc.                164,241
    17,400  Century Aluminum Company                  232,464
    11,900  ChemFirst, Inc.                           285,243
    12,900  Chesapeake Corporation                    358,749
     8,600  Cleveland-Cliffs, Inc.                    157,380
    11,100  Commercial Metals Company                 388,278
    14,000  Commonwealth Industries, Inc.              65,800
    10,100  Deltic Timber Corporation                 276,740
    24,050  Florida Rock Industries, Inc.             879,749
    27,000  Georgia Gulf Corporation                  499,500
    12,500  IMCO Recycling, Inc.*                      89,375
    27,300  MacDermid, Inc.                           462,735
    63,400  Massey Energy Company                   1,314,282
    12,500  Material Sciences Corporation*            126,500
    22,200  Mississippi Chemical Corporation*          62,826
    20,288  Myers Industries, Inc.                   $276,931
    20,600  OM Group, Inc.                          1,363,514
    33,700  OMNOVA Solutions, Inc.                    229,160
     6,400  Penford Corporation                        79,680
    79,800  PolyOne Corporation                       782,040
    13,300  Pope & Talbot, Inc.                       189,525
     7,800  Quaker Chemical Corporation               160,680
    11,400  Quanex Corporation                        322,620
    17,600  RTI International Metals, Inc.*           175,120
    21,100  Ryerson Tull, Inc.                        232,100
    24,600  Scotts Company*                         1,170,960
    38,900  Steel Dynamics, Inc.*                     451,629
     8,700  Steel Technologies, Inc.                   78,996
    33,000  Stillwater Mining Company*                610,500
    17,800  Texas Industries, Inc.                    656,820
            Total Materials                        15,252,169
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (4.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     8,600  American States Water Company             300,570
    34,800  Atmos Energy Corporation                  739,500
    40,500  Avista Corporation                        537,030
     9,400  Cascade Natural Gas Corporation           207,270
     9,800  Central Vermont Public Service
            Corporation                               163,660
    14,000  CH Energy Group, Inc.                     608,580
    42,900  El Paso Electric Company*                 622,050
    26,500  Energen Corporation                       653,225
     4,800  Green Mountain Power Corporation           89,520
    16,100  Laclede Group, Inc.                       384,790
    15,200  New Jersey Resources Corporation          711,360
    21,500  Northwest Natural Gas Company             548,250
    23,300  NorthWestern Corporation                  490,465
    11,700  NUI Corporation                           277,290
    58,090  Philadelphia Suburban
            Corporation                             1,309,929
    27,600  Piedmont Natural Gas Company,
            Inc.                                      988,080
    29,600  RGS Energy Group, Inc.                  1,112,960
    44,373  Southern Union Company*                   836,875
    27,600  Southwest Gas Corporation                 616,860
    21,400  Southwestern Energy Company*              222,560
    23,200  UGI Corporation                           700,640
    12,200  UIL Holdings Corporation                  625,860
    28,500  UniSource Energy Corporation              518,415
            Total Utilities                        13,265,739
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $320,901,956)             323,267,932
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
  Principal                                                                              Interest     Maturity       Market
  Amount      Short-Term Investment (0.5%)                                                Rate/1/       Date          Value
---------------------------------------------------------------------------------------------------------------------------------------
 $1,614,000   Emerson Electric Company                                                     1.710%      1/2/2002    $1,613,923

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investment
                                                (amortized cost basis $1,613,923)                                   1,613,923
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (100.1%)
                                                (amortized cost basis $322,515,879)                               324,881,855
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (-0.1%)                              (346,396)

                                                Net Assets: (100.0%)                                             $324,535,459

* Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of the purchase.
/4/ Illiquid security valued at fair value.

           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                           AAL Mid Cap Stock Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Shares      Common Stocks (97.6%)                  Market Value
---------------------------------------------------------------------------------------------------------------------------------------
Communication Services (2.1%)
    26,300  American Tower Corporation*              $249,061
     9,600  Broadwing, Inc.*                           91,200
     1,200  Telephone and Data Systems, Inc.          107,700
            Total Communication Services              447,961
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (13.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     5,900  BJ's Wholesale Club, Inc.*                260,190
     2,200  Coach, Inc.*                               85,756
     5,000  Darden Restaurants, Inc.                  177,000
     2,600  E. W. Scripps Company                     171,600
     3,100  Emmis Communications
            Corporation*                               73,284
     8,200  Family Dollar Stores, Inc.                245,836
     9,600  Harrah's Entertainment, Inc.*             355,296
     5,500  Insight Communications
            Company, Inc.*                            132,880
     8,800  Linens 'n Things, Inc.*                   224,400
    10,000  Macrovision Corporation*                  352,200
     8,900  Pixar Animation Studios*                  320,044
    10,100  Reebok International, Ltd.*               267,650
     4,600  Ross Stores, Inc.                         147,568
            Total Consumer Discretionary            2,813,704
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (2.9%)
---------------------------------------------------------------------------------------------------------------------------------------
     8,500  Hormel Foods Corporation                  228,395
     2,900  R.J. Reynolds Tobacco Holdings,
            Inc.                                      163,270
    20,300  Tyson Foods, Inc.                         234,465
            Total Consumer Staples                    626,130
---------------------------------------------------------------------------------------------------------------------------------------

Energy (6.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,800  BJ Services Company*                      123,310
     4,400  ENSCO International, Inc.                 109,340
     4,000  EOG Resources, Inc.                       156,440
       800  Murphy Oil Corporation*                    67,232
     5,500  Nabors Industries, Inc.*                  188,815
     5,500  Noble Drilling Corporation*               187,220
    10,300  Patterson-UTI Energy, Inc.*               240,093
     2,200  Smith International, Inc.*                117,964
     7,300  Valero Energy Corporation                 278,276
            Total Energy                            1,468,690
---------------------------------------------------------------------------------------------------------------------------------------

Financials (20.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    17,300  Banknorth Group, Inc.                     389,596
     2,500  City National Corporation                 117,125
     4,500  Compass Bancshares, Inc.                  127,350
     9,100  Dime Bancorp, Inc.                        328,328
     9,060  Fidelity National Financial, Inc.         224,688
    10,300  LaBranche & Company, Inc.*                354,938
     4,700  M&T Bank Corporation                      342,395
     2,900  Marshall & Ilsley Corporation             183,512
     5,200  National Commerce Financial
            Corporation                               131,560
     4,400  North Fork Bancorporation, Inc.           140,756
     3,900  PMI Group, Inc.                           261,339
     9,300  Protective Life Corporation               269,049
     3,200  S&P 400 Mid-Cap Depository
            Receipts                                  296,640
     3,700  Simon Property Group, Inc.                108,521
    13,100  SouthTrust Corporation                    323,177
     9,000  TCF Financial Corporation                 431,820
     6,000  Zions Bancorporation                      315,480
            Total Financials                        4,346,274
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (12.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     4,900  Anthem, Inc.*                             242,550
     3,600  Cytyc Corporation*                         93,960
     5,900  Edwards Lifesciences Corporation*         163,017
     2,600  Gilead Sciences, Inc.*                    170,872
     6,600  Health Management Associates,
            Inc.*                                     121,440
     3,200  IDEC Pharmaceuticals Corporation*         220,576
    12,150  IVAX Corporation*                         244,701
     4,500  King Pharmaceuticals, Inc.*               189,585
     5,800  MedImmune, Inc.*                          268,830
     5,000  Millennium Pharmaceuticals, Inc.*         122,550
     4,100  Quest Diagnostics, Inc.*                  294,011
     5,400  Universal Health Services, Inc.*          231,012
     7,500  Zimmer Holdings, Inc.*                    229,050
            Total Health Care                       2,592,154
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (11.0%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,000  Alliant Techsystems, Inc.*               $231,600
     2,000  American Standard Companies,
            Inc.*                                     136,460
     3,500  DST Systems, Inc.*                        174,475
     3,400  Fiserv, Inc.*                             143,888
    22,400  MasTec, Inc.*                             155,680
     8,700  Nordson Corporation                       229,767
    16,900  Republic Services, Inc.*                  337,493
    13,000  Shaw Group, Inc.*                         305,500
     2,600  SPX Corporation*                          355,940
     8,000  Valassis Communications, Inc.*            284,960
            Total Industrials                       2,355,763
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (18.0%)
---------------------------------------------------------------------------------------------------------------------------------------
    24,700  ADC Telecommunications, Inc.*             113,620
     1,900  Affiliated Computer Services, Inc.*       201,647
     5,200  Andrew Corporation*                       113,828
     5,600  Apple Computer, Inc.*                     122,640
     8,400  Applied Micro Circuits Corporation*        95,088
     6,600  Cadence Design Systems, Inc.*             144,672
     8,800  Cirrus Logic, Inc.*                       116,336
    17,400  Crown Castle International
            Corporation*                              185,832
     7,500  Cypress Semiconductor
            Corporation*                              149,475
     3,800  Electronic Arts, Inc.*                    227,810
     6,000  Integrated Device Technology, Inc.*       159,540
     5,200  Intersil Corporation*                     167,700
     6,200  Intuit, Inc.*                             265,112
     9,600  KPMG Consulting, Inc.*                    159,072
     3,000  Lawson Software*                           47,250
     3,200  NVIDIA Corporation*                       214,080
    18,500  Parametric Technology
            Corporation*                              144,485
     6,600  PerkinElmer, Inc.                         231,132
     2,600  QLogic Corporation*                       115,726
     7,700  Rational Software Corporation*            150,150
     4,500  RF Micro Devices, Inc.*                    86,535
     4,504  Sanmina-SCI Corporation*                   89,630
     7,400  SunGard Data Systems, Inc.*               214,082
     2,100  Symantec Corporation*                     139,293
     7,700  UTStarcom, Inc.*                          219,450
            Total Information Technology            3,874,185
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Materials (4.0%)
     2,200  Bowater, Inc.                             104,940
     3,100  FMC Corporation*                          184,450
     3,600  Lafarge North America, Inc.               135,252
    23,000  Sappi, Ltd.                               235,750
     4,100  Solutia, Inc.*                             57,482
     8,200  Stillwater Mining Company*                151,700
            Total Materials                           869,574
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (7.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     6,400  Allegheny Energy, Inc.                    231,808
    10,600  Calpine Corporation*                      177,974
     5,100  MDU Resources Group, Inc.                 143,565
    10,300  National Fuel Gas Company                 254,410
     7,000  Nicor, Inc.                               291,480
    10,100  NiSource, Inc.                            232,906
    11,000  Vectren Corporation                       263,780
            Total Utilities                         1,595,923
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $21,435,185)               20,990,358
---------------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                               Interest     Maturity        Market
  Amount      Short-Term Investments (8.9%)                                                Rate/1/       Date         Value
---------------------------------------------------------------------------------------------------------------------------------------
   $871,000   Duke Energy Corporation                                                      1.966%      1/2/2002      $870,952
  1,051,000   Eaglefunding Capital Corporation                                             1.872       1/3/2002     1,050,890

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $1,921,842)                                   1,921,842
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (106.5%)
                                                (amortized cost basis $23,357,027)                                 22,912,200
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (-6.5%)                            (1,396,771)

                                                Net Assets: (100.0%)                                              $21,515,429

*   Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                           AAL Mid Cap Index Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

Shares      Common Stocks (98.5%)                  Market Value
---------------------------------------------------------------------------------------------------------------------------------------
Communication Services (1.0%)
     3,610  Broadwing, Inc.*                          $34,295
       900  Price Communications Corporation*          17,181
     1,020  Telephone and Data Systems, Inc.           91,545
            Total Communication Services              143,021
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (12.6%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,680  Abercrombie & Fitch Company*               44,570
     1,210  American Eagle Outfitters, Inc.*           31,666
     1,030  ArvinMeritor, Inc.                         20,229
       380  Bandag, Inc.                               13,209
     1,070  Barnes & Noble, Inc.*                      31,672
     1,810  Belo Corporation                           33,938
     1,240  BJ's Wholesale Club, Inc.*                 54,684
       730  Blyth, Inc.*                               16,973
       610  Bob Evans Farms, Inc.                      14,988
     1,300  Borders Group, Inc.*                       25,792
       430  BorgWarner, Inc.                           22,467
     1,670  Brinker International, Inc.*               49,699
     1,260  Callaway Golf Company                      24,129
       890  Catalina Marketing Corporation*            30,883
       900  CBRL Group, Inc.                           26,496
     1,470  CDW Computer Centers, Inc.*                78,954
       760  Claire's Stores, Inc.                      11,476
     2,220  Clayton Homes, Inc.                        37,962
       700  Coach, Inc.*                               27,286
     1,860  Dollar Tree Stores, Inc.*                  57,493
       720  Emmis Communications Corporation* 17,021
800      Entercom Communications
            Corporation*                               40,000
     1,500  Extended Stay America, Inc.*               24,600
       700  Federal Signal Corporation                 15,589
       840  Furniture Brands International, Inc.*      26,897
     1,260  Gentex Corporation*                        33,680
       510  GTECH Holdings Corporation*                23,098
     1,000  Harte-Hanks, Inc.                          28,170
     1,760  Hispanic Broadcasting Corporation*         44,880
       870  International Speedway Corporation         34,017
       640  Lancaster Colony Corporation               22,726
       470  Lands' End, Inc.*                         $23,575
     1,070  Lear Corporation*                          40,810
       690  Lee Enterprises, Inc.                      25,095
     1,060  Lennar Corporation                         49,629
       840  Macrovision Corporation*                   29,585
     1,170  Mandalay Resort Group*                     25,038
       400  Media General, Inc.                        19,932
       560  Modine Manufacturing Company               13,065
       870  Mohawk Industries, Inc.*                   47,746
       820  Neiman Marcus Group, Inc.*                 25,477
     1,280  Outback Steakhouse, Inc.*                  43,840
       400  Papa John's International, Inc.*           10,992
     4,930  Park Place Entertainment
            Corporation*                               45,208
       400  Payless ShoeSource, Inc.*                  22,460
     1,610  Reader's Digest Association, Inc.          37,159
     1,330  Ross Stores, Inc.                          42,666
     2,350  Saks, Inc.*                                21,949
       610  Scholastic Corporation*                    30,701
     1,500  Six Flags, Inc.*                           23,070
       430  Superior Industries International, Inc.    17,307
       700  Timberland Company*                        25,956
       880  Unifi, Inc.*                                6,380
     1,220  United Rentals, Inc.*                      27,694
       150  Washington Post Company                    79,500
     1,770  Westwood One, Inc.*                        53,188
       990  Williams-Sonoma, Inc.*                     42,471
            Total Consumer Discretionary            1,795,737
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (4.2%)
---------------------------------------------------------------------------------------------------------------------------------------
       640  Church & Dwight Company, Inc.              17,043
       506  Dean Foods Company*                        34,508
     1,540  Dial Corporation                           26,411
       900  Dole Food Company, Inc.                    24,147
       550  Dreyer's Grand Ice Cream, Inc.             21,181
     2,330  Hormel Foods Corporation                   62,607
       850  Interstate Bakeries Corporation            20,553
       410  J.M. Smucker Company                       14,506
       600  Longs Drug Stores Corporation              14,028
     1,210  McCormick & Company, Inc.                 $50,784
     2,510  PepsiAmericas, Inc.                        34,638
     1,600  R.J. Reynolds Tobacco Holdings, Inc.       90,080
       710  Ruddick Corporation                        11,353
       730  Sensient Technologies Corporation          15,191
     1,800  Smithfield Foods, Inc.*                    39,672
       853  Toostie Roll Industries, Inc.              33,335
     5,740  Tyson Foods, Inc.                          66,297
       440  Universal Corporation                      16,020
            Total Consumer Staples                    592,354
---------------------------------------------------------------------------------------------------------------------------------------

Energy (6.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,680  BJ Services Company*                       86,966
       880  Cooper Cameron Corporation*                35,517
     2,230  ENSCO International, Inc.                  55,416
     1,100  Equitable Resources, Inc.                  37,477
     1,100  FMC Technologies, Inc.*                    18,095
       800  Forest Oil Corporation*                    22,568
     1,760  Grant Prideco, Inc.*                       20,240
     1,020  Hanover Compressor Company*                25,765
       840  Helmerich & Payne, Inc.                    28,039
       800  Murphy Oil Corporation                     67,232
     1,310  National-Oilwell, Inc.*                    26,999
       900  Noble Affiliates, Inc.                     31,761
     2,880  Ocean Energy, Inc.                         55,296
     1,300  Patterson-UTI Energy, Inc.*                30,303
     1,300  Pennzoil-Quaker State Company              18,785
     1,600  Pioneer Natural Resources
            Company*                                   30,816
     2,220  Pride International, Inc.*                 33,522
       850  Smith International, Inc.*                 45,577
     1,000  Tidewater, Inc.                            33,900
     1,270  Ultramar Diamond Shamrock
            Corporation                                62,840
     1,040  Valero Energy Corporation                  39,645
     1,640  Varco International, Inc.*                 24,567
     1,870  Weatherford International, Inc.*           69,676
       500  Western Gas Resources, Inc.                16,160
            Total Energy                              917,162
---------------------------------------------------------------------------------------------------------------------------------------

Financials (18.9%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,320  A.G. Edwards, Inc.                        $58,304
       870  Allmerica Financial Corporation            38,758
     1,090  American Financial Group, Inc.             26,759
     1,390  AmeriCredit Corporation*                   43,855
     1,400  Arthur J. Gallagher & Company              48,286
     1,090  Associated Banc-Corp                       38,466
     1,480  Astoria Financial Corporation              39,161
     2,480  Banknorth Group, Inc.                      55,850
       820  City National Corporation                  38,417
     1,900  Colonial BancGroup, Inc.                   26,771
     2,070  Compass Bancshares, Inc.                   58,581
     1,960  Dime Bancorp, Inc.                         70,717
     6,160  E*TRADE Group, Inc.*                       63,140
     1,200  Eaton Vance Corporation                    42,660
       810  Everest Re Group, Ltd.                     57,267
     1,400  Fidelity National Financial, Inc.          34,720
     2,140  First Tennessee National Corporation       77,596
       810  First Virginia Banks, Inc.                 41,116
     1,380  FirstMerit Corporation                     37,384
     2,200  Golden State Bancorp, Inc.                 57,530
       860  Greater Bay Bancorp                        24,579
     1,690  GreenPoint Financial Corporation           60,418
     1,000  HCC Insurance Holdings, Inc.               27,550
     2,600  Hibernia Corporation                       46,254
       660  Horace Mann Educators Corporation          14,005
     1,000  Hospitality Properties Trust               29,500
     1,000  Independence Community Bank
            Corporation                                22,760
     1,000  IndyMac Bancorp, Inc.*                     23,380
570      Investors Financial Services
            Corporation                                37,740
       930  LaBranche & Company, Inc.*                 32,048
     1,150  Legg Mason, Inc.                           57,477
       890  Leucadia National Corporation              25,694
     1,620  M&T Bank Corporation                      118,017
     1,820  Marshall & Ilsley Corporation             115,170
     1,220  Mercantile Bankshares Corporation          52,509
     1,000  Metris Companies, Inc.                     25,710
       840  MONY Group, Inc.                           29,039
     3,320  National Commerce Financial
            Corporation                                83,996
     1,145  Neuberger Berman, Inc.                     50,265
     1,400  New Plan Excel Realty Trust, Inc.          26,670
     1,700  New York Community Bancorp, Inc.           38,879
     2,650  North Fork Bancorporation, Inc.            84,774
       930  Ohio Casualty Corporation*                 14,926
     1,940  Old Republic International
            Corporation                                54,339
     1,300  Pacific Century Financial Corporation      33,657
       790  PMI Group, Inc.                            52,938
     1,170  Protective Life Corporation                33,848
       830  Provident Financial Group, Inc.            21,812
     1,520  Radian Group, Inc.                         65,284
     1,425  Roslyn Bancorp, Inc.                       24,938
     1,770  SEI Investments Company                    79,845
       730  Silicon Valley Bancshares*                 19,513
     4,080  Sovereign Bancorp, Inc.                    49,939
       500  StanCorp Financial Group, Inc.             23,625
     1,310  TCF Financial Corporation                  62,854
     1,100  Unitrin, Inc.                              43,472
     1,340  Waddell & Reed Financial, Inc.             43,148
       830  Webster Financial Corporation              26,170
       620  Westamerica Bancorporation                 24,533
       590  Wilmington Trust Corporation               37,353
            Total Financials                        2,693,966
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (12.6%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,730  Apogent Technologies, Inc.*                44,634
       870  Apria Healthcare Group, Inc.*              21,741
       710  Barr Laboratories, Inc.*                   56,346
     1,030  Beckman Coulter, Inc.                      45,629
       880  COR Therapeutics, Inc.*                    21,058
     1,010  Covance, Inc.*                             22,927
     1,900  Cytyc Corporation*                         49,590
       860  DENTSPLY International, Inc.               43,172
     1,020  Edwards Lifesciences Corporation*          28,183
     1,380  Express Scripts, Inc.*                     64,529
     1,640  First Health Group Corporation*            40,574
     1,630  Gilead Sciences, Inc.*                    107,124
     1,980  Health Net, Inc.*                          43,124
       700  Henry Schein, Inc.*                        25,921
     1,050  Hillenbrand Industries, Inc.               58,033
     1,310  ICN Pharmaceuticals, Inc.                  43,885
     2,570  IDEC Pharmaceuticals Corporation*         177,150
     1,070  Incyte Genomics, Inc.*                     20,929
     3,237  IVAX Corporation*                          65,193
       700  LifePoint Hospitals, Inc.*                 23,828
     1,820  Lincare Holdings, Inc.*                    52,143
     3,680  Millennium Pharmaceuticals, Inc.*          90,197
     2,110  Mylan Laboratories, Inc.                   79,125
     1,520  Omnicare, Inc.                             37,818
     1,560  Oxford Health Plans, Inc.*                 47,018
       500  PacifiCare Health Systems, Inc*             8,000
     1,100  Patterson Dental Company*                  45,023
     1,150  Perrigo Company*                           13,593
     1,460  Protein Design Labs, Inc.*                 48,078
     1,620  Quest Diagnostics, Inc.*                  116,170
     1,350  Sepracor, Inc.*                            77,031
     1,100  STERIS Corporation*                        20,097
     1,200  Triad Hospitals, Inc.*                     35,220
       630  Trigon Healthcare, Inc.*                   43,753
     1,000  Universal Health Services, Inc.*           42,780
     1,220  Vertex Pharmaceuticals, Inc.*              30,000
       840  VISX, Inc.*                                11,130
            Total Health Care                       1,800,746
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (13.0%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,130  AGCO Corporation                           17,831
       730  Airborne, Inc.                             10,826
       440  Alaska Air Group, Inc.*                    12,804
       470  Albany International Corporation           10,199
       660  Alexander & Baldwin, Inc.                  17,622
     1,210  American Standard Companies, Inc.*         82,558
       590  AMETEK, Inc.                               18,815
     1,910  Apollo Group, Inc.*                        85,969
       540  Atlas Air Worldwide Holdings, Inc.*         7,911
       420  Banta Corporation                          12,398
     1,000  BISYS Group, Inc.*                         63,990
     1,350  C.H. Robinson Worldwide, Inc.              39,035
       470  Carlisle Companies, Inc.                   17,381
     1,100  Certegy, Inc.*                             37,642
     1,280  CheckFree Corporation*                     23,040
     1,040  ChoicePoint, Inc.*                         52,718
       830  CNF, Inc.                                  27,847
       870  CSG Systems International, Inc.*           35,192
     1,120  DeVry, Inc.*                               31,864
       700  Donaldson Company, Inc.                    27,188
     2,010  DST Systems, Inc.*                        100,199
     1,320  Dun & Bradstreet Corporation*              46,596
       670  Dycom Industries, Inc.*                    11,196
       600  Education Management Corporation*          21,750
       710  EGL, Inc.*                                  9,904
     1,450  Energizer Holdings, Inc.*                  27,623
       860  Expeditors International of
            Washington, Inc.                           48,977
       640  Fastenal Company                           42,515
       730  Flowserve Corporation*                     19,425
       820  GATX Corporation                           26,666
       660  Granite Construction, Inc.                 15,893
       650  Harsco Corporation                         22,295
     1,190  Herman Miller, Inc.                        28,155
       930  HON INDUSTRIES, Inc.                       25,714
       930  Hubbell, Inc. , Class B                    27,323
       610  J.B. Hunt Transport Services, Inc.*        14,152
       430  Jacobs Engineering Group, Inc.*            28,380
       470  Kaydon Corporation                         10,660
       620  Kelly Services, Inc.                       13,572
       570  Kennametal, Inc.                           22,954
       540  Korn/Ferry Inernational*                    5,751
       700  L-3 Communciations Holdings, Inc.*         63,000
     1,270  Manpower, Inc.                             42,812
     1,560  MPS Group, Inc.*                           11,138
       430  NCO Group, Inc.*                            9,847
       490  Nordson Corporation                        12,941
       500  Overseas Shipholding Group, Inc.           11,250
       830  Pentair, Inc.                              30,303
       860  Pittston Company                           19,006
       840  Precision Castparts Corporation            23,730
       910  Quanta Services, Inc.*                     14,041
     2,800  Republic Services, Inc.*                   55,916
       470  Rollins, Inc.                               9,400
       200  Sequa Corporation*                          9,504
     1,020  Sotheby's Holdings, Inc.*                  16,942
       680  SPX Corporation*                           93,092
       450  Stewart & Stevenson Services, Inc.          8,465
     1,360  Swift Transportation Company, Inc.*        29,254
       630  Sylvan Learning Systems, Inc.*             13,904
       370  Tecumseh Products Company                  18,733
       640  Teleflex, Inc.                             30,278
       730  Trinity Industries, Inc.                   19,834
       880  Valassis Communications, Inc.*             31,346
     1,420  Viad Corporation                           33,626
       660  Wallace Computer Services, Inc.            12,533
       640  York International Corporation             24,403
            Total Industrials                       1,847,828
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Information Technology (18.6%)
     5,700  3Com Corporation*                          36,366
     1,390  Acxiom Corporation*                        24,283
       640  ADTRAN, Inc.*                              16,333
     1,310  Advanced Fibre Communications,
            Inc.*                                      23,148
       600  Advent Software, Inc.*                     29,970
     1,070  Affiliated Computer Services, Inc.*       113,559
     1,670  Arrow Electronics, Inc.*                   49,933
     4,280  Ascential Software Corporation*            17,334
     7,720  Atmel Corporation*                         61,142
     1,920  Avnet, Inc.                                48,902
       680  Avocent Corporation*                       16,490
       410  Cabot Microelectonics Corporation*         32,492
     4,080  Cadence Design Systems, Inc.*              89,434
     2,400  Ceridian Corporation*                      45,000
     1,280  Cirrus Logic, Inc.*                        16,922
       850  CommScope, Inc.*                           18,079
       970  Credence Systems Corporation*              18,013
     1,200  Cree, Inc.*                                35,352
     1,960  Cypress Semiconductor Corporation*         39,063
     1,230  Diebold, Inc.                              49,741
       440  DSP Group Inc.*                            10,234
     2,270  Electronic Arts, Inc.*                    136,087
     3,200  Enterasys Networks, Inc.*                  28,320
     1,700  Fairchild Semiconductor
            International, Inc.*                       47,940
       500  FEIC Company*                              15,755
     1,360  Gartner, Inc., Class B*                    15,232
     1,100  Harris Corporation                         33,561
       510  Imation Corporation*                       11,006
       640  InFocus Corporation*                       14,093
     1,740  Integrated Device Technology, Inc.*        46,267
     1,050  International Rectifier Corporation*       36,624
       800  Internet Security Systems, Inc.*           25,648
       820  Investment Technolgy Group, Inc.*          32,037
     1,460  Jack Henry & Associates, Inc.              31,886
     1,210  Keane, Inc.*                               21,816
     1,380  KEMET Corporation*                         24,495
     2,100  Lam Research Corporation*                  48,762
     1,750  Lattice Semiconductor Corporation*         35,998
     1,470  Legato Systems, Inc.*                      19,066
       800  LTX Corporation*                           16,752
       970  Macromedia, Inc.*                          17,266
     1,800  McDATA Corporation*                        44,100
     1,070  Mentor Graphics Corporation*               25,220
     1,550  Micrel, Inc.*                              40,657
     2,240  Microchip Technology, Inc.*                86,778
       640  MIPS Technologies, Inc., Class B*           5,107
       850  National Instruments Corporation*          31,841
     2,320  Network Associates, Inc.*                  59,972
       590  Newport Corporation                        11,375
       740  Plantronics, Inc.*                         18,974
       660  Plexus Corporation*                        17,530
     1,520  Polycom, Inc.*                             52,288
     1,060  Powerwave Technologies, Inc.*              18,317
     2,520  Quantum Corporation*                       24,822
     3,190  Rational Software Corporation*             62,205
       820  Retek, Inc.*                               24,493
     1,180  Reynolds & Reynolds Company                28,615
     2,740  RF Micro Devices, Inc.*                    52,690
       900  RSA Security, Inc.*                        15,714
     1,100  SanDisk Corporation*                       15,840
     1,190  Semtech Corporation*                       42,471
     1,710  Storage Technology Corporation*            35,346
     4,660  SunGard Data Systems, Inc.*               134,814
     1,580  Sybase, Inc.*                              24,901
       660  Sykes Enterprises, Inc.*                    6,164
     1,170  Symantec Corporation*                      77,606
     1,040  Synopsys, Inc.*                            61,433
       880  Tech Data Corporation*                     38,086
     1,180  Titan Corporation*                         29,441
       520  Transaction Systems Architects, Inc.*       6,375
     1,430  TranSwitch Corporation*                     6,435
     2,152  TriQuint Semiconductor, Inc.*              26,384
     2,620  Vishay Intertechnology, Inc.*              51,090
     1,250  Wind River Systems, Inc.*                  22,387
            Total Information Technology            2,649,872
---------------------------------------------------------------------------------------------------------------------------------------

Materials (4.4%)
---------------------------------------------------------------------------------------------------------------------------------------
       460  A. Schulman, Inc.                           6,279
     1,090  Airgas, Inc.*                              16,481
     1,750  AK Steel Holding Corporation               19,915
       710  Albemarle Corporation                      17,040
       800  Arch Coal, Inc.                            18,160
       940  Bowater, Inc.                              44,838
     1,090  Cabot Corporation                          38,913
       400  Carpenter Technology Corporation           10,648
     1,800  Crompton Corporation                       16,200
       660  Cytec Industries, Inc.*                    17,820
       600  Ferro Corporation                          15,480
       500  FMC Corporation*                           15,625
       680  Glatfelter                                 10,594
       460  H.B. Fuller Company                        13,234
     1,820  IMC Global, Inc.                           23,660
       760  Longview Fibre Company                      8,976
       860  Lubrizol Corporation                       30,177
     1,940  Lyondell Chemical Company                  27,800
       820  Martin Marietta Materials, Inc.            38,212
       380  Minerals Technologies, Inc.                17,723
       700  Olin Corporation                           11,298
     1,700  Packaging Corporation of America*          30,855
       500  Potlatch Corporation                       14,660
       440  Rayonier, Inc.                             22,207
     1,600  RPM, Inc.                                  23,136
     1,720  Solutia, Inc.                              24,115
     1,580  Sonoco Products Company                    41,996
       900  UCAR International, Inc.*                   9,630
       880  Valspar Corporation                        34,848
       850  Wausau-Mosinee Paper Corporation           10,285
            Total Materials                           630,805
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (6.8%)
---------------------------------------------------------------------------------------------------------------------------------------
       880  AGL Resources, Inc.                        20,258
     1,360  ALLETE, Inc.                               34,272
     1,500  Alliant Energy Corporation                 45,540
     1,670  American Water Works Company,
            Inc.                                       69,723
       400  Black Hills Corporation                    13,536
       700  Cleco Corporation                          15,379
     1,490  Conectiv                                   36,490
       740  Covanta Energy Corporation*                 3,345
     2,130  DPL, Inc.                                  51,290
       900  DQE, Inc.                                  17,037
     1,950  Energy East Corporation                    37,030
     1,050  Great Plains Energy, Inc.                  26,460
       590  Hawaiian Electric Industries, Inc.         23,765
       630  IDACORP, Inc.                              25,578
     1,100  MDU Resources Group, Inc.                  30,965
     1,640  Montana Power Company*                      9,430
     1,300  National Fuel Gas Company                  32,110
     2,270  Northeast Utilities                        40,020
       870  NSTAR                                      39,020
     1,290  OGE Energy Corporation                     29,773
     1,000  ONEOK, Inc.                                17,840
       650  PNM Resources, Inc.                        18,167
     1,790  Potomac Electric Power Company             40,400
     1,460  Puget Energy, Inc.                         31,959
     1,310  Questar Corporation                        32,816
     1,730  SCANA Corporation                          48,146
     1,600  Sierra Pacific Resources                   24,080
     1,880  UtiliCorp United, Inc.                     47,320
     1,090  Vectren Corporation                        26,138
     1,120  Western Resources, Inc.                    19,264
       810  WGL Holdings, Inc.                         23,547
     1,870  Wisconsin Energy Corporation               42,187
            Total Utilities                           972,885
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $13,720,328)               14,044,376
---------------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                               Interest     Maturity      Market
  Amount      Short-Term Investment (1.3%)                                                 Rate/1/       Date          Value
---------------------------------------------------------------------------------------------------------------------------------------
   $188,000   Duke Energy Corporation                                                      1.764%      1/2/2002      $187,991

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investment
                                                (amortized cost basis $187,991)                                       187,991
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (99.8%)
                                                (amortized cost basis $13,908,319)                                 14,232,367
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (0.2%)                                 33,546

                                                Net Assets: (100.0%)                                              $14,265,913

* Non-income producing security.
/1/ The interest rate reflects the discount rate on the date of purchase.

           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                           AAL International Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio strives for long-term capital growth by investing primarily in foreign stocks.

Shares      Common Stocks (95.9%)                  Market Value
---------------------------------------------------------------------------------------------------------------------------------------
Australia (1.2%)
    136,518    BHP Billiton, Ltd.                    Diversified-Metal & Mining                                    $733,742
               Total Australia                                                                                      733,742
---------------------------------------------------------------------------------------------------------------------------------------

Canada (0.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     12,509    Celestica, Inc. ADR*                  Technical Equipment & Instruments                              505,238
               Total Canada                                                                                         505,238
---------------------------------------------------------------------------------------------------------------------------------------

Finland (2.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     42,376    Nokia Oyj                             Telecommunication                                            1,092,698
     42,973    Stora Enso Oyj                        Paper Products                                                 550,220
               Total Finland                                                                                      1,642,918
---------------------------------------------------------------------------------------------------------------------------------------

France (14.0%)
---------------------------------------------------------------------------------------------------------------------------------------
     22,003    Aventis SA                            Pharmaceuticals                                              1,562,407
     18,108    Carrefour SA                          Retail-Food                                                    941,597
     51,991    European Aeronautic Defence
               and Space Company                     Aerospace/Defense                                              631,428
     12,874    Sanofi-Synthelabo SA                  Pharmaceuticals                                                960,592
     30,860    Suez SA                               Water Utilities                                                934,236
      6,886    Total Fina Elf SA                     Oil & Gas Integrated                                           983,451
     37,008    Usinor SA                             Steel                                                          462,971
     19,163    Valeo SA                              Auto Parts & Equipment                                         764,404
     23,214    Vivendi Universal SA                  Broadcasting & Cable TV                                      1,271,179
               Total France                                                                                       8,512,265
---------------------------------------------------------------------------------------------------------------------------------------

Germany (8.6%)
---------------------------------------------------------------------------------------------------------------------------------------
      5,169    Allianz AG                            Insurance-Multi-Line                                         1,221,948
     17,128    E.ON AG                               Electric Company                                               890,638
      3,270    Muenchener Rueckversicherungs-
               Gesellschaft AG                       Property & Casualty Insurance                                  888,033
      6,595    SAP AG (Systeme, Anwendungen,
               Produkte in der Datenverarbeitung) System Software                                                   864,437
     20,298    Siemens AG                            Auto Parts & Equipment                                       1,352,778
               Total Germany                                                                                      5,217,834
---------------------------------------------------------------------------------------------------------------------------------------

Hong Kong (4.6%)
---------------------------------------------------------------------------------------------------------------------------------------
    243,500    China Mobile (Hong Kong), Ltd.*       Wireless Telecommunications                                    857,164
     90,700    Hutchison Whampoa, Ltd.               Industrial Conglomerate                                        875,258
     10,500    MTR Corporation, Ltd.                 Railroads                                                       13,734
    133,000    Sun Hung Kai Properties, Ltd.         Research Management & Development                            1,074,520
               Total Hong Kong                                                                                    2,820,676
---------------------------------------------------------------------------------------------------------------------------------------

Italy (4.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     59,814    Eni SpA                               Oil & Gas-Drilling                                             749,872
     30,511    Fiat SpA                              Auto Manufacturing                                             489,545
    115,811    Mediaset SpA                          Broadcasting & Cable TV                                        846,593
    132,833    Telecom Italia Mobile SpA             Wireless Telecommunications                                    741,575
               Total Italy                                                                                        2,827,585
---------------------------------------------------------------------------------------------------------------------------------------

Japan (17.9%)
---------------------------------------------------------------------------------------------------------------------------------------
     98,000    Bridgestone Corporation               Auto Parts & Equipment                                       1,037,128
     18,000    Canon, Inc.                           Office Electronics                                             619,411
     28,960    Kao Corporation                       Personal Products                                              602,136
     44,000    Matsushita Electric Industrial
               Company, Ltd.                         Technical Equipment & Instruments                              565,024
     12,000    Murata Manufacturing Company, Ltd. Technical Equipment & Instruments                                 719,670
    219,000    Nissan Motor Company, Ltd.            Auto Manufacturing                                           1,161,338
     46,000    Nomura Holdings, Inc.                 Financial-Diversified                                          589,654
        104    NTT DoCoMo, Inc.                      Wireless Telecommunications                                  1,222,036
      6,000    ORIX Corporation                      Financial-Diversified                                          537,464
      6,130    Rohm Company, Ltd.                    Semiconductors                                                 795,600
    114,000    Sharp Corporation                     Technical Equipment & Instruments                            1,333,450
     18,000    Shin-Etsu Chemical Company, Ltd.      Chemicals-Diversified                                          646,879
      1,390    Shohkoh Fund & Company, Ltd.          Consumer Finances                                              110,301
      2,020    Takefuji Corporation                  Consumer Finances                                              146,113
     16,700    Tokyo Electron, Ltd.                  Equipment-Semiconductors                                       819,327
               Total Japan                                                                                       10,905,531
---------------------------------------------------------------------------------------------------------------------------------------

Netherlands (12.0%)
---------------------------------------------------------------------------------------------------------------------------------------
      9,981    Gucci Group NV                        Retail-Apparel                                                 847,387
     42,263    Koninklijke (Royal) Ahold NV          Retail-Food                                                  1,229,770
     31,721    Koninklijke (Royal) Philips
               Electronics NV                        Consumer-Electronics                                           942,789
     94,806    Koninklijke (Royal) KPN NV            Integrated Telecommunications                                  482,007
     21,078    Unilever NV                           Foods-Packaged                                               1,235,853
     44,610    VNU NV                                Publishing & Printing                                        1,370,752
     53,518    Wolters Kluwer NV                     Publishing & Printing                                       $1,219,892
               Total Netherlands                                                                                  7,328,450
---------------------------------------------------------------------------------------------------------------------------------------

South Korea (5.0%)
---------------------------------------------------------------------------------------------------------------------------------------
     18,789    Korea Telecom Corporation ADR         Integrated Telecommunications                                  381,980
      2,410    Pohang Iron & Steel Company, Ltd. Steel                                                              223,845
     17,134    Pohang Iron & Steel
               Company, Ltd. ADR                     Steel                                                          394,082
      2,590    Samsung Electronics Company, Ltd. Electronic Components & Equipment                                  550,141
      8,342    Samsung Electronics Company,
               Ltd. GDR                              Electronic Components & Equipment                              959,330
     25,119    SK Telecom Company, Ltd. ADR          Wireless Telecommunications                                    543,073
               Total South Korea                                                                                  3,052,451
---------------------------------------------------------------------------------------------------------------------------------------

Spain (2.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     56,827    Repsol YPF SA                         Oil & Gas Integrated                                           828,801
     40,280    Telefonica SA*                        Integrated Telecommunications                                  539,051
               Total Spain                                                                                        1,367,852
---------------------------------------------------------------------------------------------------------------------------------------

Switzerland (3.3%)
---------------------------------------------------------------------------------------------------------------------------------------
     27,501    Credit Suisse Group*                  Banks                                                        1,172,722
     11,701    Roche Holding AG                      Pharmaceuticals                                                835,132
               Total Switzerland                                                                                  2,007,854
---------------------------------------------------------------------------------------------------------------------------------------

Taiwan (1.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     26,615    Taiwan Semiconductor Manufacturing
               Company, Ltd. ADR*                    Computers-Peripherals                                          456,980
     61,755    United Microelectonics
               Corporation ADR*                      Computers-Peripherals                                          592,848
               Total Taiwan                                                                                       1,049,828
---------------------------------------------------------------------------------------------------------------------------------------

Turkey (0.1%)
---------------------------------------------------------------------------------------------------------------------------------------
      2,011    Turkcell Iletisim Hizmetleri AS ADR  Integrated Telecommunications                                    41,286
               Total Turkey                                                                                          41,286
---------------------------------------------------------------------------------------------------------------------------------------

United Kingdom (17.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     31,169    AstraZeneca plc                       Pharmaceuticals                                              1,405,350
    334,811    BAE SYSTEMS plc                       Aerospace/Defense                                            1,508,136
    151,196    BT Group plc*                         Wireless Telecommunications                                    556,725
     92,248    COLT Telecom Group plc*               Integrated Telecommunications                                  153,053
     48,506    GlaxoSmithKline plc                   Pharmaceuticals                                             $1,216,356
     81,633    HSBC Holdings plc                     Banks                                                          957,593
_196,672Marks and Spencer plc                        Department Stores                                            1,033,308
    151,196    mm02 plc*                             Wireless Telecommunications                                    190,343
    219,950    Reed International plc                Publishing & Printing                                        1,824,647
    606,108    Vodafone Group plc                    Wireless Telecommunications                                  1,585,619
               Total United Kingdom                                                                              10,431,130
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
               Total Common Stocks
               (cost basis $69,767,286)                                                                          58,444,640
---------------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                          Interest       Maturity        Market
  Amount      Short-Term Investments (3.8%)                                           Rate/1/         Date          Value
---------------------------------------------------------------------------------------------------------------------------------------
   $112,067   Fidelity Domestic Portfolio Class III                                      1.790%          N/A       $112,067
    600,000   Medtronic, Inc.                                                           1.638       1/2/2002        599,973
  1,600,000   Nestle Capital Corporation                                                1.494       1/2/2002      1,599,933

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $2,311,973)                                   2,311,973
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (99.7%)
                                                (amortized cost basis $72,079,259)                                 60,756,613
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (0.3%)                                186,668

                                                Net Assets (100.0%)                                               $60,943,281

* Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.
/2/ 144A security.

           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL Capital Growth Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Shares      Common Stocks (96.7%)                  Market Value
---------------------------------------------------------------------------------------------------------------------------------------
Communication Services (2.3%)
       304  MCI Group                                  $3,861
    12,700  SBC Communications, Inc.                  497,459
     3,800  Sprint FON Group                           76,304
     1,900  Sprint PCS Group *                         46,379
     9,800  Verizon Communications, Inc.              465,108
     6,600  WorldCom Group *                           92,928
            Total Communication Services            1,182,039
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (18.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,800  Adelphia Communications
            Corporation*                              118,484
    15,700  AOL Time Warner, Inc.*                    503,970
     3,800  Cablevision Systems Corporation*          180,310
    43,900  Comcast Corporation*                    1,580,400
    43,900  Cox Communications, Inc.*               1,839,849
     4,700  Family Dollar Stores, Inc.                140,906
     4,800  Gannett Company, Inc.                     322,704
    19,600  Harley-Davidson, Inc.                   1,064,476
    49,500  Liberty Media Corporation*                693,000
     6,300  New York Times Company                    272,475
     1,850  Rainbow Media Group*                       45,695
     3,400  Starwood Hotels & Resorts
            Worldwide, Inc.                           101,490
    30,200  Tiffany & Company                         950,394
     3,900  Tribune Company                           145,977
    21,500  Wal-Mart Stores, Inc.                   1,237,325
    17,300  Walt Disney Company                       358,456
            Total Consumer Discretionary            9,555,911
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (9.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     5,700  Alberto-Culver Company                    255,018
       700  Corn Products International, Inc.          24,675
       686  Dean Foods Company *                       46,813
    18,200  General Mills, Inc.                       946,582
     5,400  Kimberly-Clark Corporation                322,920
    24,300  Philip Morris Companies, Inc.           1,114,155
     7,900  Safeway, Inc. *                           329,825
    55,500  Walgreen Company                        1,868,130
            Total Consumer Staples                  4,908,118
---------------------------------------------------------------------------------------------------------------------------------------

Energy (10.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     5,000  Anadarko Petroleum Corporation            284,250
     5,000  Baker Hughes, Inc.                        182,350
     7,800  BJ Services Company*                      253,110
     9,200  BP plc                                    427,892
     3,300  ChevronTexaco Corporation                 295,713
     6,100  ENSCO International, Inc.                 151,585
    29,500  EOG Resources, Inc.                     1,153,745
    31,700  Exxon Mobil Corporation                 1,245,810
     2,593  GlobalSantaFe Corp.                        73,952
     8,200  Nabors Industries, Inc.*                  281,506
     7,000  Noble Drilling Corporation*               238,280
    10,000  Precision Drilling Corporation*           258,200
    10,600  Royal Dutch Petroleum Company
            ADR                                       519,612
     3,600  Smith International, Inc.*                193,032
            Total Energy                            5,559,037
---------------------------------------------------------------------------------------------------------------------------------------

Financials (17.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    17,600  American Express Company                  628,144
    28,300  American International Group, Inc.      2,247,020
     8,900  Bank of America Corporation               560,255
    20,800  Citigroup, Inc.                         1,049,984
    10,000  Fannie Mae                                795,000
     7,300  Household International, Inc.             422,962
    21,100  J.P. Morgan Chase & Company               766,985
    14,000  MBNA Corporation                          492,800
     7,700  MGIC Investment Corporation               475,244
    10,600  Morgan Stanley Dean Witter &
            Company                                   592,964
    14,000  National City Corporation                 409,360
     2,800  Northern Trust Corporation                168,616
     5,600  State Street Corporation                  292,600
            Total Financials                        8,901,934
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Health Care (13.0%)
    10,300  CIGNA Corporation                         954,295
     5,300  Elan Corporation plc ADR*                 238,818
    18,600  Johnson & Johnson                       1,099,260
     6,200  Medtronic, Inc.                           317,502
    22,000  Merck & Company, Inc.                   1,293,600
    49,300  Pfizer, Inc.                            1,964,605
     9,600  Schering-Plough Corporation               343,776
     4,600  WellPoint Health Networks, Inc.*          537,510
            Total Health Care                       6,749,366
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (10.4%)
---------------------------------------------------------------------------------------------------------------------------------------
    21,900  Automatic Data Processing, Inc.         1,289,910
     1,300  CNF, Inc.                                  43,615
     5,500  Dover Corporation                         203,885
     9,200  First Data Corporation                    721,740
    49,600  General Electric Company                1,987,968
     4,200  Global Payments, Inc.                     144,480
     9,000  Herman Miller, Inc.                       212,940
     4,200  Honeywell International, Inc.             142,044
     5,300  NDCHealth Corporation                     183,115
     1,400  PACCAR, Inc.                               91,868
     5,900  United Technologies Corporation           381,317
            Total Industrials                       5,402,882
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (13.9%)
---------------------------------------------------------------------------------------------------------------------------------------
    78,700  ADC Telecommunications, Inc.*             362,020
    26,100  Agere Systems, Inc.*                      148,509
     1,000  Agilent Technologies, Inc.*                28,510
     3,700  Applied Materials, Inc.*                  148,370
     3,000  Arrow Electronics, Inc.*                   89,700
    32,900  Cisco Systems, Inc.*                      595,819
     3,300  Computer Sciences Corporation*            161,634
    12,300  Dell Computer Corporation*                334,314
    10,000  EMC Corporation*                          134,400
     4,100  Gateway, Inc.*                             32,964
     8,900  Hewlett-Packard Company                   182,806
    30,500  Intel Corporation                         959,225
     8,700  International Business Machines
            Corporation                             1,052,352
    25,400  Microsoft Corporation*                  1,683,258
    17,400  Motorola, Inc.                            261,348
    25,900  Oracle Corporation*                       357,679
    14,600  Sun Microsystems, Inc.*                   180,164
    15,700  Tellabs, Inc.*                            235,971
     8,200  Texas Instruments, Inc.                   229,600
            Total Information Technology            7,178,643
---------------------------------------------------------------------------------------------------------------------------------------

Materials (0.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,400  Eastman Chemical Company                   93,648
            Total Materials                            93,648
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Utilities (1.0%)
    21,700  Calpine Corporation*                      364,343
     3,400  Entergy Corporation                       132,974
            Total Utilities                           497,317
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $51,348,709)               50,028,895
---------------------------------------------------------------------------------------------------------------------------------------

   Principal                                                                          Interest      Maturity         Market
   Amount     Short-Term Investments (3.0%)                                            Rate/1/         Date           Value
---------------------------------------------------------------------------------------------------------------------------------------
 $1,587,000   Duke Energy Corporation                                               1.764-1.966%     1/2/2002      $1,586,921

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $1,586,921)                                   1,586,921
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments (99.7%)
                                                (amortized cost basis $52,935,630)                                 51,615,816
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities (0.3%)                                 132,288

                                                Net Assets: (100.0%)                                              $51,748,104

* Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                        AAL Large Company Index Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio strives for investment results that approximate the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

Shares      Common Stocks (99.6%)                  Market Value
---------------------------------------------------------------------------------------------------------------------------------------
Communication Services (5.5%)
    22,300  ALLTEL Corporation                     $1,376,579
   254,264  AT&T Corporation                        4,612,349
   181,841  AT&T Wireless Services, Inc.*           2,613,055
   134,900  BellSouth Corporation                   5,146,435
    10,100  CenturyTel, Inc.                          331,280
    20,100  Citizens Communications
            Company*                                  214,266
    57,300  Nextel Communications, Inc.*              628,008
   119,572  Qwest Communications
            International, Inc.                     1,689,552
   241,560  SBC Communications, Inc.                9,461,905
    63,700  Sprint FON Group                        1,279,096
    70,800  Sprint PCS Group*                       1,728,228
   195,096  Verizon Communications, Inc.            9,259,256
   211,873  WorldCom Group*                         2,983,172
            Total Communication Services           41,323,181
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (13.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     4,500  American Greetings Corporation             62,010
   318,150  AOL Time Warner, Inc.*                 10,212,615
     7,800  AutoZone, Inc.*                           560,040
    20,800  Bed Bath & Beyond, Inc.*                  705,120
    15,200  Best Buy Company, Inc.*                 1,132,096
     8,100  Big Lots, Inc.                             84,240
     5,700  Black & Decker Corporation                215,061
     6,300  Brunswick Corporation                     137,088
    42,100  Carnival Corporation                    1,182,168
     4,400  Centex Corporation                        251,196
    14,900  Circuit City Group                        386,655
    43,000  Clear Channel Communications,
            Inc.*                                   2,189,130
    67,900  Comcast Corporation*                    2,444,400
     5,200  Cooper Tire & Rubber Company               82,992
    32,500  Costco Wholesale Corporation*           1,442,350
    10,666  Dana Corporation                          148,044
     8,400  Darden Restaurants, Inc.                  297,360
    40,194  Delphi Automotive Systems
            Corporation                               549,050
     6,000  Dillard's, Inc.                            96,000
    23,715  Dollar General Corporation                353,354
     6,100  Dow Jones & Company, Inc.                 333,853
    20,900  Eastman Kodak Company                     615,087
    12,400  Family Dollar Stores, Inc.                371,752
    13,800  Federated Department Stores, Inc.*        564,420
   130,100  Ford Motor Company                      2,045,172
    10,700  Fortune Brands, Inc.                      423,613
    19,100  Gannett Company, Inc.                   1,284,093
    61,962  Gap, Inc.                                 863,750
    39,900  General Motors Corporation              1,939,140
    11,700  Goodyear Tire & Rubber Company            278,577
    21,800  Harley-Davidson, Inc.                   1,183,958
     8,100  Harrah's Entertainment, Inc.*             299,781
    12,350  Hasbro, Inc.                              200,440
    26,500  Hilton Hotels Corporation                 289,380
   168,400  Home Depot, Inc.                        8,590,084
     6,300  International Game Technology*            430,290
    27,100  Interpublic Group of Companies,
            Inc.                                      800,534
    18,900  J.C. Penney Company, Inc.                 508,410
     6,300  Johnson Controls, Inc.                    508,725
     9,000  Jones Apparel Group, Inc.*                298,530
     3,600  Kaufman and Broad Home
            Corporation                               144,360
    35,800  Kmart Corporation                         195,468
     6,100  Knight Ridder, Inc.                       396,073
    24,100  Kohl's Corporation*                     1,697,604
    14,100  Leggett & Platt, Inc.                     324,300
    30,704  Limited, Inc.                             451,963
     3,800  Liz Claiborne, Inc.                       189,050
    55,700  Lowe's Companies, Inc.                  2,585,037
    17,300  Marriott International, Inc.              703,245
    30,950  Mattel, Inc.                              532,340
    21,500  May Department Stores Company             795,070
     5,500  Maytag Corporation                        170,665
    92,400  McDonald's Corporation                  2,445,828
    13,900  McGraw-Hill Companies, Inc.               847,622
     3,500  Meredith Corporation                      124,775
    10,900  New York Times Company                    471,425
    19,173  Newell Rubbermaid, Inc.                   528,600
    19,300  NIKE, Inc.                              1,085,432
     9,600  Nordstrom, Inc.                           194,208
    22,000  Office Depot, Inc.*                       407,880
    13,400  Omnicom Group, Inc.                     1,197,290
     4,200  Pulte Homes, Inc.                         187,614
    12,900  RadioShack Corporation                    388,290
     4,200  Reebok International, Ltd.*               111,300
    23,200  Sears, Roebuck and Company              1,105,248
    11,100  Sherwin-Williams Company                  305,250
     4,200  Snap-On, Inc.                             141,372
     6,100  Stanley Works                             284,077
    33,150  Staples, Inc.*                            619,905
    27,400  Starbucks Corporation*                    521,970
    14,200  Starwood Hotels & Resorts
            Worldwide, Inc.                           423,870
    64,900  Target Corporation                      2,664,145
    10,500  Tiffany & Company                         330,435
    19,600  TJX Companies, Inc.                       781,256
     7,900  TMP Worldwide, Inc.*                      338,910
    14,200  Toys "R" Us, Inc.*                        294,508
    21,400  Tribune Company                           801,002
    10,520  Tricon Global Restaurants, Inc.*          517,584
     9,100  TRW, Inc.                                 337,064
     4,100  Tupperware Corporation                     78,925
    15,100  Univision Communications, Inc.*           610,946
     8,000  VF Corporation                            312,080
   127,444  Viacom, Inc., Class B*                  5,626,652
     9,293  Visteon Corporation                       139,767
   320,300  Wal-Mart Stores, Inc.                  18,433,265
   146,447  Walt Disney Company                     3,034,382
     7,500  Wendy's International, Inc.               218,775
     4,800  Whirlpool Corporation                     351,984
            Total Consumer Discretionary           98,809,369
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Consumer Staples (8.2%)
     2,600  Adolph Coors Company                      138,840
     4,100  Alberto-Culver Company                    183,434
    29,177  Albertson's, Inc.                         918,784
    63,600  Anheuser-Busch Companies, Inc.          2,875,356
    47,468  Archer Daniels Midland Company            681,166
    17,000  Avon Products, Inc.                       790,500
     4,900  Brown-Foreman Corporation,
            Class B                                   306,740
    29,400  Campbell Soup Company                     878,178
    16,700  Clorox Company                            660,485
   178,700  Coca-Cola Company                       8,425,705
    31,900  Coca-Cola Enterprises, Inc.               604,186
    39,700  Colgate-Palmolive Company               2,292,675
    38,600  ConAgra Foods, Inc.                       917,522
    28,100  CVS Corporation                           831,760
    26,200  General Mills, Inc.                     1,362,662
    75,800  Gillette Company                        2,531,720
    25,200  H.J. Heinz Company                      1,036,224
     9,800  Hershey Foods Corporation                 663,460
    29,200  Kellogg Company                           878,920
    37,792  Kimberly-Clark Corporation              2,259,962
    57,700  Kroger Company*                         1,204,199
    20,400  Pepsi Bottling Group, Inc.                479,400
   125,770  PepsiCo, Inc.                           6,123,741
   155,700  Philip Morris Companies, Inc.           7,138,845
    93,100  Procter & Gamble Company                7,367,003
    36,100  Safeway, Inc.*                          1,507,175
    56,300  Sara Lee Corporation                    1,251,549
     9,500  SUPERVALU, Inc.                           210,140
    47,900  SYSCO Corporation                       1,255,938
    41,071  Unilever N.V.                           2,366,100
    11,900  UST, Inc.                                 416,500
    73,300  Walgreen Company                        2,467,278
    10,100  Winn-Dixie Stores, Inc.                   143,925
    16,200  Wm. Wrigley Jr. Company                   832,194
            Total Consumer Staples                 62,002,266
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Energy (6.3%)
     6,400  Amerada Hess Corporation                  400,000
    17,886  Anadarko Petroleum Corporation          1,016,819
     9,900  Apache Corporation                        493,812
     5,000  Ashland, Inc.                            $230,400
    24,100  Baker Hughes, Inc.                        878,927
    14,435  Burlington Resources, Inc.                541,890
    76,723  ChevronTexaco Corporation               6,875,148
    44,907  Conoco, Inc.                            1,270,868
     9,100  Devon Energy Corporation                  351,715
     8,300  EOG Resources, Inc.                       324,613
   491,608  Exxon Mobil Corporation                19,320,194
    30,800  Halliburton Company                       403,480
     7,224  Kerr-McGee Corporation                    395,875
    22,200  Marathon Oil Corporation                  666,000
    10,100  Nabors Industries, Inc.*                  346,733
     9,500  Noble Drilling Corporation*               323,380
    26,800  Occidental Petroleum Corporation          711,004
    27,420  Phillips Petroleum Company              1,652,329
     6,700  Rowan Companies, Inc.*                    129,779
   152,700  Royal Dutch Petroleum
            Company ADR                             7,485,354
    41,400  Schlumberger, Ltd.                      2,274,930
     5,600  Sunoco, Inc.                              209,104
    22,911  Transocean Sedco Forex, Inc.              774,850
    17,500  Unocal Corporation                        631,225
            Total Energy                           47,708,429
---------------------------------------------------------------------------------------------------------------------------------------

Financials (17.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    37,500  AFLAC, Inc.                               921,000
    51,182  Allstate Corporation                    1,724,833
     7,600  Ambac Financial Group, Inc.               439,736
    95,900  American Express Company                3,422,671
   187,740  American International Group,
            Inc.                                   14,906,556
    26,150  AmSouth Bancorporation                    494,235
    19,325  Aon Corporation                           686,424
   113,089  Bank of America Corporation             7,118,953
    52,900  Bank of New York Company, Inc.          2,158,320
    83,753  BANK ONE Corporation                    3,270,555
    32,600  BB&T Corporation                        1,177,186
     6,731  Bear Stearns Companies, Inc.              394,706
    15,500  Capital One Financial Corporation         836,225
    98,125  Charles Schwab Corporation              1,517,994
    16,149  Charter One Financial, Inc.               438,445
    12,200  Chubb Corporation                         841,800
    11,600  Cincinnati Financial Corporation          442,540
   369,739  Citigroup, Inc.                        18,664,425
    12,850  Comerica, Inc.                            736,305
    24,707  Conseco, Inc.*                            110,193
     8,800  Countrywide Credit Industries, Inc.       360,536
    29,800  Equity Office Properties Trust            896,384
    19,400  Equity Residential Properties Trust       556,974
    71,800  Fannie Mae                              5,708,100
    41,594  Fifth Third Bancorp                     2,550,960
    75,079  FleetBoston Financial Corporation       2,740,383
    18,700  Franklin Resources, Inc.                  659,549
    50,000  Freddie Mac                             3,270,000
    11,300  Golden West Financial Corporation         665,005
    17,600  Hartford Financial Services
            Group, Inc.                             1,105,808
    32,886  Household International, Inc.           1,905,415
    17,971  Huntington Bancshares, Inc.               308,921
   141,748  J.P. Morgan Chase & Company             5,152,540
    10,800  Jefferson-Pilot Corporation               499,716
    21,500  John Hancock Financial Services,
            Inc.                                      887,950
    30,400  KeyCorp                                   739,936
    17,100  Lehman Brothers Holdings, Inc.          1,142,280
    13,600  Lincoln National Corporation              660,552
    13,800  Loews Corporation                         764,244
    19,750  Marsh & McLennan Companies,
            Inc.                                    2,122,137
    10,650  MBIA, Inc.                                571,159
    61,168  MBNA Corporation                        2,153,114
    33,600  Mellon Financial Corporation            1,264,032
    60,800  Merrill Lynch & Company, Inc.           3,168,896
    52,100  MetLife, Inc.                           1,650,528
     7,700  MGIC Investment Corporation               475,244
    11,200  Moody's Corporation                       446,432
    78,850  Morgan Stanley Dean Witter &
            Company                                 4,410,869
    43,500  National City Corporation               1,271,940
    16,000  Northern Trust Corporation                963,520
    20,400  PNC Financial Services Group,
            Inc.                                    1,146,480
     5,300  Progressive Corporation                   791,290
    20,400  Providian Financial Corporation            72,420
    16,300  Regions Financial Corporation             488,022
     9,200  SAFECO Corporation                        286,580
    24,600  SouthTrust Corporation                    606,882
    14,946  St. Paul Companies, Inc.                  657,176
    23,400  State Street Corporation                1,222,650
    15,900  Stilwell Financial, Inc.                  432,798
    20,800  SunTrust Banks, Inc.                    1,304,160
    20,900  Synovus Financial Corporation             523,545
     8,834  T. Rowe Price Group, Inc.                 306,805
     8,900  Torchmark Corporation                     350,037
   140,185  U.S. Bancorp                            2,934,072
     9,900  Union Planters Corporation                446,787
    17,324  UNUMProvident                             459,259
    11,300  USA Education, Inc.                       949,426
    97,832  Wachovia Corporation                    3,068,012
    62,943  Washington Mutual, Inc.                 2,058,236
   121,800  Wells Fargo & Company                   5,292,210
     9,600  XL Capital, Ltd.                          877,056
     6,600  Zions Bancorporation                      347,028
            Total Financials                      133,997,157
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (14.3%)
---------------------------------------------------------------------------------------------------------------------------------------
   111,600  Abbott Laboratories                     6,221,700
    10,249  Aetna, Inc.                               338,114
     9,500  Allergan, Inc.                            712,975
    94,800  American Home Products
            Corporation                             5,816,928
     7,400  AmerisourceBergen Corporation             470,270
    75,200  Amgen, Inc.*                            4,244,288
    15,200  Applera Corporation                       596,904
     3,800  Bausch & Lomb, Inc.                       143,108
    42,400  Baxter International, Inc.              2,273,912
    18,600  Becton, Dickinson and Company             616,590
    10,600  Biogen, Inc.*                             607,910
    19,350  Biomet, Inc.                              597,915
    29,000  Boston Scientific Corporation*            699,480
   139,100  Bristol-Myers Squibb Company            7,094,100
     3,700  C.R. Bard, Inc.                           238,650
    32,375  Cardinal Health, Inc.                   2,093,368
    13,600  Chiron Corporation*                       596,224
    10,400  _CIGNA Corporation                        963,560
    80,800  Eli Lilly and Company                   6,346,032
    12,800  Forest Laboratories, Inc.*              1,048,960
    15,300  Genzyme Corporation*                      915,858
    21,900  Guidant Corporation*                    1,090,620
    37,000  HCA, Inc.                               1,425,980
    17,600  Health Management Associates,
            Inc.*                                     323,840
    28,100  HEALTHSOUTH Corporation*                  416,442
    12,100  Humana, Inc.*                             142,659
    39,100  Immunex Corporation*                    1,083,461
   220,440  Johnson & Johnson                      13,028,004
    17,700  King Pharmaceuticals, Inc.*               745,701
     7,300  Manor Care, Inc.*                         173,083
    20,542  McKesson Corporation                      768,271
    15,400  MedImmune, Inc.*                          713,790
    87,000  Medtronic, Inc.                         4,455,270
   163,500  Merck & Company, Inc.                   9,613,800
   451,775  Pfizer, Inc.                           18,003,234
    92,656  Pharmacia Corporation                   3,951,778
     8,500  Quintiles Transnational Corporation*      136,425
   105,200  Schering-Plough Corporation             3,767,212
     6,321  St. Jude Medical, Inc.*                   490,826
    14,100  Stryker Corporation                       823,017
    23,400  Tenet Healthcare Corporation*           1,374,048
    22,400  UnitedHealth Group, Inc.                1,585,248
     7,600  Watson Pharmaceuticals, Inc.*             238,564
     4,600  WellPoint Health Networks, Inc.*          537,510
    13,950  Zimmer Holdings, Inc.*                    426,033
            Total Health Care                     107,951,662
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (11.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    14,100  Allied Waste Industries, Inc.*            198,246
    14,000  American Power Conversion
            Corporation*                              202,440
    11,100  AMR Corporation*                          246,087
    44,300  Automatic Data Processing, Inc.         2,609,270
     7,900  Avery Dennison Corporation                446,587
    60,160  Boeing Company                          2,333,005
    27,792  Burlington Northern Santa Fe
            Corporation                               792,906
    24,700  Caterpillar, Inc.                       1,290,575
    70,460  Cendant Corporation*                    1,381,721
    12,200  Cintas Corporation                        585,600
    36,200  Concord EFS, Inc.*                      1,186,636
    12,400  Convergys Corporation*                    464,876
     6,700  Cooper Industries, Inc.                   233,964
     4,250  Crane Company                             108,970
    15,300  CSX Corporation                           536,265
     3,000  Cummins, Inc.                             115,620
    10,300  Danaher Corporation                       621,193
    16,900  Deere & Company                           737,854
     8,800  Delta Air Lines, Inc.                     257,488
     4,800  Deluxe Corporation                        199,584
    14,500  Dover Corporation                         537,515
     5,000  Eaton Corporation                         372,050
    30,800  Emerson Electric Company                1,758,680
    10,400  Equifax, Inc.                             251,160
    21,460  FedEx Corporation*                      1,113,345
    27,400  First Data Corporation                  2,149,530
    13,500  Fiserv, Inc.*                             571,320
     5,800  Fluor Corporation                         216,920
    14,500  General Dynamics Corporation            1,154,780
   713,500  General Electric Company               28,597,080
    12,400  Genuine Parts Company                     455,080
     7,300  Goodrich Corporation                      194,326
    13,200  H&R Block, Inc.                           590,040
    58,475  Honeywell International, Inc.           1,977,625
    21,900  Illinois Tool Works, Inc.               1,483,068
    21,200  IMS Health, Inc.                          413,612
    12,050  Ingersoll-Rand Company, Ltd.             $503,810
     6,400  ITT Industries, Inc.                      323,200
    31,700  Lockheed Martin Corporation             1,479,439
    32,900  Masco Corporation                         806,050
     4,400  McDermott International, Inc.*             53,988
    28,200  Minnesota Mining and Manufacturing
            Company                                 3,333,522
    14,000  Molex, Inc.                               433,300
     4,300  Navistar International Corporation        169,850
    27,700  Norfolk Southern Corporation              507,741
     8,000  Northrop Grumman Corporation              806,480
     5,500  PACCAR, Inc.                              360,910
     8,700  Pall Corporation                          209,322
     8,450  Parker Hannifin Corporation               387,939
    26,900  Paychex, Inc.                             937,465
    17,500  Pitney Bowes, Inc.                        658,175
     5,600  Power-One, Inc.*                           58,296
     8,200  R.R. Donnelley & Sons Company             243,458
    28,100  Raytheon Company                          912,407
    12,600  Robert Half International, Inc.*          336,420
    13,100  Rockwell Collins                          255,450
    13,200  Rockwell International Corporation        235,752
     4,300  Ryder System, Inc.                         95,245
     9,549  Sabre, Inc.*                              404,400
    55,000  Southwest Airlines Company              1,016,400
    10,200  Textron, Inc.                             422,892
     4,100  Thomas & Betts Corporation                 86,715
   143,407  Tyco International, Ltd.                8,446,672
    17,900  Union Pacific Corporation               1,020,300
    33,700  United Technologies Corporation         2,178,031
     4,800  US Airways Group, Inc.*                    30,432
     6,700  W.W. Grainger, Inc.                       321,600
    45,099  Waste Management, Inc.                  1,439,109
            Total Industrials                      84,859,788
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (17.6%)
---------------------------------------------------------------------------------------------------------------------------------------
    56,700  ADC Telecommunications, Inc.*             260,820
    17,000  Adobe Systems, Inc.                       527,850
    24,400  Advanced Micro Devices, Inc.*             386,984
    33,115  Agilent Technologies, Inc.                944,108
    27,600  Altera Corporation*                       585,672
    26,000  Analog Devices, Inc.*                   1,154,140
     5,775  Andrew Corporation*                       126,415
    25,200  Apple Computer, Inc.*                     551,880
    58,700  Applied Materials, Inc.*                2,353,870
    21,400  Applied Micro Circuits Corporation*       242,248
     3,900  Autodesk, Inc.                            145,353
    20,576  Avaya, Inc.*                              249,998
    17,500  BMC Software, Inc.*                       286,475
    18,900  Broadcom Corporation*                     772,443
    23,500  CIENA Corporation*                        336,285
   527,100  Cisco Systems, Inc.*                    9,545,781
    13,500  Citrix Systems, Inc.*                     305,910
   121,693  Compaq Computer Corporation             1,187,724
    41,412  Computer Associates
            International, Inc.                     1,428,300
    12,200  Computer Sciences Corporation*            597,556
    26,700  Compuware Corporation*                    314,793
    13,300  Comverse Technology, Inc.*                297,521
    18,300  Conexant Systems, Inc.*                   262,788
    67,900  Corning, Inc.                             605,668
   187,600  Dell Computer Corporation*              5,098,968
    34,100  Electronic Data Systems
            Corporation                             2,337,555
   159,186  EMC Corporation*                        2,139,460
    23,200  Gateway, Inc.*                            186,528
   139,400  Hewlett-Packard Company                 2,863,276
   482,400  Intel Corporation                      15,171,480
   123,800  International Business Machines
            Corporation                            14,974,848
    15,200  Intuit, Inc.*                             650,256
    14,100  Jabil Circuit, Inc.*                      320,352
    95,400  JDS Uniphase Corporation*                 828,072
    13,300  KLA-Tencor Corporation*                   659,148
     9,400  Lexmark International, Inc.*              554,600
    22,800  Linear Technology Corporation             890,112
    26,300  LSI Logic Corporation*                    415,014
   245,322  Lucent Technologies, Inc.               1,543,075
    23,200  Maxim Integrated Products, Inc.*        1,218,232
     5,900  Mercury Interactive Corporation*          200,482
    43,100  Micron Technology, Inc.*                1,336,100
   387,100  Microsoft Corporation*                 25,645,375
     3,400  Millipore Corporation                     206,380
   159,890  Motorola, Inc.                          2,401,548
    12,600  National Semiconductor
            Corporation*                              387,954
     7,000  NCR Corporation*                          258,020
    23,800  Network Appliance, Inc.*                  520,506
   230,000  Nortel Networks Corporation             1,725,000
    26,000  Novell, Inc.*                             119,340
    10,300  Novellus Systems, Inc.*                   406,335
    10,400  NVIDIA Corporation*                       695,760
   399,648  Oracle Corporation*                     5,519,139
    40,800  Palm, Inc.*                               158,304
    18,800  Parametric Technology Corporation*        146,828
    21,800  PeopleSoft, Inc.*                         876,360
     8,800  PerkinElmer, Inc.                         308,176
    11,800  PMC-Sierra, Inc.*                         250,868
     6,700  QLogic Corporation*                       298,217
    54,900  QUALCOMM, Inc.*                         2,772,450
    37,400  Sanmina-SCI Corporation*                  744,260
     9,000  Sapient Corporation*                       69,480
    11,200  Scientific-Atlanta, Inc.                  268,128
    33,200  Siebel Systems, Inc.*                     928,936
    58,900  Solectron Corporation*                    664,392
   232,900  Sun Microsystems, Inc.*                 2,864,670
    16,400  Symbol Technologies, Inc.                 260,432
     6,600  Tektronix, Inc.*                          170,148
    29,400  Tellabs, Inc.*                            439,824
    13,000  Teradyne, Inc.*                           391,820
   124,500  Texas Instruments, Inc.                 3,486,000
    12,700  Thermo Electron Corporation*              303,022
    22,900  Unisys Corporation*                       287,166
    28,800  VERITAS Software Corporation*           1,291,104
    13,600  Vitesse Semiconductor Corporation*        169,048
     9,100  Waters Corporation*                       352,625
    51,700  Xerox Corporation                         538,714
    24,000  Xilinx, Inc.*                             937,200
    40,900  Yahoo!, Inc.*                             725,566
            Total Information Technology          132,447,235
---------------------------------------------------------------------------------------------------------------------------------------

Materials (2.6%)
---------------------------------------------------------------------------------------------------------------------------------------
    16,300  Air Products and Chemicals, Inc.          764,633
    23,100  Alcan, Inc.                               829,983
    61,064  Alcoa, Inc.                             2,170,825
     5,669  Allegheny Technologies, Inc.               94,956
     2,000  Ball Corporation                          141,400
    38,517  Barrick Gold Corporation                  614,346
     3,800  Bemis Company, Inc.                       186,884
     4,200  Boise Cascade Corporation                 142,842
    64,793  Dow Chemical Company                    2,188,708
    73,711  E.I. du Pont de Nemours and
            Company                                 3,133,455
     5,500  Eastman Chemical Company                  214,610
     9,200  Ecolab, Inc.                              370,300
     9,300  Engelhard Corporation                     257,424
    10,300  Freeport-McMoRan Copper &
            Gold, Inc., Class B*                      137,917
    16,524  Georgia-Pacific Group                     456,228
     3,600  Great Lakes Chemical Corporation           87,408
     7,700  Hercules, Inc.*                            77,000
    13,000  Inco, Ltd.*                               220,220
     6,800  International Flavors and
            Fragrances, Inc.                          202,028
    34,671  International Paper Company             1,398,975
     7,500  Louisiana-Pacific Corporation             _63,300
     7,100  Mead Corporation*                         219,319
    14,048  Newmont Mining Corporation                268,457
     5,600  Nucor Corporation                         296,576
    11,400  Pactiv Corporation*                       202,350
     5,670  Phelps Dodge Corporation                  183,708
    23,500  Placer Dome, Inc.                         256,385
    12,100  PPG Industries, Inc.                      625,812
    11,600  Praxair, Inc.                             640,900
    15,813  Rohm and Haas Company                     547,604
     5,976  Sealed Air Corporation*                   243,940
     5,300  Sigma-Aldrich Corporation                 208,873
     3,600  Temple-Inland, Inc.                       204,228
     6,400  United States Steel Corporation           115,904
     7,300  Vulcan Materials Company                  349,962
     7,300  Westvaco Corporation                      207,685
    15,600  Weyerhaeuser Company                      843,648
     7,900  Willamette Industries, Inc.               411,748
     6,100  Worthington Industries, Inc.               86,620
            Total Materials                        19,667,161
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (3.1%)
---------------------------------------------------------------------------------------------------------------------------------------
    38,300  AES Corporation*                          626,205
     9,000  Allegheny Energy, Inc.                    325,980
     9,900  Ameren Corporation                        418,770
    23,160  American Electric Power
            Company, Inc.                           1,008,155
    21,900  Calpine Corporation*                      367,701
    11,400  CINergy Corporation                       381,102
     9,500  CMS Energy Corporation                    228,285
    15,300  Consolidated Edison, Inc.                 617,508
    11,700  Constellation Energy Group, Inc.          310,635
    18,947  Dominion Resources, Inc.                1,138,715
    11,700  DTE Energy Company                        490,698
    55,816  Duke Energy Corporation                 2,191,336
    25,200  Dynegy, Inc.                              642,600
    23,400  Edison International*                     353,340
    36,718  El Paso Corporation                     1,637,990
    15,900  Entergy Corporation                       621,849
    23,112  Exelon Corporation                      1,106,603
    21,400  FirstEnergy Corporation                   748,572
    12,700  FPL Group, Inc.                           716,280
    10,000  KeySpan Corporation                       346,500
     8,000  Kinder Morgan, Inc.                       445,520
    28,757  Mirant Corporation*                       460,687
    11,500  Niagara Mohawk Holdings, Inc.*            203,895
     3,200  Nicor, Inc.                               133,248
    14,809  NiSource, Inc.                            341,495
    27,800  Pacific Gas & Electric Company            534,872
     2,500  Peoples Energy Corporation                 94,825
     6,100  Pinnacle West Capital Corporation         255,285
    10,500  PPL Corporation                           365,925
    15,720  Progress Energy, Inc.                     707,872
     7,700  Progress Energy, Inc. (CVO)*                    0
    14,900  Public Service Enterprise Group,
            Inc.                                      628,631
    21,373  Reliant Energy, Inc.                      566,812
    14,875  Sempra Energy                             365,181
    49,900  Southern Company                        1,264,965
    10,000  TECO Energy, Inc.                         262,400
    19,017  TXU Corporation                           896,651
    37,000  Williams Companies, Inc.                  944,240
    24,805  Xcel Energy, Inc.                         688,091
            Total Utilities                        23,439,419
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $711,766,736)             752,205,667
---------------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                               Interest    Maturity        Market
  Amount       Short-Term Investment (0.5%)                                               Rate/1/       Date           Value
---------------------------------------------------------------------------------------------------------------------------------------
 $3,483,000   Emerson Electric Company                                                     1.710%      1/2/2002    $3,482,835

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investment
                                                (amortized cost basis $3,482,835)                                   3,482,835
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (100.0%)
                                                (amortized cost basis $715,249,571)                               755,688,502
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (0.0%)                               (248,741)

                                                Net Assets: (100.0%)                                             $755,439,761

* Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                           AAL Equity Income Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

Shares      Common Stocks (97.3%)                  Market Value
---------------------------------------------------------------------------------------------------------------------------------------
Communication Services (6.6%)
     4,600  American Tower Corporation*               $43,562
     5,600  AT&T Corporation                          101,584
     5,300  Cable and Wireless plc ADR                 78,493
     6,700  SBC Communications, Inc.                  262,439
     6,500  Telefonica SA ADR*                        260,520
     5,900  Verizon Communications, Inc.              280,014
     3,700  Vodafone Group plc ADR                     95,016
            Total Communication Services            1,121,628
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (10.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,600  AOL Time Warner, Inc.*                     83,460
     1,800  BJ's Wholesale Club, Inc.*                 79,380
     2,400  Darden Restaurants, Inc.                   84,960
     9,100  Delphi Automotive Systems
            Corporation                               124,306
     7,400  Family Dollar Stores, Inc.                221,852
       100  Ford Motor Company                          1,572
     7,300  Fox Entertainment Group, Inc.*            193,669
    11,700  Liberty Media Corporation*                163,800
       100  Liberty Media Corporation, Class B*         1,520
    10,000  Lowe's Companies, Inc.                    464,100
     3,000  McGraw-Hill Companies, Inc.               182,940
     5,700  Target Corporation                        233,985
            Total Consumer Discretionary            1,835,544
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (5.3%)
---------------------------------------------------------------------------------------------------------------------------------------
     4,600  CVS Corporation                           136,160
     4,300  General Mills, Inc.                       223,643
     2,500  H.J. Heinz Company                        102,800
     2,700  Kimberly-Clark Corporation                161,460
     8,400  Kroger Company*                           175,308
     5,100  Sara Lee Corporation                      113,373
            Total Consumer Staples                    912,744
---------------------------------------------------------------------------------------------------------------------------------------

Energy (13.0%)
---------------------------------------------------------------------------------------------------------------------------------------
     9,000  BJ Services Company*                      292,050
     4,488  ChevronTexaco Corporation                 402,170
    10,200  Conoco, Inc.                              288,660
     5,600  EOG Resources, Inc.                       219,016
     4,200  Halliburton Company                        55,020
     4,700  Nabors Industries, Inc.*                  161,351
     6,800  Phillips Petroleum Company                409,768
     7,000  Precision Drilling Corporation*           180,740
     5,700  Valero Energy Corporation                 217,284
            Total Energy                            2,226,059
---------------------------------------------------------------------------------------------------------------------------------------

Financials (23.3%)
---------------------------------------------------------------------------------------------------------------------------------------
     6,200  ACE, Ltd.                                 248,930
     3,200  Bank of America Corporation               201,440
     4,400  Bank of New York Company, Inc.            179,520
     4,900  BANK ONE Corporation                      191,345
     7,700  Citigroup, Inc.                           388,696
     3,800  Duke Realty Corporation                    92,454
     6,600  Equity Residential Properties Trust       189,486
     4,500  Fannie Mae                                357,750
     5,400  First Industrial Realty Trust, Inc.       167,940
     7,400  FleetBoston Financial Corporation         270,100
     5,400  Freddie Mac                               353,160
     2,900  Hartford Financial Services
            Group, Inc.                               182,207
     5,300  J.P. Morgan Chase & Company               192,655
     4,400  Mellon Financial Corporation              165,528
     3,200  Simon Property Group, Inc.                 93,856
     6,500  Washington Mutual, Inc.                   212,550
     6,000  Wells Fargo & Company                     260,700
     2,400  XL Capital, Ltd.                          219,264
            Total Financials                        3,967,581
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (10.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,800  American Home Products
            Corporation                               171,808
     6,700  Baxter International, Inc.                359,321
     2,400  CIGNA Corporation                         222,360
     1,800  Elan Corporation plc ADR*                  81,108
     6,400  IVAX Corporation*                         128,896
     3,500  Johnson & Johnson                         206,850
     5,900  Pfizer, Inc.                              235,115
     7,400  Serono SA ADR                            $164,206
     3,800  Tenet Healthcare Corporation*             223,136
            Total Health Care                       1,792,800
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Industrials (10.5%)
     3,100  Convergys Corporation*                    116,219
     4,600  First Data Corporation                    360,870
     8,000  Honeywell International, Inc.             270,560
     1,300  Jacobs Engineering Group, Inc.*            85,800
     4,400  Pitney Bowes, Inc.                        165,484
     4,100  Shaw Group, Inc.*                          96,350
     1,700  SPX Corporation*                          232,730
     5,600  Tyco International, Ltd.                  329,840
     3,800  Valassis Communications, Inc.*            135,356
            Total Industrials                       1,793,209
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (5.3%)
---------------------------------------------------------------------------------------------------------------------------------------
     6,000  ADC Telecommunications, Inc.*              27,600
     3,200  Celestica, Inc. ADR*                      129,248
     2,300  CIENA Corporation*                         32,913
     6,900  Compaq Computer Corporation                67,344
     3,000  International Business Machines
            Corporation                               362,880
     1,000  Intuit, Inc.*                              42,760
     4,700  Jabil Circuit, Inc.*                      106,784
     7,600  Oracle Corporation*                      $104,956
     3,000  Parametric Technology Corporation*         23,430
            Total Information Technology              897,915
---------------------------------------------------------------------------------------------------------------------------------------

Materials (4.6%)
---------------------------------------------------------------------------------------------------------------------------------------
     4,700  Alcoa, Inc.                               167,085
     6,300  Engelhard Corporation                     174,384
     4,000  International Paper Company               161,400
     5,900  Plum Creek Timber Company, Inc.           167,265
     6,800  United States Steel Corporation           123,148
            Total Materials                           793,282
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (7.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,600  American Electric Power
            Company, Inc.                             113,178
     1,300  Consolidated Edison, Inc.                  52,468
     2,900  Dominion Resources, Inc.                  174,290
     2,800  El Paso Corporation                       124,908
     2,100  NSTAR                                      94,185
     4,000  Pinnacle West Capital Corporation         167,400
     5,200  TXU Corporation                           245,180
     4,200  Williams Companies, Inc.                  107,184
     6,700  Xcel Energy, Inc.                         185,858
            Total Utilities                         1,264,651
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $16,842,276)               16,605,413
---------------------------------------------------------------------------------------------------------------------------------------

Principal                                                                                 Interest    Maturity        Market
  Amount       Short-Term Investments (8.7%)                                              Rate/1/       Date           Value
---------------------------------------------------------------------------------------------------------------------------------------
   $178,000   Duke Energy Corporation                                                      1.966%      1/2/2002      $177,990
  1,313,000   Eaglefunding Capital Corporation                                             1.872       1/3/2002     1,312,863

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $1,490,853)                                   1,490,853
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

                                                Total Investments  (106.0%)
                                                (amortized cost basis $18,333,129)                                 18,096,266
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (-6.0%)                            (1,030,188)
---------------------------------------------------------------------------------------------------------------------------------------

                                                Net Assets: (100.0%)                                              $17,066,078
---------------------------------------------------------------------------------------------------------------------------------------

* Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                             AAL Balanced Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Company Index, Bond Index and Money Market Portfolios.

Shares      Common Stocks (55.0%)                  Market Value
---------------------------------------------------------------------------------------------------------------------------------------
Communication Services (3.0%)
    12,200  ALLTEL Corporation                       $753,106
   138,365  AT&T Corporation                        2,509,941
    98,872  AT&T Wireless Services, Inc.*           1,420,791
    73,400  BellSouth Corporation                   2,800,210
     5,550  CenturyTel, Inc.                          182,040
    10,900  Citizens Communications
            Company*                                  116,194
    31,200  Nextel Communications, Inc.*              341,952
    65,018  Qwest Communications
            International, Inc.                       918,704
   131,462  SBC Communications, Inc.                5,149,366
    34,600  Sprint FON Group                          694,768
    38,500  Sprint PCS Group*                         939,785
   106,170  Verizon Communications, Inc.            5,038,828
   115,321  WorldCom Group*                         1,623,720
            Total Communication Services           22,489,405
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (7.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,400  American Greetings Corporation             33,072
   173,150  AOL Time Warner, Inc.*                  5,558,115
     4,200  AutoZone, Inc.*                           301,560
    11,300  Bed Bath & Beyond, Inc.*                  383,070
     8,300  Best Buy Company, Inc.*                   618,184
     4,400  Big Lots, Inc.                             45,760
     3,100  Black & Decker Corporation                116,963
     3,400  Brunswick Corporation                      73,984
    22,900  Carnival Corporation                      643,032
     2,400  Centex Corporation                        137,016
     8,100  Circuit City Group                        210,195
    23,400  Clear Channel Communications,
            Inc.*                                   1,191,294
    37,000  Comcast Corporation*                    1,332,000
     2,800  Cooper Tire & Rubber Company               44,688
    17,700  Costco Wholesale Corporation*             785,526
     5,779  Dana Corporation                           80,212
     4,600  Darden Restaurants, Inc.                  162,840
    21,876  Delphi Automotive Systems
            Corporation                               298,826
     3,200  Dillard's, Inc.                            51,200
    12,922  Dollar General Corporation                192,538
     3,300  Dow Jones & Company, Inc.                 180,609
    11,400  Eastman Kodak Company                     335,502
     6,700  Family Dollar Stores, Inc.                200,866
     7,500  Federated Department Stores, Inc.*        306,750
    70,800  Ford Motor Company                      1,112,976
     5,800  Fortune Brands, Inc.                      229,622
    10,400  Gannett Company, Inc.                     699,192
    33,700  Gap, Inc.                                 469,778
    21,700  General Motors Corporation              1,054,620
     6,300  Goodyear Tire & Rubber Company            150,003
    11,900  Harley-Davidson, Inc.                     646,289
     4,400  Harrah's Entertainment, Inc.*             162,844
     6,700  Hasbro, Inc.                              108,741
    14,400  Hilton Hotels Corporation                 157,248
    91,700  Home Depot, Inc.                        4,677,617
     3,400  International Game Technology*            232,220
    14,800  Interpublic Group of Companies, Inc.      437,192
    10,300  J.C. Penney Company, Inc.                 277,070
     3,400  Johnson Controls, Inc.                    274,550
     4,900  Jones Apparel Group, Inc.*                162,533
     2,000  Kaufman and Broad Home
            Corporation                                80,200
    19,400  Kmart Corporation*                        105,924
     3,300  Knight Ridder, Inc.                       214,269
    13,100  Kohl's Corporation*                       922,764
     7,600  Leggett & Platt, Inc.                     174,800
    16,762  Limited, Inc.                             246,737
     2,100  Liz Claiborne, Inc.                       104,475
    30,300  Lowe's Companies, Inc.                  1,406,223
     9,400  Marriott International, Inc.              382,110
    16,825  Mattel, Inc.                              289,390
    11,700  May Department Stores Company             432,666
     3,000  Maytag Corporation                         93,090
    50,200  McDonald's Corporation                  1,328,794
     7,600  McGraw-Hill Companies, Inc.               463,448
     1,900  Meredith Corporation                       67,735
     5,900  New York Times Company                    255,175
    10,426  Newell Rubbermaid, Inc.                  $287,445
    10,500  NIKE, Inc.                                590,520
     5,200  Nordstrom, Inc.                           105,196
    12,000  Office Depot, Inc.*                       222,480
     7,300  Omnicom Group, Inc.                       652,255
     2,300  Pulte Homes, Inc.                         102,741
     7,000  RadioShack Corporation                    210,700
     2,300  Reebok International, Ltd.*                60,950
    12,600  Sears, Roebuck and Company                600,264
     6,000  Sherwin-Williams Company                  165,000
     2,300  Snap-On, Inc.                              77,418
     3,300  Stanley Works                             153,681
    18,000  Staples, Inc.*                            336,600
    14,900  Starbucks Corporation*                    283,845
     7,700  Starwood Hotels & Resorts
            Worldwide, Inc.                           229,845
    35,300  Target Corporation                      1,449,065
     5,700  Tiffany & Company                         179,379
    10,700  TJX Companies, Inc.                       426,502
     4,300  TMP Worldwide, Inc.*                      184,470
     7,700  Toys "R" Us, Inc.*                        159,698
    11,600  Tribune Company                           434,188
     5,730  Tricon Global Restaurants, Inc.*          281,916
     4,900  TRW, Inc.                                 181,496
     2,200  Tupperware Corporation                     42,350
     8,200  Univision Communications, Inc.*           331,772
     4,300  VF Corporation                            167,743
    69,325  Viacom, Inc., Class B*                  3,060,699
     5,056  Visteon Corporation                        76,042
   174,300  Wal-Mart Stores, Inc.                  10,030,965
    79,687  Walt Disney Company                     1,651,115
     4,100  Wendy's International, Inc.               119,597
     2,600  Whirlpool Corporation                     190,658
            Total Consumer Discretionary           53,750,692
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (4.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,400  Adolph Coors Company                       74,760
     2,200  Alberto-Culver Company                    $98,428
    15,822  Albertson's, Inc.                         498,235
    34,600  Anheuser-Busch Companies, Inc.          1,564,266
    25,841  Archer Daniels Midland Company            370,818
     9,200  Avon Products, Inc.                       427,800
     2,700  Brown-Foreman Corporation,
            Class B                                   169,020
    16,000  Campbell Soup Company                     477,920
     9,100  Clorox Company                            359,905
    97,300  Coca-Cola Company                       4,587,695
    17,300  Coca-Cola Enterprises, Inc.               327,662
    21,600  Colgate-Palmolive Company               1,247,400
    21,000  ConAgra Foods, Inc.                       499,170
    15,300  CVS Corporation                           452,880
    14,300  General Mills, Inc.                       743,743
    41,300  Gillette Company                        1,379,420
    13,650  H.J. Heinz Company                        561,288
     5,300  Hershey Foods Corporation                 358,810
    15,900  Kellogg Company                           478,590
    20,580  Kimberly-Clark Corporation              1,230,684
    31,400  Kroger Company*                           655,318
    11,100  Pepsi Bottling Group, Inc.                260,850
    68,420  PepsiCo, Inc.                           3,331,370
    84,700  Philip Morris Companies, Inc.           3,883,495
    50,700  Procter & Gamble Company                4,011,891
    19,600  Safeway, Inc.*                            818,300
    30,600  Sara Lee Corporation                      680,238
     5,200  SUPERVALU, Inc.                           115,024
    26,000  SYSCO Corporation                         681,720
    22,382  Unilever N.V.                           1,289,427
     6,500  UST, Inc.                                 227,500
    39,900  Walgreen Company                        1,343,034
     5,400  Winn-Dixie Stores, Inc.                    76,950
     8,800  Wm. Wrigley Jr. Company                   452,056
            Total Consumer Staples                 33,735,667
---------------------------------------------------------------------------------------------------------------------------------------

Energy (3.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,500  Amerada Hess Corporation                  218,750
     9,718  Anadarko Petroleum Corporation            552,468
     5,390  Apache Corporation                        268,853
     2,700  Ashland, Inc.                             124,416
    13,120  Baker Hughes, Inc.                        478,486
     7,867  Burlington Resources, Inc.                295,327
    41,748  ChevronTexaco Corporation               3,741,039
    24,428  Conoco, Inc.                              691,312
     4,900  Devon Energy Corporation                  189,385
     4,500  EOG Resources, Inc.                       175,995
   267,572  Exxon Mobil Corporation                10,515,580
    16,700  Halliburton Company                       218,770
     3,980  Kerr-McGee Corporation                    218,104
    12,100  Marathon Oil Corporation                  363,000
     5,500  Nabors Industries, Inc.*                  188,815
     5,200  Noble Drilling Corporation*               177,008
    14,600  Occidental Petroleum Corporation          387,338
    14,940  Phillips Petroleum Company                900,285
     3,600  Rowan Companies, Inc.*                     69,732
    83,100  Royal Dutch Petroleum
            Company ADR                             4,073,562
    22,500  Schlumberger, Ltd.                      1,236,375
     3,100  Sunoco, Inc.                              115,754
    12,436  Transocean Sedco Forex, Inc.              420,586
     9,500  Unocal Corporation                        342,665
            Total Energy                           25,963,605
---------------------------------------------------------------------------------------------------------------------------------------

Financials (9.8%)
---------------------------------------------------------------------------------------------------------------------------------------
    20,400  AFLAC, Inc.                               501,024
    27,896  Allstate Corporation                      940,095
     4,150  Ambac Financial Group, Inc.               240,119
    52,200  American Express Company                1,863,018
   102,202  American International Group, Inc.      8,114,839
    14,200  AmSouth Bancorporation                    268,380
    10,550  Aon Corporation                           374,736
    61,585  Bank of America Corporation             3,876,776
    28,800  Bank of New York Company, Inc.          1,175,040
    45,632  BANK ONE Corporation                    1,781,930
    17,700  BB&T Corporation                          639,147
     3,678  Bear Stearns Companies, Inc.             $215,678
     8,400  Capital One Financial Corporation         453,180
    53,425  Charles Schwab Corporation                826,485
     8,783  Charter One Financial, Inc.               238,458
     6,700  Chubb Corporation                         462,300
     6,300  Cincinnati Financial Corporation          240,345
   201,189  Citigroup, Inc.                        10,156,021
     7,000  Comerica, Inc.                            401,100
    13,399  Conseco, Inc.*                             59,760
     4,800  Countrywide Credit Industries, Inc.       196,656
    16,200  Equity Office Properties Trust            487,296
    10,600  Equity Residential Properties Trust       304,326
    39,100  Fannie Mae                              3,108,450
    22,616  Fifth Third Bancorp                     1,387,039
    40,859  FleetBoston Financial Corporation       1,491,353
    10,200  Franklin Resources, Inc.                  359,754
    27,200  Freddie Mac                             1,778,880
     6,200  Golden West Financial Corporation         364,870
     9,600  Hartford Financial Services Group,
            Inc.                                      603,168
    17,899  Household International, Inc.           1,037,068
     9,816  Huntington Bancshares, Inc.               168,737
    77,160  J.P. Morgan Chase & Company             2,804,766
     5,900  Jefferson-Pilot Corporation               272,993
    11,700  John Hancock Financial Services,
            Inc.                                      483,210
    16,500  KeyCorp                                   401,610
     9,300  Lehman Brothers Holdings, Inc.            621,240
     7,400  Lincoln National Corporation              359,418
     7,500  Loews Corporation                         415,350
    10,750  Marsh & McLennan Companies,
            Inc.                                    1,155,087
     5,800  MBIA, Inc.                                311,054
    33,337  MBNA Corporation                        1,173,462
    18,300  Mellon Financial Corporation              688,446
    33,100  Merrill Lynch & Company, Inc.           1,725,172
    28,300  MetLife, Inc.                             896,544
     4,200  MGIC Investment Corporation               259,224
     6,100  Moody's Corporation                       243,146
    42,890  Morgan Stanley Dean Witter &
            Company                                 2,399,267
    23,700  National City Corporation                 692,988
     8,700  Northern Trust Corporation                523,914
    11,100  PNC Financial Services Group, Inc.        623,820
     2,900  Progressive Corporation                   432,970
    11,100  Providian Financial Corporation            39,405
     8,900  Regions Financial Corporation             266,466
     5,000  SAFECO Corporation                        155,750
    13,400  SouthTrust Corporation                    330,578
     8,122  St. Paul Companies, Inc.                  357,124
    12,700  State Street Corporation                  663,575
     8,600  Stilwell Financial, Inc.                  234,092
    11,300  SunTrust Banks, Inc.                      708,510
    11,350  Synovus Financial Corporation             284,317
     4,800  T. Rowe Price Group, Inc.                 166,704
     4,900  Torchmark Corporation                     192,717
    76,221  U.S. Bancorp                            1,595,306
     5,400  Union Planters Corporation                243,702
     9,458  UNUMProvident                             250,732
     6,200  USA Education, Inc.                       520,924
    53,210  Wachovia Corporation                    1,668,666
    34,275  Washington Mutual, Inc.                 1,120,792
    66,260  Wells Fargo & Company                   2,878,997
     5,200  XL Capital, Ltd.                          475,072
     3,600  Zions Bancorporation                      189,288
            Total Financials                       72,942,426
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (7.9%)
---------------------------------------------------------------------------------------------------------------------------------------
    60,700  Abbott Laboratories                     3,384,025
     5,614  Aetna, Inc.                               185,206
     5,200  Allergan, Inc.                            390,260
    51,600  American Home Products
            Corporation                             3,166,176
     4,000  AmerisourceBergen Corporation             254,200
    40,900  Amgen, Inc.*                            2,308,396
     8,300  Applera Corporation                       325,941
     2,100  Bausch & Lomb, Inc.                        79,086
    23,100  Baxter International, Inc.              1,238,853
    10,100  Becton, Dickinson and Company             334,815
     5,800  Biogen, Inc.*                             332,630
    10,550  Biomet, Inc.                              325,995
    15,700  Boston Scientific Corporation*            378,684
    75,700  Bristol-Myers Squibb Company            3,860,700
     2,000  C.R. Bard, Inc.                           129,000
    17,675  Cardinal Health, Inc.                   1,142,865
     7,400  Chiron Corporation*                       324,416
     5,700  CIGNA Corporation                         528,105
    44,000  Eli Lilly and Company                   3,455,760
     7,000  Forest Laboratories, Inc.*                573,650
     8,300  Genzyme Corporation*                      496,838
    11,900  Guidant Corporation*                      592,620
    20,150  HCA, Inc.                                 776,581
     9,500  Health Management Associates,
            Inc.*                                     174,800
    15,300  HEALTHSOUTH Corporation*                  226,746
     6,500  Humana, Inc.*                              76,635
    21,300  Immunex Corporation*                      590,223
   120,006  Johnson & Johnson                       7,092,355
     9,633  King Pharmaceuticals, Inc.*               405,838
     4,000  Manor Care, Inc.*                          94,840
    11,180  McKesson Corporation                      418,132
     8,400  MedImmune, Inc.*                          389,340
    47,400  Medtronic, Inc.                         2,427,354
    89,000  Merck & Company, Inc.                   5,233,200
   245,850  Pfizer, Inc.                            9,797,122
    50,401  Pharmacia Corporation                   2,149,603
     4,600  Quintiles Transnational Corporation*       73,830
    57,300  Schering-Plough Corporation             2,051,913
     3,395  St. Jude Medical, Inc.*                   263,622
     7,700  Stryker Corporation                       449,449
    12,700  Tenet Healthcare Corporation*             745,744
    12,200  UnitedHealth Group, Inc.                  863,394
     4,200  Watson Pharmaceuticals, Inc.*             131,838
     2,500  WellPoint Health Networks, Inc.*          292,125
     7,590  Zimmer Holdings, Inc.*                    231,799
            Total Health Care                      58,764,704
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Industrials (6.2%)
     7,700  Allied Waste Industries, Inc.*           $108,262
     7,600  American Power Conversion
            Corporation*                              109,896
     6,000  AMR Corporation*                          133,020
    24,100  Automatic Data Processing, Inc.         1,419,490
     4,300  Avery Dennison Corporation                243,079
    32,728  Boeing Company                          1,269,192
    15,092  Burlington Northern Santa Fe
            Corporation                               430,575
    13,400  Caterpillar, Inc.                         700,150
    38,360  Cendant Corporation*                      752,240
     6,600  Cintas Corporation                        316,800
    19,700  Concord EFS, Inc.*                        645,766
     6,700  Convergys Corporation*                    251,183
     3,700  Cooper Industries, Inc.                   129,204
     2,350  Crane Company                              60,254
     8,300  CSX Corporation                           290,915
     1,600  Cummins, Inc.                              61,664
     5,600  Danaher Corporation                       337,736
     9,200  Deere & Company                           401,672
     4,800  Delta Air Lines, Inc.                     140,448
     2,600  Deluxe Corporation                        108,108
     7,900  Dover Corporation                         292,853
     2,700  Eaton Corporation                         200,907
    16,800  Emerson Electric Company                  959,280
     5,600  Equifax, Inc.                             135,240
    11,640  FedEx Corporation*                        603,883
    14,900  First Data Corporation                  1,168,905
     7,350  Fiserv, Inc.*                             311,052
     3,100  Fluor Corporation                         115,940
     7,900  General Dynamics Corporation              629,156
   388,300  General Electric Company               15,563,064
     6,800  Genuine Parts Company                     249,560
     4,000  Goodrich Corporation                      106,480
     7,200  H&R Block, Inc.                           321,840
    31,837  Honeywell International, Inc.           1,076,727
    11,900  Illinois Tool Works, Inc.                 805,868
    11,500  IMS Health, Inc.                          224,365
     6,600  Ingersoll-Rand Company, Ltd.              275,946
     3,500  ITT Industries, Inc.                      176,750
    17,200  Lockheed Martin Corporation               802,724
    17,900  Masco Corporation                         438,550
     2,400  McDermott International, Inc.*             29,448
    15,400  Minnesota Mining and Manufacturing
            Company                                 1,820,434
     7,650  Molex, Inc.                               236,767
     2,300  Navistar International Corporation         90,850
    15,000  Norfolk Southern Corporation              274,950
     4,300  Northrop Grumman Corporation              433,483
     3,000  PACCAR, Inc.                              196,860
     4,700  Pall Corporation                          113,082
     4,600  Parker Hannifin Corporation               211,186
    14,650  Paychex, Inc.                             510,553
     9,500  Pitney Bowes, Inc.                        357,295
     3,000  Power-One, Inc.*                           31,230
     4,500  R.R. Donnelley & Sons Company             133,605
    15,300  Raytheon Company                          496,791
     6,800  Robert Half International, Inc.*          181,560
     7,100  Rockwell Collins                          138,450
     7,100  Rockwell International Corporation        126,806
     2,300  Ryder System, Inc.                         50,945
     5,185  Sabre, Inc.*                              219,585
    29,880  Southwest Airlines Company                552,182
     5,500  Textron, Inc.                             228,030
     2,200  Thomas & Betts Corporation                 46,530
    78,063  Tyco International, Ltd.                4,597,911
     9,700  Union Pacific Corporation                 552,900
    18,300  United Technologies Corporation         1,182,729
     2,600  US Airways Group, Inc.*                    16,484
     3,700  W.W. Grainger, Inc.                       177,600
    24,530  Waste Management, Inc.                    782,752
            Total Industrials                      46,159,742
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (9.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    30,800  ADC Telecommunications, Inc.*             141,680
     9,300  Adobe Systems, Inc.                       288,765
    13,200  Advanced Micro Devices, Inc.*             209,352
    17,963  Agilent Technologies, Inc.*               512,125
    15,000  Altera Corporation*                       318,300
    14,200  Analog Devices, Inc.*                     630,338
     3,100  Andrew Corporation*                        67,859
    13,700  Apple Computer, Inc.*                     300,030
    31,900  Applied Materials, Inc.*                1,279,190
    11,600  Applied Micro Circuits Corporation*       131,312
     2,100  Autodesk, Inc.                             78,267
    11,139  Avaya, Inc.*                              135,339
     9,500  BMC Software, Inc.*                       155,515
    10,300  Broadcom Corporation*                     420,961
    12,700  CIENA Corporation*                        181,737
   286,800  Cisco Systems, Inc.*                    5,193,948
     7,300  Citrix Systems, Inc.*                     165,418
    66,200  Compaq Computer Corporation               646,112
    22,475  Computer Associates
            International, Inc.                       775,163
     6,700  Computer Sciences Corporation*            328,166
    14,500  Compuware Corporation*                    170,955
     7,200  Comverse Technology, Inc.*                161,064
     9,900  Conexant Systems, Inc.*                   142,164
    36,900  Corning, Inc.                             329,148
   102,100  Dell Computer Corporation*              2,775,078
    18,600  Electronic Data Systems
            Corporation                             1,275,030
    86,624  EMC Corporation *                       1,164,226
    12,600  Gateway, Inc.*                            101,304
    75,800  Hewlett-Packard Company                 1,556,932
   262,500  Intel Corporation                       8,255,625
    67,400  International Business Machines
            Corporation                             8,152,704
     8,300  Intuit, Inc.*                             355,074
     7,700  Jabil Circuit, Inc.*                      174,944
    51,900  JDS Uniphase Corporation*                 450,492
     7,300  KLA-Tencor Corporation*                   361,788
     5,100  Lexmark International, Inc.*              300,900
    12,400  Linear Technology Corporation             484,096
    14,300  LSI Logic Corporation*                    225,654
   133,475  Lucent Technologies, Inc.                 839,558
    12,600  Maxim Integrated Products, Inc.*          661,626
     3,200  Mercury Interactive Corporation*          108,736
    23,400  Micron Technology, Inc.*                  725,400
   210,700  Microsoft Corporation*                 13,958,875
     1,900  Millipore Corporation                     115,330
    87,021  Motorola, Inc.                          1,307,055
     6,900  National Semiconductor
            Corporation*                              212,451
     3,800  NCR Corporation*                          140,068
    12,900  Network Appliance, Inc.*                  282,123
   125,160  Nortel Networks Corporation               938,700
    14,100  Novell, Inc.*                              64,719
     5,600  Novellus Systems, Inc.*                   220,920
     5,700  NVIDIA Corporation*                       381,330
   217,500  Oracle Corporation*                     3,003,675
    22,200  Palm, Inc.*                                86,136
    10,200  Parametric Technology Corporation*         79,662
    11,800  PeopleSoft, Inc.*                         474,360
     4,800  PerkinElmer, Inc.                         168,096
     6,400  PMC-Sierra, Inc.*                         136,064
     3,600  QLogic Corporation*                       160,236
    29,900  QUALCOMM, Inc.*                         1,509,950
    20,300  Sanmina-SCI Corporation*                  403,970
     4,900  Sapient Corporation*                       37,828
     6,100  Scientific-Atlanta, Inc.                  146,034
    18,100  Siebel Systems, Inc.*                     506,438
    32,000  Solectron Corporation*                    360,960
   126,700  Sun Microsystems, Inc.*                 1,558,410
     8,900  Symbol Technologies, Inc.                 141,332
     3,600  Tektronix, Inc.*                           92,808
    16,000  Tellabs, Inc.*                            239,360
     7,100  Teradyne, Inc.*                           213,994
    67,700  Texas Instruments, Inc.                 1,895,600
     6,900  Thermo Electron Corporation*              164,634
    12,400  Unisys Corporation*                       155,496
    15,700  VERITAS Software Corporation*             703,831
     7,400  Vitesse Semiconductor Corporation*         91,982
     5,100  Waters Corporation*                       197,625
    28,100  Xerox Corporation                         292,802
    13,100  Xilinx, Inc.*                             511,555
    22,200  Yahoo!, Inc.*                             393,828
            Total Information Technology           72,080,312
---------------------------------------------------------------------------------------------------------------------------------------

Materials (1.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     8,900  Air Products and Chemicals, Inc.          417,499
    12,500  Alcan, Inc.                               449,125
    33,164  Alcoa, Inc.                             1,178,980
     3,081  Allegheny Technologies, Inc.               51,607
     1,100  Ball Corporation                           77,770
    20,906  Barrick Gold Corporation                  333,451
     2,100  Bemis Company, Inc.                       103,278
     2,300  Boise Cascade Corporation                  78,223
    35,277  Dow Chemical Company                    1,191,657
    40,119  E.I. du Pont de Nemours and
            Company                                 1,705,459
     3,000  Eastman Chemical Company                  117,060
     5,000  Ecolab, Inc.                              201,250
     5,050  Engelhard Corporation                     139,784
     5,600  Freeport-McMoRan Copper &
            Gold, Inc., Class B*                       74,984
     8,983  Georgia-Pacific Group                     248,021
     1,900  Great Lakes Chemical Corporation           46,132
     4,200  Hercules, Inc.*                            42,000
     7,100  Inco, Ltd.*                               120,274
     3,700  International Flavors and
            Fragrances, Inc.                          109,927
    18,821  International Paper Company               759,427
     4,000  Louisiana-Pacific Corporation              33,760
     3,900  Mead Corporation                          120,471
     7,617  Newmont Mining Corporation                145,561
     3,100  Nucor Corporation                         164,176
     6,200  Pactiv Corporation*                       110,050
     3,020  Phelps Dodge Corporation                   97,848
    12,800  Placer Dome, Inc.                         139,648
     6,600  PPG Industries, Inc.                     _341,352
     6,300  Praxair, Inc.                            $348,075
     8,611  Rohm and Haas Company                     298,199
     3,264  Sealed Air Corporation*                   133,236
     2,900  Sigma-Aldrich Corporation                 114,289
     1,900  Temple-Inland, Inc.                       107,787
     3,400  United States Steel Corporation            61,574
     4,000  Vulcan Materials Company                  191,760
     4,000  Westvaco Corporation                      113,800
     8,500  Weyerhaeuser Company                      459,680
     4,100  Willamette Industries, Inc.               213,692
     3,300  Worthington Industries, Inc.               46,860
            Total Materials                        10,687,726
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (1.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    20,800  AES Corporation*                          340,080
     4,900  Allegheny Energy, Inc.                    177,478
     5,400  Ameren Corporation                        228,420
    12,640  American Electric Power
            Company, Inc.                             550,219
    11,900  Calpine Corporation*                      199,801
     6,200  CINergy Corporation                       207,266
     5,200  CMS Energy Corporation                    124,956
     8,300  Consolidated Edison, Inc.                 334,988
     6,400  Constellation Energy Group, Inc.          169,920
    10,315  Dominion Resources, Inc.                  619,932
     6,400  DTE Energy Company                        268,416
    30,322  Duke Energy Corporation                 1,190,442
    13,700  Dynegy, Inc.                              349,350
    12,700  Edison International*                     191,770
    19,986  El Paso Corporation                       891,575
     8,600  Entergy Corporation                       336,346
    12,587  Exelon Corporation                        602,666
    11,600  FirstEnergy Corporation                   405,768
     6,900  FPL Group, Inc.                           389,160
     5,400  KeySpan Corporation                       187,110
     4,400  Kinder Morgan, Inc.                       245,036
    15,634  Mirant Corporation*                       250,457
     6,200  Niagara Mohawk Holdings, Inc.*            109,926
     1,800  Nicor, Inc.                                74,952
     8,034  NiSource, Inc.                            185,264
    15,100  Pacific Gas & Electric Company            290,524
     1,400  Peoples Energy Corporation                 53,102
     3,300  Pinnacle West Capital Corporation         138,105
     5,700  PPL Corporation                           198,645
     8,591  Progress Energy, Inc.                     386,853
     8,100  Public Service Enterprise Group,
            Inc.                                      341,739
    11,624  Reliant Energy, Inc.                      308,268
     8,087  Sempra Energy                             198,536
    27,200  Southern Company                          689,520
     5,400  TECO Energy, Inc.                         141,696
    10,370  TXU Corporation                           488,945
    20,100  Williams Companies, Inc.                  512,952
    13,510  Xcel Energy, Inc.                         374,767
            Total Utilities                        12,754,950
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $424,518,937)             409,329,229
---------------------------------------------------------------------------------------------------------------------------------------

Principal                                                                                Interest    Maturity       Market
Amount    Long-Term Fixed Income Investments (34.3%)                                       Rate        Date         Value
---------------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities (1.7%)
---------------------------------------------------------------------------------------------------------------------------------------
 $1,000,000   California Infrastructure PG&E Series 1997-1 Class A8                        6.480%    12/26/2009   $1,038,449
    422,945   Chase Manhattan Auto Owner Trust Series 1998-A Class A4                      5.800     12/16/2002      423,558
  2,300,000   Citibank Credit Issuance Trust Series 2001-A6 Class A6                       5.650      6/16/2008    2,352,373
    700,000   Countrywide Asset Backed Certificates Series 2001-1 Class AF2                5.846      7/25/2020      712,986
  1,500,000   EQCC Home Equity Loan Trust Series 1999-1 Class A3F                          5.915     11/20/2024    1,536,381
  1,900,000   Ford Credit Auto Owner Trust Series 2001-B Class A4                          5.120     10/15/2004    1,947,055
    705,988   Green Tree Financial Corporation Series 1993-2 Class A4                      6.900      7/15/2018      732,136
    200,000   NationsBank Credit Card Master Trust Series 1993-2 Class A                   6.000     12/15/2005      208,912
  1,700,000   Residential Asset Securities Corporation, Series 2000-KS5 Class AI2          6.935     10/25/2020    1,734,248
  2,000,000   Residential Asset Securities Corporation, Series 2001-KS3 Class AI2          4.790     10/25/2019    2,017,536
              Total Asset Backed Securities                                                                       12,703,634
---------------------------------------------------------------------------------------------------------------------------------------

Basic Materials (0.4%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,000,000   International Paper Company                                                  6.750       9/1/2011    1,011,188
    250,000   Noranda, Inc.                                                                8.000       6/1/2003      262,579
  1,800,000   Praxair, Inc.                                                                6.500       3/1/2008    1,856,844
              Total Basic Materials                                                                                3,130,611
---------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (0.5%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,200,000   Boeing Capital Corporation                                                   5.650      5/15/2006    1,198,572
    250,000   Honeywell International, Inc.                                                8.625      4/15/2006      280,270
  1,500,000   Raytheon Company                                                             6.150      11/1/2008    1,489,991
    700,000   Tyco International Group SA                                                  6.875      1/15/2029      671,532
              Total Capital Goods                                                                                  3,640,365
---------------------------------------------------------------------------------------------------------------------------------------

Commercial Mortgage-Backed Securities (1.0%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,294,932   Bear Stearns Commercial Mortgage Securities Series 2000-WF2
              Class A1                                                                     7.110      9/15/2009    1,373,382
  1,000,000   First Union-Lehman Brothers- Bank of America Commercial Mortgage
              Trust Series 1998-C2 Class A2                                                6.560    11/18/2008     1,040,947
1,742,534     Morgan Stanley Capital, Inc. Series 1998-WF1 Class A1                        6.250      3/15/2030    1,813,898
  1,400,000   Morgan Stanley Capital, Inc. Series 1998-WF1 Class A2                        6.550      3/15/2030    1,456,456
  1,900,000   Nationslink Funding Corporation Series 1999-1 Class A2                       6.316     11/20/2008    1,949,588
              Total Commercial Mortgage Backed Securities                                                          7,634,271
---------------------------------------------------------------------------------------------------------------------------------------

Communications (1.2%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,000,000   Cingular Wireless, Inc./2/                                                   6.500     12/15/2011    1,013,155
  1,000,000   Cox Communications, Inc.                                                     6.400       8/1/2008    1,005,449
  1,000,000   Pacific Bell                                                                 7.125      3/15/2026    1,044,473
    300,000   Qwest Capital Funding, Inc.                                                  7.625       8/3/2021      286,162
  1,000,000   Qwest Capital Funding, Inc.                                                  7.000       8/3/2009      971,297
  1,600,000   Sprint Capital Corporation                                                   7.125      1/30/2006    1,667,784
  1,000,000   Verizon Global Funding Corporation                                           7.250      12/1/2010    1,071,143
  1,500,000   WorldCom, Inc.                                                               7.750       4/1/2007    1,581,948
              Total Communications                                                                                 8,641,411
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (0.9%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,300,000   AOL Time Warner, Inc.                                                        7.625      4/15/2031    1,375,103
  1,000,000   Ford Motor Company                                                           7.450      7/16/2031      916,187
  1,000,000   Ford Motor Credit Company                                                    7.750     11/15/2002    1,034,969
  1,600,000   General Motors Acceptance Corporation                                        6.125      9/15/2006    1,583,595
  1,500,000   Target Corporation                                                           6.350      1/15/2011    1,539,132
              Total Consumer Cyclicals                                                                             6,448,986
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Noncyclicals (0.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    250,000   Aventis SA                                                                   7.750      1/15/2002      250,379
  1,400,000   ConAgra Foods, Inc.                                                          6.000      9/15/2006    1,432,621
  1,200,000   Kraft Foods, Inc.                                                            5.625      11/1/2011    1,163,771
  1,100,000   Kroger Company                                                               7.650      4/15/2007    1,201,643
  1,300,000   Tenet Healthcare Corporation/2/                                              6.375      12/1/2011    1,257,290
              Total Consumer Noncyclicals                                                                          5,305,704
---------------------------------------------------------------------------------------------------------------------------------------

Energy (0.7%)
---------------------------------------------------------------------------------------------------------------------------------------
   $325,000   Baker Hughes, Inc. Notes                                                     8.000%     5/15/2004     $354,795
    900,000   Burlington Resources, Inc./2/                                                6.500      12/1/2011      877,863
    250,000   Devon Energy Group                                                          10.125     11/15/2009      288,989
  1,400,000   Texaco Capital, Inc.                                                         8.500      2/15/2003    1,491,327
  2,035,000   Union Pacific Resources Group, Inc.                                          6.750      5/15/2008    2,092,078
              Total Energy                                                                                         5,105,052
---------------------------------------------------------------------------------------------------------------------------------------

Finance (2.8%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,000,000   Allstate Corporation                                                         6.750      5/15/2018      982,430
    250,000   Associates Corporation of North America                                      6.250      11/1/2008      255,293
    375,000   Associates Corporation of North America                                      6.000      12/1/2002      386,145
    500,000   Bank of America Corporation                                                  6.625       8/1/2007      523,142
    300,000   BB&T Corporation                                                             6.500       8/1/2011      302,958
  2,000,000   Cabot Industrial Properties, L.P.                                            7.125       5/1/2004    2,089,650
  1,150,000   Camden Property Trust                                                        7.000      4/15/2004    1,199,068
    500,000   CIT Group Holdings, Inc.                                                     6.375      10/1/2002      514,611
  2,000,000   Citicorp                                                                     6.375     11/15/2008    2,031,126
  1,250,000   Countrywide Home Loans, Inc.                                                 6.935      7/16/2007    1,315,189
  1,500,000   EOP Operating, L.P.                                                          6.625      2/15/2005    1,552,836
  2,000,000   Fleet Financial Group, Inc.                                                  6.500      3/15/2008    2,043,214
    250,000   Household Finance Corporation                                                7.250      7/15/2003      264,776
  1,500,000   Household Finance Corporation                                                6.400      6/17/2008    1,488,309
  1,000,000   Lehman Brothers Holdings, Inc.                                               6.250      5/15/2006    1,024,383
  1,000,000   Merrill Lynch & Company, Inc.                                                6.000      2/17/2009      995,815
  1,300,000   Nationsbank Corporation                                                      7.250     10/15/2025    1,338,760
    250,000   Norwest Financial, Inc.                                                      7.000      1/15/2003      260,826
  2,000,000   ProLogis Trust                                                               7.000      10/1/2003    2,089,132
              Total Finance                                                                                       20,657,663
---------------------------------------------------------------------------------------------------------------------------------------

Non Corporate (1.3%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,500,000   Canadian Government                                                          5.250      11/5/2008    1,506,039
  1,500,000   Export-Import Bank of Korea                                                  6.500     11/15/2006    1,555,677
  1,200,000   Inter-American Development Bank                                              5.375     11/18/2008    1,198,584
  1,000,000   International Bank for Reconstruction and Development                        5.625      3/17/2003    1,036,986
  1,000,000   Ontario Hydro                                                                7.450      3/31/2013    1,118,739
    250,000   Petro-Canada, Ltd.                                                           8.600      1/15/2010      296,226
    500,000   Province of Newfoundland                                                     8.650     10/22/2022      619,460
  1,800,000   United Mexican States                                                        9.875      1/15/2007    2,038,500
              Total Non Corporate                                                                                  9,370,211
---------------------------------------------------------------------------------------------------------------------------------------

Other (0.1%)
---------------------------------------------------------------------------------------------------------------------------------------
   $500,000   Johnson Controls, Inc.                                                       7.125%     7/15/2017     $500,907
              Total Other                                                                                            500,907
---------------------------------------------------------------------------------------------------------------------------------------

Pass Through Securities (11.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    614,864   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.500       9/1/2014      643,998
     68,761   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.500       8/1/2010       72,251
    169,624   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000       8/1/2012      176,423
     67,615   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000      11/1/2010       70,565
  1,828,344   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       7/1/2016    1,866,968
    701,594   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       6/1/2014      715,856
    477,399   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       8/1/2013      488,271
    242,829   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500      11/1/2012      248,833
    101,211   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       4/1/2009      104,602
    707,288   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       4/1/2014      713,543
    723,204   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       4/1/2014      730,830
    721,247   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       2/1/2014      727,625
    289,029   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       5/1/2012      292,751
    725,647   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.500       4/1/2014      721,024
     25,257   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              9.000       4/1/2025       27,313
    450,771   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              9.000      11/1/2024      488,327
    106,035   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.500       7/1/2027      113,473
     27,102   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.500       9/1/2025       29,138
    386,887   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       8/1/2030      405,573
    115,026   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000      10/1/2027      121,334
    304,388   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       6/1/2027      321,083
     61,871   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       3/1/2027       65,376
     52,906   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000      11/1/2026       55,903
     63,855   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       1/1/2026       67,535
    116,425   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       6/1/2012      122,476
    593,164   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       1/1/2030      612,245
    615,863   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      11/1/2029      636,718
    165,909   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       5/1/2028      172,117
    215,025   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      12/1/2027      223,071
    174,301   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      11/1/2027      180,823
    147,647   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       4/1/2027      153,172
     68,858   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       1/1/2027       71,567
     71,321   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       8/1/2026       74,128
     37,567   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       7/1/2026       39,045
     38,876   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      11/1/2025       40,429
  1,763,087   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2031    1,797,247
    973,914   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       1/1/2030      992,991
    693,889   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000      10/1/2029      707,807
    649,722   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       9/1/2029      662,753
    712,416   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2029      726,705
    325,322   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000      10/1/2028      332,514
    442,952   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       7/1/2028      452,745
    356,583   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       3/1/2028      364,467
    208,853   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       9/1/2027      213,588
    252,878   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2027      258,611
    215,252   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       2/1/2027      220,132
    127,383   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2026      130,346
     85,218   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       9/1/2025       87,317
    520,180   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       2/1/2011      542,874
    770,319   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       8/1/2029      774,354
    817,325   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2029      821,606
    789,472   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2029      793,608
    802,349   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       4/1/2029      806,552
    744,455   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       3/1/2029      748,768
    735,461   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       1/1/2029      739,723
    656,674   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       1/1/2029      660,478
    785,007   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      11/1/2028      789,555
    730,690   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       6/1/2028      734,924
    325,732   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      12/1/2027      327,945
    287,871   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       2/1/2027      289,827
    113,361   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       5/1/2026      114,375
    119,689   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       4/1/2024      121,062
    829,586   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       5/1/2029      817,934
    807,205   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       3/1/2029      795,867
    148,049   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       7/1/2026      146,455
    664,937   Federal Home Loan Mortgage Corporation Gold 7-Yr. Balloon                    6.000       4/1/2006      675,351
     20,871   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 9.000       4/1/2010       22,228
     17,798   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 9.000       4/1/2010       18,955
     54,438   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 8.000       5/1/2011       57,192
    613,455   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 7.500       4/1/2015      641,649
     61,279   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 7.500       7/1/2011       64,412
    275,041   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 7.000      12/1/2012      285,682
    409,198   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 7.000      10/1/2012      425,029
     84,878   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 7.000       6/1/2011       88,342
    671,747   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 6.500       6/1/2013      686,364
    213,508   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 6.500       7/1/2012      218,554
    565,351   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 6.500       5/1/2012      578,713
     77,209   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 6.500       7/1/2011       79,288
    806,302   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 6.000      12/1/2013      815,816
    403,385   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 6.000       3/1/2013      407,101
     77,714   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 6.000       2/1/2011       78,810
    666,761   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 5.500      12/1/2013      661,521
     44,800   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                10.500       8/1/2020       50,397
     35,908   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 9.500       4/1/2025       39,574
     67,469   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 9.000       9/1/2026       72,767
    445,255   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.500       4/1/2030      474,140
     32,578   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.500      10/1/2029       34,691
     27,375   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.500       5/1/2026       29,382
     47,720   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.500      11/1/2025       51,398
    348,191   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.000      12/1/2027      367,200
    539,156   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.000       9/1/2027      568,592
     44,706   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.000       7/1/2027       47,147
     50,529   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.000      11/1/2026       53,379
     41,856   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.000       8/1/2026       44,217
     37,546   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.000       1/1/2026       39,701
    323,046   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       3/1/2030      333,719
    397,287   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       8/1/2030      410,414
  1,740,246   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       8/1/2029    1,800,836
    394,382   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       3/1/2029      409,527
    262,293   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500      12/1/2027      272,366
    290,945   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       8/1/2027      302,118
     89,749   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       5/1/2027       93,195
     56,597   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       2/1/2027       58,876
     44,835   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500      12/1/2026       46,641
     20,191   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       9/1/2026       21,004
    462,449   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       8/1/2026      481,069
     69,262   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       7/1/2026       72,051
     78,661   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       9/1/2025       81,868
     54,577   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500      10/1/2024       56,928
    690,579   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000      11/1/2029      704,850
    738,601   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000      11/1/2029      753,864
    751,693   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       7/1/2029      767,226
    753,450   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       2/1/2029      770,572
    469,886   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000      11/1/2028      480,564
     97,645   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000      11/1/2028       99,864
    646,793   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       8/1/2028      661,492
    453,243   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       2/1/2028      463,795
    206,735   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000      10/1/2027      211,548
    217,704   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       7/1/2027      222,772
    186,474   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       3/1/2027      190,931
    124,814   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       1/1/2027      127,798
     90,840   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000      11/1/2026       93,011
     80,358   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       3/1/2026       82,279
     62,982   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       1/1/2026       64,573
    995,652   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500      12/1/2031      997,270
    983,647   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500      10/1/2031      985,245
  1,972,851   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       7/1/2031    1,976,057
  1,062,591   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       5/1/2031    1,064,318
    842,276   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       8/1/2029      845,961
    804,868   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       7/1/2029      808,390
    784,616   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       6/1/2029      788,050
    862,953   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       6/1/2029      866,729
    712,338   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500      11/1/2028      715,912
    602,375   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500      11/1/2028      605,398
    698,664   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500      10/1/2028      702,170
    743,971   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       8/1/2028      747,704
    519,357   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       7/1/2028      521,963
    627,035   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       3/1/2028      630,182
    687,614   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       2/1/2028      691,663
    255,922   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       7/1/2027      257,429
    126,364   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       4/1/2026      127,397
    122,691   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       2/1/2026      123,694
  1,509,677   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000       5/1/2031    1,478,256
    873,630   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000       4/1/2031      855,447
    888,093   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000      11/1/2029      874,722
    823,816   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000       7/1/2029      811,413
    813,232   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000       3/1/2029      800,989
    639,289   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000      12/1/2028      629,622
    730,177   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000       7/1/2028      719,136
    155,389   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000       5/1/2026      153,552
    717,686   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000      11/1/2013      724,297
    112,101   Federal National Mortgage Association Conventional 7-Yr. Balloon             7.000       6/1/2004      115,444
     77,377   Federal National Mortgage Association Conventional 7-Yr. Balloon             6.500      11/1/2003       79,187
    142,940   Federal National Mortgage Association Conventional 7-Yr. Balloon             6.000      12/1/2003      145,411
     76,139   Government National Mortgage Association 15-Yr. Pass Through                 7.500      7/15/2011       80,398
    223,838   Government National Mortgage Association 15-Yr. Pass Through                 7.000      4/15/2012      233,886
    129,048   Government National Mortgage Association 15-Yr. Pass Through                 6.500      6/15/2011      133,184
     64,794   Government National Mortgage Association 15-Yr. Pass Through                 6.500      5/15/2009       67,187
    878,158   Government National Mortgage Association 15-Yr. Pass Through                 6.000      7/15/2014      890,538
    117,615   Government National Mortgage Association 15-Yr. Pass Through                 6.000      4/15/2011      120,039
     83,594   Government National Mortgage Association 30-Yr. Pass Through                 9.500      1/15/2025       93,161
     23,204   Government National Mortgage Association 30-Yr. Pass Through                 9.500     12/15/2024       25,896
     66,311   Government National Mortgage Association 30-Yr. Pass Through                 9.000     12/15/2026       71,590
     21,104   Government National Mortgage Association 30-Yr. Pass Through                 9.000      8/15/2026       22,785
    191,145   Government National Mortgage Association 30-Yr. Pass Through                 9.000      3/15/2025      207,122
    539,203   Government National Mortgage Association 30-Yr. Pass Through                 8.500      9/15/2029      576,803
     32,793   Government National Mortgage Association 30-Yr. Pass Through                 8.500     11/15/2026       35,176
     34,188   Government National Mortgage Association 30-Yr. Pass Through                 8.500      7/15/2026       36,673
     99,666   Government National Mortgage Association 30-Yr. Pass Through                 8.500      6/15/2026      106,909
    547,593   Government National Mortgage Association 30-Yr. Pass Through                 8.000      5/15/2030      573,171
    297,640   Government National Mortgage Association 30-Yr. Pass Through                 8.000      3/15/2028      312,927
    142,055   Government National Mortgage Association 30-Yr. Pass Through                 8.000      8/15/2027      149,673
    119,008   Government National Mortgage Association 30-Yr. Pass Through                 8.000      6/20/2027      124,802
    121,064   Government National Mortgage Association 30-Yr. Pass Through                 8.000     11/15/2026      127,989
    324,706   Government National Mortgage Association 30-Yr. Pass Through                 8.000      9/15/2026      343,278
     30,135   Government National Mortgage Association 30-Yr. Pass Through                 8.000      4/15/2026       31,859
     41,291   Government National Mortgage Association 30-Yr. Pass Through                 8.000      6/15/2025       43,716
    592,578   Government National Mortgage Association 30-Yr. Pass Through                 7.500      1/15/2030      613,379
    583,344   Government National Mortgage Association 30-Yr. Pass Through                 7.500      8/15/2029      605,025
    658,408   Government National Mortgage Association 30-Yr. Pass Through                 7.500      7/15/2028      683,816
    253,687   Government National Mortgage Association 30-Yr. Pass Through                 7.500     11/15/2027      263,814
    428,436   Government National Mortgage Association 30-Yr. Pass Through                 7.500      4/15/2027      445,539
    116,996   Government National Mortgage Association 30-Yr. Pass Through                 7.500      1/15/2027      121,666
     84,332   Government National Mortgage Association 30-Yr. Pass Through                 7.500     10/15/2026       87,809
    122,494   Government National Mortgage Association 30-Yr. Pass Through                 7.500     10/15/2026      127,545
     99,159   Government National Mortgage Association 30-Yr. Pass Through                 7.500      5/15/2026      103,247
     52,346   Government National Mortgage Association 30-Yr. Pass Through                 7.500      4/15/2026       54,504
     76,798   Government National Mortgage Association 30-Yr. Pass Through                 7.500      8/15/2025       80,047
  1,262,482   Government National Mortgage Association 30-Yr. Pass Through                 7.000      9/15/2031    1,291,202
    757,253   Government National Mortgage Association 30-Yr. Pass Through                 7.000      6/15/2029      774,731
    856,969   Government National Mortgage Association 30-Yr. Pass Through                 7.000      4/15/2029      876,749
    758,625   Government National Mortgage Association 30-Yr. Pass Through                 7.000      7/15/2028      776,194
    534,209   Government National Mortgage Association 30-Yr. Pass Through                 7.000     11/15/2027      547,311
    117,958   Government National Mortgage Association 30-Yr. Pass Through                 7.000     11/15/2027      120,851
    545,411   Government National Mortgage Association 30-Yr. Pass Through                 7.000     10/15/2027      558,788
     17,227   Government National Mortgage Association 30-Yr. Pass Through                 7.000     10/15/2027       17,649
    496,860   Government National Mortgage Association 30-Yr. Pass Through                 7.000      6/15/2026      509,679
    134,270   Government National Mortgage Association 30-Yr. Pass Through                 7.000      5/15/2026      137,734
    267,280   Government National Mortgage Association 30-Yr. Pass Through                 7.000      4/15/2026      274,176
    263,229   Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2026      270,020
    121,805   Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2026      124,947
    823,335   Government National Mortgage Association 30-Yr. Pass Through                 6.500      4/15/2029      827,638
    755,659   Government National Mortgage Association 30-Yr. Pass Through                 6.500      3/15/2029      759,609
    764,112   Government National Mortgage Association 30-Yr. Pass Through                 6.500      1/15/2029      768,106
    708,907   Government National Mortgage Association 30-Yr. Pass Through                 6.500      9/15/2028      712,989
    611,152   Government National Mortgage Association 30-Yr. Pass Through                 6.500      7/15/2028      614,671
    364,929   Government National Mortgage Association 30-Yr. Pass Through                 6.500     10/15/2027      367,633
    131,235   Government National Mortgage Association 30-Yr. Pass Through                 6.500      3/15/2026      132,442
    869,022   Government National Mortgage Association 30-Yr. Pass Through                 6.000      6/15/2029      853,869
    809,682   Government National Mortgage Association 30-Yr. Pass Through                 6.000     12/15/2028      796,542
    157,795   Government National Mortgage Association 30-Yr. Pass Through                 6.000      5/15/2026      155,806
              Total Pass Through Securities                                                                       87,088,356
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Technology (0.2%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,300,000   Compaq Computer Corporation                                                  6.200      5/15/2003    1,317,441
    500,000   International Business Machines Corporation                                  7.500      6/15/2013      557,940
              Total Technology                                                                                     1,875,381
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Transportation (0.6%)
---------------------------------------------------------------------------------------------------------------------------------------
  2,200,000   Delta Air Lines, Inc.                                                        6.619      3/18/2011    2,170,630
    500,000   Hertz Corporation                                                            7.000       7/1/2004      512,055
  2,000,000   Union Pacific Corporation                                                    6.340     11/25/2003    2,071,078
              Total Transportation                                                                                 4,753,763
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U.S. Government Securities (9.6%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,020,000   Federal Home Loan Bank                                                       6.625      8/27/2007    1,101,354
  1,000,000   Federal Home Loan Bank                                                       5.925       4/9/2008    1,039,533
    500,000   Federal Home Loan Bank                                                       5.865       6/2/2003      521,560
    500,000   Federal Home Loan Mortgage Corporation                                       7.375      5/15/2003      531,596
  2,000,000   Federal Home Loan Mortgage Corporation                                       6.250      7/15/2004    2,124,394
  1,725,000   Federal Home Loan Mortgage Corporation                                       6.220      3/24/2003    1,802,154
  2,000,000   Federal Home Loan Mortgage Corporation                                       5.000      5/15/2004    2,065,118
  1,330,000   Federal Home Loan Mortgage Corporation                                       5.990      12/1/2003    1,398,547
  1,000,000   Federal National Mortgage Association                                        7.125      1/15/2030    1,112,157
  2,000,000   Federal National Mortgage Association                                        7.120       7/3/2006    2,185,394
  2,000,000   Federal National Mortgage Association                                        6.250       2/1/2011    2,034,270
  1,000,000   Federal National Mortgage Association                                        5.750      6/15/2005    1,047,920
  1,500,000   Federal National Mortgage Association                                        5.625      4/17/2028    1,365,025
  1,000,000   Federal National Mortgage Association                                        5.500       5/2/2006    1,029,584
  1,000,000   Federal National Mortgage Association                                        5.250      1/15/2009      989,969
  1,750,000   Federal National Mortgage Association                                        5.125      2/13/2004    1,809,700
    150,000   Private Export Funding Corporation                                           6.240      5/15/2002      152,270
  1,000,000   Resolution Funding Corporation                                               8.625      1/15/2021    1,266,659
  1,500,000   Student Loan Marketing Association                                           7.300       8/1/2012    1,666,534
  2,000,000   Tennessee Valley Authority                                                   6.375      6/15/2005    2,123,166
    200,000   U.S. Treasury Bonds                                                         10.375     11/15/2012      256,578
    925,000   U.S. Treasury Bonds                                                          8.875      2/15/2019    1,240,944
  1,975,000   U.S. Treasury Bonds                                                          8.500      2/15/2020    2,584,007
  1,850,000   U.S. Treasury Bonds                                                          8.125      8/15/2019    2,335,767
    600,000   U.S. Treasury Bonds                                                          8.000     11/15/2021      759,257
  1,500,000   U.S. Treasury Bonds                                                          7.875      2/15/2021    1,865,565
    250,000   U.S. Treasury Bonds                                                          7.625     11/15/2022      305,996
  1,100,000   U.S. Treasury Bonds                                                          7.500     11/15/2024    1,340,452
    400,000   U.S. Treasury Bonds                                                          7.250      8/15/2022      470,750
  1,750,000   U.S. Treasury Bonds                                                          7.250      5/15/2016    2,023,231
    625,000   U.S. Treasury Bonds                                                          7.125      2/15/2023      727,758
  2,500,000   U.S. Treasury Bonds                                                          6.875      8/15/2025    2,852,343
  1,500,000   U.S. Treasury Bonds                                                          6.250      8/15/2023    1,587,890
  2,325,000   U.S. Treasury Bonds                                                          6.125     11/15/2027    2,445,698
  1,250,000   U.S. Treasury Bonds                                                          5.500      8/15/2028    1,211,083
  1,600,000   U.S. Treasury Notes                                                         11.875     11/15/2003    1,857,000
  1,575,000   U.S. Treasury Notes                                                         10.750      5/15/2003    1,749,601
  1,100,000   U.S. Treasury Notes                                                          9.375      2/15/2006    1,312,092
  1,000,000   U.S. Treasury Notes                                                          7.250      8/15/2004    1,091,991
  1,200,000   U.S. Treasury Notes                                                          7.250      5/15/2004    1,304,436
  2,375,000   U.S. Treasury Notes                                                          7.000      7/15/2006    2,631,424
  2,000,000   U.S. Treasury Notes                                                          6.875      5/15/2006    2,204,060
  2,000,000   U.S. Treasury Notes                                                          6.500      2/15/2010    2,197,186
   $875,000   U.S. Treasury Notes                                                          6.500%    10/15/2006     $952,963
  2,000,000   U.S. Treasury Notes                                                          5.875     11/15/2005    2,124,686
  2,000,000   U.S. Treasury Notes                                                          5.500      5/15/2009    2,072,576
  3,000,000   U.S. Treasury Notes                                                          3.500     11/15/2006    2,891,949
              Total U.S. Government Securities                                                                    71,764,187
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Utilities (0.9%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,000,000   Calpine Canada Energy Finance ULC                                            8.500       5/1/2008      914,623
    250,000   Columbia Energy Group                                                        7.320     11/28/2010      245,531
  2,000,000   El Paso Corporation                                                          7.000      5/15/2011    1,980,350
    600,000   FirstEnergy Corporation                                                      6.450     11/15/2011      585,396
  1,500,000   Niagara Mohawk Power Corporation                                             7.750      10/1/2008    1,603,595
  1,000,000   Public Service Electric & Gas Company                                        6.375       5/1/2008    1,000,297
    500,000   Texas Utilities Company First Mortgage Bonds                                 8.250       4/1/2004      536,427
              Total Utilities                                                                                      6,866,219
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
              Total Long-Term Fixed Income Investments
              (amortized cost basis $249,044,965)                                                                255,486,721
---------------------------------------------------------------------------------------------------------------------------------------

Principal                                                                      Interest          Maturity           Market
Amount         Short-Term Fixed-Income Investments (10.4%)                     Rate/1/             Date              Value
---------------------------------------------------------------------------------------------------------------------------------------
 18,304,000   Alpine Securitization Corporation                               1.950-1.980    1/2/2002-1/9/2002    18,299,976
 11,864,000   American General Finance Corporation                                1.870               1/3/2002    11,862,767
 16,700,000   Eaglefunding Capital Corporation                              1.950-2.150     1/7/2002-1/11/2002    16,691,725
  6,962,000   Gannett Company, Inc.                                               1.849               1/4/2002     6,960,927
 14,189,000   International Business Machines Corporation                         1.850               1/8/2002    14,183,896
  9,473,000   Walgreen Company                                                    1.750              1/15/2002     9,466,553
---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $77,465,844)                               77,465,844
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (99.7%)
                                                (amortized cost basis $751,029,746)                             742,281,794
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (0.3%)                            2,141,140

                                                Net Assets: (100.0%)                                           $744,422,934

* Non-income producing security.
/1/ The interst rate reflects the discount rate at the date of purchase.
/2/ 144A Security.

           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL High Yield Bond Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio strives for high current income and secondarily capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds".

Principal                                                                                Interest    Maturity       Market
Amount    Long-Term Fixed Income Investments (92.7%)                                       Rate        Date         Value
---------------------------------------------------------------------------------------------------------------------------------------
Basic Materials (7.1%)
    200,000   Airgas, Inc.                                                                 9.125      10/1/2011      211,000
    100,000   Avecia Group plc                                                            11.000       7/1/2009       95,500
    150,000   Century Aluminum Company                                                    11.750      4/15/2008      155,250
    100,000   Equistar Chemicals LP                                                       10.125       9/1/2008      100,500
     50,000   Ferro Corporation                                                            9.125       1/1/2009       51,410
    300,000   Hercules, Inc.                                                              11.125     11/15/2007      313,500
    250,000   Huntsman ICI Chemicals LLC                                                  10.125       7/1/2009      240,000
    200,000   ISP Chemco, Inc./2/                                                         10.250       7/1/2011      209,000
    300,000   Lyondell Chemical Company                                                    9.625       5/1/2007      303,000
    100,000   Lyondell Chemical Company/2/                                                 9.500     12/15/2008       99,000
    150,000   MacDermid, Inc.                                                              9.125      7/15/2011      153,750
    150,000   Millennium America, Inc.                                                     9.250      6/15/2008      153,000
    150,000   OM Group, Inc./2/                                                            9.250     12/15/2011      153,000
    200,000   Quebecor Media, Inc.                                                        11.125      7/15/2011      213,500
              Total Basic Materials                                                                                2,451,410
---------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (5.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    600,000   Allied Waste North America, Inc.                                             7.625       1/1/2006      592,500
    200,000   Ball Corporation                                                             7.750       8/1/2006      213,000
    350,000   Building Materials Corporation of America                                    7.750      7/15/2005      294,000
    250,000   Consolidated Container Company LLC                                          10.125      7/15/2009      190,000
    250,000   L-3 Communications Corporation                                              10.375       5/1/2007      267,812
    200,000   Silgan Holdings, Inc.                                                        9.000       6/1/2009      204,000
    100,000   Stone Container Corporation                                                  9.750       2/1/2011      106,250
    100,000   Tembec Industries, Inc.                                                      8.500       2/1/2011      103,500
              Total Capital Goods                                                                                  1,971,062
---------------------------------------------------------------------------------------------------------------------------------------

Communications (31.8%)
---------------------------------------------------------------------------------------------------------------------------------------
    350,000   Adelphia Business Solutions, Inc.                                           12.250       9/1/2004       42,000
     50,000   Adelphia Communications Corporation                                         10.250      11/1/2006       51,000
    250,000   Adelphia Communications Corporation                                          9.875       3/1/2007      247,812
    250,000   American Cellular Corporation                                                9.500     10/15/2009      242,500
    250,000   American Media Operation, Inc.                                              10.250       5/1/2009      252,500
    175,000   American Tower Corporation                                                   5.000      2/15/2010      104,344
     75,000   AT&T Corporation/2/                                                          8.000     11/15/2031       78,493
     70,000   AT&T Wireless Services, Inc.                                                 7.875       3/1/2011       74,831
    500,000   British Sky Broadcasting Group plc                                           7.300     10/15/2006      507,385
    250,000   CanWest Media, Inc.                                                         10.625      5/15/2011      265,937
    250,000   Century Communications Corporation                                           8.750      10/1/2007      232,812
    100,000   Chancellor Media Corporation                                                 8.000      11/1/2008      104,000
    100,000   Charter Communications Holdings LLC                                         10.000       4/1/2009      102,625
    150,000   Charter Communications Holdings LLC                                          8.625       4/1/2009      144,375
    350,000   Charter Communications Holdings LLC                                          8.250       4/1/2007      336,437
    150,000   Citizens Communications Company/2/                                           9.000      8/15/2031      162,891
    500,000   Comcast Cable Communications, Inc.                                           6.200     11/15/2008      492,823
    200,000   Crown Castle International Corporation/5/                                    0.000     11/15/2007      168,000
     75,000   CSC Holdings, Inc.                                                           8.125      8/15/2009       77,034
    300,000   CSC Holdings, Inc.                                                           7.875     12/15/2007      309,123
    450,000   CSC Holdings, Inc.                                                           7.625       4/1/2011      450,620
    300,000   EchoStar Broadband Corporation                                              10.375      10/1/2007      314,250
    300,000   EchoStar DBS Corporation                                                     9.250       2/1/2006      306,000
    300,000   Flag, Ltd.                                                                   8.250      1/30/2008      204,000
    300,000   Fox Sports Networks LLC                                                      8.875      8/15/2007      310,500
    100,000   France Telecom SA/2/                                                         8.500       3/1/2031      114,161
    200,000   Garden State Newspapers, Inc.                                                8.625       7/1/2011      195,000
    225,000   Hollinger International Publishing, Inc.                                     9.250      3/15/2007      223,031
    200,000   Koninklijke (Royal) KPN NV                                                   8.000      10/1/2010      202,690
    200,000   KPNQwest NV                                                                  8.125       6/1/2009      130,000
    150,000   Level 3 Communications, Inc.                                                 9.125       5/1/2008       70,500
    300,000   LIN Television Corporation                                                   8.375       3/1/2008      284,250
    200,000   MasTec, Inc.                                                                 7.750       2/1/2008      167,000
    500,000   McLeodUSA, Inc./5/                                                           0.000       3/1/2007       97,500
    250,000   Mediacom Broadband LLC                                                      11.000      7/15/2013      274,375
    150,000   Metromedia Fiber Network, Inc.                                              10.000     11/15/2008       43,500
    450,000   Nextel Communications, Inc.                                                  9.375     11/15/2009      355,500
    100,000   Nextel Partners, Inc./2/                                                    12.500     11/15/2009       87,500
    350,000   PRIMEDIA, Inc.                                                               8.875      5/15/2011      315,000
     50,000   Qwest Capital Funding, Inc.                                                  7.750      2/15/2031       47,974
     50,000   Qwest Capital Funding, Inc.                                                  7.250      2/15/2011       48,724
    250,000   Renaissance Media Group LLC/5/                                               0.000      4/15/2008      200,000
    500,000   Rogers Cantel, Inc.                                                          9.375       6/1/2008      515,000
    100,000   Rogers Communications, Inc.                                                  8.875      7/15/2007      101,500
    200,000   Rural Cellular Corporation                                                   9.625      5/15/2008      206,000
     75,000   Sinclair Broadcast Group, Inc.                                               9.000      7/15/2007       75,375
    200,000   Sinclair Broadcast Group, Inc./2/                                            8.750     12/15/2011      200,000
    180,000   Sprint Capital Corporation                                                   6.875     11/15/2028      165,425
     85,000   TeleCorp PCS, Inc.                                                          10.625      7/15/2010       98,600
    300,000   Telewest Communications plc/5/                                               0.000      4/15/2009      132,375
    125,000   Time Warner Telecom, Inc.                                                   10.125       2/1/2011      100,312
    250,000   Tritel PCS, Inc.                                                            10.375      1/15/2011      286,250
    150,000   Univision Communications, Inc.                                               7.850      7/15/2011      151,629
    125,000   US Unwired, Inc./5/                                                          0.000      11/1/2009       88,125
    200,000   Williams Communications Group, Inc.                                         10.875      10/1/2009       82,000
    350,000   Worldwide Fiber, Inc./3/                                                    12.000       8/1/2009          437
    360,000   Young Broadcasting, Inc.                                                    10.000       3/1/2011      334,800
              Total Communications                                                                                10,976,825
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Consumer Cyclicals (13.3%)
---------------------------------------------------------------------------------------------------------------------------------------
    150,000   Argosy Gaming Company                                                        9.000       9/1/2011      156,750
     90,000   Cadmus Communications Corporation                                            9.750       6/1/2009       85,612
    350,000   Extended Stay America, Inc.                                                  9.875      6/15/2011      361,375
    150,000   Harrah's Operating Company, Inc.                                             7.875     12/15/2005      155,625
    350,000   Harrah's Operating Company, Inc.                                             7.500      1/15/2009      353,814
    290,000   HMH Properties, Inc.                                                         7.875       8/1/2005      275,500
    350,000   Horseshoe Gaming Holding Corporation                                         8.625      5/15/2009      361,375
    100,000   International Game Technology                                                8.375      5/15/2009      105,250
    250,000   International Game Technology                                                7.875      5/15/2004      257,812
    250,000   John Q. Hammons Hotels, Inc.                                                 9.750      10/1/2005      247,812
    125,000   Lear Corporation                                                             7.960      5/15/2005      126,766
    250,000   Mandalay Resort Group/2/                                                     9.375      2/15/2010      249,062
     75,000   Mandalay Resort Group                                                        9.250      12/1/2005       75,375
    250,000   Mandalay Resort Group                                                        7.000     11/15/2036      221,123
    100,000   Mandalay Resort Group                                                        6.700     11/15/2096       98,527
    300,000   MGM Mirage, Inc.                                                             9.750       6/1/2007      314,250
    350,000   Mirage Resorts, Inc.                                                         7.250     10/15/2006      344,607
    350,000   Park Place Entertainment Corporation                                         8.875      9/15/2008      356,562
    250,000   R.H. Donnelley, Inc.                                                         9.125       6/1/2008      257,812
    200,000   Station Casinos, Inc.                                                        8.875      12/1/2008      196,000
              Total Consumer Cyclicals                                                                             4,601,009
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Noncyclicals (6.5%)
---------------------------------------------------------------------------------------------------------------------------------------
    100,000   Amerisource Bergen Corporation/2/                                            8.125       9/1/2008      102,500
    250,000   Beverly Enterprises, Inc.                                                    9.000      2/15/2006      255,000
    250,000   Constellation Brands, Inc.                                                   8.500       3/1/2009      251,250
     50,000   Dimon, Inc./2/                                                               9.625     10/15/2011       51,750
    100,000   Extendicare Health Services, Inc.                                            9.350     12/15/2007       94,000
    100,000   HCA, Inc.                                                                    7.250      5/20/2008      102,101
    100,000   HEALTHSOUTH Corporation                                                     10.750      10/1/2008      110,000
    100,000   HEALTHSOUTH Corporation                                                      8.500       2/1/2008      104,000
     50,000   HEALTHSOUTH Corporation/2/                                                   8.375      10/1/2011       51,500
     75,000   Ingles Markets, Inc./2/                                                      8.875      12/1/2011       73,688
    250,000   Mail-Well, Inc.                                                              5.000      11/1/2002      230,625
    250,000   Omnicare, Inc.                                                               8.125      3/15/2011      258,750
    100,000   Owens & Minor, Inc.                                                          8.500      7/15/2011      104,000
    150,000   Physician Sales & Service, Inc.                                              8.500      10/1/2007      150,000
     75,000   Smithfield Foods, Inc./2/                                                    8.000     10/15/2009       77,250
    200,000   Triad Hospitals Holdings, Inc.                                              11.000      5/15/2009      219,000
              Total Consumer Noncyclicals                                                                          2,235,414
---------------------------------------------------------------------------------------------------------------------------------------

Energy (8.9%)
---------------------------------------------------------------------------------------------------------------------------------------
    250,000   Chesapeake Energy Corporation                                                8.500      3/15/2012      245,625
    150,000   Cross Timbers Oil Company                                                    8.750      11/1/2009      156,375
    200,000   Forest Oil Corporation                                                       8.000      6/15/2008      201,000
    250,000   Giant Industries, Inc.                                                       9.750     11/15/2003      245,000
     75,000   Hanover Equipment Trust Series 2001 Class A2                                 8.500       9/1/2008       78,000
    250,000   Key Energy Services, Inc.                                                    8.375       3/1/2008      252,500
    150,000   Newpark Resources, Inc.                                                      8.625     12/15/2007      139,125
    470,000   Pioneer Natural Resources Company                                            9.625       4/1/2010      514,758
    300,000   Pogo Producing Company                                                       8.250      4/15/2011      304,500
    250,000   Pride International, Inc.                                                    9.375       5/1/2007      263,125
    100,000   Pride International, Inc./7/                                                 0.000      4/24/2018       44,125
    150,000   SESI LLC                                                                     8.875      5/15/2011      141,000
     75,000   Stone Energy Corporation/2/                                                  8.250     12/15/2011       76,125
     75,000   Tesoro Petroleum Corporation/2/                                              9.625      11/1/2008       77,813
      2,491   TransTexas Gas Corporation                                                  15.000      3/15/2005        1,320
    300,000   Vintage Petroleum, Inc.                                                      9.000     12/15/2005      307,500
     25,000   Westport Resources Corporation/2/                                            8.250      11/1/2011       25,250
              Total Energy                                                                                         3,073,141
---------------------------------------------------------------------------------------------------------------------------------------

Finance (3.3%)
---------------------------------------------------------------------------------------------------------------------------------------
    100,000   Armkel Finance, Inc./2/                                                      9.500      8/15/2009      105,000
    425,000   FINOVA Group, Inc.                                                           7.500     11/15/2009      178,500
    250,000   Forest City Enterprises, Inc.                                                8.500      3/15/2008      245,000
    200,000   Gemstone Investor, Ltd./2/                                                   7.710     10/31/2004      194,408
     30,000   Golden State Holdings, Inc.                                                  7.000       8/1/2003       30,257
    100,000   Pemex Master Trust/2/                                                        8.000     11/15/2011      100,500
    450,000   Telewest Finance (Jersey), Ltd./2/                                           6.000       7/7/2005      282,375
              Total Finance                                                                                        1,136,040
---------------------------------------------------------------------------------------------------------------------------------------

Non Corporate (0.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    250,000   Mexico Government International Bond                                         8.300      8/15/2031      245,625
              Total Non Corporate                                                                                    245,625
---------------------------------------------------------------------------------------------------------------------------------------

Other (5.0%)
---------------------------------------------------------------------------------------------------------------------------------------
    100,000   Allied Waste North America, Inc.                                             7.875       1/1/2009       98,000
    200,000   Allied Waste North America, Inc./2/                                          8.500      12/1/2008      202,000
    300,000   Cedar Brakes II LLC/2/                                                       9.875       9/1/2013      302,283
    100,000   Compass Minerals Group, Inc./2/                                             10.000      8/15/2011      103,750
    200,000   Dresser, Inc.                                                                9.375      4/15/2011      204,000
    434,120   Rocky River Private Placement/4/                                             8.810      4/14/2007      470,492
    450,000   Solectron Corporation                                                        0.000       5/8/2020      237,938
    100,000   World Color Press, Inc.                                                      7.750      2/15/2009       98,068
              Total Other                                                                                          1,716,531
---------------------------------------------------------------------------------------------------------------------------------------

Technology (0.5%)
---------------------------------------------------------------------------------------------------------------------------------------
    150,000   Fisher Scientific International, Inc.                                        9.000       2/1/2008      153,750
              Total Technology                                                                                       153,750
---------------------------------------------------------------------------------------------------------------------------------------

Transportation (1.6%)
---------------------------------------------------------------------------------------------------------------------------------------
    100,000   American Airlines, Inc./2/                                                   7.858      10/1/2011      101,553
    100,000   Continental Airlines, Inc. Series 2001-1                                     7.373      6/15/2017       87,325
     75,000   Dunlop Standard Aerospace Holdings plc                                      11.875      5/15/2009       75,750
     83,929   JET Equipment TST Series 1995 Class A2                                       7.630      2/15/2015       72,865
    250,000   US Airways, Inc. Series 1993 Class A-2                                       9.625       9/1/2003      196,912
              Total Transportation                                                                                   534,405
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (8.3%)
---------------------------------------------------------------------------------------------------------------------------------------
    500,000   AES Corporation                                                              9.500       6/1/2009      455,000
    150,000   AmeriGas Eagle Finance Corporation                                          10.000      4/15/2006      158,250
    100,000   AmeriGas Eagle Finance Corporation                                           8.875      5/20/2011      103,000
     75,000   BRL Universal Equipment Corporation/2/                                       8.875      2/15/2008       78,000
    150,000   Calpine Canada Energy Finance ULC                                            8.500       5/1/2008      137,194
    100,000   Calpine Corporation                                                          8.625      8/15/2010       90,842
    100,000   Calpine Corporation                                                          8.500      2/15/2011       90,997
    400,000   Calpine Corporation                                                          7.625      4/15/2006      359,668
    500,000   CMS Energy Corporation                                                       7.500      1/15/2009      489,424
    250,000   Ferrellgas Partners, L.P.                                                    9.375      6/15/2006      251,875
     75,000   Ipalco Enterprises, Inc./2/                                                  7.625     11/14/2011       71,158
    250,000   Leviathan Finance Corporation                                               10.375       6/1/2009      265,000
     50,000   Mission Energy Holding Company                                              13.500      7/15/2008       54,500
    120,000   PSEG Energy Holdings, Inc.                                                  10.000      10/1/2009      128,380
    150,000   WCG Note Trust/WCG Note Corporation/2/                                       8.250      3/15/2004      145,438
              Total Utilities                                                                                      2,878,726
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
              Total Long-Term Fixed-Income Investments
              (amortized cost basis $33,278,708)                                                                  31,973,938
---------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Market
    Shares     Common Stocks (0.1%)                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------------------
     36,024   Abraxas Petroleum Corporation*                                                                         $47,552
        278   Orion Refining Corporation *                                                                                 0
          1   Pathmark Stores, Inc.*                                                                                      25
        308   TransTexas Gas Corporation*                                                                                431
---------------------------------------------------------------------------------------------------------------------------------------
              Total Common Stocks
              (cost basis $56,181)                                                                                    48,008
---------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Market
---------------------------------------------------------------------------------------------------------------------------------------
     Shares   Preferred Stocks (2.0%)                                                                               Value
---------------------------------------------------------------------------------------------------------------------------------------
        700   Fresenius Medical Care Capital Trust II                                                               $701,750
      3,763   TransTexas Gas Corporation*                                                                                188
---------------------------------------------------------------------------------------------------------------------------------------
              Total Preferred Stocks
              (cost basis $673,415)                                                                                  701,938
---------------------------------------------------------------------------------------------------------------------------------------

Principal                                                                               Interest     Maturity       Market
    Amount    Short-Term Investments (3.0%)                                              Rate/1/       Date          Value
---------------------------------------------------------------------------------------------------------------------------------------
   $722,573   Fidelity Domestic Portfolio Class III                                       1.790%         N/A        $722,573
    300,000   General Electric Capital Corporation                                       1.809        3/27/2002      298,725
---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $1,021,298)                                  1,021,298
---------------------------------------------------------------------------------------------------------------------------------------

                                                Total Investments  (97.8%)
                                                (amortized cost basis $35,029,602)                                33,745,182
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (2.2%)                               753,844

                                                Net Assets: (100.0%)                                             $34,499,026
* Non income-producing security.

/1/ The interest rate reflects the discount rate at the date of purchase.

/2/ 144A Security.

/3/ Security in default.

/4/ Illiquid security valued at fair value.

/5/ Step Coupon Bond.

/7/ Convertible bond.
           See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                            AAL Bond Index Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio strives for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities comprising the Index.

 Principal                                                                                Interest    Maturity      Market
     Amount   Long-Term Fixed Income Investments (97.2%)                                     Rate        Date        Value
---------------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities (4.9%)
---------------------------------------------------------------------------------------------------------------------------------------
   $250,000   American Express Master Trust Series 1998-1 Class A                          5.900%     4/15/2004     $259,069
    250,000   Chase Credit Card Master Trust Series 1997-5 Class A                         6.194      8/15/2005      257,887
  1,000,000   Citibank Credit Card Issuance Trust Series 2001-A8 Class A8                  4.100      12/7/2006      992,510
    300,000   Citibank Credit Issuance Trust Series 2001-A6 Class A6                       5.650      6/16/2008      306,831
    200,000   Countrywide Asset Backed Certificates Series 2001-1 Class AF2                5.846      7/25/2020      203,710
    900,000   Ford Credit Auto Owner Trust Series 2001-B Class A4                          5.120     10/15/2004      922,289
    117,378   Green Tree Financial Corporation Series 1998-1 Class A6                      6.330      11/1/2029      120,265
    250,000   NationsBank Credit Card Master Trust Series 1993-2 Class A                   6.000     12/15/2005      261,139
    250,000   PECO Energy Transition Trust Series 1999-A Class A6                          6.050       3/1/2009      258,996
    200,000   Residential Asset Securities Corporation Series 2000-KS5 Class AI2           6.935     10/25/2020      204,029
    600,000   Residential Asset Securities Corporation Series 2001-KS3 Class AI2           4.790     10/25/2019      605,261
    442,000   Vanderbilt Mortgage Finance Series 2000-A Class IA3                          7.820      11/7/2017      476,228
              Total Asset Backed Securities                                                                        4,868,214
---------------------------------------------------------------------------------------------------------------------------------------

Basic Materials (0.8%)
---------------------------------------------------------------------------------------------------------------------------------------
    200,000   International Paper Company                                                  6.750       9/1/2011      202,238
    300,000   Potash Corporation of Saskatchewan, Inc.                                     7.750      5/31/2011      317,580
    300,000   Praxair, Inc.                                                                6.500       3/1/2008      309,474
              Total Basic Materials                                                                                  829,292
---------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (1.5%)
---------------------------------------------------------------------------------------------------------------------------------------
    400,000   Boeing Capital Corporation                                                   5.650      5/15/2006      399,524
    250,000   Caterpillar, Inc.                                                            9.000      4/15/2006      287,377
    250,000   Hanson Overseas BV                                                           6.750      9/15/2005      258,797
    300,000   Raytheon Company                                                             6.150      11/1/2008      297,998
    300,000   Tyco International Group SA                                                  6.875      1/15/2029      287,800
              Total Capital Goods                                                                                  1,531,496
---------------------------------------------------------------------------------------------------------------------------------------

Commercial Mortgage-Backed Securities (3.0%)
---------------------------------------------------------------------------------------------------------------------------------------
    235,796   Bear Stearns Commercial Mortgage Securities Series 1999-C1
              Class A1                                                                     5.910      2/14/2031      241,820
    231,238   Bear Stearns Commercial Mortgage Securities Series 2000-WF2
              Class A1                                                                     7.110     10/15/2032      245,247
    265,000   CS First Boston Mortgage Securities Corporation Series 1998-C1
              Class A1B                                                                    6.480      5/17/2040      273,201
    834,964   Morgan Stanley Capital I, Inc. Series 1998-WF1 Class A1                      6.250      3/15/2030      869,159
    500,000   Morgan Stanley Capital I, Inc. Series 1998-WF1 Class A2                      6.550      3/15/2030      520,163
    380,971   Morgan Stanley Capital I, Inc. Series 1999-FNV1 Class A1                     6.120      3/15/2031      393,052
Commercial Mortgage-Backed Securities--continued
---------------------------------------------------------------------------------------------------------------------------------------
   $450,000   Nationslink Funding Corporation Series 1999-1 Class A2                       6.316%     1/20/2031     $461,744
              Total Commercial Mortgage-Backed Securities                                                          3,004,386
---------------------------------------------------------------------------------------------------------------------------------------

Communications (3.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    400,000   Cingular Wireless/2/                                                         6.500     12/15/2011      405,262
    550,000   Clear Channel Communications, Inc.                                           7.875      6/15/2005      582,878
    500,000   Cox Radio, Inc.                                                              6.250      5/15/2003      512,478
    500,000   Lenfest Communications, Inc.                                                 7.625      2/15/2008      527,995
    250,000   Pacific Bell                                                                 7.125      3/15/2026      261,118
    400,000   Qwest Capital Funding, Inc.                                                  7.625       8/3/2021      381,549
    250,000   Sprint Capital Corporation                                                   6.375       5/1/2009      244,293
    300,000   Verizon Global Funding Corporation                                           7.750      12/1/2030      333,897
    400,000   WorldCom, Inc.                                                               7.750       4/1/2007      421,853
              Total Communications                                                                                 3,671,323
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (1.9%)
---------------------------------------------------------------------------------------------------------------------------------------
    400,000   AOL Time Warner, Inc.                                                        7.625      4/15/2031      423,108
    500,000   Ford Motor Company                                                           7.450      7/16/2031      458,094
    600,000   General Motors Acceptance Corporation                                        7.500      7/15/2005      630,762
    400,000   Target Corporation                                                           6.350      1/15/2011      410,435
              Total Consumer Cyclicals                                                                             1,922,399
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Noncyclicals (2.0%)
---------------------------------------------------------------------------------------------------------------------------------------
    300,000   ConAgra Foods, Inc.                                                          6.000      9/15/2006      306,990
    250,000   Kimberly-Clark Corporation                                                   6.375       1/1/2028      245,610
    400,000   Kraft Foods, Inc.                                                            5.625      11/1/2011      387,924
    300,000   Kroger Company                                                               7.650      4/15/2007      327,721
    305,000   Safeway, Inc.                                                                7.500      9/15/2009      330,244
    400,000   Tenet Healthcare Corporation/2/                                              6.375      12/1/2011      386,858
              Total Consumer Noncyclicals                                                                          1,985,347
---------------------------------------------------------------------------------------------------------------------------------------

Energy (1.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    200,000   Anadarko Finance Company                                                     6.750       5/1/2011      203,790
    500,000   Burlington Resources Finance Company/2/                                      6.500      12/1/2011      487,701
    500,000   Union Pacific Resources Group, Inc.                                          6.750      5/15/2008      514,024
              Total Energy                                                                                         1,205,515
---------------------------------------------------------------------------------------------------------------------------------------

Finance (7.6%)
---------------------------------------------------------------------------------------------------------------------------------------
    310,000   Allstate Corporation                                                         7.200%     12/1/2009     $328,225
    250,000   Associates Corporation of North America                                      6.250      11/1/2008      255,293
    250,000   Avalon Properties, Inc.                                                      6.625      1/15/2005      261,412
    200,000   Avalonbay Communities, Inc.                                                  6.500      1/15/2005      208,061
    400,000   BB&T Corporation                                                             6.500       8/1/2011      403,944
    500,000   Cabot Industrial Properties, L.P.                                            7.125       5/1/2004      522,412
    250,000   CitiFinancial Credit Company                                                 6.625     11/15/2006      264,671
    300,000   Citigroup, Inc.                                                              7.250      10/1/2010      321,505
    400,000   Countrywide Home Loans, Inc.                                                 5.500       8/1/2006      399,171
    250,000   EOP Operating, L.P.                                                          6.625      2/15/2005      258,806
    500,000   First Union National Bank                                                    7.800      8/18/2010      548,946
    300,000   Heller Financial, Inc.                                                       7.375      11/1/2009      328,396
    600,000   Household Finance Corporation                                                6.400      6/17/2008      595,324
    300,000   Lehman Brothers Holdings, Inc.                                               6.250      5/15/2006      307,315
    300,000   Mack-Cali Realty, L.P.                                                       7.000      3/15/2004      312,439
    250,000   Merrill Lynch & Company, Inc.                                                6.000      2/17/2009      248,954
    300,000   Morgan Stanley Dean Witter & Company                                         6.100      4/15/2006      309,154
    300,000   NationsBank Corporation                                                      7.250     10/15/2025      308,944
    300,000   PNC Funding Corporation                                                      6.875      7/15/2007      316,947
    600,000   ProLogis Trust                                                               7.000      10/1/2003      626,740
    250,000   Wells Fargo & Company                                                        7.250      8/24/2005      270,118
    150,000   Wellsford Residential Property Trust                                         9.375       2/1/2002      150,728
              Total Finance                                                                                        7,547,505
---------------------------------------------------------------------------------------------------------------------------------------

Non Corporate (3.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    250,000   African Development Bank                                                     6.875     10/15/2015      265,882
    350,000   Canadian Government                                                          5.250      11/5/2008      351,409
    500,000   Export-Import Bank of Korea                                                  6.500     11/15/2006      518,559
    400,000   International Bank for Reconstruction and Development                        5.000      3/28/2006      403,246
    250,000   Province of Nova Scotia                                                      7.250      7/27/2013      276,173
    250,000   Province of Ontario                                                          6.000      2/21/2006      260,362
    300,000   Province of Quebec                                                           7.500      7/15/2023      331,823
    300,000   Republic of Italy                                                            7.250       2/7/2005      322,847
    400,000   United Mexican States                                                        9.875      1/15/2007      453,000
              Total Non Corporate                                                                                  3,183,301
---------------------------------------------------------------------------------------------------------------------------------------

Pass Through Securities (32.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     95,448   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.500      12/1/2009      100,333
    265,183   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000      10/1/2014      274,776
     39,238   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000       1/1/2011       40,950
    405,584   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       3/1/2016      413,217
    113,842   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       1/1/2013      116,435
    145,526   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500      10/1/2012      149,124
    722,557   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       9/1/2016      725,807
    372,141   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       4/1/2014      376,065
    182,272   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       9/1/2013      184,194
    584,070   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.500       7/1/2016      575,674
    364,646   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.500       3/1/2014      362,323
     94,864   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.500      11/1/2025      101,992
     42,591   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       1/1/2026       45,046
    438,530   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      11/1/2029      453,380
    448,794   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      10/1/2029      463,991
     79,101   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      10/1/2027       82,061
     83,452   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       7/1/2027       86,736
     54,799   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       8/1/2025       56,989
    469,965   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       9/1/2031      479,071
    441,769   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       6/1/2031      450,328
    445,585   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       6/1/2031      454,219
    366,693   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       2/1/2031      373,875
    325,492   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       7/1/2029      332,020
    129,753   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2028      132,621
    271,905   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       8/1/2027      278,069
    110,003   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       4/1/2027      112,497
     65,877   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       6/1/2026       67,409
    138,499   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2024      142,247
    949,062   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      10/1/2031      951,374
    493,335   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2031      494,537
    480,622   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       5/1/2031      481,793
    589,770   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       5/1/2031      591,206
    395,695   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2029      397,768
    181,913   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       2/1/2029      182,967
    182,234   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      12/1/2028      183,290
    201,795   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      10/1/2028      202,964
    168,351   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2028      169,327
     99,948   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       4/1/2024      101,047
    715,687   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       7/1/2031      701,507
    423,427   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       3/1/2029      417,480
    204,702   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       8/1/2028      201,817
    662,126   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       6/1/2016      665,104
     58,729   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 8.000       7/1/2012       61,668
     57,166   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 7.500       7/1/2011       60,076
     15,403   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 7.000       9/1/2012       15,998
    162,140   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 6.500       6/1/2013      165,668
    129,397   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 6.500      12/1/2012      132,455
    339,297   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 6.000      12/1/2013      342,422
     76,461   Federal National Mortgage Association Conventional 15-Yr.
              Pass Through                                                                 6.000       4/1/2011       77,539
     44,801   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                10.500       8/1/2020       50,397
     98,394   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 9.000      11/1/2027      106,456
     34,856   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 9.000       2/1/2025       37,712
     34,578   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.500      12/1/2025       37,243
    185,422   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.000       4/1/2030      194,316
     46,453   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.000       9/1/2026       49,074
     85,852   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 8.000      12/1/2024       91,070
    284,616   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500      12/1/2030      294,019
    327,944   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500      12/1/2029      339,362
    348,049   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       8/1/2029      360,167
    743,883   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500      11/1/2028      773,834
    102,524   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500      11/1/2027      106,461
     62,019   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       2/1/2027       64,516
     90,364   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.500       1/1/2026       94,047
    333,524   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000      10/1/2029      340,416
    372,955   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       3/1/2029      380,662
    117,720   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000      12/1/2028      120,395
    193,265   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000      10/1/2028      197,657
    105,906   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       1/1/2028      108,372
     76,415   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       3/1/2027       78,242
    111,915   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000       2/1/2026      114,590
    102,708   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 7.000      10/1/2025      105,303
    579,595   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       5/1/2031      580,537
    588,735   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       5/1/2031      589,691
    369,082   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       8/1/2029      370,697
    438,743   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       7/1/2029      440,663
    984,846   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       7/1/2029      989,156
    749,405   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       4/1/2029      752,685
    179,317   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       2/1/2029      180,216
    135,066   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500      10/1/2028      135,744
    163,836   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       9/1/2028      164,659
    174,849   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       8/1/2027      175,879
    122,649   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500       5/1/2026      123,651
    387,249   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.500      11/1/2025      391,306
    978,923   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000       5/1/2031      958,548
    405,621   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000       3/1/2029      399,488
    361,306   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000      12/1/2028      355,842
    180,689   Federal National Mortgage Association Conventional 30-Yr.
              Pass Through                                                                 6.000       5/1/2028      177,957
    173,431   Government National Mortgage Association 15-Yr. Pass Through                 7.000      9/15/2013      180,992
     78,994   Government National Mortgage Association 15-Yr. Pass Through                 6.500      6/15/2009       81,913
     46,301   Government National Mortgage Association 30-Yr. Pass Through                 9.000      9/15/2024       50,323
     41,446   Government National Mortgage Association 30-Yr. Pass Through                 8.500     12/15/2026       44,458
    469,345   Government National Mortgage Association 30-Yr. Pass Through                 8.000     10/15/2030      491,268
    290,259   Government National Mortgage Association 30-Yr. Pass Through                 8.000      4/15/2028      305,166
     75,224   Government National Mortgage Association 30-Yr. Pass Through                 8.000     10/15/2026       79,527
     67,963   Government National Mortgage Association 30-Yr. Pass Through                 8.000      9/15/2026       71,850
    296,937   Government National Mortgage Association 30-Yr. Pass Through                 8.000      7/15/2026      313,921
     48,018   Government National Mortgage Association 30-Yr. Pass Through                 8.000      6/15/2025       50,837
    488,504   Government National Mortgage Association 30-Yr. Pass Through                 7.500      1/15/2031      505,297
    363,996   Government National Mortgage Association 30 Yr. Pass Through                 7.500     11/15/2028      378,042
    102,936   Government National Mortgage Association 30-Yr. Pass Through                 7.500     10/15/2027      107,045
     73,703   Government National Mortgage Association 30-Yr. Pass Through                 7.500      3/15/2027       76,645
    102,061   Government National Mortgage Association 30-Yr. Pass Through                 7.500      3/15/2023      106,728
    679,798   Government National Mortgage Association 30-Yr. Pass Through                 7.000      9/15/2031      695,262
    589,740   Government National Mortgage Association 30-Yr. Pass Through                 7.000      9/15/2031      603,156
    422,302   Government National Mortgage Association 30-Yr. Pass Through                 7.000      4/15/2031      431,908
    156,960   Government National Mortgage Association 30-Yr. Pass Through                 7.000      8/15/2028      160,595
    154,190   Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2028      157,761
    162,954   Government National Mortgage Association 30-Yr. Pass Through                 7.000     11/15/2027      166,951
    443,938   Government National Mortgage Association 30-Yr. Pass Through                 7.000     11/15/2027      454,827
     95,046   Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2024       97,913
    633,716   Government National Mortgage Association 30-Yr. Pass Through                 6.500      7/15/2031      636,607
    389,391   Government National Mortgage Association 30-Yr. Pass Through                 6.500      4/15/2029      391,426
    331,036   Government National Mortgage Association 30-Yr. Pass Through                 6.500      3/15/2029      332,766
    185,663   Government National Mortgage Association 30-Yr. Pass Through                 6.500     12/15/2028      186,733
    178,862   Government National Mortgage Association 30-Yr. Pass Through                 6.500      7/15/2028      179,892
    159,420   Government National Mortgage Association 30-Yr. Pass Through                 6.000      5/15/2026      157,411
              Total Pass Through Securities                                                                       32,357,706
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Technology (0.6%)
    300,000   Compaq Computer Corporation                                                  6.200      5/15/2003      304,025
    300,000   International Business Machines Corporation                                  7.250      11/1/2002      311,149
              Total Technology                                                                                       615,174
---------------------------------------------------------------------------------------------------------------------------------------

Transportation (0.9%)
---------------------------------------------------------------------------------------------------------------------------------------
    400,000   Delta Air Lines, Inc.                                                        6.619      3/18/2011      394,660
    500,000   Union Pacific Corporation                                                    7.000       2/1/2016      519,427
              Total Transportation                                                                                   914,087
---------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities (31.3%)
---------------------------------------------------------------------------------------------------------------------------------------
    415,000   Federal Home Loan Bank                                                       7.250      5/15/2003      440,308
    500,000   Federal Home Loan Bank                                                       6.625      8/27/2007      539,880
    250,000   Federal Home Loan Bank                                                       6.500     11/29/2005      267,201
    700,000   Federal Home Loan Bank                                                       5.925       4/9/2008      727,673
    495,000   Federal Home Loan Bank                                                       5.440     10/15/2003      514,554
    600,000   Federal Home Loan Bank                                                       5.250      8/15/2006      611,018
    500,000   Federal Home Loan Mortgage Corporation                                       7.100      4/10/2007      550,226
    500,000   Federal Home Loan Mortgage Corporation                                       7.000      7/15/2005      543,351
    500,000   Federal Home Loan Mortgage Corporation                                       6.750      5/30/2006      539,619
    300,000   Federal Home Loan Mortgage Corporation                                       6.250     10/15/2002      309,495
    700,000   Federal Home Loan Mortgage Corporation                                       5.750      4/15/2008      721,000
    500,000   Federal Home Loan Mortgage Corporation                                       5.750      7/15/2003      521,852
    475,000   Federal Home Loan Mortgage Corporation                                       5.125     10/15/2008      468,536
    600,000   Federal National Mortgage Association                                        6.500      8/15/2004      641,903
    100,000   Federal National Mortgage Association                                        6.250      5/15/2029       99,729
    350,000   Federal National Mortgage Association                                        6.250       2/1/2011      355,997
    500,000   Federal National Mortgage Association                                        6.000      5/15/2008      519,344
    500,000   Federal National Mortgage Association                                        5.960      9/11/2028      476,931
    225,000   Federal National Mortgage Association                                        5.750      4/15/2003      234,063
    200,000   Federal National Mortgage Association                                        5.625      5/14/2004      209,798
    700,000   Federal National Mortgage Association                                        5.500       5/2/2006      720,709
    300,000   Federal National Mortgage Association                                        5.250      1/15/2009      296,991
    500,000   Federal National Mortgage Association                                        4.750     11/14/2003      514,863
    250,000   Private Export Funding Corporation                                           6.240      5/15/2002      253,784
    200,000   Resolution Funding Corporation                                               8.125     10/15/2019      240,609
    250,000   Tennessee Valley Authority                                                   6.000      3/15/2013      250,761
    250,000   U.S. Treasury Bonds                                                         10.375     11/15/2012      320,722
    350,000   U.S. Treasury Bonds                                                          8.750      5/15/2017      459,744
    600,000   U.S. Treasury Bonds                                                          8.500      2/15/2020      785,015
    250,000   U.S. Treasury Bonds                                                          8.125      8/15/2021      319,140
    445,000   U.S. Treasury Bonds                                                          8.125      5/15/2021      567,392
    475,000   U.S. Treasury Bonds                                                          8.125      8/15/2019      599,724
    290,000   U.S. Treasury Bonds                                                          7.625     11/15/2022      354,955
    260,000   U.S. Treasury Bonds                                                          7.500     11/15/2024      316,834
    300,000   U.S. Treasury Bonds                                                          7.500     11/15/2016      354,761
    850,000   U.S. Treasury Bonds                                                          6.875      8/15/2025      969,796
    300,000   U.S. Treasury Bonds                                                          6.750      8/15/2026      338,695
    465,000   U.S. Treasury Bonds                                                          6.625      2/15/2027      518,166
    500,000   U.S. Treasury Bonds                                                          6.375      8/15/2027      541,836
    500,000   U.S. Treasury Bonds                                                          6.250      8/15/2023      529,297
    700,000   U.S. Treasury Bonds                                                          5.500      8/15/2028      678,206
    500,000   U.S. Treasury Notes                                                         11.875     11/15/2003      580,313
    475,000   U.S. Treasury Notes                                                          7.875     11/15/2004      528,159
    460,000   U.S. Treasury Notes                                                          7.500      2/15/2005      509,611
  1,000,000   U.S. Treasury Notes                                                          7.250      8/15/2004    1,091,991
    575,000   U.S. Treasury Notes                                                          7.250      5/15/2004      625,042
    680,000   U.S. Treasury Notes                                                          7.000      7/15/2006      753,418
    400,000   U.S. Treasury Notes                                                          6.750      5/15/2005      434,906
  1,665,000   U.S. Treasury Notes                                                          6.500      8/15/2005    1,803,337
    370,000   U.S. Treasury Notes                                                          6.250      2/15/2003      386,419
    800,000   U.S. Treasury Notes                                                          6.000      8/15/2009      852,843
    550,000   U.S. Treasury Notes                                                          5.875      2/15/2004      580,335
  1,100,000   U.S. Treasury Notes                                                          5.750     11/15/2005    1,162,088
    600,000   U.S. Treasury Notes                                                          5.500      5/15/2009      621,773
    850,000   U.S. Treasury Notes                                                          5.500      5/31/2003      885,792
    330,000   U.S. Treasury Notes                                                          5.500      1/31/2003      341,807
    300,000   U.S. Treasury Notes                                                          5.250      8/15/2003      312,000
    500,000   U.S. Treasury Notes                                                          5.000      2/15/2011      498,476
              Total U.S. Government Securities                                                                    31,192,788
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Utilities (2.1%)
   $400,000   Arizona Public Service Company                                               6.375%    10/15/2011     $385,987
    300,000   Calpine Canada Energy Finance ULC                                            8.500       5/1/2008      274,387
    250,000   Columbia Energy Group                                                        7.320     11/28/2010      245,531
    300,000   El Paso Corporation                                                          7.000      5/15/2011      297,053
    500,000   FirstEnergy Corporation Series B                                             6.450     11/15/2011      487,830
    400,000   Niagara Mohawk Power Corporation Series G                                    7.750      10/1/2008      427,625
              Total Utilities                                                                                      2,118,413
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
              Total Long-Term Fixed Income Investments
              (amortized cost basis $95,377,878)                                                                  96,946,946
---------------------------------------------------------------------------------------------------------------------------------------

   Principal                                                                             Interest      Maturity     Market
     Amount   Short-Term Investment (1.3%)                                               Rate/1/       Date          Value
---------------------------------------------------------------------------------------------------------------------------------------
 $1,276,000   Emerson Electric Company                                                     1.710%      1/2/2002   $1,275,939

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investment
                                                (amortized cost basis $1,275,939)                                  1,275,939
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (98.5%)
                                                (amortized cost basis $96,653,817)                                98,222,885
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (1.5%)                             1,518,271

                                                Net Assets: (100.0%)                                             $99,741,156

/1/ The interst rate reflects the discount rate at the date of purchase
/2/ 144A Security

     See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                           AAL Money Market Portfolio
                Schedule of Investments as of December 31, 2001

Investment Objective
The Portfolio strives for maximum current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in high-quality, short-term money market instruments.

   Principal                                                                     Interest            Maturity       Market
     Amount    Short-Term Investments (101.9%)                                    Rate/1/               Date         Value
---------------------------------------------------------------------------------------------------------------------------------------
 $2,300,000   Abbott Laboratories/6/                                                1.782%            1/17/2002   $2,298,180
  2,297,000   Alpine Securitization Corporation/6/                           1.753-2.032     1/2/2002-1/16/2002    2,296,325
  2,300,000   American General Finance Corporation                                 2.074               1/4/2002    2,299,603
  2,300,000   Cargill, Inc./6/                                                     1.743              1/25/2002    2,297,332
    341,000   Coca-Cola Company                                                    1.782              1/16/2002      340,747
  2,113,000   Duke Energy Corporation                                              1.974               1/9/2002    2,112,075
  2,200,000   Eaglefunding Capital Corporation/6/                                  2.136               1/8/2002    2,199,089
  2,186,000   Edison Asset Securitization LLC/6/                             1.803-1.844     1/15/2002-2/1/2002    2,183,916
  2,200,000   Emerson Electric Company                                             1.732              1/18/2002    2,198,203
  2,353,000   Falcon Asset Securitization Corporation/6/                     1.854-2.106     1/14/2002-2/8/2002    2,350,405
  1,842,000   Gannett Company, Inc./6/                                             1.903              1/11/2002    1,841,028
  1,786,000   General Dynamics Corporation                                         1.904              1/22/2002    1,784,021
  2,067,000   General Electric Capital Corporation                           1.753-1.851     1/16/2002-2/5/2002    2,063,625
  1,722,000   Gillette Company                                                     1.802              1/28/2002    1,719,675
  1,982,000   Goldman Sachs Group, Inc.                                            2.098               1/3/2002    1,981,770
  2,300,000   Household Finance Corporation                                        1.843              1/29/2002    2,296,708
  2,117,000   International Business Machines Corporation                          1.752              1/11/2002    2,115,971
  2,247,000   Knight Ridder, Inc.                                                  2.006               1/7/2002    2,246,251
  1,473,000   McGraw-Hill Companies, Inc.                                          1.755              2/14/2002    1,469,849
  2,100,000   Minnesota Mining and Manufacturing Company                           1.704               2/4/2002    2,096,628
  2,023,000   National Rural Utilities Cooperative Finance Corporation             2.006              1/23/2002    2,020,528
  1,665,000   Procter & Gamble Company                                             1.758              3/27/2002    1,658,120
  1,137,000   Schering Corporation                                                 1.801              1/18/2002    1,136,034
  2,270,000   Toyota Motor Credit Corporation/6/                                   1.934              1/10/2002    2,268,905
  1,407,000   United Parcel Service, Inc.                                          1.633              1/24/2002    1,405,535
  2,207,000   Walgreen Company                                               1.751-1.802              1/15/2002    2,205,475
  2,000,000   Wisconsin Energy Corporation                                         1.754              1/31/2002    1,997,083
---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $52,883,081)                                52,883,081
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (101.9%)
                                                (amortized cost basis $52,883,081)                                52,883,081
---------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (-1.9%)                           (1,003,481)

                                                Net Assets: (100.0%)                                             $51,879,600
---------------------------------------------------------------------------------------------------------------------------------------

/1/ The interest rate shown reflects the coupon rate, for the securities purchased at a discount, the discount rate at the date of purchase.
/6/ 4(2) commercial paper

          See page 185 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Variable Product Series Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 2001
                                                                                       Technology     Aggressive    Small Cap
                                                                                          Stock         Growth        Stock
                                                                                        Portfolio      Portfolio    Portfolio
---------------------------------------------------------------------------------------------------------------------------------------

Assets:
---------------------------------------------------------------------------------------------------------------------------------------
Investments at cost                                                                   $9,257,710   $8,625,938    $22,854,441
---------------------------------------------------------------------------------------------------------------------------------------
Investments at value                                                                  $8,729,910   $8,319,256    $24,662,885

Cash                                                                                         481            -             25
Dividends and interest receivable                                                            483        3,785          8,503
Receivable for investments sold                                                                -      137,877         23,272
Receivable for fund shares sold                                                           29,043       14,717         51,755
Receivable for forward contracts                                                               -      465,205              -
Total Assets                                                                          $8,759,917   $8,940,840    $24,746,440
---------------------------------------------------------------------------------------------------------------------------------------

Liabilities:
---------------------------------------------------------------------------------------------------------------------------------------
Payable for forward contracts                                                                  -      459,123               -
Payable for investments purchased                                                              -       79,917       1,039,751
Income distributions payable                                                                   -            -               -
Payable for fund shares redeemed                                                           2,054        1,441          11,247
Other accrued expenses                                                                         -            -               -
Investment advisory fees payable                                                           5,571        5,556          13,220
Total Liabilities                                                                         $7,625     $546,037      $1,064,218
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets:
---------------------------------------------------------------------------------------------------------------------------------------
Capital stock (par value and paid-in-capital)                                         10,138,732    9,980,130     21,694,928
Accumulated net investment income (loss)                                                     (36)       (920)             42
Accumulated net realized gain (loss)                                                    (858,604)  (1,283,807)       178,808
Net unrealized appreciation (depreciation) on investments                               (527,800)    (306,682)     1,808,444
Net unrealized appreciation (depreciation) on foreign currency contracts                       -        6,082               -
Net unrealized appreciation (depreciation) on currency related transactions                    -            -               -
Total Net Assets                                                                      $8,752,292   $8,394,803     $23,682,222
---------------------------------------------------------------------------------------------------------------------------------------

Total Liabilities & Capital                                                           $8,759,917   $8,940,840     $24,746,440
---------------------------------------------------------------------------------------------------------------------------------------

Capital Shares Outstanding (2 billion shares authorized)                               1,112,341    1,056,507       2,135,602

Net Asset Value Per Share                                                                  $7.87        $7.95          $11.09

         Small Cap           Mid Cap             Mid Cap                                Capital             Large Company
            Index             Stock               Index          International           Growth                 Index
          Portfolio         Portfolio           Portfolio          Portfolio            Portfolio             Portfolio
---------------------------------------------------------------------------------------------------------------------------------------

     $322,515,879        $23,357,027         $13,908,319        $72,079,259          $52,935,630           $715,249,571
---------------------------------------------------------------------------------------------------------------------------------------
     $324,881,855        $22,912,200         $14,232,367        $60,756,613          $51,615,816           $755,688,502

              287                265              17,116                  -                   74                    115
          203,936             16,816               8,978             95,653               48,911                763,914
          953,697            409,257              89,454             60,627                    -                136,802
           88,338             98,240               7,011            111,578              373,458                267,607
                -                  -                   -          3,069,974                    -                       -
     $326,128,113        $23,436,778         $14,354,926        $64,094,445          $52,038,259           $756,856,940
---------------------------------------------------------------------------------------------------------------------------------------

                -                  -                   -          2,962,252                    -                    -
        1,221,234          1,898,967              81,726            109,413              236,809                422,827
                -                  -                   -                  -                    -                    -
          249,400             10,376               3,226             38,581               26,262                747,200
           31,206                  -                   -                  -                    -                 45,077
           90,814             12,006               4,061             40,918               27,084                202,075
       $1,592,654         $1,921,349             $89,013         $3,151,164             $290,155             $1,417,179
---------------------------------------------------------------------------------------------------------------------------------------

      321,162,513         22,810,339          13,869,356         89,632,214           53,129,847            712,401,834
           19,475                 16                 125              84,831                 (88)                40,066
          987,495           (850,099)             72,384        (17,559,396)             (61,841)             2,558,930
        2,365,976           (444,827)            324,048        (11,322,646)          (1,319,814)            40,438,931
                -                  -                   -            107,722                    -                      -
                -                  -                   -                556                    -                      -
     $324,535,459        $21,515,429         $14,265,913        $60,943,281          $51,748,104           $755,439,761
---------------------------------------------------------------------------------------------------------------------------------------

     $326,128,113        $23,436,778         $14,354,926         $64,094,445         $52,038,259           $756,856,940
---------------------------------------------------------------------------------------------------------------------------------------

       23,886,280          2,385,614           1,394,036          6,803,311            5,630,190             37,287,586

           $13.59              $9.02              $10.23              $8.96                $9.19                 $20.26

                                                          Equity                       High Yield        Bond         Money
                                                          Income         Balanced         Bond           Index        Market
                                                         Portfolio       Portfolio      Portfolio      Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------------------

Assets:
---------------------------------------------------------------------------------------------------------------------------------------
Investments at cost                                     $18,333,129    $751,029,746   $35,029,602    $96,653,817    $52,883,081
---------------------------------------------------------------------------------------------------------------------------------------
Investments at value                                   $18,096,266    $742,281,794   $33,745,182    $98,222,885    $52,883,081

Cash                                                        16,678             777              -           308             561
Dividends and interest receivable                           26,263       3,463,360       685,380      1,170,114               -
Receivable for investments sold                              3,949          71,375              -             -               -
Receivable for fund shares sold                             14,804         117,004        94,566        500,532         202,947
Receivable for forward contracts                                 -               -              -             -               -
Total Assets                                           $18,157,960    $745,934,310   $34,525,128    $99,893,839    $53,086,589
---------------------------------------------------------------------------------------------------------------------------------------

Liabilities:
---------------------------------------------------------------------------------------------------------------------------------------
Payable for forward contracts                                     -             -               -              -              -
Payable for investments purchased                        1,079,562         232,737             -               -              -
Income distributions payable                                     -               -             -              -          6,722
Payable for fund shares redeemed                             6,077       1,026,820        14,455        123,528      1,184,597
Other accrued expenses                                           -          51,633             -              -               -
Investment advisory fees payable                             6,243         200,186        11,647         29,155         15,670
Total Liabilities                                       $1,091,882      $1,511,376       $26,102       $152,683     $1,206,989
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets:
---------------------------------------------------------------------------------------------------------------------------------------
Capital stock (par value and paid in capital)           17,670,424     741,046,635    48,686,041     98,851,292     51,879,600
Accumulated net investment income (loss)                     8,332           13,218      (16,978)        (1,331)           -
Accumulated net realized gain (loss)                      (375,815)     12,111,033   (12,885,617)      (677,873)           -
Net unrealized appreciation (depreciation)
on investments                                            (236,863)     (8,747,952)   (1,284,420)     1,569,068            -
Net unrealized appreciation (depreciation) on
foreign currency contracts                                       -               -             -              -            -
Net unrealized appreciation (depreciation) on
currency related transactions                                    -               -             -              -            -
Total Net Assets                                       $17,066,078    $744,422,934   $34,499,026    $99,741,156    $51,879,600
---------------------------------------------------------------------------------------------------------------------------------------

Total Liabilities &Capital                             $18,157,960    $745,934,310   $34,525,128    $99,893,839    $53,086,589
---------------------------------------------------------------------------------------------------------------------------------------

Capital Shares Outstanding                               1,823,412      51,759,824     5,449,078      9,737,358     51,879,600

Net Asset Value Per Share                                    $9.36          $14.38         $6.33         $10.24          $1.00

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Variable Product Series Fund, Inc.
Statement of Operations

For the twelve months or period ended                                                 Technology     Aggressive    Small Cap
December 31, 2001                                                                        Stock         Growth        Stock
                                                                                     Portfolio/1/   Portfolio/1/ Portfolio/1/
---------------------------------------------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                               $6,161        $28,911      $60,694
Interest                                                                                13,984         35,187       33,211
Foreign dividend withholding                                                                  -              -            -
Total Investment  Income                                                               $20,145        $64,098      $93,905
---------------------------------------------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------------------------------------------
Adviser fees                                                                            43,297         14,434       77,660
Sub-Adviser fees                                                                              -        31,755             -
Audit and legal fees                                                                    16,708         16,707       16,707
Custody fees                                                                             8,369          3,802       20,842
Administrative service and pricing fees                                                 30,194         30,060       30,792
Printing and postage expense                                                               827            865        1,743
Directors' fees and expenses                                                             1,765          1,767        1,900
Other expenses  682                                                                        682            682
Total Expenses Before Reimbursement                                                   $101,842       $100,072     $150,326
---------------------------------------------------------------------------------------------------------------------------------------

Less Reimbursement from Adviser/2/                                                     (58,545)       (53,883)     (72,666)
---------------------------------------------------------------------------------------------------------------------------------------

Total Net Expenses                                                                     $43,297        $46,189      $77,660
---------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                                          $(23,152)       $17,909      $16,245
---------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gains (Losses) on Investments and Foreign Currency
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gains/(losses) on investments                                            (858,604)    (1,283,807)     205,490
Net realized gains/(losses) on foreign currency transactions                                 -        (10,430)           -
Change in net unrealized appreciation/(depreciation) on investments                   (527,800)      (306,682)    1,808,444
Change in net unrealized appreciation/(depreciation) on foreign currency                     -          6,082            -
---------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains/(Losses) on Investments and
Foreign Currency                                                                   $(1,386,404)   $(1,594,837)  $2,013,934
---------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets From Operations                              $(1,409,556)   $(1,576,928)  $2,030,179
---------------------------------------------------------------------------------------------------------------------------------------

/1/ Since inception, March 1, 2001.
/2/ Includes directed brokerage credits totaling $25,445: Technology Stock $828, Small Cap Stock $6,660, Mid Cap Stock $3,896,
  Capital Growth $10,525 and Equity Income $3,536.

              Small Cap          Mid Cap             Mid Cap                                  Capital            Large Company
                Index             Stock               Index           International            Growth                Index
              Portfolio       Portfolio/1/        Portfolio/1/          Portfolio           Portfolio/1/           Portfolio
---------------------------------------------------------------------------------------------------------------------------------------

            $2,301,575           $94,364            $89,224           $1,103,952             $248,027           $10,540,937
                88,511            30,556             10,078               81,384               50,757               105,904
                      -                 -                  -            (140,889)                   -                     -
            $2,390,086          $124,920            $99,302           $1,044,447             $298,784           $10,646,841
---------------------------------------------------------------------------------------------------------------------------------------

             1,041,875            78,843             30,240              231,248              154,942             2,540,815
                      -                 -                  -             303,748                    -                     -
                25,019            16,708             15,207               26,519               16,707                24,519
                50,054            27,331             15,297               89,377               40,742                53,690
                41,750            36,364             32,912               57,138               30,412                41,584
                51,825             1,692              1,362               11,473                3,625               139,230
                 5,510             1,894              1,821                2,425                2,185                11,032
                   707               682                682                  707                  682                   707
            $1,216,740          $163,514            $97,521             $722,635             $249,295            $2,811,577
---------------------------------------------------------------------------------------------------------------------------------------

               (35,259)          (84,671)           (67,281)            (187,639)             (94,353)              (52,091)
---------------------------------------------------------------------------------------------------------------------------------------

            $1,181,481           $78,843            $30,240             $534,996             $154,942            $2,759,486
---------------------------------------------------------------------------------------------------------------------------------------

            $1,208,605           $46,077            $69,062             $509,451             $143,842            $7,887,355
---------------------------------------------------------------------------------------------------------------------------------------

             4,103,200          (850,248)            93,550          (17,489,255)             (61,841)           25,793,147
                     -                 -                  -              839,427                    -                     -
            13,787,409          (444,827)           324,048           (4,349,048)          (1,319,814)         (143,853,666)
                     -                 -                  -              (85,480)                   -                     -
---------------------------------------------------------------------------------------------------------------------------------------

           $17,890,609       $(1,295,075)          $417,598         $(21,084,356)         $(1,381,655)        $(118,060,519)
---------------------------------------------------------------------------------------------------------------------------------------

           $19,099,214       $(1,248,998)          $486,660         $(20,574,905)         $(1,237,813)        $(110,173,164)
---------------------------------------------------------------------------------------------------------------------------------------

For the 12 months or period ended                              Equity                    High Yield       Bond        Money
December 31, 2001                                              Income      Balanced         Bond          Index       Market
                                                            Portfolio/1/    Portfolio     Portfolio     Portfolio    Portfolio
---------------------------------------------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------------------------------------------
Dividends                                                    $174,501     $5,678,857      $61,453  $            -   $            -
Interest                                                       30,813     17,637,350    3,209,095     4,411,504    1,819,849
Foreign dividend withholding                                        -              -            -             -            -
Total Investment Income                                     $205,314     $23,316,207   $3,270,548    $4,411,504   $1,819,849
---------------------------------------------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------------------------------------------
Adviser fees                                                   41,226      2,421,002       52,154       274,244      163,178
Sub-Adviser fees                                                    -              -       86,925             -             -
Audit and legal fees                                           16,707         25,019       26,319        24,519       21,019
Custody fees                                                    9,177         51,448        5,882        13,050        5,379
Administrative service and pricing fees                        36,278         69,525       45,882        54,948       37,127
Printing and postage expense                                    1,416        132,729        6,000        13,553        8,196
Directors' fees and expenses                                    1,848         10,986        2,104         2,824        2,310
Other expenses                                                    682            707          707           707          707
Total Expenses Before Reimbursement                          $107,334     $2,711,416     $225,973      $383,845     $237,916
---------------------------------------------------------------------------------------------------------------------------------------

Less Reimbursement from Adviser/2/                            (66,108)       (53,027)     (86,894)     (109,601)     (74,738)
---------------------------------------------------------------------------------------------------------------------------------------

Total Net Expenses                                            $41,226     $2,658,389     $139,079      $274,244     $163,178
---------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                 $164,088    $20,657,818   $3,131,469    $4,137,260   $1,656,671
---------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gains (Losses) on Investments
---------------------------------------------------------------------------------------------------------------------------------------
and Foreign Currency
Net realized gains/(losses) on investments                   (384,741)    17,752,585   (3,325,196)      792,527             -
Net realized gains/(losses) on foreign currency                     -              -            -             -             -
Change in net unrealized appreciation/(depreciation)
on investments                                               (236,863)   (67,010,210)     632,359     1,009,896             -
Change in net unrealized appreciation/(depreciation)
on foreign currency                                                 -              -            -             -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency                            $(621,604)  $(49,257,625) $(2,692,837)   $1,802,423  $             -
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets From
Operations                                                  $(457,516)  $(28,599,807)    $438,632    $5,939,683   $1,656,671
---------------------------------------------------------------------------------------------------------------------------------------

/1/ Since inception, March 1, 2001.
/2/ Includes directed brokerage credits totaling $25,445: Technology Stock $828, Small Cap Stock $6,660, Mid Cap Stock $3,896,
    Capital Growth $10,525 and Equity Income $3,536.

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Product Series Fund, Inc.
Statement of Changes in Net Assets

For the twelve months or period ended                                        Technology         Aggressive         Small Cap
December 31, 2001 and for the fiscal year                                       Stock             Growth             Stock
ended December 31, 2000                                                     Portfolio/1/       Portfolio/1/      Portfolio/1/
---------------------------------------------------------------------------------------------------------------------------------------
                                                                             12/31/2001         12/31/2001        12/31/2001

Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                 $(23,152)           $17,909           $16,245
Net realized gains/(losses) on investments                                   (858,604)        (1,283,807)          205,490
Net realized gains/(losses) on foreign currency                                     -            (10,430)                -
Change in net unrealized appreciation/(depreciation) on investments          (527,800)          (306,682)        1,808,444
Change in net unrealized appreciation/(depreciation) on foreign currency            -              6,082                 -
Net Increase/(Decrease) in Net Assets Resulting from Operations           $(1,409,556)       $(1,576,928)       $2,030,179
---------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                          -             (8,399)          (16,203)
From net realized gains                                                             -                  -           (26,682)
Total Distributions to Shareholders                                  $              -            $(8,399)         $(42,885)
---------------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
---------------------------------------------------------------------------------------------------------------------------------------
Purchases of fund shares                                                   11,094,835         10,730,979        22,348,820
Income dividends reinvested                                                         -              4,404            12,388
Gain distributions reinvested                                                       -                  -            20,400
Redemptions of fund shares                                                   (932,987)          (755,253)         (686,680)
Net Increase/(Decrease) in Net Assets from Fund Share Transactions        $10,161,848         $9,980,130       $21,694,928
---------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets                                      $8,752,292         $8,394,803       $23,682,222

Net Assets Beginning of Period                                       $              -   $              -  $              -
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets End of Period                                                   $8,752,292         $8,394,803       $23,682,222
---------------------------------------------------------------------------------------------------------------------------------------

Accumulated Net Investment Income/(Loss)                                         $(36)            $(920)               $42
---------------------------------------------------------------------------------------------------------------------------------------

/1/ Since Fund inception, March 1, 2001.

            Small Cap                   Mid Cap             Mid Cap                                            Capital
              Index                      Stock               Index               International                  Growth
            Portfolio                 Portfolio1          Portfolio1               Portfolio                  Portfolio1
    12/31/2001     12/31/2000         12/31/2001         12/31/2001      12/31/2001         12/31/2000        12/31/2001
---------------------------------------------------------------------------------------------------------------------------------------

    $1,208,605      $1,142,108           $46,077          $69,062         $509,451        $1,788,348           $143,842
     4,103,200      38,030,220          (850,248)          93,550      (17,489,255)          397,602            (61,841)
             -               -                 -                -          839,427           (28,065)                 -
    13,787,409     (11,042,410)         (444,827)         324,048       (4,349,048)      (17,543,293)        (1,319,814)
             -               -                 -                -          (85,480)          195,357                  -
   $19,099,214     $28,129,918       $(1,248,998)        $486,660     $(20,574,905)     $(15,190,051)       $(1,237,813)
---------------------------------------------------------------------------------------------------------------------------------------

    (1,194,661)     (1,136,276)          (45,912)         (68,835)      (1,259,616)       (1,764,714)          (144,010)
   (19,559,573)    (20,803,249)                -          (21,268)               -        (1,422,348)                  -
  $(20,754,234)   $(21,939,525)         $(45,912)        $(90,103)     $(1,259,616)      $(3,187,062)         $(144,010)
---------------------------------------------------------------------------------------------------------------------------------------

    31,267,915      67,750,422        23,563,633       14,233,902       16,178,796        61,918,464         54,832,220
     1,194,661       1,136,276            36,208           21,247        1,070,876         1,482,514            127,675
    19,559,573      20,803,249                 -            9,792                -         1,194,897                  -
   (30,569,385)    (17,094,552)         (789,502)        (395,585)     (14,052,011)      (10,655,938)        (1,829,968)
   $21,452,764     $72,595,395       $22,810,339      $13,869,356       $3,197,661       $53,939,937        $53,129,927
---------------------------------------------------------------------------------------------------------------------------------------

   $19,797,744     $78,785,788       $21,515,429      $14,265,913     $(18,636,860)      $35,562,824        $51,748,104
---------------------------------------------------------------------------------------------------------------------------------------

  $304,737,715    $225,951,927     $           -     $          -      $79,580,141       $44,017,317       $          -
---------------------------------------------------------------------------------------------------------------------------------------

  $324,535,459    $304,737,715       $21,515,429      $14,265,913      $60,943,281       $79,580,141        $51,748,104
---------------------------------------------------------------------------------------------------------------------------------------

       $19,475          $5,832               $16             $125           $84,831          $(4,431)              $(88)
---------------------------------------------------------------------------------------------------------------------------------------

For the twelve months or period ended                                                Large Company                  Equity
December 31, 2001 and for the fiscal year                                                Index                      Income
ended December 31, 2000                                                                Portfolio                 Portfolio/1/
                                                                            12/31/2001          12/31/2000        12/31/2001
Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                $7,887,355          $8,073,950          $164,088
Net realized gains/(losses) on investments                                  25,793,147          12,632,673          (384,741)
Net realized gains/(losses) on foreign currency                                      -                   -                  -
Change in net unrealized appreciation/(depreciation) on investments       (143,853,666)       (109,481,142)         (236,863)
Change in net unrealized appreciation/(depreciation) on foreign currency             -                   -                  -
Net Increase/(Decrease) in Net Assets Resulting from Operations          $(110,173,164)       $(88,774,519)        $(457,516)
---------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                  (7,852,108)         (8,073,388)         (150,227)
From net realized gains                                                    (26,194,520)        (10,465,596)                 -
Total Distributions to Shareholders                                       $(34,046,628)       $(18,538,984)        $(150,227)
---------------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
---------------------------------------------------------------------------------------------------------------------------------------
Purchases of fund shares                                                    58,960,961         182,665,704        18,405,673
Income dividends reinvested                                                  7,852,108           8,073,388            97,232
Gain distributions reinvested                                               26,194,520          10,465,596                  -
Redemptions of fund shares                                                 (98,190,002)        (62,810,827)         (829,084)
Net Increase/(Decrease) in Net Assets from Fund Share Transactions         $(5,182,413)       $138,393,861       $17,673,821
---------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets                                    $(149,402,205)        $31,080,358       $17,066,078
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets Beginning of Period                                            $904,841,966        $873,761,608  $               -
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets End of Period                                                  $755,439,761        $904,841,966       $17,066,078
---------------------------------------------------------------------------------------------------------------------------------------

Accumulated Net Investment Income/(Loss)                                       $40,066              $8,482            $8,332
---------------------------------------------------------------------------------------------------------------------------------------

/1/ Since Fund inception, March 1, 2001.

                                                          High Yield
                    Balanced                                 Bond                            Bond Index
                    Portfolio                              Portfolio                          Portfolio
          12/31/2001        12/31/2000            12/31/2001       12/31/2000        12/31/2001       12/31/2000
---------------------------------------------------------------------------------------------------------------------------------------

        $20,657,818        $27,502,505          $3,131,469       $3,399,986        $4,137,260         $3,642,033
         17,752,585         22,549,822          (3,325,196)      (8,590,533)          792,527           (559,779)
                  -                  -                   -                -                 -                  -
        (67,010,210)       (55,286,043)            632,359        4,685,118         1,009,896          3,071,143
                  -                  -                   -                -                 -                  -
       $(28,599,807)       $(5,233,716)           $438,632        $(505,429)       $5,939,683         $6,153,397
---------------------------------------------------------------------------------------------------------------------------------------

        (23,432,996)       (27,512,526)         (3,177,189)      (3,401,723)       (4,739,749)        (3,644,111)
         (4,071,944)       (30,143,410)                  -                -                 -                  -
       $(27,504,940)      $(57,655,936)        $(3,177,189)     $(3,401,723)      $(4,739,749)       $(3,644,111)
---------------------------------------------------------------------------------------------------------------------------------------

         56,874,947         99,214,275           6,245,120        6,763,946        43,502,236          8,327,082
         23,432,996         27,512,526           1,962,569        1,923,723         4,739,749          3,644,111
          4,071,944         30,143,410                   -                -                 -                  -
        (87,439,747)       (68,038,642)         (4,573,468)      (4,339,982)       (9,555,572)       (10,986,532)
        $(3,059,860)       $88,831,569          $3,634,221       $4,347,687       $38,686,413           $984,661
---------------------------------------------------------------------------------------------------------------------------------------

       $(59,164,607)       $25,941,917            $895,664         $440,535       $39,886,347         $3,493,947
---------------------------------------------------------------------------------------------------------------------------------------

       $803,587,541       $777,645,624         $33,603,362      $33,162,827       $59,854,809        $56,360,862
---------------------------------------------------------------------------------------------------------------------------------------

       $744,422,934       $803,587,541         $34,499,026      $33,603,362       $99,741,156        $59,854,809
---------------------------------------------------------------------------------------------------------------------------------------

             $13,218           $31,683            $(16,978)          $2,545           $(1,331)            $2,271
---------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this statement.

For the twelve months or period ended                                                                   Money
December 31, 2001 and for the fiscal year                                                               Market
ended December 31, 2000                                                                                Portfolio
                                                                                            12/31/2001           12/31/2000
---------------------------------------------------------------------------------------------------------------------------------------

Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                              $1,656,671               $2,342,632
Net realized gains/(losses) on investments                                                         -                        -
Net realized gains/(losses) on foreign currency                                                    -                        -
Change in net unrealized appreciation/(depreciation) on investments                                -                        -
Change in net unrealized appreciation/(depreciation) on foreign currency                           -                        -
Net Increase/(Decrease) in Net Assets Resulting from Operations                           $1,656,671              $2,342,632
---------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                                (1,656,671)             (2,342,632)
From net realized gains                                                                             -
Total Distributions to Shareholders                                                      $(1,656,671)            $(2,342,632)
---------------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
---------------------------------------------------------------------------------------------------------------------------------------
Purchases of fund shares                                                                 111,681,113             149,607,080
Income dividends reinvested                                                                1,668,329               2,331,418
Gain distributions reinvested                                                                      -                        -
Redemptions of fund shares                                                               (96,875,110)           (163,026,774)
Net Increase/(Decrease) in Net Assets from Fund Share Transactions                       $16,474,332            $(11,088,276)
---------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets                                                    $16,474,332            $(11,088,276)
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets Beginning of Period                                                           $35,405,268             $46,493,544
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets End of Period                                                                 $51,879,600             $35,405,268
---------------------------------------------------------------------------------------------------------------------------------------

Accumulated Net Investment Income/(Loss)                                            $               -       $               -
---------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Product Series Fund, Inc.
Notes to Financial Statements

As of December 31, 2001

(A) Organization

The AAL Variable Product Series Fund, Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund is a “series” fund consisting of fourteen separate investment portfolios (known as the AAL Technology Stock Portfolio, the AAL Aggressive Growth Portfolio, the AAL Small Cap Stock Portfolio, the AAL Small Cap Index Portfolio (formerly known as the AAL Small Company Stock Portfolio), the AAL Mid Cap Stock Portfolio, the AAL Mid Cap Index Portfolio, the AAL International Portfolio (formerly known as the AAL International Stock Portfolio), the AAL Capital Growth Portfolio, the AAL Large Company Index Portfolio (formerly known as the AAL Large Company Stock Portfolio), the AAL Equity Income Portfolio, the AAL Balanced Portfolio, the AAL High Yield Bond Portfolio, the AAL Bond Index Portfolio (formerly known as the AAL Bond Portfolio), and the AAL Money Market Portfolio, collectively the “Portfolios”). Shares of certain Portfolios are currently sold only to the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, and the AAL Variable Life Account I (the “Variable Accounts”) to fund benefits under certificates of membership related to the flexible premium deferred variable annuity, the single premium immediate variable annuity and the flexible premium variable universal life insurance certificates issued by Aid Association for Lutherans (AAL), and as investment options in the AAL Employee Savings Plan.

On March 1, 2001, the AAL Technology Stock Portfolio, the AAL Aggressive Growth Portfolio, the AAL Small Cap Stock Portfolio, the AAL Mid Cap Stock Portfolio, the AAL Mid Cap Index Portfolio, the AAL Capital Growth Portfolio and the AAL Equity Income Portfolio commenced operations.

(B) Significant Accounting Policies

The Portfolios’ principal accounting policies are:

Valuation of Investments: Securities traded on national securities exchanges are valued at the last reported sales prices. Each over-the-counter security for which the last sales price is available from NASDAQ is valued at that price. Interest bearing money market instruments are valued at cost, which approximates fair value. All other instruments held by the AAL Money Market Portfolio and money market investments with a remaining maturity of 60 days or less held by the other Portfolios are valued on an amortized cost basis, which approximates fair value. The AAL International Portfolio and the AAL Aggressive Growth Portfolio invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. All other securities, for which no last sales price is available, are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Investment Adviser under the supervision of the Fund’s Board of Directors. At December 31, 2001, one security in the AAL Small Cap Index Portfolio and one security in the AAL High Yield Bond Portfolio were valued at fair value.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. The market values of securities and other assets and liabilities that are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars at the time the net asset value is calculated. For federal income tax purposes, the AAL Aggressive Growth Portfolio and the AAL International Portfolio treat the effect of changes in foreign exchange rates arising from foreign currency transactions and changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Foreign Currency Contracts: In connection with purchases and sales of securities denominated in foreign currencies, the AAL Aggressive Growth Portfolio and the AAL International Portfolio may enter into forward currency contracts. Additionally, the AAL Aggressive Growth Portfolio and the AAL International Portfolio may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at value, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counter-parties fail to settle these forward contracts, the AAL Aggressive Growth Portfolio and the AAL International Portfolio could be exposed to foreign currency fluctuations.

The Impact of Initial Public Offerings on Performance: The AAL Technology Stock Portfolio, the AAL Aggressive Growth Portfolio, the AAL Small Cap Stock Portfolio, the AAL Mid Cap Stock Portfolio, the AAL Capital Growth Portfolio, the AAL Equity Income Portfolio and the AAL Balanced Portfolio may invest in an initial public offering (IPO). On occasion a Portfolio may participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents the Portfolio with the opportunity to “flip” or trade the security at higher prices resulting in a profit for the Portfolio. However, participation in an IPO may result in a loss for the Portfolio. Investments in IPO’s may have a magnified performance impact on a Portfolio with a small asset base such as the AAL Technology Stock Portfolio, the AAL Aggressive Growth Portfolio, the AAL Small Cap Stock Portfolio, the AAL Mid Cap Stock Portfolio, the AAL Capital Growth Portfolio and the AAL Equity Income Portfolio. A Portfolio may not experience similar performance as its assets grow.

Federal Income Taxes: The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Portfolios accordingly anticipate paying no Federal income taxes and no Federal income tax provision was recorded.

Distributions to Shareholders: The Portfolios intend to distribute all of their net investment income and net realized capital gains, if any, as dividends. Beginning January 1, 2002, all Portfolios except for the AAL High Yield Bond Portfolio, the AAL Bond Index Portfolio, and the AAL Money Market Portfolio, expect to declare and pay net investment income dividends annually. (Previously, net investment income dividends were declared and paid monthly for the AAL Small Cap Index Portfolio, the AAL Mid Cap Index Portfolio, the AAL Large Company Index Portfolio, and the AAL Balanced Portfolio, quarterly for the AAL Equity Income Fund, and semi-annually for the AAL Capital Growth Portfolio.) The AAL High Yield Bond Portfolio and the AAL Bond Index Portfolio expect to declare and pay net investment income dividends monthly. The AAL Money Market Portfolio declares a daily dividend equal to its net investment income for that day, payable monthly. Net realized gains from securities transactions, if any, are distributed at least annually in the calendar year. Income and capital gain distributions to shareholders are recorded on the ex-dividend date.

Credit Risk: The Portfolios may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for ability to collect payments in default.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Expenses: The Portfolios are charged for those expenses that are directly attributed to each Portfolio, such as advisory, audit and custody fees. Expenses that are not directly attributable to a Portfolio are typically allocated among the Fund’s Portfolios in proportion to their respective net assets or other reasonable basis.

Other: For financial statement purposes investment transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes amortization of premiums and discounts using the interest method. Realized gains and losses from investment transactions are determined on a specific cost identification basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and became effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolios to amortize premium and discount on all fixed-income securities using the interest method. Upon initial adoption, the Portfolios were required to adjust the cost of their fixed-income securities by the cumulative amount of the amortization that would have been recognized had premium and discount amortization using the interest method been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Portfolios’ net asset values, but changed the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

The initial adjustment required upon adoption of premium amortization decreased the recorded cost of the Portfolios’ investments (but not their market value) by approximately $334,920 for the Bond Portfolio, $1,996,458 for the Balanced Portfolio and $17,100 for the High Yield Bond Portfolio.

(C) Investment Advisory Fees and Transactions with Related Parties

The Fund has entered into an investment advisory agreement with AAL Capital Management Corporation (the “Adviser”), under which each of the Fund’s Portfolios pay a fee for investment advisory services. The annual rates of fees as a percentage of average daily net assets under the investment advisory agreement were as follows:

                                          $0 to       Over
(M-Millions)                              $250M       $250M
----------------------------------------------------------------------------
AAL Technology Stock Portfolio            0.75%        0.75%
AAL Aggressive Growth Portfolio           0.80%        0.80%
AAL Small Cap Stock Portfolio             0.70%        0.70%
AAL Small Cap Index Portfolio             0.35%        0.30%
AAL Mid Cap Stock Portfolio               0.70%        0.70%
AAL Mid Cap Index Portfolio               0.35%        0.30%
AAL International Portfolio               0.80%        0.80%
AAL Capital Growth Portfolio              0.65%        0.65%
AAL Large Company Index Portfolio         0.35%        0.30%
AAL Equity Income Portfolio               0.45%        0.45%
AAL Balanced Portfolio                    0.35%        0.30%
AAL High Yield Bond Portfolio             0.40%        0.40%
AAL Bond Index Portfolio                  0.35%        0.30%
AAL Money Market Portfolio                0.35%        0.30%

The Adviser has entered into a sub-advisory agreement with Oechsle International Advisors, LLC for the AAL International Portfolio. The sub-advisory fee, which is paid by the Adviser from its advisory fee, is equal to an annual fee of 0.54% on the first $20 million of average daily net assets, 0.45% on the next $30 million of average daily net assets, and 0.36% on average daily net assets over $50 million.

The Adviser has entered into a sub-advisory agreement with Pacific Investment Management Company (PIMCO) for the AAL High Yield Bond Portfolio. The sub-advisory fee is 0.25% of average daily net assets and paid by the Adviser from its advisory fee.

The Adviser has entered into a sub-advisory agreement with Janus Capital Corporation for the AAL Aggressive Growth Portfolio. The sub-advisory fee, which is paid by the Adviser from its advisory fee, is equal to an annual fee of 0.55% on the first $100 million of average daily net assets, 0.50% on the next $400 million of average daily net assets, and 0.45% on average daily net assets over $500 million.

All Adviser fees are paid monthly to the Adviser and Sub-Advisers.

The Adviser has directed certain of the Portfolios’ trades to brokers at best price and execution and has generated directed brokerage credits to be used against custodian fees. Shareholders benefit under this arrangement to the extent that custodian fees and other expenses are not voluntarily reimbursed by the Adviser. For the period ended December 31, 2001, directed brokerage credits totaling $25,445 were used to reduce the following Portfolios’ expenses: $828 for the AAL Technology Stock Portfolio, $6,660 for the AAL Small Cap Stock Portfolio, $3,896 for the AAL Mid Cap Stock Portfolio, $10,525 for the AAL Capital Growth Portfolio, and $3,536 for the AAL Equity Income Portfolio. In accordance with Securities and Exchange Commission requirements, such amounts are shown as expenses and have been included in custody fees in the Statement of Operations, with the corresponding credits reflected as reimbursements.

Certain officers and directors of the Fund are also officers of AAL and the Adviser. Each director who is not affiliated with AAL or the Adviser receives an annual fee for services as a director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred director’s fees as if invested in any one of The AAL Mutual Funds (AAL’s public retail mutual fund offering). The value of each director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected AAL Mutual Funds. For the period ended December 31, 2001, unaffiliated directors of the Fund not participating in the above plan received payments for director’s fees in the aggregate amount of $31,500. No remuneration has been paid by the Fund to officers or directors affiliated with AAL or the Adviser.

At December 31, 2001, all of the shares of each Portfolio are owned by AAL, the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, the AAL Variable Life Account I, and the AAL Employee Savings Plan.

As of March 31, 2001, the Adviser has discontinued the voluntary waiver of expenses for the AAL Small Cap Index Portfolio, the AAL Large Company Index Portfolio and the AAL Balanced Portfolio. The Adviser continues to voluntarily reimburse expenses in excess of each portfolio’s advisory fees for the AAL Technology Stock Portfolio, the AAL Aggressive Growth Portfolio, the AAL Small Cap Stock Portfolio, the AAL Mid Cap Stock Portfolio, the AAL Mid Cap Index Portfolio, the AAL International Portfolio, the AAL Capital Growth Portfolio, the AAL Equity Income Portfolio, the AAL High Yield Bond Portfolio, the AAL Bond Index Portfolio, and the AAL Money Market Portfolio. The voluntary waiver of expenses to these portfolios may be modified or discontinued at any time by the Adviser.

(D) Investment Transactions

For the period ended December 31, 2001, the cost of investment securities purchased and the proceeds from investment securities sold (not including short-term investments and U.S. government obligations) were as follows:

Portfolio                             Purchases       Sales
----------------------------------------------------------------------------
AAL Technology Stock Portfolio     $12,435,764     $2,716,420
AAL Aggressive Growth Portfolio      14,137,300     4,986,899
AAL Small Cap Stock Portfolio        26,216,867     5,627,764
AAL Small Cap Index Portfolio        64,695,199    61,805,364
AAL Mid Cap Stock Portfolio          34,059,648    11,774,230
AAL Mid Cap Index Portfolio          15,611,981     1,950,848
AAL International Portfolio          34,635,626    31,659,124
AAL Capital Growth Portfolio         51,815,840       371,691
AAL Large Company Index
      Portfolio                      32,481,318    65,313,152
AAL Equity Income Portfolio          19,319,173     2,070,906
AAL Balanced Portfolio              176,965,116   162,747,304
AAL High Yield Bond Portfolio        30,865,718    24,556,803
AAL Bond Index Portfolio             60,646,708    26,771,037

For the year ended December 31, 2001, the AAL Balanced Portfolio purchased $25,870,313 and sold $52,926,901 in U.S. Government Obligations.

For the year ended December 31, 2001, the AAL Bond Index Portfolio purchased $15,884,457 and sold $12,573,665 in U.S. Government Obligations.

(E) Federal Income Tax Information

At December 31, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

                            Federal Tax     Unrealized       Unrealized     Net Appreciation/
        Portfolio               Cost        Appreciation     Depreciation     (Depreciation)
--------------------------------------------------------------------------------------------------------
AAL Technology Stock          $9,264,984       $772,623      $(1,307,697)        $(535,074)
AAL Aggressive Growth          8,661,175        307,023         (648,942)         (341,919)
AAL Small Cap Stock           22,866,787      2,856,473       (1,060,375)        1,796,098
AAL Small Cap Index          322,748,423     64,701,474      (62,568,042)        2,133,432
AAL Mid Cap Stock             23,370,931      1,220,037       (1,678,768)         (458,731)
AAL Mid Cap Index             13,910,653      1,332,421       (1,010,707)          321,714
AAL International             72,301,678      2,966,308      (14,511,373)      (11,545,065)
AAL Capital Growth            52,935,639      2,353,387       (3,673,210)       (1,319,823)
AAL Large Company Index      715,397,994    182,952,007     (142,661,499)       40,290,508
AAL Equity Income             18,326,317        926,039       (1,156,090)         (230,051)
AAL Balanced                 753,034,540     72,064,879      (82,817,625)      (10,752,746)
AAL High Yield Bond           35,023,496      1,007,351       (2,285,665)       (1,278,314)
AAL Bond Index                97,032,891      1,763,241         (573,247)        1,189,994

--------------------------------------------------------------------------------------------------------

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

At December 31, 2001, undistributed ordinary income, long-term capital gains, and capital loss carryforwards were as follows:

---------------------------------------------------------------------------------------------------------------------------------------
                                                                 Capital        Capital        Capital         Capital
                                                                    Loss          Loss           Loss             Loss
                              Undistributed     Undistributed   Carryovers     Carryovers     Carryovers       Carryovers
                                 Ordinary        Long-term       Expiring        Expiring       Expiring         Expiring
        Portfolio                 Income            Gains          2006           2007           2008             2009
---------------------------------------------------------------------------------------------------------------------------------------
AAL Technology Stock          $          - $            -      $        -   $         -   $           -         $614,840
AAL Aggressive Growth                5,194              -               -             -               -          756,931
AAL Small Cap Stock                191,240              -               -             -               -                -
AAL Small Cap Index                177,854      1,068,383               -             -               -                -
AAL Mid Cap Stock                       65              -               -             -               -          173,662
AAL Mid Cap Index                   74,885              2               -             -               -                -
AAL International                  195,521              -               -             -               -       11,053,400
AAL Capital Growth                       -              -               -             -               -           61,832
AAL Large Company Index             60,561      2,707,354               -             -               -                -
AAL Equity Income                        -              -               -             -               -          246,569
AAL Balanced                       451,807     13,695,429               -             -               -                -
AAL High Yield Bond                      4              -          84,677       846,530       8,170,470        3,470,883
AAL Bond Index                          60              -               -             -         298,800                -

---------------------------------------------------------------------------------------------------------------------------------------

To the extent that a Portfolio realizes future net capital gains, those gains will be offset by its unused capital loss carryforward.

At December 31, 2001, the AAL Technology Stock Portfolio, the AAL Aggressive Growth Portfolio, the AAL Mid Cap Stock Portfolio, the AAL International Portfolio, the AAL Equity Income Portfolio, and the AAL High Yield Bond Portfolio had realized capital losses from transactions between November 1, 2001 and December 31, 2001 of $236,490, $491,639, $662,533, $6,284,796, $127,686 and $335,383 respectively, which for tax purposes are deferred and will be recognized in 2002.

The tax components of dividends paid during the year were as follows:

---------------------------------------------------------------------------
                                Ordinary          Long-Term
Portfolio                        Income         Capital Gains
---------------------------------------------------------------------------
AAL Technology Stock      $             -   $              -
---------------------------------------------------------------------------
AAL Aggressive Growth               8,399                  -
AAL Small Cap Stock                42,885                  -
AAL Small Cap Index             3,979,519         16,774,715
AAL Mid Cap Stock                  45,912                  -
AAL Mid Cap Index                  90,075                 28
AAL International               1,259,616                  -
AAL Capital Growth                144,010                  -
AAL Large Company Index         7,862,955         26,183,673
AAL Equity Income                 150,227                  -
AAL Balanced                   25,337,691          2,167,249
AAL High Yield Bond             3,177,189                  -
AAL Bond Index                  4,739,749                  -

(F) Capital Share Transactions

Transactions in shares for the periods ended December 31, 2001 and December 31, 2000, were as follows:

                         AAL Technology Stock Portfolio
                                 Period Ended    Year Ended
                                  12/31/2001     12/31/2000
------------------------------------------------------------------------------
Shares purchased                  1,237,548                -
Income dividends reinvested               -                -
Capital gains reinvested                  -                -
Shares redeemed                   (125,207)                -
Net change in shares              1,112,341                -
------------------------------------------------------------------------------

                         AAL Aggressive Growth Portfolio
                                 Period Ended    Year Ended
                                  12/31/2001     12/31/2000
------------------------------------------------------------------------------
Shares purchased                 1,152,777                -
Income dividends reinvested            548                -
Capital gains reinvested                 -                -
Shares redeemed                   (96,818)                -
Net change in shares             1,056,507                -
------------------------------------------------------------------------------

                          AAL Small Cap Stock Portfolio
                                 Period Ended    Year Ended
                                  12/31/2001     12/31/2000
------------------------------------------------------------------------------
Shares purchased                   2,199,621              -
Income dividends reinvested            1,108              -
Capital gains reinvested               1,825              -
Shares redeemed                     (66,952)              -
Net change in shares               2,135,602              -
------------------------------------------------------------------------------

                          AAL Small Cap Index Portfolio
                                   Year Ended     Year Ended
                                   12/31/2001     12/31/2000
------------------------------------------------------------------------------
Shares purchased                   2,305,213      4,870,300
Income dividends reinvested           89,067         82,070
Capital gains reinvested           1,427,706      1,498,793
Shares redeemed                  (2,277,063)    (1,233,239)
Net change in shares               1,544,923      5,217,924
------------------------------------------------------------------------------

                           AAL Mid Cap Stock Portfolio
                                   Period Ended    Year Ended
                                    12/31/2001     12/31/2000
------------------------------------------------------------------------------
Shares purchased                 2,469,174               -
Income dividends reinvested          3,988               -
Capital gains reinvested                 -               -
Shares redeemed                   (87,548)               -
Net change in shares             2,385,614               -
------------------------------------------------------------------------------

                           AAL Mid Cap Index Portfolio
                                  Period Ended    Year Ended
                                   12/31/2001     12/31/2000
------------------------------------------------------------------------------
Shares purchased                   1,431,084              -
Income dividends reinvested            2,161              -
Capital gains reinvested                 946              -
Shares redeemed                     (40,155)              -
Net change in shares               1,394,036              -
------------------------------------------------------------------------------

                           AAL International Portfolio
                                   Year Ended      Year Ended
                                   12/31/2001      12/31/2000
------------------------------------------------------------------------------
Shares purchased                    1,594,745      4,166,547
Income dividends reinvested           120,054        121,917
Capital gains reinvested                    -         98,265
Shares redeemed                   (1,391,928)      (756,627)
Net change in shares                  322,871      3,630,102
------------------------------------------------------------------------------

                          AAL Capital Growth Portfolio
                                  Period Ended    Year Ended
                                   12/31/2001     12/31/2000
------------------------------------------------------------------------------
Shares purchased                   5,818,140              -
Income dividends reinvested           13,625              -
Capital gains reinvested                   -              -
Shares redeemed                     (201,575)             -
Net change in shares               5,630,190              -
------------------------------------------------------------------------------

                        AAL Large Company Index Portfolio
                                   Year Ended     Year Ended
                                   12/31/2001     12/31/2000
------------------------------------------------------------------------------
Shares purchased                  2,684,907       6,924,198
Income dividends reinvested         367,556         310,181
Capital gains reinvested          1,278,405         429,270
Shares redeemed                  (4,552,799)     (2,392,695)
Net change in shares               (221,931)      5,270,954
------------------------------------------------------------------------------

                           AAL Equity Income Portfolio
                                Period Ended     Year Ended
                                 12/31/2001      12/31/2000
------------------------------------------------------------------------------
Shares purchased                   1,905,385              -
Income dividends reinvested           10,692              -
Capital gains reinvested                   -              -
Shares redeemed                      (92,665)             -
Net change in shares               1,823,412              -
------------------------------------------------------------------------------

                             AAL Balanced Portfolio
                                 Year Ended      Year Ended
                                 12/31/2001      12/31/2000
------------------------------------------------------------------------------
Shares purchased                  3,833,163       6,002,760
Income dividends reinvested       1,597,707       1,678,709
Capital gains reinvested            281,991       1,939,730
Shares redeemed                  (5,950,278)     (4,125,668)
Net change in shares               (237,417)      5,495,531
------------------------------------------------------------------------------

                          AAL High Yield Bond Portfolio
                                Year Ended      Year Ended
                                12/31/2001      12/31/2000
------------------------------------------------------------------------------
Shares purchased                  924,027          929,943
Income dividends reinvested       297,185          268,373
Capital gains reinvested                -                -
Shares redeemed                  (684,610)        (597,206)
Net change in shares              536,602          601,110
------------------------------------------------------------------------------

                            AAL Bond Index Portfolio
                               Year Ended      Year Ended
                               12/31/2001      12/31/2000
------------------------------------------------------------------------------
Shares purchased                4,238,414         856,686
Income dividends reinvested       463,521         376,758
Capital gains reinvested                -               -
Shares redeemed                  (933,663)     (1,137,923)
Net change in shares            3,768,272          95,521
------------------------------------------------------------------------------

                           AAL Money Market Portfolio
                              Year Ended        Year Ended
                              12/31/2001        12/31/2000
------------------------------------------------------------------------------
Shares purchased              111,681,113      149,607,080
Income dividends reinvested     1,668,329        2,331,418
Capital gains reinvested                -                -
Shares redeemed               (96,875,110)    (163,026,774)
Net change in shares           16,474,332      (11,088,276)
------------------------------------------------------------------------------

(G) Forward Currency Contracts

As of December 31, 2001, the AAL Aggressive Growth Portfolio had entered into forward currency contracts, as summarized below, resulting in net unrealized appreciation of $6,082.

                                                                                                              Unrealized
                               Expiration                          Contract            Market Value          Appreciation/
 Purchased                       Date             Quantity          Amount             End of Period        (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------------
EURO                             2/7/2002          10,000           $8,814                  $8,891                  $77
EURO                            5/24/2002          10,000            8,836                   8,859                   23
Hong Kong Dollar                 2/7/2002         125,000           16,031                  16,047                   16
Japanese Yen                    4/26/2002       3,150,000           26,000                  24,166              (1,834)
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                (1,718)
---------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Unrealized
                               Expiration                          Contract            Market Value          Appreciation/
SoldDate                       Quantity            Amount        End of Period        (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------------
EURO                             2/7/2002           25,000          $22,544               $22,228                  $316
EURO                            4/26/2002           25,000           22,131                22,167                  (36)
EURO                            5/10/2002          230,000          206,918               203,847                 3,071
EURO                            5/24/2002           85,000           75,543                75,301                   242
Hong Kong Dollar                 2/7/2002          125,000           16,028                16,048                  (20)
Japanese Yen                    4/26/2002        6,750,000           55,588                51,783                 3,805
Japanese Yen                    5/24/2002        1,050,000            8,490                 8,068                   422
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  7,800
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Total                $6,082
=======================================================================================================================================

As of December 31, 2001, the AAL International Portfolio had entered into forward currency contracts, as summarized below, resulting in net unrealized appreciation of $107,722.

                                                                                                              Unrealized
                               Expiration                          Contract            Market Value          Appreciation/
Purchased                        Date             Quantity          Amount             End of Period        (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------------
Japanese Yen                     1/4/2002        4,354,459          $33,303               $33,225                $(78)
Japanese Yen                     1/7/2002        1,473,217           11,212                11,241                  29
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (49)

                                                                                                              Unrealized
                               Expiration                          Contract            Market Value          Appreciation/
Sold                              Date           Quantity            Amount            End of Period        (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------------
EURO                            1/2/2002           10,145             $8,999                $9,033                $(34)
EURO                            1/4/2002            3,363              2,969                 2,994                 (25)
Hong Kong Dollar                1/2/2002           10,063              1,291                 1,291                    -
Hong Kong Dollar                1/3/2002           15,181              1,947                 1,947                    -
Japanese Yen                    1/4/2002        1,784,382             13,647                13,615                   32
Japanese Yen                    1/7/2002        1,455,852             11,079                11,108                 (29)
Japanese Yen                    1/8/2002        2,662,281             20,334                20,314                   20
Japanese Yen                   3/12/2002      373,324,000          2,965,242             2,857,435              107,807
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                107,771
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total             $107,722
=======================================================================================================================================

AAL Variable Product Series Fund, Inc.
Financial Highlights

The following table presents per share information for each Portfolio of the AAL Variable Product Series Fund, Inc. for the period presented, which should be read in conjunction with the financial statements and related notes.

                                                             Technology Stock        Aggressive Growth
                                                                 Portfolio              Portfolio
                                                               Period Ended           Period Ended
                                                               12/31/2001(c)           12/31/2001(c)
Net Asset Value, Beginning of Period                              $10.00                  $10.00
---------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                              (0.02)                   0.02
Net realized and unrealized gain (loss) on investments             (2.11)                  (2.06)
Total from Investment Operations                                   (2.13)                  (2.04)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       -                       (0.01)
Net realized gains                                                 -                        -
Total Distributions                                                -                       (0.01)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                         (2.13)                  (2.05)
Net asset value, End of period                                     $7.87                   $7.95
---------------------------------------------------------------------------------------------------------------------------------------

Total return (a)                                                  (21.30%)                (20.42%)
Net assets, end of period (in thousands)                          $8,752                   $8,395
Ratio of expenses to average net assets (b)                         0.75%                   0.80%
Ratio of net investment income (loss) to average net assets (b)    (0.40%)                  0.31%
Portfolio turnover rate                                            44.28%                  88.77%
---------------------------------------------------------------------------------------------------------------------------------------

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                         1.76%                   1.73%
Ratio of net investment income (loss) to average net assets (b)    (1.41%)                 (0.62)%

(a)  Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown. Not annualized for periods less than one year.

(b)  Calculated on an annualized basis.

(c)  Since inception 3/1/2001.

        Small Cap                                                Small Cap
     Stock Portfolio                                          Index Portfolio
      Period Ended             Year Ended         Year Ended          Year Ended          Year Ended          Year Ended
      12/31/2001(c)            12/31/2001         12/31/2000          12/31/1999          12/31/1998          12/31/1997
         $10.00                  $13.64              $13.20             $12.40              $14.88              $12.54
---------------------------------------------------------------------------------------------------------------------------------------

           0.01                    0.05                0.06               0.06                0.08                0.11
           1.10                    0.82                1.44               1.43               (0.13)               3.05
           1.11                    0.87                1.50               1.49               (0.05)               3.16
---------------------------------------------------------------------------------------------------------------------------------------

          (0.01)                  (0.05)              (0.06)             (0.06)              (0.08)              (0.11)
          (0.01)                  (0.87)              (1.00)             (0.63)              (2.35)              (0.71)
          (0.02)                  (0.92)              (1.06)             (0.69)              (2.43)              (0.82)
---------------------------------------------------------------------------------------------------------------------------------------

           1.09                   (0.05)               0.44               0.80               (2.48)               2.34
         $11.09                  $13.59              $13.64             $13.20              $12.40              $14.88
---------------------------------------------------------------------------------------------------------------------------------------

          11.10%                   6.38%              11.23%             12.19%               0.14%              25.37%
       $23,682                $324,535             $304,738           $225,952            $198,321            $152,928
           0.70%                   0.39%               0.35%              0.35%               0.35%               0.35%
           0.15%                   0.40%               0.43%              0.49%               0.55%               0.81%
          46.47%                  20.25%              46.38%             30.51%             103.70%              29.65%
---------------------------------------------------------------------------------------------------------------------------------------

           1.35%                   0.40%               0.40%              0.41%               0.43%               0.45%
          (0.50%)                  0.39%               0.37%              0.44%               0.47%               0.71%

                                                                         Mid Cap                     Mid Cap
                                                                     Stock Portfolio             Index Portfolio
                                                                      Period Ended                Period Ended
                                                                      12/31/2001(c)              12/31/2001 (c)
Net Asset Value, Beginning of Period                                     $10.00                      $10.00
---------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      0.02                        0.06
Net realized and unrealized gain (loss) on investments                    (0.98)                       0.25
Total from Investment Operations                                          (0.96)                       0.31
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              (0.02)                      (0.06)
Net realized gains                                                         -                          (0.02)
Total Distributions                                                       (0.02)                      (0.08)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                (0.98)                       0.23
Net asset value: End of period                                            $9.02                      $10.23
---------------------------------------------------------------------------------------------------------------------------------------

Total return (a)                                                          (9.61%)                      3.11%
Net assets, end of period (in thousands)                                  $21,515                   $14,266
Ratio of expenses to average net assets (b)                                0.70%                       0.35%
Ratio of net investment income (loss) to average net assets (b)            0.41%                       0.80%
Portfolio turnover rate                                                   94.85%                      20.33%
---------------------------------------------------------------------------------------------------------------------------------------

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                                1.45%                       1.13%
Ratio of net investment income (loss) to average net assets (b)           (0.34%)                      0.02%

(a)  Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown. Not annualized for periods less than one year.

(b)  Calculated on an annualized basis.

(c)  Since inception 3/1/2001.

(d)  Since inception on March 2, 1998.

                                 International Portfolio                                 Capital Growth Portfolio
         Year Ended       Year Ended          Year Ended         Period Ended                   Period Ended
         12/31/2001       12/31/2000          12/31/1999          12/31/98(d)                   12/31/2001(c)
           $12.28            $15.44              $11.05             $10.00                          $10.00
---------------------------------------------------------------------------------------------------------------------------------------

             0.08              0.28                0.06               0.09                            0.03
            (3.21)            (2.93)               4.51               0.96                           (0.81)
            (3.13)            (2.65)               4.57               1.05                           (0.78)_

            (0.19)            (0.28)              (0.09)              -                              (0.03)
          -                   (0.23)              (0.09)              -                               -
            (0.19)            (0.51)              (0.18)              -                              (0.03)
---------------------------------------------------------------------------------------------------------------------------------------

            (3.32)            (3.16)               4.39               1.05                           (0.81)
            $8.96            $12.28              $15.44             $11.05                           $9.19
---------------------------------------------------------------------------------------------------------------------------------------

           (25.49%)          (17.13%)             41.50%             10.41%                          (7.78%)
           $60,943           $79,580             $44,017            $15,595                        $51,748
             0.80%             0.80%               0.80%              0.80%                           0.65%
             0.76%             2.46%               0.74%              1.25%                           0.60%
            48.74%            29.60%              45.08%             32.66%                           1.38%
---------------------------------------------------------------------------------------------------------------------------------------

             1.08%             0.98%               1.13%              1.30%                           1.04%
             0.48%             2.27%               0.41%              0.75%                           0.21%

                                                                                Large Company Index Portfolio
                                                            Year Ended     Year Ended   Year Ended    Year Ended   Year Ended
                                                            12/31/2001     12/31/2000   12/31/1999    12/31/1998   12/31/1997
Net Asset Value, Beginning of Period                           $24.12        $27.10        $22.90       $18.06        $13.83
---------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.21         0.23          0.25         0.24          0.23
Net realized and unrealized gain (loss) on investments         (3.13)        (2.70)         4.42         4.85          4.25
Total from Investment Operations                               (2.92)        (2.47)         4.67         5.09          4.48
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   (0.21)        (0.23)        (0.25)       (0.24)        (0.23)
Net realized gains                                             (0.73)        (0.28)        (0.22)       (0.01)        (0.02)
Total Distributions                                            (0.94)        (0.51)        (0.47)       (0.25)        (0.25)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                     (3.86)        (2.98)         4.20         4.84          4.23
Net asset value, End of period                                 $20.26        $24.12        $27.10       $22.90        $18.06
---------------------------------------------------------------------------------------------------------------------------------------

Total return (a)                                             (12.15%)       (9.18%)        20.52%       28.36%        32.59%
Net assets, end of period (in thousands)                     $755,440      $904,842      $873,762     $572,361      $318,475
Ratio of expenses to average net assets (b)                     0.34%         0.31%         0.32%        0.33%         0.35%
Ratio of net investment income (loss) to average net assets (b) 0.98%         0.87%         1.01%        1.20%         1.48%
Portfolio turnover rate                                         4.04%         3.76%         2.74%        1.49%         1.00%
---------------------------------------------------------------------------------------------------------------------------------------

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                     0.35%         0.34%         0.35%        0.38%         0.43%
Ratio of net investment income (loss) to average net assets (b) 0.97%         0.84%         0.98%        1.15%         1.39%

(a)  Total return does not reflect expenses that apply at the Variable Account level.  Inclusion of these expenses would reduce the total return for the periods shown. Not annualized for periods less than one year.

(b)  Calculated on an annualized basis.

(c)  Since inception 3/1/2001.

       Equity Income Portfolio                                    Balanced Portfolio
           Period Ended              Year Ended     Year Ended      Year Ended       Year Ended        Year Ended
             12/31/2001(c)           12/31/2001     12/31/2000      12/31/1999      12/31/1998        12/31/1997
                 $10.00                 $15.45         $16.72          $15.97            $14.05           $11.96
---------------------------------------------------------------------------------------------------------------------------------------

                   0.12                   0.40          0.56            0.53              0.50             0.46
                 (0.65)                 (0.94)         (0.67)           1.19              2.17             2.09
                 (0.53)                 (0.54)         (0.11)           1.72              2.67             2.55
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                 (0.11)                 (0.45)         (0.56)          (0.53)            (0.50)           (0.46)
                   -                    (0.08)         (0.60)          (0.44)            (0.25)               -
                 (0.11)                 (0.53)         (1.16)          (0.97)            (0.75)           (0.46)
---------------------------------------------------------------------------------------------------------------------------------------

                 (0.64)                 (1.07)         (1.27)           0.75              1.92             2.09
                  $9.36                 $14.38         $15.45          $16.72            $15.97           $14.05
---------------------------------------------------------------------------------------------------------------------------------------

                (5.31%)                (3.49%)        (0.67%)          11.00%            19.27%           21.71%
               $17,066                $744,423       $803,588        $777,646          $545,337         $306,501
                  0.45%                  0.35%          0.32%           0.32%             0.33%            0.35%
                  1.79%                  2.70%          3.41%           3.26%             3.38%            3.62%
                 20.91%                 28.93%         18.27%          16.91%            21.39%            6.86%
---------------------------------------------------------------------------------------------------------------------------------------

                  1.17%                  0.35%          0.35%           0.36%             0.39%            0.43%
                  1.07%                  2.70%          3.38%           3.22%             3.32%            3.53%

                                                                                   High Yield Bond Portfolio
                                                                  Year Ended     Year Ended       Year Ended      Period Ended
                                                                  12/31/2001     12/31/2000       12/31/1999     12/31/1998 (c)
Net Asset Value, Beginning of Period                                $6.84           $7.69            $8.95         $10.00
---------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                0.60           0.74             0.89           0.74
Net realized and unrealized gain (loss) on investments             (0.50)          (0.85)           (1.26)         (1.05)
Total from Investment Operations                                    0.10           (0.11)           (0.37)         (0.31)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       (0.61)          (0.74)           (0.89)         (0.74)
Net realized gains                                                   -               -                -              -
Total Distributions                                                (0.61)          (0.74)           (0.89)         (0.74)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                         (0.51)          (0.85)           (1.26)         (1.05)
Net asset value, End of period                                      $6.33           $6.84            $7.69          $8.95
---------------------------------------------------------------------------------------------------------------------------------------

Total return (a)                                                    1.41%         (1.46%)          (4.45%)        (3.25%)
Net assets, end of period (in thousands)                          $34,499         $33,603          $33,163        $27,965
Ratio of expenses to average net assets (b)                         0.40%           0.40%            0.40%          0.40%
Ratio of net investment income (loss) to average net assets (b)     9.01%          10.19%           10.70%          9.54%
Portfolio turnover rate                                            75.54%          98.91%           44.33%         25.43%
---------------------------------------------------------------------------------------------------------------------------------------

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                         0.65%           0.53%            0.50%          0.54%
Ratio of net investment income (loss) to average net assets (b)     8.76%          10.06%           10.61%          9.40%

(a)  Total return does not reflect expenses that apply at the Variable Account level.  Inclusion of these expenses would reduce the total return for the periods shown. Not annualized for periods less than one year.

(b)  Calculated on an annualized basis.

(c)  Since inception on March 2, 1998.

                       Bond Index Portfolio                                           Money Market Portfolio
  Year Ended   Year Ended  Year Ended   Year Ended   Year Ended    Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
  12/31/2001   12/31/2000  12/31/1999   12/31/1998   12/31/1997    12/31/2001  12/31/2000   12/31/1999  12/31/1998  12/31/1997
   $10.03        $9.60       $10.36        $10.15      $9.90          $1.00       $1.00        $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
     0.55        0.64         0.62          0.64        0.64           0.04        0.06         0.05        0.05        0.05
     0.27        0.43        (0.76)         0.21        0.25             -           -            -           -            -
     0.82        1.07        (0.14)         0.85        0.89          0.04         0.06         0.05        0.05        0.05
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
   (0.61)       (0.64)       (0.62)        (0.64)     (0.64)         (0.04)      (0.06)       (0.05)      (0.05)      (0.05)
       -            -            -             -           -             -           -            -           -            -
   (0.61)       (0.64)       (0.62)        (0.64)     (0.64)         (0.04)      (0.06)       (0.05)      (0.05)      (0.05)
---------------------------------------------------------------------------------------------------------------------------------------

    0.21         0.43        (0.76)         0.21        0.25             -           -            -           -           -
   $10.24       $10.03        $9.60        $10.36     $10.15          $1.00       $1.00        $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------------------------

    8.47%       11.45%      (1.35%)         8.59%      9.37%          3.79%       6.19%        4.94%       5.31%       5.33%
  $99,741      $59,855      $56,361       $42,207    $26,710        $51,880     $35,405      $46,494     $33,571     $25,460
    0.35%        0.35%        0.35%         0.35%      0.35%          0.35%       0.35%        0.35%       0.35%       0.35%
    5.28%        6.54%        6.33%         6.26%      6.55%          3.55%       6.01%        4.85%       5.20%       5.24%
   51.22%       27.01%       19.50%        18.29%     18.41%            N/A         N/A          N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------------

    0.49%        0.44%        0.44%         0.48%      0.52%          0.51%       0.42%        0.41%       0.44%       0.46%
    5.14%        6.45%        6.23%         6.13%       6.38%         3.39%       5.94%        4.79%       5.11%       5.13%

AAL Variable Product Series Fund, Inc.
Report of Independent Accountants

To the Board of Directors and Shareholders of the AAL Variable Product Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AAL Technology Stock Portfolio, the AAL Aggressive Growth Portfolio, the AAL Small Cap Stock Portfolio, the AAL Small Cap Index Portfolio (formerly known as the AAL Small Company Stock Portfolio), the AAL Mid Cap Stock Portfolio, the AAL Mid Cap Index Portfolio, the AAL International Portfolio (formerly known as the AAL International Stock Portfolio), the AAL Capital Growth Portfolio, the AAL Large Company Index Portfolio (formerly known as the AAL Large Company Stock Portfolio), the AAL Equity Income Portfolio, the AAL Balanced Portfolio, the AAL High Yield Bond Portfolio, the AAL Bond Index Portfolio (formerly known as the AAL Bond Portfolio), and the AAL Money Market Portfolio (comprising the AAL Variable Product Series Fund, Inc., hereafter referred to collectively as the “Funds”) at December 31, 2001, the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 7, 2002

AAL Variable Annuity Account I
Statement of Assets and Liabilities
As of December 31, 2001
                                                                       Technology     Aggressive     Small Cap     Small Cap
                                                                          Stock         Growth         Stock        Index
                                                                       Subaccount     Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc.
Investments at fair value
Technology Stock Portfolio, 549,357 shares (cost $4,536,992)         $4,322,593  $             -  $              -  $                -
Aggressive Growth Portfolio, 485,153 shares (cost $4,279,731)                 -      3,854,066             -               -
Small Cap Stock Portfolio, 1,511,350 shares (cost $15,413,477)                -              -    16,759,563               -
Small Cap Index Portfolio, 22,875,892 shares (cost $312,205,532)              -              -             -     310,784,907
Mid Cap Stock Portfolio, 1,745,960 shares (cost $16,479,816)                  -              -             -               -
Mid Cap Index Portfolio, 601,258 shares (cost $5,956,281)                     -              -             -               -
International Portfolio, 4,515,708 shares (cost $61,817,159)                  -              -             -               -
Capital Growth Portfolio, 4,577,544 shares (cost $42,902,360)                 -              -             -               -
Large Company Index Portfolio, 35,064,571 shares (cost $687,637,078)          -              -             -               -
Equity Income Portfolio, 1,252,152 shares (cost $11,955,892)                  -              -             -               -
Balanced Portfolio, 50,656,195 shares (cost $743,584,586)                     -              -             -               -
High Yield Bond Portfolio, 2,825,372 shares (cost $22,114,004)                -              -             -               -
Bond Index Portfolio, 9,430,159 shares (cost $95,740,077)                     -              -             -               -
Money Market Portfolio, 48,878,743 shares (cost $48,878,743)                  -              -             -               -
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                          4,322,593      3,854,066    16,759,563    310,784,907
Liabilities                                                                   -              -             -              -
---------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                           $4,322,593     $3,854,066   $16,759,563   $310,784,907

---------------------------------------------------------------------------------------------------------------------------------------
Accumulation units                                                   $4,322,593     $3,854,066   $16,759,563   $310,784,907
Total net assets                                                     $4,322,593     $3,854,066   $16,759,563   $310,784,907
=======================================================================================================================================

Units outstanding                                                       529,594        489,760     1,548,793     15,537,535
=======================================================================================================================================
Unit value (accumulation)                                                 $8.16          $7.88        $10.82         $20.01

                                                                        Mid Cap        Mid Cap                      Capital
                                                                         Stock          Index     International     Growth
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
-------------------------------------------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc.
Investments at fair value
Technology Stock Portfolio, 549,357 shares (cost $4,536,992)   $              -  $             - $             - $              -
Aggressive Growth Portfolio, 485,153 shares (cost $4,279,731)                 -               -             -              -
Small Cap Stock Portfolio, 1,511,350 shares (cost $15,413,477)                -               -             -              -
Small Cap Index Portfolio, 22,875,892 shares (cost $312,205,532)              -               -             -              -
Mid Cap Stock Portfolio, 1,745,960 shares (cost $16,479,816)          15,746,419              -             -              -
Mid Cap Index Portfolio, 601,258 shares (cost $5,956,281)                      -     6,153,201             -               -
International Portfolio, 4,515,708 shares (cost $61,817,159)                   -             -    40,453,044               -
Capital Growth Portfolio, 4,577,544 shares (cost $42,902,360)                 -              -             -      42,072,455
Large Company Index Portfolio, 35,064,571 shares (cost $687,637,078)                         -             -               -
Equity Income Portfolio, 1,252,152 shares (cost $11,955,892)                  -              -             -               -
Balanced Portfolio, 50,656,195 shares (cost $743,584,586)                     -              -             -               -
High Yield Bond Portfolio, 2,825,372 shares (cost $22,114,004)                -              -             -               -
Bond Index Portfolio, 9,430,159 shares (cost $95,740,077)                     -              -              -              -
Money Market Portfolio, 48,878,743 shares (cost $48,878,743)                  -              -             -               -
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                         15,746,419       6,153,201    40,453,044     42,072,455
Liabilities                                                                   -               -             -              -
---------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $15,746,419     $6,153,201   $40,453,044     $42,072,455

---------------------------------------------------------------------------------------------------------------------------------------
Accumulation units                                                  $15,746,419     $6,153,201   $40,453,044    $42,072,455
Total net assets                                                    $15,746,419     $6,153,201   $40,453,044    $42,072,455
=======================================================================================================================================

Units outstanding                                                     1,764,017        608,225     4,400,738      4,651,027
=======================================================================================================================================
Unit value (accumulation)                                                 $8.93         $10.11         $9.19          $9.04

             Large                                                        High
            Company               Equity                                  Yield           Bond               Money
             Index               Income            Balanced               Bond            Index             Market
          Subaccount           Subaccount         Subaccount           Subaccount      Subaccount         Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

 $                -    $               -  $                -   $              -  $              -  $              -
                 -                     -                  -                   -               -                -
                 -                     -                  -                   -               -                -
                 -                     -                  -                   -               -                -
                 -                     -                  -                   -               -                -
                 -                     -                  -                   -               -                -
                 -                     -                  -                   -               -                -
                 -                     -                  -                   -               -                -
       710,357,827                     -                  -                   -               -                -
                 -            11,811,986                  -                   -               -                -
                 -                     -        728,372,323                   -               -                -
                 -                     -                  -          17,880,036               -                -
                 -                     -                  -                   -      96,573,661                -
                 -                     -                  -                   -               -       48,884,645
---------------------------------------------------------------------------------------------------------------------------------------
       710,357,827            11,811,986        728,372,323          17,880,036      96,573,661       48,884,645
                 -                     -                  -                   -               -                -
---------------------------------------------------------------------------------------------------------------------------------------
      $710,357,827           $11,811,986       $728,372,323         $17,880,036     $96,573,661      $48,884,645

---------------------------------------------------------------------------------------------------------------------------------------
      $710,357,827           $11,811,986       $728,372,323         $17,880,036     $96,573,661       $48,884,645
      $710,357,827           $11,811,986       $728,372,323         $17,880,036     $96,573,661       $48,884,645
=======================================================================================================================================

        33,151,014             1,263,216         40,444,678           2,031,203       6,769,804        38,135,381
=======================================================================================================================================
            $21.43                 $9.28             $18.01               $8.81          $14.26            $1.28

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Annuity Account I
Statement of Operations
For the Year Ended December 31, 2001
                                                                        Technology    Aggressive     Small Cap      Small Cap
                                                                           Stock        Growth          Stock         Index
                                                                        Subaccount    Subaccount     Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------------------------------------
Income
---------------------------------------------------------------------------------------------------------------------------------------
Dividends                                                        $             -         $3,857       $11,104     $1,149,490

Expenses
---------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense risk charges                                        26,212         24,220        80,210      3,722,410
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                             (26,212)       (20,363)      (69,106)    (2,572,920)

Net realized gain (loss) on investments
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from
investment transactions                                                 (116,600)       (97,613)          112      1,784,215
Capital gain distributions                                                    -              -         19,235     18,736,168
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 (116,600)       (97,613)       19,347     20,520,383

Change in unrealized appreciation
(depreciation) of investments                                           (214,399)      (425,665)    1,346,086     (3,433,488)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                              $(357,211)     $(543,641)   $1,296,327    $14,513,975
=======================================================================================================================================

                                                                                          Large
          Mid Cap             Mid Cap                                 Capital             Company              Equity
           Stock               Index          International           Growth               Index               Income
        Subaccount          Subaccount         Subaccount           Subaccount          Subaccount            Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

          $33,573             $19,722           $833,812            $114,635            $7,407,618             $92,453

---------------------------------------------------------------------------------------------------------------------------------------

           86,743              29,503            560,292             225,551             9,616,019              62,148
---------------------------------------------------------------------------------------------------------------------------------------
          (53,170)             (9,781)           273,520            (110,916)           (2,208,401)             30,305

---------------------------------------------------------------------------------------------------------------------------------------

          (14,765)              8,649           (133,101)            (36,390)           22,681,420             (40,967)
               -                9,506                 -                   -             24,639,667                  -
---------------------------------------------------------------------------------------------------------------------------------------
          (14,765)             18,155           (133,101)            (36,390)           47,321,087             (40,967)

         (733,396)            196,920        (14,350,425)           (829,906)         (158,969,693)           (143,905)
---------------------------------------------------------------------------------------------------------------------------------------

        $(801,331)           $205,294       $(14,210,006)          $(977,212)        $(113,857,007)          $(154,567)
=======================================================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.

                                                                                        High
                                                                                        Yield           Bond          Money
                                                                        Balanced        Bond            Index        Market
                                                                       Subaccount     Subaccount     Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

Income
---------------------------------------------------------------------------------------------------------------------------------------
Dividends                                                            $22,951,253     $1,616,257      $4,597,301   $1,595,570

Expenses
---------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense risk charges                                     9,445,303        222,786         956,909      561,047
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          13,505,950      1,393,471       3,640,392    1,034,523

Net realized gain (loss) on investments
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from
investment transactions                                               10,155,621       (693,790)         63,362            -
Capital gain distributions                                             3,985,338             -               -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               14,140,959       (693,790)         63,362            -

Change in unrealized appreciation
(depreciation) of investments                                        (65,174,685)      (714,854)      1,106,962            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                           $(37,527,776)      $(15,173)     $4,810,716   $1,034,523
=======================================================================================================================================

AAL Variable Annuity Account I
Statement of Changes in Net Assets
For the years ended December 31, 2001 and 2000

                                                                        Technology     Aggressive    Small Cap      Small Cap
                                                                           Stock         Growth         Stock         Index
                                                                        Subaccount     Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

Net assets at January 1, 2000                                      $            -  $            -  $            - $223,613,738
---------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    -            -             -      (2,143,756)
Net realized gain (loss) from investment transactions                           -            -             -      20,488,442
Change in unrealized appreciation (depreciation) of investments                 -            -             -       5,914,077
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 -            -              -     24,258,763

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                       -            -             -      31,374,894
Transfers of death benefits                                                     -            -             -      (1,745,098)
Transfers of surrenders                                                         -            -             -      (9,021,117)
Transfers between subaccounts                                                   -            -             -      26,908,998
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions                                       -            -             -      47,517,677
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         -            -             -      71,776,440
Net assets at December 31, 2000                                                 -            -             -     295,390,178

Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               (26,212)     (20,363)      (69,106)    (2,572,920)
Net realized gain (loss) from investment transactions                     (116,600)     (97,613)       19,347     20,520,383
Change in unrealized appreciation (depreciation) of investments           (214,399)    (425,665)    1,346,086     (3,433,488)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           (357,211)    (543,641)    1,296,327     14,513,975

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                1,739,538    2,374,489     5,606,116     14,083,842
Transfers of death benefits                                                     -            -             -      (1,721,678)
Transfers of surrenders                                                    (43,797)     (32,153)     (153,346)   (10,518,179)
Transfers between subaccounts                                            2,984,063    2,055,371    10,010,466       (963,231)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions                                4,679,804    4,397,707    15,463,236        880,754
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  4,322,593    3,854,066    16,759,563     15,394,729
Net assets at December 31, 2001                                         $4,322,593   $3,854,066   $16,759,563   $310,784,907

                                                                          Mid Cap        Mid Cap                     Capital
                                                                            Stock         Index    International     Growth
                                                                        Subaccount     Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

Net assets at January 1, 2000                                          $        -  $             -  $21,641,121    $        -
---------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    -              -       614,351              -
Net realized gain (loss) from investment transactions                           -             -        959,433              -
Change in unrealized appreciation (depreciation) of investments                 -             -    (11,619,399)             -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 -             -    (10,045,615)             -

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                       -              -    18,838,341              -
Transfers of death benefits                                                     -             -       (105,581)             -
Transfers of surrenders                                                         -             -     (1,307,507)             -
Transfers between subaccounts                                                   -             -     23,684,824              -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions                                       -             -     41,110,077              -
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         -             -     31,064,462              -
Net assets at December 31, 2000                                                 -             -     52,705,583              -

Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               (53,170)       (9,781)      273,520       (110,916)
Net realized gain (loss) from investment transactions                      (14,765)       18,155      (133,101)       (36,390)
Change in unrealized appreciation (depreciation) of investments           (733,396)      196,920   (14,350,425)      (829,906)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           (801,331)      205,294   (14,210,006)      (977,212)

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                6,747,275     2,194,763     4,382,611     16,701,527
Transfers of death benefits                                                 (7,628)           -       (184,261)       (16,966)
Transfers of surrenders                                                   (134,492)      (74,013)   (1,346,821)      (564,222)
Transfers between subaccounts                                            9,942,595     3,827,157      (894,062)    26,929,328
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions                               16,547,750     5,947,907     1,957,467     43,049,667
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 15,746,419     6,153,201   (12,252,539)    42,072,455
Net assets at December 31, 2001                                        $15,746,419    $6,153,201   $40,453,044    $42,072,455

           Large                                                       High
           Company            Equity                                   Yield               Bond                      Money
            Index             Income             Balanced              Bond                Index                    Market
         Subaccount         Subaccount          Subaccount          Subaccount          Subaccount                Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

      $844,974,977    $             -         $771,962,035         $15,487,660         $56,071,288              $44,134,066
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

        (3,452,324)                 -           17,157,412           1,433,902           2,898,219                1,757,424
        12,585,722                  -           36,172,761            (644,322)           (173,313)                       -
      (104,864,115)                 -          (68,566,606)         (1,236,350)          2,609,806                        -
---------------------------------------------------------------------------------------------------------------------------------------
       (95,730,717)                 -          (15,236,433)           (446,770)          5,334,712                1,757,424

---------------------------------------------------------------------------------------------------------------------------------------

        89,070,528                  -           60,152,262           2,389,291           3,826,146              122,795,844
        (5,575,021)                 -           (8,261,530)           (134,882)           (626,225)                (194,523)
       (32,945,035)                 -          (35,437,927)           (686,705)         (2,926,547)              (3,816,109)
        57,767,209                  -           15,142,806              60,500          (3,121,514)            (131,046,365)
---------------------------------------------------------------------------------------------------------------------------------------

       108,317,681                  -           31,595,611           1,628,204          (2,848,140)             (12,261,153)
---------------------------------------------------------------------------------------------------------------------------------------
        12,586,964                  -           16,359,178           1,181,434           2,486,572              (10,503,729)
       857,561,941                  -          788,321,213          16,669,094          58,557,860               33,630,337

---------------------------------------------------------------------------------------------------------------------------------------

        (2,208,401)             30,305          13,505,950           1,393,471           3,640,392                1,034,523
        47,321,087             (40,967)         14,140,959            (693,790)             63,362                        -
      (158,969,693)           (143,905)        (65,174,685)           (714,854)          1,106,962                        -
---------------------------------------------------------------------------------------------------------------------------------------
      (113,857,007)           (154,567)        (37,527,776)            (15,173)          4,810,716                1,034,523

---------------------------------------------------------------------------------------------------------------------------------------

        33,583,668           5,155,597          36,473,864           1,336,107          13,211,181               80,639,127
        (5,304,705)             (6,748)         (7,388,560)           (107,303)           (840,608)                (539,067)
       (28,769,749)           (122,637)        (38,007,141)           (787,388)         (4,335,425)              (4,352,283)
       (32,856,321)          6,940,341         (13,499,277)            784,699          25,169,937              (61,527,992)
---------------------------------------------------------------------------------------------------------------------------------------

       (33,347,107)         11,966,553         (22,421,114)          1,226,115          33,205,085               14,219,785
---------------------------------------------------------------------------------------------------------------------------------------
      (147,204,114)         11,811,986         (59,948,890)          1,210,942          38,015,801               15,254,308
      $710,357,827         $11,811,986        $728,372,323         $17,880,036         $96,573,661              $48,884,645

                      The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Annuity Account I
Notes to Financial Statements

As of December 31, 2001

Note 1. Summary of Significant Accounting Policies

The AAL Variable Annuity Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium deferred variable annuity certificates.

The Account has fourteen separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood. The merger is not expected to have a significant impact on the operations of the Account.

Note 2. Expense Charges

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 1.25% of the average daily net asset value of the Account. A certificate maintenance charge of $25 per certificate year is deducted to reimburse AAL for administrative expenses related to the contract. This fee is waived if the sum of premiums received by AAL less the sum of any withdrawals and withdrawal charges from the certificate is $1,500 or more at the time the deduction would be made. In addition, a surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The amount charged is 7% of the amount surrendered during the first contract year and declines by 1% in each of the next six contract years. The certificate owner may make two transfers from one or more subaccounts to other subaccounts or the fixed account in each certificate year, but thereafter, each transfer is subject to a $10 transfer charge.

Additionally, during the year ended December 31, 2001, management fees were paid indirectly to AAL Capital Management Corporation, a subsidiary of AAL, in its capacity as advisor to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                               % of Average     Investment
                                Net Assets     Advisory Fees
Subaccount:
--------------------------------------------------------------------------------
Technology Stock                    0.75%          $40,265
Aggressive Growth                   0.80%           42,494
Small Cap Stock                     0.70%           72,224
Small Cap Index                     0.35%        1,000,200
Mid Cap Stock                       0.70%           73,324
Mid Cap Index                       0.35%           28,123
International                       0.80%          486,846
Capital Growth                      0.65%          137,898
Large Company Index                 0.31%        2,455,296
Equity Income                       0.45%           39,165
Balanced                            0.32%        2,372,582
High Yield Bond                     0.40%          129,344
Bond Index                          0.35%          268,759
Money Market                        0.35%          156,651

Note 3. Federal Income Taxes

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account’s net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

Note 4. Investment Transactions

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

Year ended December 31, 2001        Purchases         Sales
Subaccount
--------------------------------------------------------------------------------
Technology Stock                   $5,227,068        $573,476
Aggressive Growth                   4,904,547         527,203
Small Cap Stock                     15,473,726         60,361
Small Cap Index                    29,842,766      12,798,765
Mid Cap Stock                       16,593,999         99,418
Mid Cap Index                        6,133,133        185,501
International                        5,129,947      2,898,960
Capital Growth                      43,315,926        377,175
Large Company Index                 38,960,029     49,875,870
Equity Income                       12,256,457        259,599
Balanced                            37,620,379     42,550,205
High Yield Bond                      4,097,389      1,477,803
Bond Index                          38,409,482      1,564,005
Money Market                        46,355,246     31,101,360
--------------------------------------------------------------------------------
                                  $304,320,094   $144,349,701
================================================================================

--------------------------------------------------------------------------------
Note 5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows:

                          Units        Units     Net Increase/
Year ended                 Sold       Redeemed    (Decrease)
December 31, 2001
Subaccount
--------------------------------------------------------------------------------
Technology Stock           534,787       5,193       529,594
Aggressive Growth          493,643       3,882       489,761
Small Cap Stock          1,564,173      15,380     1,548,793
Small Cap Index            751,705     723,179        28,526
Mid Cap Stock            1,780,038      16,021     1,764,017
Mid Cap Index              615,824       7,599       608,225
International              419,612     236,335       183,277
Capital Growth           4,715,361      64,334     4,651,027
Large Company Index      1,492,738   3,052,753    (1,560,015)
Equity Income            1,227,237      14,021     1,263,216
Balanced                 2,001,325   3,267,235    (1,265,910)
High Yield Bond            235,562     100,979       134,583
Bond Index               2,746,049     371,637     2,374,412
Money Market            63,463,481  52,219,990    11,243,491
--------------------------------------------------------------------------------
                        82,091,535  60,098,538    21,992,997
================================================================================

                          Units        Units     Net Increase/
Year ended                 Sold       Redeemed    (Decrease)
December 31, 2000
Subaccount
--------------------------------------------------------------------------------
Small Cap Index          3,202,504      594,674     2,607,830
International            2,900,733      100,213     2,800,520
Large Company Index      5,484,013    1,450,419     4,033,594
Balanced                 3,922,082    2,278,376     1,643,706
High Yield Bond            275,662       92,697       182,965
Bond Index                 306,566      547,812      (241,246)
Money Market           100,990,508  111,106,140   (10,115,632)
--------------------------------------------------------------------------------
                       117,082,068  116,170,331       911,737
================================================================================

--------------------------------------------------------------------------------
Note 6. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2001, follows. Quoted total returns only reflect the change in the subaccounts unit value for the period; the quoted returns do not reflect deductions for charges and expenses at the contract level.

                                                                                Expenses as a
Year or Period Ended                                                             % of Average        Investment       Total
December 31, 2001                     Units        Unit Value    Net Assets       Net Assets        Income Ratio      Return
---------------------------------------------------------------------------------------------------------------------------------------
Technology Stock Subaccount           529,594        $8.16       $4,322,593          1.25%              0.00%       (18.36)%*
Aggressive Growth Subaccount          489,760         7.88        3,854,066          1.25               0.17        (21.25)*
Small Cap Stock Subaccount          1,548,793        10.82       16,759,563          1.25               0.14          8.22*
Small Cap Index Subaccount         15,537,535        20.01      310,784,907          1.25               0.39          5.05
Mid Cap Stock Subaccount            1,764,017         8.93       15,746,419          1.25               0.40        (10.72)*
Mid Cap Index Subaccount              608,225        10.11        6,153,201          1.25               0.69          1.13*
International Subaccount            4,400,738         9.19       40,453,044          1.25               1.88        (26.42)
Capital Growth Subaccount           4,651,027         9.04       42,072,455          1.25               0.53         (9.55)*
Large Company Index
   Subaccount                      33,151,014        21.43      710,357,827          1.25               0.97        (13.25)
Equity Income Subaccount            1,263,216         9.28       11,811,986          1.25               1.55         (7.22)*
Balanced Subaccount                40,444,678        18.01      728,372,323          1.25               3.06         (4.69)
High Yield Bond Subaccount          2,031,203         8.81       17,880,036          1.25               9.13          0.14
Bond Index Subaccount               6,769,804        14.26       96,573,661          1.25               6.03          7.11
Money Market Subaccount            38,135,381         1.28       48,884,645          1.25               3.58          2.49

* Cumulative total return since commencement of operations.

AAL Variable Annuity Account I
Report of Independent Accountants

The Board of Directors and Certificate Owners
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the accompanying statement of assets and liabilities of the individual subaccounts of AAL Variable Annuity Account I (the Account) (comprising, respectively, the Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Index, Mid Cap Stock, Mid Cap Index, International, Capital Growth, Large Company Index, Equity Income, Balanced, High Yield Bond, Bond Index, and Money Market Subaccounts) as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account I at December 31, 2001, and the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Milwaukee, Wisconsin
January 23, 2002

AAL Variable Annuity Account II
Statement of Assets and Liabilities
As of December 31, 2001
                                                                         Technology    Aggressive     Small Cap      Small Cap
                                                                            Stock        Growth         Stock          Index
                                                                         Subaccount    Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc.
Investments at fair value
Technology Stock Portfolio, 17,149 shares (cost $147,741)                $134,338   $          -    $          -  $             -
Aggressive Growth Portfolio, 20,454 shares (cost $180,397)                      -        161,271               -            -
Small Cap Stock Portfolio, 59,859 shares (cost $623,208)                        -              -         664,178            -
Small Cap Index Portfolio, 329,220 shares (cost $4,574,474)                     -              -               -    4,472,813
Mid Cap Stock Portfolio, 63,907 shares (cost $608,673)                          -              -               -            -
Mid Cap Index Portfolio, 16,560 shares (cost $164,633)                          -              -               -            -
International Portfolio, 170,952 shares (cost $2,410,886)                       -              -               -            -
Capital Growth Portfolio, 364,318 shares (cost $3,437,908)                      -              -               -            -
Large Company Index Portfolio, 615,395 shares (cost $15,766,085)                -              -               -            -
Equity Income Portfolio, 45,995 shares (cost $437,077)                          -              -               -            -
Balanced Portfolio, 768,100 shares (cost $12,352,819)                           -              -               -            -
High Yield Bond Portfolio, 178,665 shares (cost $1,268,756)                     -              -               -            -
Bond Index Portfolio, 249,597 shares (cost $2,513,998)                          -              -               -            -
Money Market Portfolio, 1,528,117 shares (cost $1,528,117)                      -              -               -            -
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                              134,338        161,271         664,178    4,472,813
Liabilities                                                                     -              -               -            -
---------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                               $134,338       $161,271        $664,178   $4,472,813

Accumulation units                                                       $134,338       $161,271        $664,178   $4,472,813
---------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                         $134,338       $161,271         $664,178  $4,472,813
=======================================================================================================================================

Units outstanding                                                          16,532         20,648          61,341      223,586
=======================================================================================================================================
Unit value (accumulation)                                                   $8.16          $7.88          $10.82       $20.01

                                                                                             Large
            Mid Cap              Mid Cap                               Capital             Company                Equity
             Stock                Index          International         Growth                Index                Income
          Subaccount           Subaccount         Subaccount          Subaccount          Subaccount            Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

      $           -       $           -    $             -     $             -   $               -          $           -
                  -                   -                  -                   -                   -                      -
                  -                   -                  -                   -                   -                      -
                  -                   -                  -                   -                   -                      -
            576,654                   -                  -                   -                   -                      -
                  -             169,512                  -                   -                   -                      -
                  -                   -          1,531,476                   -                   -                      -
                  -                   -                  -           3,360,780                   -                      -
                  -                   -                  -                   -          12,466,776                      -
                  -                   -                  -                   -                   -                434,268
                  -                   -                  -                   -                   -                      -
                  -                   -                  -                   -                   -                      -
                  -                   -                  -                   -                   -                      -
                  -                   -                  -                   -                   -                      -
---------------------------------------------------------------------------------------------------------------------------------------
            576,654             169,512          1,531,476           3,360,780          12,466,776                434,268
                  -                   -                  -                   -                   -                      -
---------------------------------------------------------------------------------------------------------------------------------------
           $576,654            $169,512         $1,531,476          $3,360,780         $12,466,776               $434,268

           $576,654            $169,512         $1,531,476          $3,360,780         $12,466,776               $434,268
---------------------------------------------------------------------------------------------------------------------------------------
           $576,654            $169,512         $1,531,476          $3,360,780         $12,466,776               $434,268
=======================================================================================================================================

             64,568              16,752            166,602             370,167             581,825                 46,401
=======================================================================================================================================
              $8.93              $10.11              $9.19               $9.04              $21.43                  $9.28

                                                                                          High
                                                                                          Yield        Bond          Money
                                                                         Balanced         Bond         Index        Market
                                                                       Subaccount      Subaccount   Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc.
Investments at fair value
Technology Stock Portfolio, 17,149 shares (cost $147,741)       $               -  $             -  $             -  $             -
Aggressive Growth Portfolio, 20,454 shares (cost $180,397)                      -            -             -               -
Small Cap Stock Portfolio, 59,859 shares (cost $623,208)                        -            -             -               -
Small Cap Index Portfolio, 329,220 shares (cost $4,574,474)                     -            -             -               -
Mid Cap Stock Portfolio, 63,907 shares (cost $608,673)                          -            -             -               -
Mid Cap Index Portfolio, 16,560 shares (cost $164,633)                          -            -             -               -
International Portfolio, 170,952 shares (cost $2,410,886)                       -            -             -               -
Capital Growth Portfolio, 364,318 shares (cost $3,437,908)                      -            -             -               -
Large Company Index Portfolio, 615,395 shares (cost $15,766,085)                -            -             -               -
Equity Income Portfolio, 45,995 shares (cost $437,077)                          -            -             -               -
Balanced Portfolio, 768,100 shares (cost $12,352,819)                  11,045,198            -             -               -
High Yield Bond Portfolio, 178,665 shares (cost $1,268,756)                     -    1,130,626             -               -
Bond Index Portfolio, 249,597 shares (cost $2,513,998)                          -            -     2,556,354               -
Money Market Portfolio, 1,528,117 shares (cost $1,528,117)                      -            -             -       1,528,220
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                           11,045,198    1,130,626     2,556,354       1,528,220
Liabilities                                                                     -            -             -               -
---------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                            $11,045,198   $1,130,626    $2,556,354      $1,528,220

Accumulation units                                                    $11,045,198   $1,130,626    $2,556,354      $1,528,220
---------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                      $11,045,198   $1,130,626    $2,556,354      $1,528,220
=======================================================================================================================================

Units outstanding                                                         613,289      128,437       179,192       1,191,977
=======================================================================================================================================
Unit value (accumulation)                                                  $18.01        $8.81        $14.26           $1.28

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Annuity Account II
Statement of Operations
For the Year Ended December 31, 2001

                                                                   Technology       Aggressive        Small Cap     Small Cap
                                                                      Stock           Growth           Stock          Index
                                                                   Subaccount       Subaccount       Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------------------------------------
Income
---------------------------------------------------------------------------------------------------------------------------------------
Dividends                                                    $           -              $163           $633          $16,240

Expenses
---------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense risk charges                                      897              950          3,535           51,705
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           (897)            (787)        (2,902)         (35,465)

Net realized gain (loss) on investments
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from
investment transactions                                                 996             (420)           827           23,939
Capital gain distributions                                               -                -             574          270,308
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 996             (420)         1,401          294,247

Change in unrealized appreciation
(depreciation) of investments                                       (13,403)         (19,126)        40,970          (68,044)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                          $(13,304)        $(20,333)       $39,469         $190,738
=======================================================================================================================================

                                                                     Mid Cap        Mid Cap                         Capital
                                                                      Stock          Index         International     Growth
                                                                   Subaccount     Subaccount        Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Income
---------------------------------------------------------------------------------------------------------------------------------------
Dividends                                                            $1,238           $750           $31,596         $8,878

Expenses
---------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense risk charges                                    3,418            881            20,935         18,742
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         (2,180)          (131)           10,661         (9,864)

Net realized gain (loss) on investments
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from
investment transactions                                                (186)            (3)         (131,354)        (6,584)
Capital gain distributions                                               -             115                -               -
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (186)           112          (131,354)        (6,584)

Change in unrealized appreciation
(depreciation) of investments                                       (32,019)         4,879          (409,692)       (77,127)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                          $(34,385)        $4,860         $(530,385)      $(93,575)
=======================================================================================================================================

           Large                                                        High
          Company              Equity                                   Yield                Bond                Money
           Index               Income            Balanced               Bond                 Index               Market
        Subaccount           Subaccount         Subaccount           Subaccount           Subaccount           Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

         $131,438              $3,286            $344,275             $99,581              $117,732             $41,287

---------------------------------------------------------------------------------------------------------------------------------------

          169,285               2,296             141,220              13,668                24,184              14,925
---------------------------------------------------------------------------------------------------------------------------------------
          (37,847)                990             203,055              85,913                93,548              26,362

---------------------------------------------------------------------------------------------------------------------------------------

         (512,404)               (551)           (284,164)            (28,427)               23,297                   -
          433,764                  -               60,547                  -                     -                    -
---------------------------------------------------------------------------------------------------------------------------------------
          (78,640)               (551)           (223,617)            (28,427)               23,297                   -

       (1,894,136)             (2,809)           (522,638)            (61,221)                1,837                   -
---------------------------------------------------------------------------------------------------------------------------------------

      $(2,010,623)            $(2,370)          $(543,200)            $(3,735)             $118,682             $26,362
=======================================================================================================================================

                      The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Annuity Account II
Statement of Changes in Net Assets
For the Years Ended December 31, 2001, and 2000
                                                               Technology       Aggressive        Small Cap         Small Cap
                                                                  Stock           Growth            Stock             Index
                                                               Subaccount       Subaccount       Subaccount        Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

Net assets at January 1, 2000                            $           -    $           -     $           -           $624,734
---------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         -                -                 -            (19,149)
Net realized gain (loss) from investment transactions                -                -                 -            274,301
Change in unrealized appreciation (depreciation) of investments      -                -                 -            (46,102)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      -                -                 -            209,050

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                            -                -                 -          1,259,732
Transfers of death benefits                                          -                -                 -             (3,752)
Transfers of surrenders                                              -                -                 -           (136,318)
Transfers between subaccounts                                        -                -                 -          1,891,723
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions                            -                -                 -          3,011,385
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              -                -                 -          3,220,435
Net assets at December 31, 2000                                      -                -                 -          3,845,169

Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       (897)            (787)           (2,902)          (35,465)
Net realized gain (loss) from investment transactions               996             (420)            1,401           294,247
Change in unrealized appreciation (depreciation) of investments (13,403)         (19,126)           40,970           (68,044)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations (13,304)         (20,333)           39,469           190,738

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                        62,494           51,145           163,678           465,012
Transfers of death benefits                                          -                -                 -             (2,625)
Transfers of surrenders                                          (2,358)          (3,018)          (10,061)         (312,657)
Transfers between subaccounts                                    87,506          133,477           471,092           287,176
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions                       147,642          181,604           624,709           436,906
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         134,338          161,271           664,178           627,644
Net assets at December 31, 2001                                $134,338         $161,271          $664,178        $4,472,813

                                                                                           Large
           Mid Cap            Mid Cap                                Capital             Company                 Equity
            Stock              Index         International           Growth                Index                 Income
         Subaccount         Subaccount         Subaccount          Subaccount           Subaccount             Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

     $          -      $           -             $393,701  $              -            $4,124,971          $           -
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

                -                  -               22,314                -                (41,713)                     -
                -                  -               45,127                -                179,248                      -
                -                  -             (500,436)               -             (1,526,683)                     -
---------------------------------------------------------------------------------------------------------------------------------------
                -                  -             (432,995)               -             (1,389,148)                     -

---------------------------------------------------------------------------------------------------------------------------------------

                -                  -              901,340                -              4,710,621                      -
                -                  -                   -                 -                 (8,512)                     -
                -                  -              (92,864)               -               (738,542)                     -
                -                  -            1,200,664                -              7,966,205                      -
---------------------------------------------------------------------------------------------------------------------------------------

                -                  -            2,009,140                -             11,929,772                      -
---------------------------------------------------------------------------------------------------------------------------------------
                -                  -            1,576,145                -             10,540,624                      -
                -                  -            1,969,846                -             14,665,595                      -

---------------------------------------------------------------------------------------------------------------------------------------

            (2,180)              (131)             10,661            (9,864)              (37,847)                   990
              (186)               112            (131,354)           (6,584)              (78,640)                  (551)
           (32,019)             4,879            (409,692)          (77,127)           (1,894,136)                (2,809)
---------------------------------------------------------------------------------------------------------------------------------------
           (34,385)             4,860            (530,385)          (93,575)           (2,010,623)                (2,370)

---------------------------------------------------------------------------------------------------------------------------------------

           284,667             60,404             177,713           810,970             1,106,480                138,988
                -                  -              (43,953)               -               (260,288)                     -
           (13,874)            (1,623)           (125,309)          (57,475)             (941,361)               (10,858)
           340,246            105,871              83,564         2,700,860               (93,027)               308,508
---------------------------------------------------------------------------------------------------------------------------------------

           611,039            164,652              92,015         3,454,355              (188,196)               436,638
---------------------------------------------------------------------------------------------------------------------------------------
           576,654            169,512            (438,370)        3,360,780            (2,198,819)               434,268
          $576,654           $169,512          $1,531,476        $3,360,780           $12,466,776               $434,268

                                                                                    High
                                                                                    Yield           Bond             Money
                                                                 Balanced           Bond            Index           Market
                                                               Subaccount        Subaccount      Subaccount       Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

Net assets at January 1, 2000                                  $3,175,732        $199,235        $156,696        $1,798,099
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Net investment income (loss)                                      206,757          61,278          42,020            58,286
Net realized gain (loss) from investment transactions             432,397          (5,289)           (753)                -
Change in unrealized appreciation (depreciation) of investments  (780,423)        (75,429)         43,306                 -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  (141,269)        (19,440)         84,573            58,286

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                       3,761,357         383,323         249,451        17,859,273
Transfers of death benefits                                        (8,249)             -               -                  -
Transfers of surrenders                                          (499,581)        (51,985)        (47,690)         (371,508)
Transfers between subaccounts                                   4,886,642         418,181         597,860       (18,249,749)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions                       8,140,169         749,519         799,621          (761,984)
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         7,998,900         730,079         884,194          (703,698)
Net assets at December 31, 2000                                11,174,632         929,314       1,040,890         1,094,401

Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      203,055          85,913          93,548            26,362
Net realized gain (loss) from investment transactions            (223,617)        (28,427)         23,297                 -
Change in unrealized appreciation (depreciation) of investments  (522,638)        (61,221)          1,837                 -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  (543,200)         (3,735)        118,682            26,362

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                       1,133,581         295,854         656,961         8,148,286
Transfers of death benefits                                      (423,162)        (23,920)        (22,139)                -
Transfers of surrenders                                          (749,414)        (89,392)        (99,646)         (247,162)
Transfers between subaccounts                                     452,761          22,505         861,606        (7,493,667)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions                         413,766         205,047       1,396,782           407,457
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (129,434)        201,312       1,515,464           433,819
Net assets at December 31, 2001                               $11,045,198      $1,130,626      $2,556,354        $1,528,220

  The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Annuity Account II
Notes to Financial Statements

As of December 31, 2001

Note 1. Summary of Significant Accounting Policies

The AAL Variable Annuity Account II (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund single premium immediate variable annuity certificates.

The Account has fourteen separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood. The merger is not expected to have a significant impact on the operations of the Account.

Note 2. Expense Charges

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 1.25% of the average daily net asset value of the Account. There is a daily charge based on a percentage of each portfolio’s average daily net asset value that is payable to the portfolio’s investment advisor. The certificate owner may make two transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed. In addition, each certificate has an indirect withdrawal and surrender charge, not to exceed 6%. The net amount received upon surrender is the commuted value. For the variable subaccounts, the commuted value is calculated using an interest rate of 0.5% greater than the assumed investment return selected.

Additionally, during the year ended December 31, 2001, management fees were paid indirectly to AAL Capital Management Corporation, a subsidiary of AAL, in its capacity as advisor to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                                 % of Average     Investment
                                  Net Assets     Advisory Fees
Subaccount:
---------------------------------------------------------------------------
Technology Stock                       0.75%       $1,299
Aggressive Growth                      0.80%          924
Small Cap Stock                        0.70%        2,330
Small Cap Index                        0.35%       20,838
Mid Cap Stock                          0.70%        3,154
Mid Cap Index                          0.35%        1,210
International                          0.80%       16,050
Capital Growth                         0.65%       10,846
Large Company Index                    0.31%       42,760
Equity Income                          0.45%          825
Balanced                               0.32%       24,210
High Yield Bond                        0.40%        5,563
Bond Index                             0.35%        2,742
Money Market                           0.35%        3,264

Note 3. Federal Income Taxes

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the
Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

Note 4. Investment Transactions

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

Year ended
December 31, 2001                   Purchases         Sales
Subaccount
------------------------------------------------------------------------------
Technology Stock                      $154,528        $7,783
Aggressive Growth                      183,480         2,663
Small Cap Stock                        634,936        12,555
Small Cap Index                      1,421,061       749,312
Mid Cap Stock                          625,935        17,076
Mid Cap Index                          172,362         7,726
International                          396,749       294,073
Capital Growth                       3,579,314       134,823
Large Company Index                  2,591,507     2,383,786
Equity Income                          449,275        11,647
Balanced                             2,618,371     1,941,003
High Yield Bond                        474,058       183,098
Bond Index                           1,860,534       370,204
Money Market                         6,663,328     6,229,617
-------------------------------------------------------------------------------
                                   $21,825,438   $12,345,366
===============================================================================

Note 5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows:

                           Units      Units      Net Increase/
                            Sold     Redeemed      (Decrease)
Year ended
December 31, 2001
Subaccount
------------------------------------------------------------------------------
Technology Stock            17,109          577      16,532
Aggressive Growth           21,184          536      20,648
Small Cap Stock             62,909        1,568      61,341
Small Cap Index             44,125       22,398      21,727
Mid Cap Stock               67,342        2,774      64,568
Mid Cap Index               17,537          785      16,752
International               31,724       22,750       8,974
Capital Growth             378,139        7,972     370,167
Large Company Index         54,999       66,808     (11,809)
Equity Income               47,734        1,333      46,401
Balanced                   101,745       79,695      22,050
High Yield Bond             38,962       16,271      22,691
Bond Index                 113,254       12,201     101,053
Money Market             6,431,130    6,114,066     317,064
------------------------------------------------------------------------------
                         7,427,893    6,349,734   1,078,159
==============================================================================

                           Units      Units      Net Increase/
                            Sold     Redeemed      (Decrease)
Year ended
December 31, 2000
Subaccount
------------------------------------------------------------------------------
Small Cap Index            175,862       10,039     165,823
International              140,574        8,724     131,850
Large Company Index        482,359       38,493     443,866
Balanced                   463,558       37,164     426,394
High Yield Bond             90,763        7,063      83,700
Bond Index                  69,484        4,300      65,184
Money Market            14,749,542   15,382,112    (632,570)
------------------------------------------------------------------------------
                        16,172,142   15,487,895     684,247
==============================================================================

Note 6. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for each of the three years in the period ended December 31, 2001, follows. Quoted total returns only reflect the change in the subaccounts unit value for the period; the quoted returns do not reflect deductions for charges and expenses at the contract level.

                                                                                Expenses as a
Year or Period Ended                                                             % of Average        Investment       Total
December 31, 2001                     Units        Unit Value    Net Assets       Net Assets        Income Ratio      Return
---------------------------------------------------------------------------------------------------------------------------------------
Technology Stock Subaccount            16,532        $8.16         $134,338          1.25%              0.00%       (18.36)%*
Aggressive Growth Subaccount           20,648         7.88          161,271          1.25               0.18        (21.25)*
Small Cap Stock Subaccount             61,341        10.82          664,178          1.25               0.18          8.22*
Small Cap Index Subaccount            223,586        20.01        4,472,813          1.25               0.39          5.05
Mid Cap Stock Subaccount               64,568         8.93          576,654          1.25               0.36        (10.72)*
Mid Cap Index Subaccount               16,752        10.11          169,512          1.25               0.86          1.13*
International Subaccount              166,602         9.19        1,531,476          1.25               1.89        (26.42)
Capital Growth Subaccount             370,167         9.04        3,360,780          1.25               0.48         (9.55)*
Large Company Index Subaccount        581,825        21.43       12,466,776          1.25               0.97        (13.25)
Equity Income Subaccount               46,401         9.28          434,268          1.25               1.46         (7.22)*
Balanced Subaccount                   613,289        18.01       11,045,198          1.25               3.05         (4.69)
High Yield Bond Subaccount            128,437         8.81        1,130,626          1.25               9.12          0.14
Bond Index Subaccount                 179,192        14.26        2,556,354          1.25               6.08          7.11
Money Market Subaccount             1,191,977         1.28        1,528,220          1.25               3.49          2.49

* Cumulative total return since commencement of operations.

AAL Variable Annuity Account II
Report of Independent Accountants

The Board of Directors and Certificate Owners
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the accompanying statement of assets and liabilities of the individual subaccounts of AAL Variable Annuity Account II (the Account) (comprising, respectively, the Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Index, Mid Cap Stock, Mid Cap Index, International, Capital Growth, Large Company Index, Equity Income, Balanced, High Yield Bond, Bond Index, and Money Market Subaccounts) as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account II at December 31, 2001, and the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Milwaukee, Wisconsin
January 23, 2002

AAL Variable Life Account I
Statement of Assets and Liabilities
As of December 31, 2001
                                                                       Technology     Aggressive      Small Cap     Small Cap
                                                                          Stock         Growth          Stock         Index
                                                                       Subaccount     Subaccount     Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc.
Investments at fair value
Technology Stock Portfolio, 45,835 shares (cost $360,484)               $361,266  $           -  $           -  $              -
Aggressive Growth Portfolio, 50,900 shares (cost $421,272)                     -       405,726              -               -
Small Cap Stock Portfolio, 64,393 shares (cost $659,430)                       -             -        713,674               -
Small Cap Index Portfolio, 552,112 shares (cost $7,416,505)                    -             -              -       7,376,413
Mid Cap Stock Portfolio, 75,748 shares (cost $705,408)                         -             -              -               -
Mid Cap Index Portfolio, 26,218 shares (cost $256,721)                         -             -              -               -
International Portfolio, 285,333 shares (cost $3,549,224)                      -             -              -               -
Capital Growth Portfolio, 188,328 shares (cost $1,739,527)                     -             -              -               -
Large Company Index Portfolio, 791,300 shares (cost $18,999,214)               -             -              -               -
Equity Income Portfolio, 25,265 shares (cost $236,799)                         -             -              -               -
Balanced Portfolio, 335,529 shares (cost $5,343,655)                           -             -              -               -
High Yield Bond Portfolio, 85,041 shares (cost $626,543)                       -             -              -               -
Bond Index Portfolio, 57,602 shares (cost $581,141)                            -             -              -               -
Money Market Portfolio, 1,473,332 shares (cost $1,473,332)                     -             -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                             361,266       405,726        713,674       7,376,413
Liabilities                                                                    -             -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $361,266      $405,726       $713,674      $7,376,413

Accumulation units                                                      $361,266      $405,726       $713,674      $7,376,413
---------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                        $361,266      $405,726       $713,674      $7,376,413
=======================================================================================================================================

Units outstanding                                                         43,725        50,848         65,302         623,185
=======================================================================================================================================
Unit value (accumulation)                                                  $8.25         $7.96         $10.94          $12.04

                                                                         Mid Cap       Mid Cap                       Capital
                                                                          Stock          Index      International    Growth
                                                                       Subaccount     Subaccount     Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc.
Investments at fair value
Technology Stock Portfolio, 45,835 shares (cost $360,484)         $           -   $          -  $             -  $             -
Aggressive Growth Portfolio, 50,900 shares (cost $421,272)                    -              -              -               -
Small Cap Stock Portfolio, 64,393 shares (cost $659,430)                      -              -              -               -
Small Cap Index Portfolio, 552,112 shares (cost $7,416,505)                   -              -              -               -
Mid Cap Stock Portfolio, 75,748 shares (cost $705,408)                  682,827              -              -               -
Mid Cap Index Portfolio, 26,218 shares (cost $256,721)                        -        268,243              -               -
International Portfolio, 285,333 shares (cost $3,549,224)                     -              -      2,556,038               -
Capital Growth Portfolio, 188,328 shares (cost $1,739,527)                    -              -              -       1,718,870
Large Company Index Portfolio, 791,300 shares (cost $18,999,214)              -              -              -               -
Equity Income Portfolio, 25,265 shares (cost $236,799)                        -              -              -               -
Balanced Portfolio, 335,529 shares (cost $5,343,655)                          -              -              -               -
High Yield Bond Portfolio, 85,041 shares (cost $626,543)                      -              -              -               -
Bond Index Portfolio, 57,602 shares (cost $581,141)                           -              -              -               -
Money Market Portfolio, 1,473,332 shares (cost $1,473,332)                    -              -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                            682,827        268,243      2,556,038      1,718,870
Liabilities                                                                   -              -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                             $682,827       $268,243     $2,556,038      $1,718,870

Accumulation units                                                     $682,827       $268,243     $2,556,038      $1,718,870
---------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                       $682,827       $268,243     $2,556,038      $1,718,870

Units outstanding                                                        75,734         26,247        285,487         189,361
=======================================================================================================================================
Unit value (accumulation)                                                 $9.02         $10.22          $8.96           $9.14

             Large                                                         High
             Company             Equity                                   Yield                Bond               Money
              Index              Income              Balanced              Bond               Index              Market
            Subaccount         Subaccount          Subaccount           Subaccount          Subaccount         Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

    $               -     $           -     $             -       $           -       $           -     $             -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
           16,030,659                 -                   -                   -                   -                   -
                    -           237,445                   -                   -                   -                   -
                    -                 -           4,824,752                   -                   -                   -
                    -                 -                   -             538,177                   -                   -
                    -                 -                   -                   -             589,915                   -
                    -                 -                   -                   -                   -           1,473,458
---------------------------------------------------------------------------------------------------------------------------------------
           16,030,659           237,445           4,824,752             538,177             589,915           1,473,458
                    -                 -                   -                   -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------------
          $16,030,659          $237,445          $4,824,752            $538,177            $589,915         $1,473,458

          $16,030,659          $237,445          $4,824,752            $538,177            $589,915          $1,473,458
---------------------------------------------------------------------------------------------------------------------------------------
          $16,030,659          $237,445          $4,824,752            $538,177            $589,915          $1,473,458

            1,488,611            25,223             414,271              59,085              46,560           1,233,087
=======================================================================================================================================
               $10.77             $9.38              $11.65              $ 9.11              $12.67              $1.19

                      The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Life Account I
Statement of Operations
For the Years Ended December 31, 2001, 2000 and 1999
                                                                   Technology       Aggressive       Small Cap      Small Cap
                                                                      Stock           Growth           Stock          Index
                                                                   Subaccount       Subaccount       Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------------------------------------
December 31,2001:
---------------------------------------------------------------------------------------------------------------------------------------
Income
Dividends                                                      $         -              $384          $651           $24,719
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    -               384           651            24,719

Net realized gain (loss) on investments
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investment transactions                (1,027)            (697)          248            12,798
Capital gain distributions                                               -                -            590           450,704
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (1,027)            (697)          838           463,502

Change in unrealized appreciation (depreciation) of investments         782          (15,545)       54,244          (141,262)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       $(245)        $(15,858)      $55,733          $346,959
=======================================================================================================================================

December 31, 2000:
---------------------------------------------------------------------------------------------------------------------------------------
Income
Dividends                                                       $        -       $        -     $        -           $14,384
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    -                -              -            14,384

---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                    -                -              -             4,522
Capital gain distributions                                               -                -              -           337,670
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  -                -              -           342,192

Change in unrealized appreciation (depreciation) of investments          -                -              -               990
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations $         -    $          -    $         -         $ 357,566
=======================================================================================================================================

December 31, 1999:
---------------------------------------------------------------------------------------------------------------------------------------
Income
Dividends                                                       $        -      $         -     $        -            $5,339
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    -                -              -             5,339

Net realized gain (loss) on investments
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investment transactions                    -                -              -           (10,167)
Capital gain distributions                                               -                -              -            76,179
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  -                -              -            66,012

Change in unrealized appreciation (depreciation) of investments          -                -              -           122,760
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations$         -     $          -    $         -          $194,111
=======================================================================================================================================

                                                                                             Large
              Mid Cap           Mid Cap                                Capital               Company              Equity
               Stock             Index           International          Growth                Index               Income
            Subaccount        Subaccount          Subaccount          Subaccount          Subaccount             Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

                $1,396              $777          $52,534             $4,162               $147,503               $1,493
---------------------------------------------------------------------------------------------------------------------------------------
                 1,396               777           52,534              4,162                147,503                1,493

---------------------------------------------------------------------------------------------------------------------------------------
                (1,490)             (368)          (9,634)            (7,159)                69,499               (2,535)
                    -                170                -                  -                553,801                    -
---------------------------------------------------------------------------------------------------------------------------------------
                (1,490)             (198)          (9,634)            (7,159)               623,300               (2,535)

               (22,581)           11,523         (718,450)           (20,657)            (2,603,135)                 647
---------------------------------------------------------------------------------------------------------------------------------------
              $(22,675)          $12,102        $(675,550)          $(23,654)           $(1,832,332)               $(395)
=======================================================================================================================================

        $           -       $         -           $47,477      $           -                $99,556           $       -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -            47,477                  -                 99,556                    -

---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -             3,630                  -                 31,113                    -
                    -                 -            38,267                  -                157,007                    -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -            41,897                  -                188,120                    -

                    -                 -          (404,838)                 -             (1,466,322)                   -
---------------------------------------------------------------------------------------------------------------------------------------
        $           -       $         -         $(315,464)     $           -            $(1,178,646)           $       -
=======================================================================================================================================

        $           -       $         -            $4,546     $            -                $49,411           $       -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -             4,546                  -                 49,411                    -

---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -               673                  -                 26,751                    -
                    -                 -             2,180                  -                 64,752                    -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -             2,853                  -                 91,503                    -

                    -                 -           121,948                  -                838,100                    -
---------------------------------------------------------------------------------------------------------------------------------------
        $           -       $         -          $129,347      $           -               $979,014            $       -
=======================================================================================================================================

                                                                                          High
                                                                                          Yield        Bond          Money
                                                                          Balanced        Bond         Index        Market
                                                                         Subaccount    Subaccount   Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------------------------------------
December 31, 2001:
---------------------------------------------------------------------------------------------------------------------------------------
Income
Dividends                                                                $137,468       $45,006       $24,716      $32,065
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     137,468        45,006        24,716       32,065

Net realized gain (loss) on investments
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investment transactions                     (22,420)      (16,592)           95            -
Capital gain distributions                                                 26,059            -             -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     3,639       (16,592)           95            -

Change in unrealized appreciation (depreciation) of investments          (289,405)      (23,063)        4,381            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $(148,298)       $5,351       $29,192      $32,065
=======================================================================================================================================

December 31, 2000:
---------------------------------------------------------------------------------------------------------------------------------------
Income
Dividends                                                                $114,096       $35,238       $11,433      $33,854
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     114,096        35,238        11,433       33,854

---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                      19,694        (4,242)       (1,513)           -
Capital gain distributions                                                147,112            -             -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   166,806        (4,242)       (1,513)           -

---------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) of investments          (315,533)      (35,369)       10,220            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $(34,631)      $(4,373)      $20,140      $33,854
=======================================================================================================================================

December 31, 1999:
---------------------------------------------------------------------------------------------------------------------------------------
Income
Dividends                                                                 $49,785       $21,256        $5,486      $13,959
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      49,785        21,256         5,486       13,959

Net realized gain (loss) on investments
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investment transactions                       4,239        (2,374)         (448)           -
Capital gain distributions                                                 63,901            -             -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    68,140        (2,374)         (448)           -

---------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) of investments            58,709       (29,663)       (5,652)           -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $176,634      $(10,781)        $(614)     $13,959
=======================================================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Life Account I
Statement of Changes in Net Assets
For the Years Ended December 31, 2001, 2000 and 1999

                                                                      Technology     Aggressive     Small Cap      Small Cap
                                                                         Stock         Growth         Stock          Index
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
-------------------------------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                    $            -  $            -  $            -    $491,803
---------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         -              -             -          5,339
Net realized gain (loss) from investment transactions                         -              -             -         66,012
Change in unrealized appreciation (depreciation) of investments               -              -             -        122,760
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -             -        194,111

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                     -              -             -        886,595
Transfers of maturities                                                       -              -             -         (1,328)
Transfers of surrenders and terminations                                      -              -             -         (1,000)
Transfers of policy loans                                                     -              -             -        (17,699)
Cost of insurance and administrative charges                                  -              -             -       (255,086)
Transfers between subaccounts                                                 -              -             -        417,507
Mortality and expense risk charges                                            -              -             -         (7,642)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -             -      1,021,347
Total increase in net assets                                                  -              -             -      1,215,458
Net assets at December 31, 1999                                               -              -             -      1,707,261

Increase in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         -              -             -         14,384
Net realized gain (loss) from investment transactions                         -              -             -        342,192
Change in unrealized appreciation (depreciation) of investments               -              -             -            990
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -             -        357,566

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                     -              -             -      2,604,030
Transfers of maturities                                                       -              -             -         (8,058)
Transfers of surrenders and terminations                                      -              -             -        (16,335)
Transfers of policy loans                                                     -              -             -        (43,490)
Cost of insurance and administrative charges                                  -              -             -       (720,257)
Transfers between subaccounts                                                 -              -             -      1,125,277
Mortality and expense risk charges                                            -              -             -        (23,174)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -             -      2,917,993
Total increase in net assets                                                  -              -             -      3,275,559
Net assets at December 31, 2000                                               -              -             -      4,982,820

                                                                      Technology     Aggressive     Small Cap      Small Cap
                                                                         Stock         Growth         Stock          Index
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
-------------------------------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         -             384           651        24,719
Net realized gain (loss) from investment transactions                     (1,027)          (697)          838       463,502
Change in unrealized appreciation (depreciation) of investments              782        (15,545)       54,244      (141,262)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             (245)       (15,858)       55,733       346,959

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                182,857        244,300       388,524     3,336,173
Transfers of maturities                                                   (1,537)        (1,536)           (8)      (35,157)
Transfers of surrenders and terminations                                      (5)            (5)          (90)       (3,708)
Transfers of policy loans                                                   (943)        (1,212)       (1,764)      (61,308)
Cost of insurance and administrative charges                             (36,057)       (48,616)      (73,977)   (1,400,950)
Transfers between subaccounts                                            218,199        229,699       346,920       257,660
Mortality and expense risk charges                                        (1,003)        (1,046)       (1,664)      (46,076)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions     361,511        421,584       657,941     2,046,634
Total increase in net assets                                             361,266        405,726       713,674     2,393,593
Net assets at December 31, 2001                                         $361,266       $405,726      $713,674    $7,376,413

                                                                        Mid Cap        Mid Cap                      Capital
                                                                         Stock          Index     International     Growth
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
-------------------------------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                    $            -  $            -      $112,960  $           -
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
Net investment income                                                         -              -          4,546             -
Net realized gain (loss) from investment transactions                         -              -          2,853             -
Change in unrealized appreciation (depreciation) of investments               -              -        121,948             -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -        129,347             -

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                                     -              -        259,456             -
Transfers of maturities                                                       -              -           (461)            -
Transfers of surrenders and terminations                                      -              -           (298)            -
Transfers of policy loans                                                     -              -         (1,552)            -
Cost of insurance and administrative charges                                  -              -        (61,749)            -
Transfers between subaccounts                                                 -              -        163,192             -
Mortality and expense risk charges                                            -              -         (2,006)            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -        356,582             -
Total increase in net assets                                                  -              -        485,929             -
Net assets at December 31, 1999                                               -              -        598,889             -

Increase in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         -              -         47,477             -
Net realized gain (loss) from investment transactions                         -              -         41,897             -
Change in unrealized appreciation (depreciation) of investments               -              -       (404,838)            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -       (315,464)            -

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                     -              -      1,455,919             -
Transfers of maturities                                                       -              -         (1,471)            -
Transfers of surrenders and terminations                                      -              -         (8,048)            -
Transfers of policy loans                                                     -              -         (8,268)            -
Cost of insurance and administrative charges                                  -              -       (344,425)            -
Transfers between subaccounts                                                 -              -        804,894             -
Mortality and expense risk charges                                            -              -        (10,687)            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -      1,887,914             -
Total increase in net assets                                                  -              -      1,572,450             -
Net assets at December 31, 2000                                               -              -      2,171,339             -

                                                                        Mid Cap        Mid Cap                      Capital
                                                                         Stock          Index     International     Growth
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
-------------------------------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   1,396            777          52,534          4,162
Net realized gain (loss) from investment transactions                  (1,490)          (198)         (9,634)        (7,159)
Change in unrealized appreciation (depreciation) of investments       (22,581)        11,523        (718,450)       (20,657)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       (22,675)        12,102        (675,550)       (23,654)

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                             444,608        111,494       1,681,159      1,084,916
Transfers of maturities                                                    -          (2,815)        (11,807)          (898)
Transfers of surrenders and terminations                                  (64)           (54)         (7,070)          (114)
Transfers of policy loans                                              (1,464)            -           (2,804)        (2,761)
Cost of insurance and administrative charges                          (78,888)       (20,816)       (586,321)      (202,960)
Transfers between subaccounts                                         343,172        168,817           4,458        868,881
Mortality and expense risk charges                                     (1,862)          (485)        (17,366)        (4,540)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions  705,502        256,141       1,060,249      1,742,524
Total increase in net assets                                          682,827        268,243         384,699      1,718,870
Net assets at December 31, 2001                                      $682,827       $268,243      $2,556,038     $1,718,870

                                                                         Large                                       High
                                                                        Company        Equity                        Yield
                                                                         Index         Income       Balanced         Bond
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
-------------------------------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                         $2,162,697  $              -  $604,729       $69,110
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
Net investment income                                                     49,411             -_       49,785        21,256
Net realized gain (loss) from investment transactions                     91,503             -        68,140        (2,374)
Change in unrealized appreciation (depreciation) of investments          838,100             -        58,709       (29,663)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          979,014             -       176,634       (10,781)

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                              3,393,404             -     1,397,983       158,002
Transfers of maturities                                                   (2,887)            -        (1,740)         (147)
Transfers of surrenders and terminations                                  (1,815)            -        (1,301)         (291)
Transfers of policy loans                                                (34,857)            -        (1,278)       (1,167)
Cost of insurance and administrative charges                            (833,652)            -      (300,884)      (23,802)
Transfers between subaccounts                                          2,360,899             -       641,377        87,154
Mortality and expense risk charges                                       (35,287)            -       (11,023)       (1,456)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions   4,845,805             -     1,723,134       218,293
Total increase in net assets                                           5,824,819             -     1,899,768       207,512
Net assets at December 31, 1999                                        7,987,516             -     2,504,497       276,622

Increase in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     99,556             -       114,096        35,238
Net realized gain (loss) from investment transactions                    188,120             -       166,806        (4,242)
Change in unrealized appreciation (depreciation) of investments       (1,466,322)            -      (315,533)      (35,369)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       (1,178,646)            -       (34,631)       (4,373)

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                              6,685,532             -     1,816,837       136,250
Transfers of maturities                                                  (23,001)            -        (4,809)         (232)
Transfers of surrenders and terminations                                 (23,642)            -       (10,350)            -
Transfers of policy loans                                               (102,790)            -       (37,068)          960
Cost of insurance and administrative charges                          (2,083,475)            -      (585,881)      (46,686)
Transfers between subaccounts                                          2,484,995             -       319,943        58,011
Mortality and expense risk charges                                       (83,355)            -       (24,559)       (2,585)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions   6,854,264             -     1,474,113       145,718
Total increase in net assets                                           5,675,618             -     1,439,482       141,345
Net assets at December 31, 2000                                       13,663,134             -     3,943,979       417,967

                                                                         Large                                       High
                                                                        Company        Equity                        Yield
                                                                         Index         Income       Balanced         Bond
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
-------------------------------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  147,503         1,493         137,468         45,006
Net realized gain (loss) from investment transactions                  623,300        (2,535)          3,639        (16,592)
Change in unrealized appreciation (depreciation) of investments     (2,603,135)          647        (289,405)       (23,063)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (1,832,332)         (395)       (148,298)         5,351

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                            7,144,390       116,096       1,728,955        151,858
Transfers of maturities                                                (62,041)           -          (19,975)          (991)
Transfers of surrenders and terminations                               (59,971)          (62)        (32,218)        (5,290)
Transfers of policy loans                                              (37,999)           -          (11,142)          (356)
Cost of insurance and administrative charges                        (2,970,746)      (15,166)       (717,649)       (73,892)
Transfers between subaccounts                                          294,843       137,560         112,746         47,164
Mortality and expense risk charges                                    (108,619)         (588)        (31,646)        (3,634)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions 4,199,857       237,840       1,029,071        114,859
Total increase in net assets                                         2,367,525       237,445         880,773        120,210
Net assets at December 31, 2001                                    $16,030,659      $237,445      $4,824,752       $538,177

                                                                                       Bond                       Money
                                                                                       Index                     Market
                                                                                    Subaccount                 Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                                        $25,942                    $344,923
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
Net investment income                                                                  5,486                      13,959
Net realized gain (loss) from investment transactions                                   (448)                          -
Change in unrealized appreciation (depreciation) of investments                       (5,652)                          -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         (614)                     13,959

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                                             79,922                   4,104,843
Transfers of maturities                                                                    -                           -
Transfers of surrenders and terminations                                                (101)                       (100)
Transfers of policy loans                                                               (172)                          -
Cost of insurance and administrative charges                                         (14,663)                   (118,096)
Transfers between subaccounts                                                         43,510                  (3,773,970)
Mortality and expense risk charges                                                      (639)                     (3,013)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                 107,857                     209,664
Total increase in net assets                                                         107,243                     223,623
Net assets at December 31, 1999                                                      133,185                     568,546

Increase in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 11,433                      33,854
Net realized gain (loss) from investment transactions                                 (1,513)                          -
Change in unrealized appreciation (depreciation) of investments                       10,220                           -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       20,140                      33,854

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                             97,949                   5,294,114
Transfers of maturities                                                                 (508)                         (7)
Transfers of surrenders and terminations                                                  -                         (597)
Transfers of policy loans                                                                 -                            -
Cost of insurance and administrative charges                                         (26,469)                   (180,056)
Transfers between subaccounts                                                         11,809                  (5,023,948)
Mortality and expense risk charges                                                    (1,272)                     (5,246)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                  81,509                      84,260
Total increase in net assets                                                         101,649                     118,114
Net assets at December 31, 2000                                                      234,834                     686,660

                                                                                       Bond                       Money
                                                                                       Index                     Market
                                                                                    Subaccount                 Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
Net investment income                                                                 24,716                      32,065
Net realized gain (loss) from investment transactions                                     95                           -
Change in unrealized appreciation (depreciation) of investments                        4,381                           -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       29,192                      32,065

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                            254,075                   4,734,482
Transfers of maturities                                                               (3,342)                        (15)
Transfers of surrenders and terminations                                                 (72)                        (88)
Transfer of policy loans                                                                (313)                    (16,135)
Cost of insurance and administrative charges                                         (68,978)                   (175,593)
Transfers between subaccounts                                                        147,538                  (3,779,633)
Mortality and expense risk charges                                                    (3,019)                     (8,285)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                 325,889                     754,733
Total increase in net assets                                                         355,081                     786,798
Net assets at December 31, 2001                                                     $589,915                  $1,473,458

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Life Account I
Notes to Financial Statements

As of December 31, 2001

Note 1. Summary of Significant Accounting Policies

The AAL Variable Life Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium variable universal life insurance certificates.

The Account has fourteen separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood. The merger is not expected to have a significant impact on the operations of the Account.

Note 2. Expense Charges

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts. Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter. A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for AAL’s fraternal activities. The certificate owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. In addition, a surrender charge is imposed in the event the certificate is surrendered or the specified amount is reduced. The initial surrender charge is based on an amount per thousand of specified coverage for which the certificate is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 certificate years to zero in the 11th certificate year.

Additionally, during the year ended December 31, 2001, management fees were paid indirectly to AAL Capital Management Corporation, a subsidiary of AAL, in its capacity as advisor to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                                 % of Average     Investment
                                  Net Assets     Advisory Fees
Subaccount:
------------------------------------------------------------------------------
Technology Stock                       0.75%       $1,732
Aggressive Growth                      0.80%        2,771
Small Cap Stock                        0.70%        3,106
Small Cap Index                        0.35%       20,838
Mid Cap Stock                          0.70%         2,365
Mid Cap Index                          0.35%          907
International                          0.80%       32,100
Capital Growth                         0.65%        6,198
Large Company Index                    0.31%       42,760
Equity Income                          0.45%        1,237
Balanced                               0.32%       24,210
High Yield Bond                        0.40%        4,172
Bond Index                             0.35%        2,742
Money Market                           0.35%        3,264

Note 3. Federal Income Taxes

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account’s net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

Note 4. Investment Transactions

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

Year ended
December 31, 2001                   Purchases         Sales
Subaccount
-------------------------------------------------------------------------------
Technology Stock                      $369,161        $7,650
Aggressive Growth                      424,849         2,881
Small Cap Stock                        666,846         7,664
Small Cap Index                      2,809,740       287,683
Mid Cap Stock                          720,604        13,706
Mid Cap Index                          272,560        15,472
International                        1,226,860       114,077
Capital Growth                       1,785,575        38,889
Large Company Index                  5,565,604       664,443
Equity Income                          263,601        24,268
Balanced                             1,516,792       324,194
High Yield Bond                        205,276        45,411
Bond Index                             385,583        34,978
Money Market                         3,529,068     2,742,333
-------------------------------------------------------------------------------
                                   $19,742,119    $4,323,649
===============================================================================

-------------------------------------------------------------------------------
Note 5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows:

                           Units      Units      Net Increase/
                            Sold     Redeemed      (Decrease)
Year ended
December 31, 2001
Subaccount
-------------------------------------------------------------------------------
Technology Stock            48,823        5,098      43,725
Aggressive Growth           57,641        6,793      50,848
Small Cap Stock             73,112        7,810      65,302
Small Cap Index            333,002      150,017     182,985
Mid Cap Stock               84,994        9,260      75,734
Mid Cap Index               29,178        2,931      26,247
International              173,295       68,445     104,850
Capital Growth             213,267       23,906     189,361
Large Company Index        696,328      322,041     374,287
Equity Income               26,935        1,712      25,223
Balanced                   169,173       81,681      87,492
High Yield Bond             22,302        9,761      12,541
Bond Index                  33,094        6,633      26,461
Money Market             4,009,752    3,373,080     636,672
--------------------------------------------------------------------------------
                         5,970,896    4,069,168   1,901,728
================================================================================

                           Units      Units      Net Increase/
                            Sold     Redeemed      (Decrease)
Year ended
December 31, 2000
Subaccount
--------------------------------------------------------------------------------
Small Cap Index            351,117       78,732     272,385
International              168,093       28,739     139,354
Large Company Index        707,241      184,594     522,647
Balanced                   183,437       62,781     120,656
High Yield Bond             21,748        5,539      16,209
Bond Index                  10,737        3,353       7,384
Money Market             4,745,648    4,673,659      71,989
--------------------------------------------------------------------------------
                         6,188,021    5,037,397   1,150,624
================================================================================

Note 6. Unit Values

A summary of unit values, units outstanding, net assets, and total returns, excluding charges levied against contracts, for variable life contracts is shown below. The following presentation does not disclose an expense ratio because no charges are levied directly against the separate account. However, a mortality and expense risk charge of 0.75% per year is levied against each contract on a monthly basis. Quoted total returns only reflect the change in the subaccounts unit value for the period; the quoted returns do not reflect deductions for charges and expenses at the contract level.

Year or Perid Ended                                                                                 Investment        Total
December 31, 2001:                                     Units        Unit Value     Net Assets      Income Ratio      Return
-----------------------------------------------------------------------------------------------------------------------------------
Technology Stock Subaccount                           43,725           $8.25       $361,266            0.00%       (17.51)%*
Aggressive Growth Subaccount                         50,848             7.96        405,726            0.23        (20.42)*
Small Cap Stock Subaccount                             65,302          10.94        713,674            0.25          9.35*
Small Cap Index Subaccount                           623,185           12.04      7,376,413            0.40          6.38
Mid Cap Stock Subaccount                               75,734           9.02        682,827            0.47         (9.79)*
Mid Cap Index Subaccount                               26,247          10.22        268,243            1.02          2.19*
International Subaccount                              285,487           8.96      2,556,038            2.25        (25.49)
Capital Growth Subaccount                             189,361           9.14      1,718,870            0.57         (8.60)*
Large Company Index Subaccount                      1,488,611          10.77     16,030,659            1.00        (12.15)
Equity Income Subaccount                               25,223           9.38         237,445           1.56         (6.25)*
Balanced Subaccount                                   414,271          11.65      4,824,752            3.08         (3.49)
High Yield Bond Subaccount                             59,085           9.11        538,177            9.13          1.41
Bond Index Subaccount                                  46,560          12.67        589,915            6.11          8.47
Money Market Subaccount                             1,233,087           1.19      1,473,458            3.29          3.80

* Cumulative total return since commencement of operations on March 2, 2001.

Report of Independent Accountants

The Board of Directors and Certificate Owners
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the accompanying statement of assets and liabilities of the individual subaccounts of AAL Variable Annuity Account II (the Account) (comprising, respectively, the Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Index, Mid Cap Stock, Mid Cap Index, International, Capital Growth, Large Company Index, Equity Income, Balanced, High Yield Bond, Bond Index, and Money Market Subaccounts) as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account II at December 31, 2001, and the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young

Milwaukee, Wisconsin
January 23, 2002

A Note on Forward-Looking Statements

Except for the historical information contained in the foregoing reports on each of the Portfolios, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe habor provisions of the Securities Litigation Reform Act of 1995. These include discussions about each portfolio manager’s predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Portfolio in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager’s forcasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalized on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Portfolio to differ materially from the projected results for the Portfolio, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Portfolio.

Glossary of Terms

· Non income-producing security - A non income-producing security is a security which has not paid a dividend or interest payment in the past calendar year.

(1) The interest rate reflects the discount rate at the date of purchase.

(2) 144A security - A 144A security is a security that is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) Security in default - A security in default is a security that has missed its last interest payment.

(4) Illiquid security valued at fair value - A security that is not traded actively.

(5) Step-coupon bond - A debt instrument that pays a fixed rate for an initial period, then increases to a higher rate after a period of time.

(6) 4(2) Commercial paper - 4(2) commercial paper is a security that has not been fully registered with the SEC. Because the security has not been fully registered it is considered an illiquid or restricted security. Once the security is registered, it loses its 4(2) classification and is no longer restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(7) Convertible Bonds - Bonds carrying the right to be exchanged to common stock.

Directors and Officers of
AAL Variable Product Series Fund, Inc.

Board of Directors and Executive Officers

The directors and executive officers of the 14 Portfolio complex of the Fund and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all directors and officers is 4321 North Ballard Road, Appleton, WI 54919-0001:

Name, Address          Position and Year
    and Age              Term Began                  Principal Occupation                     Other Directorships
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John O. Gilbert           Chairman &        President and Chief Executive Officer,     Chairman of Life Office Management
Dob 8/30/42               Director*         Aid Association for Lutherans              Association Board, member of
                          1994                                                         American Council of Life Insurers,
                                                                                       board of regents for Luther College
                                                                                       Chancellor's Advisory Council at the
                                                                                       University of Wisconsin-Oshkosh.
                                                                                       Member Fox Cities Performing Arts
                                                                                       Center. President, Appleton
                                                                                       Development Council.
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Woodrow E. Eno            Director          Senior Vice President, Secretary and       Director, Fox Valley Lutheran
Dob 4/5/46                1999              General Counsel, Aid Association for       Homes Inc.
                                            Lutherans; Chairman of the Board for
                                            AAL Capital Management Corporation
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Richard L. Gady           Director          Vice President, Public Affairs and Chief   Director, International Food and
Dob 2/28/43               1994              Economist ConAgra, Inc. (agribusiness)     Agribusiness Management
One ConAgra Drive                                                                      Association, Farm Foundation, U.S.
Omaha, NE  68102-5001                                                                  Chamber AgricultureCommittee,
                                                                                       EC-North American Policy Group,
                                                                                       Harvard Business Economics Round Table
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F. Gregory Campbell       Director          President, Carthage College                Director, Johnson Family Mutual Funds
Dob 12/16/39              1994                                                         ECLA University and College Employers'
2001 Alford Park Drive                                                                 Health Benefit Trust, ELCA Risk
Kenosha, WI  53140                                                                     Management, Kenosha Area Business
                                                                                       Alliance, Ther Prairie School, United
                                                                                       Health Care Systems-Kenosha
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Edward W. Smeds           Director          Retired; President of Customer Service
Dob 2/15/36               1999              and Operations, Kraft Foods (food and
6814 Pelican Bay Blvd.                      agriculture)
Naples, FL  34108
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Lawrence M. Woods         Director          Retired, formerly Executive Vice           Director, Gottsche Rehabilitation Center
Dob 4/14/32               1994              President and Director, Mobil Oil
524 Sunset Drive                            Corporation
Worland, WY  82401
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Robert G. Same            President         Vice President, Chief Compliance
Dob 7/25/45               1999              Officer and Deputy Counsel, Aid
                                            Association for Lutherans; President
                                            AAL Capital Management Corporation
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James H. Abitz            Vice President    Vice President, Investments, Aid
Dob 5/27/45               1999              Association for Lutherans; Senior Vice
                                            President, AAL Capital Management
                                            Corporation
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Charles D. Gariboldi      Treasurer         Second Vice President, Investment
Dob 12/31/59              1999              Accounting Services, Aid Association
                                            for Lutherans; Vice President, AAL
                                            Capital Management Corporation
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Brett L. Agnew            Secretary         Attorney, Aid Association for
Dob 2/4/71                2001              Lutherans Assistant Secretary,
                                            Capital Management
                                            Corporation
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The statement of additional information contains more information and can be obtained by calling (800) 225-5225.

                            Transfer Agent     Aid Association for Lutherans
                                               4321 North Ballard Road o Appleton, WI  54919-0001

                                Sub-Adviser    Pacific Investment Management Company (PIMCO)
                (High Yield Bond Portfolio)    840 Newport Center Drive
                                               Suite 300, Newport Beach, CA 92660

Sub-Adviser (International Stock Portfolio)    Oechsle International Advisors LLC
                                               One International Place o Boston, MA 02110

  Sub-Adviser (Aggressive Growth Portfolio)    Janus Capital Corporation
                                               100 Fillmore Street o Denver, CO 80206

           Investment Adviser& Distributor     AAL Capital Management Corporation
                                               222 W. College Avenue o Appleton, WI 54919-0007

                                  Custodian    Citibank, N.A.
                                               111 Wall Street o New York, NY 10043

                              Legal Counsel    Quarles & Brady LLP
                                               411 East Wisconsin Avenue o Milwaukee, WI 53202

                    Independent Accountants    PricewaterhouseCoopers LLP
                                               Suite 1500 100 East Wisconsin Avenue
                                               Milwaukee, WI 53202

This report is submitted for the information of the certificate owners of the AAL Variable Annuity Account I, AAL Variable Annuity Account II and AAL Variable Life Account I. It is not authorized for distribution to prospective certificate owners unless preceded or accompanied by a current prospectus for the AAL Variable Annuity Account I, AAL Variable Account II, AAL Variable Life Account I and the AAL Variable Product Series Fund, Inc.

[AID ASSOCIATION FOR LUTHERANS LOGO]                       [AAL CAPITAL MANAGEMENT CORPORATION LOGO]